UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report December 31, 2022 Fund of Funds Portfolios Balanced Strategy Growth and Income Strategy Growth Strategy Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

Ongoing macroeconomic and geopolitical uncertainty created a challenging backdrop for the capital markets during the 12-month period ended December 31, 2022 (the “Reporting Period”). The Russia/Ukraine conflict and its impact on energy prices, COVID-19 flare-ups in China, and pressure from rising wages in the U.S. led to sustained high inflation and hawkish, synchronized monetary policy responses from global central banks. (Hawkish suggests higher interest rates; opposite of dovish.)

During the first quarter of 2022, when the Reporting Period began, inflationary pressures intensified, with many developed nations experiencing their fastest price increases in decades. In February, geopolitical tensions added uncertainty to an already complex investment backdrop, as energy and commodity prices spiked in response to Russia’s invasion of Ukraine late in the month. In response, global central banks, including the U.S. Federal Reserve (the “Fed”), took policy action. In March, the Fed raised interest rates, by 25 basis points, for the first time since 2018. (A basis point is 1/100th of a percentage point.) Fed Chair Jerome Powell provided guidance that policymakers were prepared to act even more aggressively to tackle inflation. In addition, a number of Fed governors indicated their openness to 50 basis point rate hikes at the next meeting or two with the possibility of getting to neutral rate levels by the end of 2022. (The neutral rate is the theoretical federal funds rate at which the stance of Fed monetary policy is neither accommodative nor restrictive. It is the short-term real interest rate consistent with the economy maintaining full employment with associated price stability.) Global equities broadly declined during the first calendar quarter. Within fixed income, credit spreads (or yield differentials to duration-equivalent government bonds) widened, as bond yields rose in response to inflationary pressures.

Global economic activity moderated noticeably in the second quarter of 2022 amid tighter financial conditions and COVID-19 outbreaks in China. Inflation accelerated, as food and energy prices continued to rise in the wake of Russia’s attack on Ukraine. Major central banks focused on taming inflation, signaling they would continue to tighten monetary policy until inflation came down toward their respective target levels. In the U.S., the Fed raised interest rates twice during the second calendar quarter, by 50 basis points in May and then by 75 basis points in June, and indicated there would likely be more rate increases into the end of 2022. Investor concerns around slower economic growth deepened, with worries increasing about a potential policy miscalculation by the Fed. As a result, global equities continued to sell off, led by a steep decline in the U.S equity market. Emerging market equities also fell, though Chinese equities broadly recorded gains. Fixed income markets were mostly negative, as central bank interest rate hikes overall came faster than investors had previously anticipated. Rising short-term interest rates and expectations for further monetary policy tightening hurt duration-sensitive assets, while concerns about the economic outlook led to further credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

The themes that had dominated the capital markets during the first half of 2022 persisted into the third calendar quarter. Higher than consensus expected inflation data prompted the Fed to make two additional interest rate hikes, totaling 150 basis points, during the third quarter, increasing investor concern that Fed tightening might ultimately tip the U.S. economy into recession. In this environment, global equities and the fixed income market posted further losses. In the U.S., the S&P 500® Index recorded a third consecutive quarter of declines for the first time since the 2008 financial crisis. Within fixed income, the Fed’s short-term rate hikes as well as rising longer-term yields weighed heavily on duration-sensitive assets. Higher perceived recession risk pushed credit spreads wider.

The fourth quarter of 2022 saw modest relief for risk assets, which recouped some of the losses suffered during the previous three calendar quarters. Although U.S. inflation surprised to the downside in the last months of the year, helping to drive up equity markets, major central banks generally maintained their tightening stance and signaled additional tightening, though at a slower pace. The Fed hiked interest rates twice during the fourth quarter, with a 75 basis point hike in November but a 50 basis point hike in December, in line with market expectations. Meanwhile, China began reopening its economy as the government eased its COVID-19 restrictions. In Europe, energy prices dropped, thanks to a warmer than usual winter.

Looking Ahead

At the end of the Reporting Period, we had a cautious outlook on the capital markets. In our view, the Fed was likely to continue tightening monetary policy until officials saw clear and consistent evidence of a sufficient and sustained decline in inflation. Although we acknowledged a growing investor narrative about the potential for a soft landing, we believed the Fed might find that difficult to achieve. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by

MARKET REVIEW

central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Furthermore, we thought global central bank tightening cycles might diverge in terms of direction and speed based on each country’s individual household vulnerabilities.

Against this backdrop, we remained cautious about the potential risk-reward balance of adding risk to our portfolios. In addition, with short-term interest rates near 5%, we believed investors were not being adequately compensated for being pro-risk amid the prevailing uncertainty around earnings growth, geopolitical developments and global monetary policy. Until we saw more clarity in the inflation/economic growth mix, we expected to favor higher yielding, high quality fixed income over equities. Going forward, we continued to believe that a dynamic investment approach and careful risk management should help us identify attractive opportunities, both regionally and across asset classes.

PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

Investment Objective

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios – Asset Allocation (the “Portfolios”) for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A

Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of -14.09%, -14.70%, -13.69%, -14.18%, -13.79%, -13.66%, -14.30% and -13.75%, respectively. This compares to the -13.90% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Global Aggregate Index (Gross, USD, Hedged) (“Bloomberg Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of -11.22% and -18.36%, respectively, during the Reporting Period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of -15.50%, -16.16%, -15.19%, -15.61%, -15.30%, -15.17%, -15.73% and -15.19%, respectively. This compares to the -15.33% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of -11.22% and -18.36%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of -17.14%, -17.76%, -16.87%, -17.27%, -16.92%, -16.85%, -17.38% and -16.85%, respectively. This compares to the -16.82% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of -11.22% and -18.36%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A

The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by three sources of return: long-term strategic asset allocation, medium-term and short-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk,

PORTFOLIO RESULTS

as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. Then, as part of our tactical investment process, we incorporate our medium-term and short-term dynamic views into the Portfolios to adapt to changes in the markets, economic cycle and macroeconomic environment. Each Portfolio’s positioning may therefore change over time based on our medium-term and short-term market views on dislocations and attractive investment opportunities. These views may impact relative weightings across asset classes, allocations to geographic regions, sectors and industries, and the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated negative absolute returns. In relative terms, the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio outperformed their respective benchmark indices, while the Goldman Sachs Growth Strategy Portfolio underperformed its benchmark index.[1]

Long-term strategic asset allocation produced mixed results for the Portfolios. Medium-term dynamic views and short-term dynamic decisions contributed positively. Security selection within the Underlying Funds was broadly negative.

Within long-term strategic asset allocation, those Portfolios with greater exposure to managed futures performed relatively better. Specifically, long-term asset allocation added slightly to the performance of the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio. The impact of our long-term strategic asset allocation on the Goldman Sachs Growth Portfolio was muted.

Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, added to the performance of all three Portfolios. The Portfolios benefited from the medium-term dynamic view that they have decreased exposure to equity beta, or less sensitivity to equity market volatility. Although all three Portfolios were helped by the medium-term dynamic view that they have reduced exposure to equities, they were negatively affected by re-allocations to fixed income, as yields rose during the

Reporting Period. Medium-term dynamic allocations to U.S. and global investment grade corporate bonds detracted from the performance of all three Portfolios. In addition, medium-term dynamic allocations to U.S. Treasury securities and emerging markets debt had a negative impact on the Goldman Sachs Growth Strategy Portfolio. On the other hand, as interest rates rose during the Reporting Period, all three Portfolios benefited from their reduced allocations to our long U.S. interest rate options strategy, which generally has substantial duration sensitivity. (Our long U.S. interest rate options strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, is a macroeconomic hedge that buys options on short-term interest rates, including call options. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, contributed positively to the performance of all three Portfolios during the Reporting Period. Between the beginning of the Reporting Period and January 17, 2022, short-term dynamic views were expressed through the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which generated positive returns during that period. From January 17, 2022, when we began implementing our short-term dynamic views directly, and the end of the Reporting Period, the Portfolios benefited from our decision to use S&P 500® Index options to express generally bullish short-term dynamic views on U.S. large-cap equities. Our short-term dynamic view that the Portfolios have increased exposure to energy master limited partnerships (“MLPs”) also added to their performance. In addition, all three Portfolios were helped by our short-term dynamic view that they hold small tactical positions in the U.S. energy and health care sectors.

Security selection within the Underlying Funds detracted overall from the performance of all three Portfolios during the Reporting Period.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Among the Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs International Equity Insights Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Global Real Estate Securities Fund underperformed their respective

1 As measured by Institutional Shares.

PORTFOLIO RESULTS

benchmark indices. The Goldman Sachs International Small Cap Insights Fund outperformed its benchmark index. During the Reporting Period overall, the performance of the Goldman Sachs ActiveBeta Large Cap Equity ETF versus its benchmark index was rather flat.

Among Underlying Fixed Income Funds, the Goldman Sachs Global Core Fixed Income Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices. The performance of the Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs Inflation Protected Securities Fund and the Goldman Sachs Short Duration Bond Fund was rather flat during the Reporting Period.

Among Underlying Dynamic Funds, the Goldman Sachs Managed Futures Strategy Fund outperformed its cash benchmark. The Goldman Sachs Alternative Premia Fund underperformed its cash benchmark between the beginning of the Reporting Period and January 17, 2022 when it was removed as an Underlying Fund of the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio. (The Goldman Sachs Alternative Premia Fund was not an Underlying Fund for the Goldman Sachs Growth Strategy Portfolio.)

The Underlying Tactical Fund outperformed its cash benchmark between the beginning of the Reporting Period and January 17, 2022, when we began implementing our short-term dynamic views directly.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, all three Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (negative impact on performance). For short-term dynamic views, the Portfolios utilized equity index futures to gain exposure to Eurozone banks (negative impact). They employed equity index options on U.S. large-cap equities (positive impact) and equity index options on U.K. and South Korean equities (each had a negative impact). In addition, the Portfolios used equity options to gain access to the U.S. health care sector (positive impact).

Within fixed income, all three Portfolios invested in a strategy that utilized interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated (negative impact). In addition, U.S. Treasury futures were used to express our medium-term dynamic views on longer-term Treasury securities and to position the Portfolios toward the long-term end of the U.S. Treasury yield curve (negative impact). (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

The three Portfolios used forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies. In addition, within short-term tactical views on currencies, the Portfolios employed forward foreign currency exchange contracts (neutral impact).

During the Reporting Period, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A	No changes were made to the Portfolios’ long-term strategic asset allocations during the Reporting Period.

As for medium-term dynamic allocations, we decreased the Portfolios’ exposures to Treasury inflation protected securities and U.S. large-cap growth equities during February 2022 and also increased their exposures to high yield corporate bonds and energy MLPs. In March, we increased the Portfolios’ medium-term dynamic allocations to core fixed income and cash, while reducing their overall exposures to equities by trimming their holdings of S&P 500® Index futures. During April, we adjusted the Portfolios’ duration positioning by decreasing exposures to longer-maturity bonds and increasing exposures to short duration bonds and our long U.S. interest rate options strategy. In addition, we slightly increased the Portfolios’ exposures to U.S. dollar-denominated emerging markets debt and reduced their equity allocations overall by decreasing exposures to international small-cap equities. During May, we adopted the medium-term dynamic view that the Portfolios have less exposure to riskier fixed income and more exposure to less risky fixed income. As a result, we reduced the Portfolios’ exposures to high yield corporate bonds and added exposures to short duration bonds. In June, we continued to decrease the Portfolios’ exposures to high yield corporate bonds and also reduced their exposures to U.S. dollar-denominated emerging markets debt, moving

PORTFOLIO RESULTS

some of the capital into core fixed income and relatively smaller amounts into cash. Additionally, we expressed the medium-term dynamic view that the Portfolios have smaller allocations to real assets by trimming their exposures to real estate and infrastructure securities. During August, we increased the Portfolios’ medium-term dynamic allocations to local emerging markets debt. We reduced their exposures to emerging markets equities in order to increase their holdings of S&P 500® Index futures. Additionally, we decreased the Portfolios’ medium-term dynamic allocations to U.S. large-cap growth equities during August. In October, we reduced the Portfolios’ cash positions in favor of greater exposures to short duration U.S. Treasury securities. During December, we increased the Portfolios’ medium-term dynamic allocations to U.S. dollar-denominated emerging markets debt by further reducing their cash positions. We also increased their exposures to emerging markets equities through decreased allocations to real estate securities. In addition, we reduced the Portfolios’ overall credit risk in December by shifting their exposures slightly from short duration bonds into very short U.S. Treasury maturities.

Regarding short-term dynamic allocations, we removed the Portfolios’ allocations to the Underlying Tactical Fund during January 2022 and began implementing our views directly, primarily through ETFs and derivatives. Using these instruments, we added tactical exposures to U.S. equities, non-U.S. developed markets equities and currencies. In April, we expressed the short-term dynamic view that the

Portfolios have slightly greater allocations to core fixed income. In May, we tactically increased the Portfolios’ allocations to U.S. large-cap equity options to reflect generally bullish views. In September, we increased the size of this tactical options strategy on U.S. large-cap equities. Finally, in December, we modestly reduced the size of the Portfolios’ short-term dynamic allocations to U.S. large-cap equity options.

Regarding Underlying Funds, we removed the Goldman Sachs Dynamic Global Equity Fund as an Underlying Fund for the Portfolios during January 2022, reallocating the capital to other Underlying Equity Funds. In January 2022, in advance of its liquidation in February, we removed the Goldman Sachs Alternative Premia Fund as an Underlying Fund for the Portfolios.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A

Effective January 3, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Portfolios, joining Neill Nuttall and Siwen Wu. By design, all investment decisions for the Portfolios are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Portfolios.

FUND BASICS

    Balanced Strategy

    as of December 31, 2022

COMPOSITION†

The Portfolio seeks current income and long-term capital appreciation. Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 50% (which allocation could be increased by 30% or decreased by 25%) of its assets in underlying fixed income funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the underlying dynamic funds, and approximately 35% (which allocation could be increased by 25% or decreased by 30%) of its assets in underlying equity funds.

STRATEGIC MODEL PORTFOLIO WEIGHTINGS†

- 25.6% GS Global Income Fund
- 15.3% GS Dynamic Global Equity Fund
- 10.0% GS Investment Grade Bond ETF
- 10.0% GS ActiveBeta Large Cap Equity ETF
- 5.0% US Large Cap Equity futures
- 5.0% GS Tactical Tilt Overlay Fund
- 4.7% GS International Equity Insights Fund
- 4.1% GS Emerging Markets Equity Insights Fund
- 3.3% GS Core Fixed Income Fund
- 3.1% GS Emerging Market Debt Fund
- 2.9% GS Managed Futures Strategy Fund
- 2.2% GS International Small Cap Insights Fund
- 2.1% GS Alternative Premia Fund
- 2.0% GS Global Infrastructure Fund
- 4.7% Other

DYNAMIC FUND WEIGHTINGS‡

- 29.7% GS Global Income Fund
- 13.9% GS ActiveBeta Large Cap Equity ETF
- 10.0% GS Investment Grade Bond ETF
- 7.0% US Large Cap Equity futures
- 6.0% GS International Equity Insights Fund
- 6.0% Goldman Sachs Access Treasury 01 Year ETF (GBIL)
- 3.7% GS Emerging Markets Equity Insights Fund
- 3.5% GS Short Duration Bond Fund
- 3.3% GS Core Fixed Income Fund
- 2.9% GS Managed Futures Strategy Fund
- 2.6% GS ActiveBeta International Equity ETF
- 2.0% GS Global Infrastructure Fund
- 10.9% Other

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2022. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

     Percentage of Net Assets

as of 12/31/22
as of 12/31/21
40%
30%
20%
10%
0%
29.4%
26.1%
13.8%
9.6%
9.8%
9.0%
6.1%
5.1%
6.0%
0.0%
4.8%
5.5%
3.7%
2.9%
3.7%
1.9%
3.2%
2.8%
3.0%
2.7%
2.5%
0.0%
1.9%
1.8%
1.5%
2.2%
1.5%
0.0%
1.4%
2.0%
1.1%
0.0%
1.0%
0.0%
1.0%
0.0%
0.9%
1.0%
0.4%
0.0%
0.3%
0.0%
0.2%
0.0%
0.1%
0.0%
Global Core Fixed Income Fund
ActiveBeta U.S. Large Cap Equity ETF
Access Investment Grade Corporate Bond ETF
International Equity Insights Fund
Access Treasury 0-1 Year ETF
Financial Square Government Fund
Emerging Markets Equity Insights Fund
Short Duration Bond Fund
Core Fixed Income Fund
Managed Futures Strategy Fund
ActiveBeta International Equity ETF
Global Infrastructure Fund
Emerging Markets Debt Fund
ActiveBeta Emerging Markets Equity ETF
International Small Cap Insights Fund
Large Cap Value Insights Fund
Local Emerging Markets Debt Fund
MarketBeta International Equity ETF
High Yield Floating Rate Fund
MarketBeta Emerging Markets Equity ETF
Small Cap Equity Insights Fund
Large Cap Growth Insights Fund
Energy Infrastructure Fund

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

    Performance Summary

    December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Balanced Strategy Portfolio’s 10 Year Performance

    Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-14.09%	1.88%	3.48%	—
Including sales charges	-18.84%	0.74%	2.90%	—

Class C
Excluding contingent deferred sales charges	-14.70%	1.12%	2.71%	—
Including contingent deferred sales charges	-15.55%	1.12%	2.71%	—

Institutional	-13.69%	2.27%	3.89%	—

Service	-14.18%	1.75%	3.44%	—

Investor	-13.79%	2.15%	3.74%	—

Class R6 (Commenced July 31, 2015)	-13.66%	2.30%	N/A	3.50%

Class R	-14.30%	1.64%	3.25%	—

Class P (Commenced April 17, 2018)	-13.75%	N/A	N/A	2.39%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

    Growth and Income Strategy

    as of December 31, 2022

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2022. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

as of December 31, 2022

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

as of 12/31/22
as of 12/31/21
30%
25%
20%
15%
10%
5%
0%
24.8%
21.3%
14.4%
9.1%
10.5%
8.2%
9.4%
8.8%
6.2%
0.0%
5.4%
4.4%
3.7%
0.0%
3.6%
1.9%
3.0%
4.1%
2.5%
2.4%
2.2%
2.6%
2.0%
1.8%
1.8%
2.5%
1.5%
0.0%
1.4%
0.0%
1.3%
0.0%
1.1%
0.3%
0.9%
0.9%
0.7%
0.0%
0.5%
0.0%
0.3%
0.0%
0.1%
0.0%
ActiveBeta U.S. Large Cap Equity ETF
Global Core Fixed Income Fund
International Equity Insights Fund
Access Investment Grade Corporate Bond ETF
Access Treasury 0-1 Year ETF
Emerging Markets Equity Insights Fund
ActiveBeta International Equity ETF
Short Duration Bond Fund
Financial Square Government Fund
Managed Futures Strategy Fund
International Small Cap Insights Fund
Global Infrastructure Fund
Emerging Markets Debt Fund
MarketBeta International Equity ETF
Large Cap Value Insights Fund
ActiveBeta Emerging Markets Equity ETF
Local Emerging Markets Debt Fund
High Yield Floating Rate Fund
MarketBeta Emerging Markets Equity ETF
Small Cap Equity Insights Fund
Large Cap Growth Insights Fund
Energy Infrastructure Fund

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

    Performance Summary

    December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth and Income Strategy Portfolio’s 10 Year Performance

    Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-15.50%	2.85%	4.98%	—
Including sales charges	-20.14%	1.70%	4.39%	—

Class C
Excluding contingent deferred sales charges	-16.16%	2.08%	4.20%	—
Including contingent deferred sales charges	-17.00%	2.08%	4.20%	—

Institutional	-15.19%	3.23%	5.39%	—

Service	-15.61%	2.73%	4.87%	—

Investor	-15.30%	3.11%	5.24%	—

Class R6 (Commenced July 31, 2015)	-15.17%	3.24%	N/A	4.74%

Class R	-15.73%	2.60%	4.71%	—

Class P (Commenced April 17, 2018)	15.19%	N/A	N/A	3.27%

*   These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

    Growth Strategy

    as of December 31, 2022

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2022. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

    Performance Summary

    December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Class A Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Strategy Portfolio’s 10 Year Performance

    Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-17.14%	3.68%	6.44%	—
Including sales charges	-21.69%	2.52%	5.84%	—

Class C
Excluding contingent deferred sales charges	-17.76%	2.91%	5.64%	—
Including contingent deferred sales charges	-18.57%	2.91%	5.64%	—

Institutional	-16.87%	4.06%	6.85%	—

Service	-17.27%	3.55%	6.32%	—

Investor	-16.92%	3.94%	6.71%	—

Class R6 (Commenced July 31, 2015)	-16.85%	4.09%	N/A	5.87%

Class R	-17.38%	3.42%	6.16%	—

Class P (Commenced April 17, 2018)	-16.85%	N/A	N/A	4.14%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Satellite Strategies Portfolio

Investment Objective The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios – Satellite Strategies Portfolio (the “Portfolio”) for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A

During the Reporting Period, the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of -15.19%, -15.83%, -14.92%, -15.32%, -15.03%, -14.89%, -15.46% and -14.78%, respectively. This compares to the -14.68% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg U. S. Index”), 30% of the S&P 500® Index and 30% of the MSCI Europe, Australasia and Far East Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg U.S. Index, the S&P 500 Index and the MSCI EAFE Index, generated average annual total returns of -13.01%, -18.11% and -14.45%, respectively, during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes broadly produced negative returns, generally performing in line with traditional equity and fixed income asset classes.

Among equity satellite asset classes, those with comparatively more exposure to beta risk, such as international small-cap equities and emerging markets equities, performed worse than large-cap developed markets equities broadly. (Beta risk generally refers to a stock’s sensitivity to equity market volatility.) Among fixed income satellite asset classes, those with less interest rate sensitivity held up best. High yield floating rate loans, for example, performed better than high yield corporate bonds. Both performed better than investment grade corporate bonds, a traditional fixed income asset class. Meanwhile, U.S. dollar-denominated emerging markets debt securities were weaker than developed markets bonds. However, local emerging markets debt performed better than the broad U.S. fixed income market. Within real assets, U.S. energy master limited partnerships (“MLPs”) generated double-digit gains. Global infrastructure securities posted negative returns but held up better than many other satellite asset classes, benefiting from the performance of utilities and energy infrastructure securities. Global real estate securities posted a significant decline.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A

The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term dynamic views into the Portfolio to adapt to changes in the markets, economic cycle and macroeconomic environment. The Portfolio’s positioning may therefore change over time based on our medium-term dynamic views of on dislocations and

PORTFOLIO RESULTS

attractive investment opportunities. These views may impact relative weighting across asset classes, allocations to geographic regions, sectors and industries, and the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, our long-term strategic asset allocation generated negative absolute returns but outperformed the Portfolio’s blended benchmark of core asset classes. Our medium-term dynamic allocation detracted modestly from the Portfolio’s performance during the Reporting Period. Security selection within the Underlying Funds also detracted from the Portfolio’s returns during the Reporting Period, with underperformance concentrated in the Underlying Funds focused on emerging markets equities and global real estate securities.

Long-term strategic asset allocation added to the Portfolio’s relative performance. The Portfolio benefited from its strategic allocation to energy MLPs, which appreciated 30.92% (as measured by the Alerian MLP Index) during the Reporting Period. A strategic allocation to global infrastructure securities also contributed positively to the Portfolio’s relative performance. Within fixed income, the Portfolio’s strategic allocation to high yield floating rate loans added slightly to its relative returns during the Reporting Period.

Medium-term dynamic asset allocation detracted slightly from the Portfolio’s performance. More specifically, the Portfolio was hurt by our decision to reduce its exposure to energy MLPs, as they trended up during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

During the Reporting Period, security selection within the Underlying Funds overall detracted from the Portfolio’s returns. Among Underlying Equity Funds, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund underperformed their respective benchmark indices. The Goldman Sachs International Small Cap Insights Fund outperformed its benchmark index. The performance of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF versus its benchmark index was relatively flat during the Reporting Period.

Among Underlying Fixed Income Funds, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund, the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Inflation Protected Securities Fund underperformed their respective benchmark indices. The Goldman Sachs Local Emerging Markets Debt Fund outperformed its benchmark index during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives, which provide versatility and potentially greater risk management precision, to express active investment views. As market conditions warranted, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No changes were made to the Portfolio’s long-term strategic asset allocations during the Reporting Period.

Within the medium-term dynamic asset allocation, we moderated the Portfolio’s exposure to energy MLPs in January 2022, reallocating the proceeds to international small-cap equities and global real estate securities. Also in January, we increased the Portfolio’s exposure to high yield floating rate loans and reduced its exposure to U.S. dollar-denominated emerging markets debt. In late February, we took the medium-term dynamic view to increase the Portfolio’s exposure to high yield corporate bonds by reducing its exposure to inflation-protected securities. During April, we increased the Portfolio’s exposure to U.S. dollar-denominated emerging markets debt and decreased its exposure to high yield floating rate loans. In May, we further decreased the Portfolio’s exposure to high yield floating rate loans and also reduced its exposure to high yield corporate bonds. We reallocated the assets to emerging markets equities and global infrastructure securities. Near the end of June and then again in July, we decreased the Portfolio’s exposure to U.S. dollar-denominated emerging markets debt and shifted the capital to inflation-protected securities and cash. We also reduced the Portfolio’s allocation to real assets overall by trimming its exposure to global real estate securities and global infrastructure securities. During August,

PORTFOLIO RESULTS

we increased the Portfolio’s exposure to local emerging markets debt. In December, we increased its exposure to U.S. dollar-denominated emerging markets debt, decreasing its exposure to inflation-protected securities.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective January 3, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Portfolio, joining Neill Nuttall and Siwen Wu. By design, all investment decisions for the Portfolio are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Portfolio.

PORTFOLIO RESULTS

    Satellite Strategies Portfolio

    as of December 31, 2022

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO d AS OF 12/31/22

    Percentage of Investment Portfolio

[d]

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2022. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other Underlying Fund assets and liabilities.

PORTFOLIO RESULTS

OVERALL UNDERLYING FUND WEIGHTINGS *

    Percentage of Net Assets

as of 12/31/22
as of 12/31/21
25%
20%
15%
10%
5%
0%
21.8%
20.9%
20.0%
20.2%
12.1%
15.2%
9.1%
7.9%
6.3%
5.3%
6.0%
6.5%
5.0%
5.1%
4.2%
4.3%
4.0%
5.0%
3.6%
3.1%
2.9%
4.8%
2.1%
0.9%
1.8%
0.0%
International Small Cap Insights Fund
Global Infrastructure Fund
Emerging Markets Debt Fund
Inflation Protected Securities Fund
Emerging Markets Equity Insights Fund
Global Real Estate Securities Fund
High Yield Fund
Emerging Markets Equity Fund
High Yield Floating Rate Fund
ActiveBeta Emerging Markets Equity ETF
MLP Energy Infrastructure Fund
Local Emerging Markets Debt Fund
Financial Square Government Fund

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

    Performance Summary

    December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg U.S. Aggregate Bond Index, 30% of the S&P 500® Index, and 30% of the MSCI® Europe, Australasia and Far East Net Total Return Index (the “MSCI EAFE Index”), the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index (all with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Satellite Strategies Portfolio’s 10 Year Performance

    Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-15.19%	0.13%	1.90%	—
Including sales charges	-19.85%	-0.99%	1.33%	—

Class C
Excluding contingent deferred sales charges	-15.83%	-0.62%	1.13%	—
Including contingent deferred sales charges	-16.68%	-0.62%	1.13%	—

Institutional	-14.92%	0.49%	2.29%	—

Service	-15.32%	0.01%	1.78%	—

Investor	-15.03%	0.35%	2.14%	—

Class R6 (Commenced July 31, 2015)	-14.89%	0.52%	N/A	2.45%

Class R	-15.46%	-0.12%	1.65%	—

Class P (Commenced April 17, 2018)	-14.78%	N/A	N/A	0.62%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

Index Definitions

Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships. The capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

MSCI All Country World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

22

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2022

Shares	Description	Value

Underlying Funds(a) – 92.5%

Dynamic–3.0%
1,508,403	Goldman Sachs Managed Futures Strategy Fund - Class R6	$ 15,415,882

Equity – 14.7%
2,687,463	Goldman Sachs International Equity Insights Fund - Class R6	31,685,185
2,589,533	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	19,317,921
837,253	Goldman Sachs Global Infrastructure Fund - Class R6	10,214,484
662,360	Goldman Sachs International Small Cap Insights Fund - Class R6	7,232,976
271,913	Goldman Sachs Large Cap Value Insights Fund - Class R6	5,740,077
72,419	Goldman Sachs Small Cap Equity Insights Fund - Class R6	1,598,284
45,554	Goldman Sachs Large Cap Growth Insights Fund - Class R6	984,424

		76,773,351

Exchange Traded Funds – 35.0%
946,088	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	72,025,679
1,150,447	Goldman Sachs Access Investment Grade Corporate Bond ETF	50,861,262
314,784	Goldman Sachs Access Treasury 0-1 Year ETF	31,387,113
444,738	Goldman Sachs ActiveBeta International Equity ETF	12,799,560
277,182	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	7,847,022
109,928	Goldman Sachs MarketBeta International Equity ETF	5,161,120
58,442	Goldman Sachs MarketBeta Emerging Markets Equity ETF	2,303,526

		182,385,282

Fixed Income – 39.8%
14,121,396	Goldman Sachs Global Core Fixed Income Fund - Class R6	153,640,783

Shares	Description	Value

Underlying Funds(a) – (continued)

Fixed Income – (continued)
2,045,473	Goldman Sachs Short Duration Bond Fund - Class R6	$ 19,125,172
1,827,509	Goldman Sachs Core Fixed Income Fund - Class R6	16,630,330
890,109	Goldman Sachs Emerging Markets Debt Fund - Class R6	7,904,168
1,247,132	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	5,512,325
516,717	Goldman Sachs High Yield Floating Rate Fund - Class R6	4,474,767
53,827	Goldman Sachs Energy Infrastructure Fund – Class R6	571,105

		207,858,650

TOTAL UNDERLYING FUNDS – 92.5% (Cost $518,463,544)		$482,433,165

Shares	Dividend Rate	Value

Investment Company(a) – 4.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
24,882,517	4.159%	$ 24,882,517

(Cost $24,882,517)

TOTAL INVESTMENTS – 97.3% (Cost $543,346,061)		$507,315,682

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		14,328,991

NET ASSETS – 100.0%		$521,644,673

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	5,976,387	GBP	4,890,000	03/15/23	$53,541
	USD	1,180,963	HKD	9,200,000	03/15/23	644
	USD	187,151	ILS	640,000	03/15/23	4,310
	USD	82,675	NZD	130,000	03/15/23	72

The accompanying notes are an integral part of these financial statements.                23

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	1,504,002	SEK	15,525,000	03/15/23	$ 9,760

TOTAL						$68,327

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased			Currency Sold	Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	2,843,499	AUD	4,220,000	03/15/23	$(38,475)
	USD	4,412,260	CHF	4,100,000	03/15/23	(58,432)
	USD	1,025,975	DKK	7,210,000	03/15/23	(17,945)
	USD	13,617,558	EUR	12,880,000	03/15/23	(241,494)
	USD	8,533,859	JPY	1,151,000,000	03/15/23	(326,148)
	USD	265,241	NOK	2,650,000	03/15/23	(6,145)
	USD	472,306	SGD	640,000	03/15/23	(6,107)

TOTAL						$(694,746)

FUTURES CONTRACTS — At December 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	11	03/31/23	$2,255,859	$2,739
Euro Stoxx 50 Index	116	03/17/23	597,579	17,532
S&P 500 E-Mini Index	185	03/17/23	35,714,250	(1,266,114)

TOTAL FUTURES CONTRACTS				$(1,245,843)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Puts
Put EUR/Call USD MS & Co. Int. PLC		1.192%	03/07/2023	344,000	$344,000	$39,907	$ 19,475	$ 20,432

Total purchased option contract				344,000	$344,000	$39,907	$ 19,475	$ 20,432

Written option contract
Puts
Put EUR/Call USD MS & Co. Int. PLC		1.192	03/07/2023	(344,000)	(344,000)	(39,907)	(16,700)	(23,207)

Total written option contract				(344,000)	$(344,000)	$(39,907)	$(16,700)	$(23,207)

TOTAL				—	$—	$—	$ 2,775	$ (2,775)

24                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/20/2023	96	$240,000	$3,000	$ 391,501	$ (388,501)
Eurodollar Futures	97.750	03/13/2023	172	430,000	1,075	620,238	(619,163)
Eurodollar Futures	97.500	06/17/2024	231	577,500	131,381	349,111	(217,730)
Eurodollar Futures	95.875	06/20/2023	71	177,500	7,544	202,577	(195,033)
Eurodollar Futures	95.875	09/18/2023	66	165,000	19,388	200,078	(180,690)
Eurodollar Futures	97.250	12/18/2023	102	255,000	20,400	133,561	(113,161)
Eurodollar Futures	97.500	03/18/2024	262	655,000	88,425	362,795	(274,370)
Eurodollar Futures	95.875	03/13/2023	44	110,000	1,650	131,477	(129,827)
Eurodollar Futures	95.125	03/18/2024	13	32,500	27,869	41,143	(13,274)
Eurodollar Futures	95.125	06/17/2024	13	32,500	38,512	47,480	(8,968)
Eurodollar Futures	95.125	09/16/2024	13	32,500	46,150	52,680	(6,530)
Eurodollar Futures	95.000	09/18/2023	8	20,000	6,850	18,619	(11,769)
Eurodollar Futures	95.000	12/18/2023	10	25,000	14,938	28,898	(13,960)
Eurodollar Futures	97.000	06/17/2024	71	177,500	59,019	68,725	(9,706)
Eurodollar Futures	94.750	03/18/2024	69	172,500	188,456	203,801	(15,345)
Eurodollar Futures	97.000	12/16/2024	181	452,500	245,481	289,917	(44,436)
Eurodollar Futures	97.000	09/16/2024	107	267,500	118,369	143,148	(24,779)
Eurodollar Futures	97.000	03/17/2025	162	405,000	248,062	294,684	(46,622)
Eurodollar Futures	95.000	09/16/2024	34	85,000	128,350	137,329	(8,979)
Eurodollar Futures	94.875	06/17/2024	38	95,000	128,250	135,163	(6,913)
Eurodollar Futures	94.750	12/18/2023	66	165,000	122,925	136,441	(13,516)

TOTAL			1,829	$4,572,500	$1,646,094	$3,989,366	$(2,343,272)

Currency Abbreviations:
AUD —Australian Dollar
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar
USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.                25

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2022

Shares	Description	Value

Underlying Funds(a) – 94.3%

Dynamic–2.5%
1,994,761	Goldman Sachs Managed Futures Strategy Fund - Class R6	$ 20,386,461

Equity – 22.3%
7,165,200	Goldman Sachs International Equity Insights Fund - Class R6	84,477,712
5,843,583	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	43,593,127
1,609,445	Goldman Sachs International Small Cap Insights Fund - Class R6	17,575,142
1,317,295	Goldman Sachs Global Infrastructure Fund - Class R6	16,070,996
539,608	Goldman Sachs Large Cap Value Insights Fund - Class R6	11,391,122
165,706	Goldman Sachs Small Cap Equity Insights Fund - Class R6	3,657,131
103,185	Goldman Sachs Large Cap Growth Insights Fund - Class R6	2,229,816

		178,995,046

Exchange Traded Funds – 47.6%
2,613,189	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	198,942,079
1,712,249	Goldman Sachs Access Investment Grade Corporate Bond ETF	75,698,528
495,912	Goldman Sachs Access Treasury 0-1 Year ETF	49,447,386
1,017,634	Goldman Sachs ActiveBeta International Equity ETF	29,287,507
251,534	Goldman Sachs MarketBeta International Equity ETF	11,809,521
382,723	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	10,834,888
133,725	Goldman Sachs MarketBeta Emerging Markets Equity ETF	5,270,851

		381,290,760

Fixed Income – 21.9%
10,615,859	Goldman Sachs Global Core Fixed Income Fund - Class R6	115,500,550

Shares	Description	Value

Underlying Funds(a) – (continued)

Fixed Income – (continued)
3,120,601	Goldman Sachs Short Duration Bond Fund - Class R6	$ 29,177,620
1,613,323	Goldman Sachs Emerging Markets Debt Fund - Class R6	14,326,305
1,950,062	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	8,619,271
814,954	Goldman Sachs High Yield Floating Rate Fund - Class R6	7,057,505
67,889	Goldman Sachs Energy Infrastructure Fund – Class R6	720,301

		175,401,552

TOTAL UNDERLYING FUNDS – 94.3% (Cost $761,266,988)		$756,073,819

Shares	Dividend Rate	Value

Investment Company(a) – 3.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
23,894,296	4.159%	$ 23,894,296

(Cost $23,894,296)

TOTAL INVESTMENTS – 97.3% (Cost $785,161,284)		$779,968,115

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		21,678,527

NET ASSETS – 100.0%		$801,646,642

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	9,740,655	GBP	7,970,000	03/15/23	$87,264
	USD	1,924,200	HKD	14,990,000	03/15/23	1,049
	USD	304,121	ILS	1,040,000	03/15/23	7,004
	USD	139,912	NZD	220,000	03/15/23	121

26                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	2,448,544	SEK	25,275,000	03/15/23	$15,889

TOTAL						$111,327

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	4,642,585	AUD	6,890,000	03/15/23	$(62,819)
	USD	7,177,994	CHF	6,670,000	03/15/23	(95,059)
	USD	1,673,435	DKK	11,760,000	03/15/23	(29,269)
	USD	22,202,540	EUR	21,000,000	03/15/23	(393,739)
	USD	13,901,812	JPY	1,875,000,000	03/15/23	(531,301)
	USD	430,390	NOK	4,300,000	03/15/23	(9,971)
	USD	767,497	SGD	1,040,000	03/15/23	(9,924)

TOTAL						$(1,132,082)

FUTURES CONTRACTS — At December 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	15	03/31/23	$3,076,172	$ 3,740
Euro Stoxx 50 Index	160	03/17/23	824,246	24,182
S&P 500 E-Mini Index	329	03/17/23	63,513,450	(2,251,633)

TOTAL FUTURES CONTRACTS				$(2,223,711)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Puts

PUT EUR/CALL USD MS & Co. Int. PLC		1.192%	03/07/2023	459,000	$459,000	$53,248	$ 25,986	$ 27,262

Total purchased option contract				459,000	$459,000	$53,248	$ 25,986	$ 27,262

Written option contract
Puts

PUT EUR/CALL USD MS & Co. Int. PLC		1.192	03/07/2023	(459,000)	(459,000)	(53,248)	(22,282)	(30,966)

Total written option contract				(459,000)	$(459,000)	$(53,248)	$(22,282)	$(30,966)

TOTAL				—	$—	$—	$ 3,704	$ (3,704)

The accompanying notes are an integral part of these financial statements.                27

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/20/2023	161	$402,500	$5,031	$ 656,580	$ (651,549)
Eurodollar Futures	97.750	03/13/2023	285	712,500	1,781	1,030,250	(1,028,469)
Eurodollar Futures	97.500	06/17/2024	422	1,055,000	240,013	638,517	(398,504)
Eurodollar Futures	95.875	06/20/2023	130	325,000	13,813	370,477	(356,664)
Eurodollar Futures	95.875	09/18/2023	122	305,000	35,837	369,508	(333,671)
Eurodollar Futures	97.250	12/18/2023	187	467,500	37,400	244,659	(207,259)
Eurodollar Futures	97.500	03/18/2024	478	1,195,000	161,325	662,621	(501,296)
Eurodollar Futures	95.875	03/13/2023	81	202,500	3,038	241,763	(238,725)
Eurodollar Futures	97.000	06/17/2024	98	245,000	81,462	95,978	(14,516)
Eurodollar Futures	94.750	03/18/2024	93	232,500	254,006	277,424	(23,418)
Eurodollar Futures	97.000	12/16/2024	247	617,500	334,994	398,320	(63,326)
Eurodollar Futures	97.000	09/16/2024	146	365,000	161,513	196,989	(35,476)
Eurodollar Futures	97.000	03/17/2025	222	555,000	339,937	405,844	(65,907)
Eurodollar Futures	95.000	09/16/2024	46	115,000	173,650	187,457	(13,807)
Eurodollar Futures	94.875	06/17/2024	51	127,500	172,125	183,268	(11,143)
Eurodollar Futures	94.750	12/18/2023	90	225,000	167,625	188,521	(20,896)

TOTAL			2,859	$7,147,500	$2,183,550	$6,148,176	$(3,964,626)

Currency Abbreviations:
AUD —Australian Dollar
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar
USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

28                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2022

Shares	Description	Value

Underlying Funds(a) – 91.3%

Dynamic–2.0%
1,488,845	Goldman Sachs Managed Futures Strategy Fund - Class R6	$ 15,216,000

Equity – 31.6%
9,630,225	Goldman Sachs International Equity Insights Fund - Class R6	113,540,351
8,306,808	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	61,968,789
2,564,909	Goldman Sachs International Small Cap Insights Fund - Class R6	28,008,804
1,206,733	Goldman Sachs Global Infrastructure Fund - Class R6	14,722,140
679,589	Goldman Sachs Large Cap Value Insights Fund - Class R6	14,346,135
180,996	Goldman Sachs Small Cap Equity Insights Fund - Class R6	3,994,575
180,011	Goldman Sachs Large Cap Growth Insights Fund - Class R6	3,890,038

		240,470,832

Exchange Traded Funds – 50.8%
3,513,686	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	267,496,915
480,631	Goldman Sachs Access Treasury 0-1 Year ETF	47,923,717
1,111,530	Goldman Sachs ActiveBeta International Equity ETF	31,989,833
274,742	Goldman Sachs MarketBeta International Equity ETF	12,899,137
418,037	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	11,834,627
206,474	Goldman Sachs Access Investment Grade Corporate Bond ETF	9,128,216
146,063	Goldman Sachs MarketBeta Emerging Markets Equity ETF	5,757,161

		387,029,606

Shares	Description	Value

Underlying Funds(a) – (continued)

Fixed Income – 6.9%
2,989,117	Goldman Sachs Short Duration Bond Fund - Class R6	$ 27,948,238
1,780,218	Goldman Sachs Emerging Markets Debt Fund - Class R6	15,808,337
1,927,386	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	8,519,047
56,471	Goldman Sachs Energy Infrastructure Fund – Class R6	599,159

		52,874,781

TOTAL UNDERLYING FUNDS – 91.3% (Cost $672,236,146)		$695,591,219

Shares	Dividend Rate	Value

Investment Company(a) – 6.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
46,852,971	4.159%	$ 46,852,971

(Cost $46,852,971)

TOTAL INVESTMENTS – 97.4% (Cost $719,089,117)		$742,444,190

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		19,836,665

NET ASSETS – 100.0%		$762,280,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	9,207,465	GBP	7,520,000	03/15/23	$99,121

	USD	1,816,494	HKD	14,140,000	03/15/23	2,394

	USD	281,133	ILS	960,000	03/15/23	6,870

	USD	127,578	NZD	200,000	03/15/23	496
	USD	2,315,487	SEK	23,850,000	03/15/23	19,985

TOTAL						$128,866

The accompanying notes are an integral part of these financial statements.                29

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased			Currency Sold	Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	4,404,744	AUD	6,490,000	03/15/23	$(27,488)
	USD	6,780,150	CHF	6,300,000	03/15/23	(89,450)
	USD	1,580,127	DKK	11,090,000	03/15/23	(25,570)
	USD	20,977,304	EUR	19,810,000	03/15/23	(338,519)
	USD	13,115,042	JPY	1,769,000,000	03/15/23	(502,120)
	USD	408,011	NOK	4,050,000	03/15/23	(6,748)
	USD	724,298	SGD	980,000	03/15/23	(8,272)

TOTAL						$(998,167)

FUTURES CONTRACTS — At December 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	400	03/22/23	$44,918,750	$ (257,972)
2 Year U.S. Treasury Notes	10	03/31/23	2,050,781	2,491
Euro Stoxx 50 Index	119	03/17/23	613,033	17,985

S&P 500 E-Mini Index	339	03/17/23	65,443,950	(2,320,069)

TOTAL FUTURES CONTRACTS				$(2,557,565)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Puts
PUT EUR/CALL USD MS & Co. Int. PLC		1.192%	03/07/2023	318,000	$318,000	$36,891	$18,004	$ 18,887

Total purchased option contract				318,000	$318,000	$36,891	$18,004	$ 18,887

Written option contract
Puts

PUT EUR/CALL USD MS & Co. Int. PLC		1.192	03/07/2023	(318,000)	(318,000)	(36,891)	(15,438)	(21,453)

Total written option contract				(318,000)	$(318,000)	$(36,891)	$(15,438)	$(21,453)

TOTAL				—	$—	$—	$ 2,566	$ (2,566)

30                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/20/2023	163	$407,500	$5,094	$ 664,736	$ (659,642)
Eurodollar Futures	97.750	03/13/2023	310	775,000	1,937	1,102,302	(1,100,365)
Eurodollar Futures	97.500	06/17/2024	487	1,217,500	276,981	732,705	(455,724)
Eurodollar Futures	95.875	06/20/2023	149	372,500	15,831	421,483	(405,652)
Eurodollar Futures	95.875	09/18/2023	140	350,000	41,125	421,375	(380,250)
Eurodollar Futures	97.250	12/18/2023	215	537,500	43,000	280,032	(237,032)
Eurodollar Futures	97.500	03/18/2024	551	1,377,500	185,963	758,841	(572,878)
Eurodollar Futures	95.875	03/13/2023	94	235,000	3,525	275,943	(272,418)
Eurodollar Futures	95.125	03/18/2024	14	35,000	30,012	44,307	(14,295)
Eurodollar Futures	95.125	06/17/2024	14	35,000	41,476	51,133	(9,657)
Eurodollar Futures	95.125	09/16/2024	14	35,000	49,701	56,733	(7,032)
Eurodollar Futures	95.000	09/18/2023	9	22,500	7,706	20,946	(13,240)
Eurodollar Futures	95.000	12/18/2023	11	27,500	16,431	31,788	(15,357)
Eurodollar Futures	97.000	06/17/2024	119	297,500	98,919	115,204	(16,285)
Eurodollar Futures	94.750	03/18/2024	114	285,000	311,362	336,399	(25,037)
Eurodollar Futures	97.000	12/16/2024	301	752,500	408,231	482,109	(73,878)
Eurodollar Futures	97.000	09/16/2024	178	445,000	196,913	238,038	(41,125)
Eurodollar Futures	97.000	03/17/2025	271	677,500	414,969	493,001	(78,032)
Eurodollar Futures	95.000	09/16/2024	57	142,500	215,175	230,157	(14,982)
Eurodollar Futures	94.875	06/17/2024	63	157,500	212,625	224,321	(11,696)
Eurodollar Futures	94.750	12/18/2023	109	272,500	203,012	225,340	(22,328)

TOTAL			3,383	$8,457,500	$2,779,988	$7,206,893	$(4,426,905)

Currency Abbreviations:
AUD —Australian Dollar
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar
USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.                31

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2022

Shares	Description	Value

Underlying Funds(a) – 97.1%

Equity – 61.2%
1,686,651	Goldman Sachs International Small Cap Insights Fund - Class R6	$ 18,418,232
1,385,698	Goldman Sachs Global Infrastructure Fund - Class R6	16,905,519
710,762	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	5,302,279
569,875	Goldman Sachs Global Real Estate Securities Fund - Class R6	5,037,696
172,225	Goldman Sachs Emerging Markets Equity Fund - Class R6	3,523,722
85,662	Goldman Sachs MLP Energy Infrastructure Fund - Class R6	2,479,904

		51,667,352

Exchange Traded Funds – 3.6%
105,925	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	2,998,737

Fixed Income – 32.3%
1,149,985	Goldman Sachs Emerging Markets Debt Fund - Class R6	10,211,870
797,664	Goldman Sachs Inflation Protected Securities Fund - Class R6	7,689,479
799,754	Goldman Sachs High Yield Fund - Class R6	4,254,691
394,040	Goldman Sachs High Yield Floating Rate Fund - Class R6	3,412,387
392,875	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	1,736,506

		27,304,933

TOTAL UNDERLYING FUNDS – 97.1% (Cost $73,614,891)		$81,971,022

Shares	Dividend Rate	Value

	Investment Company(a) – 1.8%
	Goldman Sachs Financial Square Government Fund - Institutional Shares
1,539,837	4.159%	$ 1,539,837

	(Cost $ 1,539,837)

	TOTAL INVESTMENTS – 98.9% (Cost $ 75,154,728)	$83,510,859

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%	890,423

	NET ASSETS – 100.0%	$84,401,282

	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
	(a) Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
ETF —Exchange Traded Fund
MLP —Master Limited Partnership

32                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2022

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio

Assets:
Investments in Affiliated Funds, at value (cost $543,346,061 and $785,161,284, respectively)	$507,315,682	$779,968,115
Purchased options, at value (premium paid $4,008,841 and $6,174,162, respectively)	1,686,001	2,236,798
Cash	8,549,861	18,667,498
Foreign currencies, at value (cost $10,642 and $34,729, respectively)	26,079	43,495
Unrealized gain on forward foreign currency exchange contracts	68,327	111,327
Receivables:
Portfolio shares sold	2,919,196	250,255
Collateral on certain derivative contracts(a)	2,878,871	4,992,684
Dividends	1,215,918	2,049,940
Reimbursement from investment adviser	39,222	37,774
Other assets	65,594	65,093

Total assets	524,764,751	808,422,979

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	694,746	1,132,082
Variation margin on futures contracts	101,087	178,218
Written option contracts, at value (premium received $16,700 and $22,282, respectively)	39,907	53,248
Payables:
Portfolio shares redeemed	1,506,056	4,547,035
Investments purchased	540,128	532,248
Management fees	65,786	103,400
Distribution and Service fees and Transfer Agency fees	54,415	109,288
Accrued expenses	117,953	120,818

Total liabilities	3,120,078	6,776,337

Net Assets:
Paid-in capital	571,855,263	827,376,187
Total distributable loss	(50,210,590)	(25,729,545)

NET ASSETS	$521,644,673	$801,646,642
Net Assets:
Class A	$ 88,938,835	$228,850,363
Class C	3,740,274	6,765,939
Institutional	355,310,464	331,731,244
Service	318,570	1,851,277
Investor	3,109,869	7,459,080
Class R6	2,060,786	2,162,316
Class R	8,693,391	4,346,129
Class P	59,472,484	218,480,294
Total Net Assets	$521,644,673	$801,646,642
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,474,978	17,471,639
Class C	355,889	532,653
Institutional	33,872,290	25,241,913
Service	29,929	141,712
Investor	297,815	572,829
Class R6	196,352	164,599
Class R	832,420	335,002
Class P	5,667,561	16,635,845
Net asset value, offering and redemption price per share:(b)
Class A	$10.49	$13.10
Class C	10.51	12.70
Institutional	10.49	13.14
Service	10.64	13.06
Investor	10.44	13.02
Class R6	10.50	13.14
Class R	10.44	12.97
Class P	10.49	13.13

(a)	Segregated for initial margin and/or collateral as follows:
	Portfolio	Futures	Forwards	Options

	Balanced Strategy	$1,598,866	$1,280,000	$5
	Growth and Income Strategy	3,172,675	1,820,000	9

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $11.10 and $13.86, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                33

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued)

December 31, 2022

	Growth Strategy Portfolio	Satellite Strategies Portfolio

Assets:
Investments in Affiliated Funds, at value (cost $719,089,117 and $75,154,728, respectively)	$742,444,190	$83,510,859
Purchased options, at value (premium paid $7,224,897 and $0, respectively)	2,816,879	—
Cash	11,765,356	1,111,860
Foreign currencies, at value (cost $48,953 and $0, respectively)	54,695	—
Unrealized gain on forward foreign currency exchange contracts	128,866	—
Receivables:
Collateral on certain derivative contracts(a)	5,770,110	—
Dividends	2,043,865	107,915
Portfolio shares sold	665,011	3,188
Reimbursement from investment adviser	38,639	33,797
Other assets	65,601	40,954

Total assets	765,793,212	84,808,573

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	998,167	—
Variation margin on futures contracts	236,206	—
Written option contracts, at value (premium received $15,438 and $0, respectively)	36,891	—
Payables:
Portfolio shares redeemed	1,523,292	168,152
Investments purchased	353,559	100,567
Distribution and Service fees and Transfer Agency fees	137,731	15,689
Management fees	99,126	9,192
Accrued expenses	127,385	113,691

Total liabilities	3,512,357	407,291

Net Assets:
Paid-in capital	754,857,832	99,233,596
Total distributable earnings (loss)	7,423,023	(14,832,314)

NET ASSETS	$762,280,855	$84,401,282
Net Assets:
Class A	$297,895,543	$32,202,890
Class C	13,495,599	1,013,506
Institutional	195,962,678	37,888,462
Service	1,763,723	115,665
Investor	10,005,723	9,424,390
Class R6	7,255,049	1,900,454
Class R	5,491,933	476,171
Class P	230,410,607	1,379,744
Total Net Assets	$762,280,855	$84,401,282
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	19,297,529	4,401,006
Class C	851,597	138,246
Institutional	12,704,747	5,195,233
Service	114,608	15,816
Investor	659,248	1,292,097
Class R6	470,246	260,200
Class R	367,813	65,295
Class P	14,931,541	188,830
Net asset value, offering and redemption price per share:(b)
Class A	$15.44	$7.32
Class C	15.85	7.33
Institutional	15.42	7.29
Service	15.39	7.31
Investor	15.18	7.29
Class R6	15.43	7.30
Class R	14.93	7.29
Class P	15.43	7.31

(a)	Segregated for initial margin and/or collateral as follows:
	Portfolio	Futures	Forwards	Options

	Growth Strategy	$3,960,107	$1,810,000	$3

(b)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $16.34 and $7.75, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

34                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio

Investment Income:
Dividends from Affiliated Funds	$13,670,413	$21,933,533
Interest	22,395	37,654

Total investment income	13,692,808	21,971,187

Expenses:

Management fees	817,141	1,313,287

Transfer Agency fees(a)	353,161	655,649

Distribution and Service (12b-1) fees(a)	333,817	724,340

Registration fees	115,973	119,559

Professional fees	104,248	105,545

Custody, accounting and administrative services	71,575	67,032

Printing and mailing costs	67,387	95,213

Trustee fees	28,454	29,080

Service fees — Class C	12,711	20,579

Shareholder Administration fees — Service Class	868	5,480

Other	21,511	24,716

Total expenses	1,926,846	3,160,480

Less — expense reductions	(387,084)	(405,665)

Net expenses	1,539,762	2,754,815

NET INVESTMENT INCOME	12,153,046	19,216,372

Realized and unrealized gain (loss):

Capital Gains Distributions	1,354,642	2,018,510

Net realized gain (loss) from:

Investments — unaffiliated issuers	210,100	282,430

Investments — affiliated issuers	2,282,051	10,617,919

Purchased options	(925,764)	(1,675,261)

Futures contracts	(8,663,850)	(14,935,556)

Written options	239,663	312,310

Forward foreign currency exchange contracts	4,642,016	7,546,155

Foreign currency transactions	(1,784)	(2,823)

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	(90,958,219)	(171,292,474)

Purchased options	(1,697,838)	(2,842,970)

Futures contracts	(2,067,528)	(3,358,246)

Written options	(23,207)	(30,965)

Forward foreign currency exchange contracts	(599,523)	(973,359)

Foreign currency translation	8,580	8,065

Net realized and unrealized loss	(96,200,661)	(174,326,265)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(84,047,615)	$(155,109,893)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

		Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
	Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
	Balanced Strategy	$246,456	$38,133	$ 869	$48,359	$157,733	$ 8,135	$148,858	$139	$ 6,329	$351	$15,475	$16,141
	Growth and Income Strategy	631,890	61,736	5,480	25,234	404,409	13,170	147,178	877	12,472	438	8,075	69,030

The accompanying notes are an integral part of these financial statements.                35

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2022

	Growth Strategy Portfolio	Satellite Strategies Portfolio

Investment Income:
Dividends from Affiliated Funds	$20,271,342	$3,574,422
Interest	43,572	—

Total investment income	20,314,914	3,574,422

Expenses:

Management fees	1,251,988	128,540

Distribution and Service (12b-1) fees(a)	967,285	109,639

Transfer Agency fees(a)	745,400	104,300

Registration fees	122,846	122,014

Printing and mailing costs	109,989	53,268

Professional fees	106,932	87,862

Custody, accounting and administrative services	64,855	51,259

Service fees — Class C	39,041	3,782

Trustee fees	29,015	27,630

Shareholder Administration fees — Service Class	5,134	307

Other	21,254	16,039

Total expenses	3,463,739	704,640

Less — expense reductions	(421,275)	(347,724)

Net expenses	3,042,464	356,916

NET INVESTMENT INCOME	17,272,450	3,217,506

Realized and unrealized gain (loss):

Capital Gains Distributions	1,986,274	103,220

Net realized gain (loss) from:

Investments — unaffiliated issuers	198,464	—

Investments — affiliated issuers	17,698,029	(855,675)

Purchased options	(1,940,417)	—

Futures contracts	(17,537,959)	—

Written options	229,040	—

Forward foreign currency exchange contracts	7,061,093	—

Foreign currency transactions	(3,540)	—

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	(180,951,771)	(20,810,185)

Purchased options	(3,270,769)	—

Futures contracts	(3,820,301)	—

Written options	(21,453)	—

Forward foreign currency exchange contracts	(847,694)	—

Foreign currency translation	4,968	—

Net realized and unrealized loss	(181,216,036)	(21,562,640)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(163,943,586)	$(18,345,134)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:
		Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
	Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
	Growth Strategy	$813,594	$117,118	$5,134	$31,439	$520,700	$24,985	$84,945	$822	$27,098	$2,071	$10,060	$74,719
	Satellite Strategies	95,555	11,347	307	2,430	61,155	2,421	19,046	49	19,865	490	778	496

36                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

From operations:

Net investment income	$12,153,046	$12,086,938	$19,216,372	$23,868,406

Net realized gain (loss)	(862,926)	25,439,871	4,163,684	46,314,054

Net change in unrealized gain (loss)	(95,337,735)	5,335,865	(178,489,949)	42,878,340

Net increase (decrease) in net assets resulting from operations	(84,047,615)	42,862,674	(155,109,893)	113,060,800

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,400,604)	(6,582,745)	(12,343,223)	(18,566,465)

Class C Shares	(158,372)	(355,961)	(324,426)	(600,680)

Institutional Shares	(18,338,640)	(24,534,890)	(18,820,149)	(27,429,776)

Service Shares	(15,352)	(22,403)	(100,257)	(169,209)

Investor Shares	(167,144)	(339,317)	(418,773)	(578,890)

Class R6 Shares	(88,959)	(56,227)	(103,053)	(193,783)

Class R Shares	(410,355)	(599,135)	(246,281)	(335,400)

Class P Shares	(2,835,170)	(3,256,498)	(12,522,135)	(17,029,160)

Total distributions to shareholders	(26,414,596)	(35,747,176)	(44,878,297)	(64,903,363)

From share transactions:

Proceeds from sales of shares	170,273,887	155,504,123	95,930,879	156,183,201

Reinvestment of distributions	26,137,542	35,275,963	43,940,192	63,389,324

Cost of shares redeemed	(181,426,260)	(149,789,884)	(167,867,951)	(159,209,541)

Net increase (decrease) in net assets resulting from share transactions	14,985,169	40,990,202	(27,996,880)	60,362,984

TOTAL INCREASE (DECREASE)	(95,477,042)	48,105,700	(227,985,070)	108,520,421

Net assets:

Beginning of year	617,121,715	569,016,015	1,029,631,712	921,111,291

End of year	$521,644,673	$617,121,715	$801,646,642	$1,029,631,712

The accompanying notes are an integral part of these financial statements.                37

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

From operations:

Net investment income	$17,272,450	$23,493,518	$3,217,506	$3,553,107

Net realized gain (loss)	7,690,984	41,643,717	(752,455)	10,972,061

Net change in unrealized gain (loss)	(188,907,020)	69,211,617	(20,810,185)	(2,665,088)

Net increase (decrease) in net assets resulting from operations	(163,943,586)	134,348,852	(18,345,134)	11,860,080

Distributions to shareholders:

From distributable earnings:

Class A Shares	(15,373,283)	(23,014,339)	(1,170,343)	(1,393,385)

Class C Shares	(567,562)	(973,896)	(29,229)	(48,742)

Institutional Shares	(10,734,735)	(15,126,286)	(1,582,785)	(2,042,049)

Service Shares	(91,284)	(144,077)	(3,832)	(3,921)

Investor Shares	(615,276)	(871,358)	(391,446)	(511,388)

Class R6 Shares	(401,167)	(422,854)	(70,564)	(27,412)

Class R Shares	(286,460)	(459,935)	(14,936)	(15,569)

Class P Shares	(12,785,087)	(17,316,359)	(52,508)	(102,003)

Return of capital:

Class A Shares	—	—	(67,092)	(199,842)

Class C Shares	—	—	(1,676)	(6,991)

Institutional Shares	—	—	(90,736)	(292,874)

Service Shares	—	—	(220)	(563)

Investor Shares	—	—	(22,440)	(73,344)

Class R6 Shares	—	—	(4,045)	(3,931)

Class R Shares	—	—	(856)	(2,233)

Class P Shares	—	—	(3,010)	(14,629)

Total distributions to shareholders	(40,854,854)	(58,329,104)	(3,505,718)	(4,738,876)

From share transactions:

Proceeds from sales of shares	114,987,141	198,331,238	6,516,757	12,397,265

Reinvestment of distributions	39,590,085	56,415,779	3,230,183	4,335,872

Cost of shares redeemed	(151,112,511)	(142,327,398)	(30,497,924)	(72,120,868)

Net increase (decrease) in net assets resulting from share transactions	3,464,715	112,419,619	(20,750,984)	(55,387,731)

TOTAL INCREASE (DECREASE)	(201,333,725)	188,439,367	(42,601,836)	(48,266,527)

Net assets:

Beginning of year	963,614,580	775,175,213	127,003,118	175,269,645

End of year	$762,280,855	$963,614,580	$84,401,282	$127,003,118

38                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.82	$12.64	$11.64	$10.32	$11.55

Net investment income (a)(b)	0.22	0.24	0.20	0.20	0.16

Net realized and unrealized gain (loss)	(2.02)	0.71	1.04	1.37	(0.95)

Total from investment operations	(1.80)	0.95	1.24	1.57	(0.79)

Distributions to shareholders from net investment income	(0.39)	(0.34)	(0.24)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.53)	(0.77)	(0.24)	(0.25)	(0.44)

Net asset value, end of year	$10.49	$12.82	$12.64	$11.64	$10.32

Total return(c)	(14.09)%	7.53%	10.71%	15.24%	(6.90)%

Net assets, end of year (in 000s)	$88,939	$113,820	$110,057	$106,285	$106,235

Ratio of total expenses to average net assets(d)	0.63%	0.61%	0.64%	0.67%	0.63%

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of net investment income to average net assets(b)	1.91%	1.84%	1.71%	1.76%	1.46%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                39

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.83	$12.67	$11.66	$10.34	$11.55

Net investment income(a)(b)	0.11	0.12	0.10	0.10	0.05

Net realized and unrealized gain (loss)	(1.99)	0.73	1.06	1.38	(0.92)

Total from investment operations	(1.88)	0.85	1.16	1.48	(0.87)

Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.15)	(0.16)	(0.14)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.44)	(0.69)	(0.15)	(0.16)	(0.34)

Net asset value, end of year	$10.51	$12.83	$12.67	$11.66	$10.34

Total return(c)	(14.70)%	6.73%	9.90%	14.30%	(7.58)%

Net assets, end of year (in 000s)	$3,740	$6,678	$9,575	$10,978	$12,807

Ratio of total expenses to average net assets(d)	1.38%	1.36%	1.39%	1.42%	1.38%

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.32%	1.33%	1.33%

Ratio of net investment income to average net assets(b)	0.98%	0.91%	0.86%	0.93%	0.43%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

40                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.81	$12.63	$11.64	$10.32	$11.55

Net investment income(a)(b)	0.27	0.29	0.25	0.25	0.20

Net realized and unrealized gain (loss)	(2.02)	0.71	1.02	1.36	(0.95)

Total from investment operations	(1.75)	1.00	1.27	1.61	(0.75)

Distributions to shareholders from net investment income	(0.43)	(0.39)	(0.28)	(0.29)	(0.28)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.57)	(0.82)	(0.28)	(0.29)	(0.48)

Net asset value, end of year	$10.49	$12.81	$12.63	$11.64	$10.32

Total return(c)	(13.69)%	7.93%	11.05%	15.68%	(6.53)%

Net assets, end of year (in 000s)	$355,310	$426,392	$388,941	$351,189	$292,183

Ratio of total expenses to average net assets(d)	0.27%	0.25%	0.26%	0.28%	0.24%

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.19%	0.20%	0.20%

Ratio of net investment income to average net assets(b)	2.31%	2.23%	2.12%	2.19%	1.76%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.99	$12.79	$11.78	$10.45	$11.68

Net investment income(a)(b)	0.21	0.22	0.16	0.17	0.15

Net realized and unrealized gain (loss)	(2.05)	0.73	1.07	1.39	(0.95)

Total from investment operations	(1.84)	0.95	1.23	1.56	(0.80)

Distributions to shareholders from net investment income	(0.37)	(0.32)	(0.22)	(0.23)	(0.23)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.51)	(0.75)	(0.22)	(0.23)	(0.43)

Net asset, end of year	$10.64	$12.99	$12.79	$11.78	$10.45

Total return(c)	(14.18)%	7.44%	10.52%	14.99%	(6.93)%

Net assets, end of year (in 000s)	$319	$388	$421	$532	$667

Ratio of total expenses to average net assets(d)	0.77%	0.75%	0.77%	0.78%	0.74%

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.70%	0.70%

Ratio of net investment income to average net assets(b)	1.82%	1.67%	1.38%	1.47%	1.31%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

42                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.76	$12.58	$11.59	$10.28	$11.50

Net investment income(a)(b)	0.23	0.28	0.33	0.23	0.18

Net realized and unrealized gain (loss)	(1.99)	0.70	0.93	1.36	(0.93)

Total from investment operations	(1.76)	0.98	1.26	1.59	(0.75)

Distributions to shareholders from net investment income	(0.42)	(0.37)	(0.27)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.56)	(0.80)	(0.27)	(0.28)	(0.47)

Net asset value, end of year	$10.44	$12.76	$12.58	$11.59	$10.28

Total return(c)	(13.79)%	7.75%	10.97%	15.49%	(6.61)%

Net assets, end of year (in 000s)	$3,110	$5,430	$7,594	$3,663	$2,937

Ratio of total expenses to average net assets(d)	0.38%	0.36%	0.39%	0.42%	0.38%

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.32%	0.33%	0.34%

Ratio of net investment income to average net assets(b)	2.01%	2.13%	2.78%	2.07%	1.64%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                43

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class R6 Shares
	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.82	$12.63	$11.64	$10.32	$11.55

Net investment income(a)(b)	0.37	0.21	0.23	0.23	0.35

Net realized and unrealized gain (loss)	(2.12)	0.79	1.05	1.38	(1.09)

Total from investment operations	(1.75)	1.00	1.28	1.61	(0.74)

Distributions to shareholders from net investment income	(0.43)	(0.38)	(0.29)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.57)	(0.81)	(0.29)	(0.29)	(0.49)

Net asset value, end of year	$10.50	$12.82	$12.63	$11.64	$10.32

Total return(c)	(13.66)%	8.00%	11.06%	15.70%	(6.52)%

Net assets, end of year (in 000s)	$2,061	$277	$1,449	$1,766	$2,308

Ratio of total expenses to average net assets(d)	0.26%	0.24%	0.26%	0.27%	0.24%

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.19%	0.19%

Ratio of net investment income to average net assets(b)	3.28%	1.64%	1.89%	2.04%	3.10%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.76	$12.58	$11.59	$10.28	$11.50

Net investment income(a)(b)	0.19	0.22	0.16	0.18	0.14

Net realized and unrealized gain (loss)	(2.01)	0.70	1.04	1.35	(0.95)

Total from investment operations	(1.82)	0.92	1.20	1.53	(0.81)

Distributions to shareholders from net investment income	(0.36)	(0.31)	(0.21)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.50)	(0.74)	(0.21)	(0.22)	(0.41)

Net asset value, end of year	$10.44	$12.76	$12.58	$11.59	$10.28

Total return(c)	(14.30)%	7.32%	10.39%	14.94%	(7.07)%

Net assets, end of year (in 000s)	$8,693	$10,837	$9,435	$10,241	$8,443

Ratio of total expenses to average net assets(d)	0.88%	0.86%	0.90%	0.92%	0.88%

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of net investment income to average net assets(b)	1.67%	1.65%	1.40%	1.61%	1.23%

Portfolio turnover rate(e)	30%	9%	19%	55%	45%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                45

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Class P Shares

	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.82	$12.64	$11.64	$10.32	$11.54

Net investment income(b)(c)	0.28	0.29	0.25	0.24	0.20

Net realized and unrealized gain (loss)	(2.04)	0.71	1.04	1.37	(0.96)

Total from investment operations	(1.76)	1.00	1.29	1.61	(0.76)

Distributions to shareholders from net investment income	(0.43)	(0.39)	(0.29)	(0.29)	(0.26)

Distributions to shareholders from net realized gains	(0.14)	(0.43)	—	—	(0.20)

Distributions to shareholders from return of capital	—	—	—	—	—

Total distributions	(0.57)	(0.82)	(0.29)	(0.29)	(0.46)

Net asset value, end of period	$10.49	$12.82	$12.64	$11.64	$10.32

Total return(d)	(13.75)%	7.94%	11.15%	15.69%	(6.67)%

Net assets, end of period (in 000s)	$59,472	$53,299	$41,545	$42,118	$43,098

Ratio of total expenses to average net assets(e)	0.26%	0.24%	0.25%	0.27%	0.24%(f)

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.18%	0.19%	0.19%(f)

Ratio of net investment income to average net assets(c)	2.46%	2.24%	2.10%	2.17%	2.48%(f)

Portfolio turnover rate(g)	30%	9%	19%	55%	45%

(a)   Class P Shares commenced operations on April 17, 2018.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(d)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   Annualized.

(g)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.35	$15.51	$14.26	$12.26	$13.81

Net investment income (a)(b)	0.28	0.36	0.20	0.22	0.18

Net realized and unrealized gain (loss)	(2.80)	1.53	1.54	2.06	(1.41)

Total from investment operations	(2.52)	1.89	1.74	2.28	(1.23)

Distributions to shareholders from net investment income	(0.50)	(0.53)	(0.23)	(0.28)	(0.32)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.73)	(1.05)	(0.49)	(0.28)	(0.32)

Net asset value, end of year	$13.10	$16.35	$15.51	$14.26	$12.26

Total return(c)	(15.50)%	12.27%	12.29%	18.60%	(8.94)%

Net assets, end of year (in 000s)	$228,850	$297,996	$293,868	$286,721	$272,658

Ratio of total expenses to average net assets(d)	0.61%	0.59%	0.62%	0.64%	0.61%

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of net investment income to average net assets(b)	1.94%	2.15%	1.38%	1.65%	1.29%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                47

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$15.88	$15.12	$13.92	$11.98	$13.49

Net investment income(a)(b)	0.15	0.20	0.06	0.09	0.01

Net realized and unrealized gain (loss)	(2.71)	1.53	1.53	2.04	(1.31)

Total from investment operations	(2.56)	1.73	1.59	2.13	(1.30)

Distributions to shareholders from net investment income	(0.39)	(0.45)	(0.13)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.62)	(0.97)	(0.39)	(0.19)	(0.21)

Net asset value, end of year	$12.70	$15.88	$15.12	$13.92	$11.98

Total return(c)	(16.16)%	11.44%	11.44%	17.78%	(9.62)%

Net assets, end of year (in 000s)	$6,766	$10,130	$13,454	$19,069	$27,099

Ratio of total expenses to average net assets(d)	1.36%	1.34%	1.37%	1.39%	1.36%

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.32%	1.33%	1.34%

Ratio of net investment income to average net assets(b)	1.08%	1.23%	0.45%	0.66%	0.11%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.40	$15.56	$14.31	$12.29	$13.85

Net investment income(a)(b)	0.33	0.44	0.25	0.27	0.20

Net realized and unrealized gain (loss)	(2.81)	1.52	1.54	2.08	(1.39)

Total from investment operations	(2.48)	1.96	1.79	2.35	(1.19)

Distributions to shareholders from net investment income	(0.55)	(0.60)	(0.28)	(0.33)	(0.37)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.78)	(1.12)	(0.54)	(0.33)	(0.37)

Net asset value, end of year	$13.14	$16.40	$15.56	$14.31	$12.29

Total return(c)	(15.19)%	12.64%	12.68%	19.17%	(8.63)%

Net assets, end of year (in 000s)	$331,731	$443,099	$364,206	$371,610	$360,006

Ratio of total expenses to average net assets(d)	0.24%	0.23%	0.24%	0.25%	0.22%

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.19%	0.20%	0.20%

Ratio of net investment income to average net assets(b)	2.29%	2.65%	1.77%	2.01%	1.48%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.30	$15.48	$14.23	$12.23	$13.77

Net investment income(a)(b)	0.25	0.34	0.16	0.21	0.15

Net realized and unrealized gain (loss)	(2.78)	1.51	1.56	2.05	(1.38)

Total from investment operations	(2.53)	1.85	1.72	2.26	(1.23)

Distributions to shareholders from net investment income	(0.48)	(0.51)	(0.21)	(0.26)	(0.31)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.71)	(1.03)	(0.47)	(0.26)	(0.31)

Net asset, end of year	$13.06	$16.30	$15.48	$14.23	$12.23

Total return(c)	(15.61)%	12.03%	12.18%	18.51%	(9.00)%

Net assets, end of year (in 000s)	$1,851	$2,755	$2,669	$2,920	$2,780

Ratio of total expenses to average net assets(d)	0.74%	0.73%	0.74%	0.75%	0.72%

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.70%	0.70%

Ratio of net investment income to average net assets(b)	1.75%	2.07%	1.17%	1.53%	1.13%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.26	$15.44	$14.19	$12.20	$13.74

Net investment income(a)(b)	0.32	0.41	0.23	0.26	0.20

Net realized and unrealized gain (loss)	(2.80)	1.51	1.54	2.04	(1.38)

Total from investment operations	(2.48)	1.92	1.77	2.30	(1.18)

Distributions to shareholders from net investment income	(0.53)	(0.58)	(0.26)	(0.31)	(0.36)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.76)	(1.10)	(0.52)	(0.31)	(0.36)

Net asset value, end of year	$13.02	$16.26	$15.44	$14.19	$12.20

Total return(c)	(15.30)%	12.48%	12.64%	18.91%	(8.68)%

Net assets, end of year (in 000s)	$7,459	$8,948	$7,997	$7,670	$7,366

Ratio of total expenses to average net assets(d)	0.36%	0.34%	0.37%	0.39%	0.36%

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.32%	0.33%	0.34%

Ratio of net investment income to average net assets(b)	2.24%	2.50%	1.64%	1.92%	1.48%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.40	$15.55	$14.30	$12.29	$13.85

Net investment income(a)(b)	0.43	0.32	0.22	0.26	0.36

Net realized and unrealized gain (loss)	(2.91)	1.64	1.57	2.08	(1.54)

Total from investment operations	(2.48)	1.96	1.79	2.34	(1.18)

Distributions to shareholders from net investment income	(0.55)	(0.59)	(0.28)	(0.33)	(0.38)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.78)	(1.11)	(0.54)	(0.33)	(0.38)

Net asset value, end of year	$13.14	$16.40	$15.55	$14.30	$12.29

Total return(c)	(15.17)%	12.69%	12.70%	19.10%	(8.61)%

Net assets, end of year (in 000s)	$2,162	$923	$4,694	$6,300	$6,331

Ratio of total expenses to average net assets(d)	0.23%	0.22%	0.23%	0.24%	0.22%

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.19%	0.19%

Ratio of net investment income to average net assets(b)	3.02%	1.94%	1.59%	1.92%	2.67%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.20	$15.39	$14.15	$12.17	$13.70

Net investment income(a)(b)	0.25	0.31	0.16	0.20	0.13

Net realized and unrealized gain (loss)	(2.79)	1.52	1.53	2.02	(1.37)

Total from investment operations	(2.54)	1.83	1.69	2.22	(1.24)

Distributions to shareholders from net investment income	(0.46)	(0.50)	(0.19)	(0.24)	(0.29)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.69)	(1.02)	(0.45)	(0.24)	(0.29)

Net asset value, end of year	$12.97	$16.20	$15.39	$14.15	$12.17

Total return(c)	(15.73)%	11.94%	12.05%	18.30%	(9.10)%

Net assets, end of year (in 000s)	$4,346	$5,579	$5,270	$4,991	$4,251

Ratio of total expenses to average net assets(d)	0.86%	0.84%	0.87%	0.89%	0.86%

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of net investment income to average net assets(b)	1.75%	1.87%	1.15%	1.46%	1.00%

Portfolio turnover rate(e)	29%	8%	13%	61%	32%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                53

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Class P Shares

	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$16.39	$15.55	$14.30	$12.29	$13.91

Net investment income(b)(c)	0.34	0.44	0.26	0.29	0.23

Net realized and unrealized gain (loss)	(2.82)	1.52	1.53	2.05	(1.52)

Total from investment operations	(2.48)	1.96	1.79	2.34	(1.29)

Distributions to shareholders from net investment income	(0.55)	(0.60)	(0.28)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.78)	(1.12)	(0.54)	(0.33)	(0.33)

Net asset value, end of period	$13.13	$16.39	$15.55	$14.30	$12.29

Total return(d)	(15.19)%	12.66%	12.70%	19.10%	(9.29)%

Net assets, end of period (in 000s)	$218,480	$260,202	$228,953	$212,702	$185,028

Ratio of total expenses to average net assets(e)	0.23%	0.22%	0.23%	0.24%	0.22%(f)

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.18%	0.19%	0.19%(f)

Ratio of net investment income to average net assets(c)	2.38%	2.62%	1.80%	2.12%	2.48%(f)

Portfolio turnover rate(g)	29%	8%	13%	61%	32%

(a)   Class P Shares commenced operations on April 17, 2018.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(d)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   Annualized.

(g)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.62	$17.88	$16.18	$13.73	$15.83

Net investment income (a)(b)	0.32	0.47	0.19	0.25	0.19

Net realized and unrealized gain (loss)	(3.68)	2.49	2.07	2.80	(1.93)

Total from investment operations	(3.36)	2.96	2.26	3.05	(1.74)

Distributions to shareholders from net investment income	(0.56)	(0.70)	(0.21)	(0.32)	(0.36)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.82)	(1.22)	(0.56)	(0.60)	(0.36)

Net asset value, end of year	$15.44	$19.62	$17.88	$16.18	$13.73

Total return(c)	(17.14)%	16.54%	13.96%	22.24%	(10.98)%

Net assets, end of year (in 000s)	$297,896	$387,436	$353,363	$338,384	$308,475

Ratio of total expenses to average net assets(d)	0.61%	0.60%	0.64%	0.65%	0.62%

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of net investment income to average net assets(b)	1.87%	2.40%	1.18%	1.61%	1.19%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                55

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.09	$18.27	$16.51	$13.98	$15.81

Net investment income (loss)(a)(b)	0.18	0.29	0.05	0.10	(0.03)

Net realized and unrealized gain (loss)	(3.74)	2.57	2.11	2.87	(1.80)

Total from investment operations	(3.56)	2.86	2.16	2.97	(1.83)

Distributions to shareholders from net investment income	(0.42)	(0.52)	(0.05)	(0.16)	—

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.68)	(1.04)	(0.40)	(0.44)	—

Net asset value, end of year	$15.85	$20.09	$18.27	$16.51	$13.98

Total return(c)	(17.76)%	15.67%	13.10%	21.31%	(11.58)%

Net assets, end of year (in 000s)	$13,496	$19,334	$22,590	$29,424	$36,201

Ratio of total expenses to average net assets(d)	1.36%	1.35%	1.39%	1.40%	1.37%

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.32%	1.33%	1.34%

Ratio of net investment income (loss) to average net assets(b)	1.03%	1.44%	0.28%	0.64%	(0.20)%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.61	$17.86	$16.17	$13.72	$15.81

Net investment income(a)(b)	0.38	0.57	0.25	0.24	0.19

Net realized and unrealized gain (loss)	(3.68)	2.47	2.06	2.87	(1.87)

Total from investment operations	(3.30)	3.04	2.31	3.11	(1.68)

Distributions to shareholders from net investment income	(0.63)	(0.77)	(0.27)	(0.38)	(0.41)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.89)	(1.29)	(0.62)	(0.66)	(0.41)

Net asset value, end of year	$15.42	$19.61	$17.86	$16.17	$13.72

Total return(c)	(16.87)%	17.03%	14.29%	22.77%	(10.65)%

Net assets, end of year (in 000s)	$195,963	$249,377	$169,166	$147,389	$247,863

Ratio of total expenses to average net assets(d)	0.24%	0.23%	0.26%	0.26%	0.23%

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.19%	0.20%	0.20%

Ratio of net investment income to average net assets(b)	2.24%	2.88%	1.58%	1.59%	1.22%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                57

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.56	$17.83	$16.13	$13.69	$15.77

Net investment income(a)(b)	0.29	0.46	0.15	0.22	0.15

Net realized and unrealized gain (loss)	(3.66)	2.46	2.08	2.80	(1.90)

Total from investment operations	(3.37)	2.92	2.23	3.02	(1.75)

Distributions to shareholders from net investment income	(0.54)	(0.67)	(0.18)	(0.30)	(0.33)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.80)	(1.19)	(0.53)	(0.58)	(0.33)

Net asset, end of year	$15.39	$19.56	$17.83	$16.13	$13.69

Total return(c)	(17.27)%	16.41%	13.81%	22.10%	(11.06)%

Net assets, end of year (in 000s)	$1,764	$2,413	$2,120	$2,266	$2,252

Ratio of total expenses to average net assets(d)	0.74%	0.73%	0.76%	0.77%	0.73%

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.70%	0.70%

Ratio of net investment income to average net assets(b)	1.70%	2.36%	0.94%	1.47%	0.96%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.29	$17.60	$15.93	$13.53	$15.59

Net investment income(a)(b)	0.34	0.75	0.22	0.28	0.18

Net realized and unrealized gain (loss)	(3.60)	2.21	2.05	2.76	(1.86)

Total from investment operations	(3.26)	2.96	2.27	3.04	(1.68)

Distributions to shareholders from net investment income	(0.59)	(0.75)	(0.25)	(0.36)	(0.38)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.85)	(1.27)	(0.60)	(0.64)	(0.38)

Net asset value, end of year	$15.18	$19.29	$17.60	$15.93	$13.53

Total return(c)	(16.92)%	16.86%	14.24%	22.50%	(10.74)%

Net assets, end of year (in 000s)	$10,006	$13,836	$7,004	$7,204	$6,477

Ratio of total expenses to average net assets(d)	0.36%	0.35%	0.39%	0.40%	0.37%

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.32%	0.33%	0.33%

Ratio of net investment income to average net assets(b)	2.02%	3.83%	1.38%	1.85%	1.14%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                59

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.62	$17.87	$16.17	$13.72	$15.81

Net investment income(a)(b)	0.42	0.55	0.21	0.31	0.39

Net realized and unrealized gain (loss)	(3.72)	2.49	2.11	2.80	(2.06)

Total from investment operations	(3.30)	3.04	2.32	3.11	(1.67)

Distributions to shareholders from net investment income	(0.63)	(0.77)	(0.27)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.89)	(1.29)	(0.62)	(0.66)	(0.42)

Net asset value, end of year	$15.43	$19.62	$17.87	$16.17	$13.72

Total return(c)	(16.85)%	17.02%	14.35%	22.72%	(10.55)%

Net assets, end of year (in 000s)	$7,255	$6,263	$6,792	$7,554	$6,603

Ratio of total expenses to average net assets(d)	0.24%	0.22%	0.25%	0.26%	0.22%

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.19%	0.19%

Ratio of net investment income to average net assets(b)	2.48%	2.79%	1.31%	2.00%	2.54%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.01	$17.36	$15.74	$13.37	$15.42

Net investment income(a)(b)	0.26	0.44	0.15	0.20	0.14

Net realized and unrealized gain (loss)	(3.56)	2.39	1.99	2.73	(1.87)

Total from investment operations	(3.30)	2.83	2.14	2.93	(1.73)

Distributions to shareholders from net investment income	(0.52)	(0.66)	(0.17)	(0.28)	(0.32)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.78)	(1.18)	(0.52)	(0.56)	(0.32)

Net asset value, end of year	$14.93	$19.01	$17.36	$15.74	$13.37

Total return(c)	(17.38)%	16.31%	13.61%	21.98%	(11.18)%

Net assets, end of year (in 000s)	$5,492	$7,788	$6,353	$6,400	$5,475

Ratio of total expenses to average net assets(d)	0.86%	0.85%	0.89%	0.90%	0.87%

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of net investment income to average net assets(b)	1.58%	2.31%	0.94%	1.36%	0.90%

Portfolio turnover rate(e)	27%	5%	8%	69%	29%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Class P Shares

	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.62	$17.87	$16.17	$13.72	$ 15.96

Net investment income(b)(c)	0.39	0.59	0.26	0.32	0.28

Net realized and unrealized gain (loss)	(3.69)	2.45	2.06	2.79	(2.10)

Total from investment operations	(3.30)	3.04	2.32	3.11	(1.82)

Distributions to shareholders from net investment income	(0.63)	(0.77)	(0.27)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	(0.89)	(1.29)	(0.62)	(0.66)	(0.42)

Net asset value, end of period	$15.43	$19.62	$17.87	$16.17	$ 13.72

Total return(d)	(16.85)%	17.03%	14.36%	22.72%	(11.39)%

Net assets, end of period (in 000s)	$230,411	$277,169	$207,786	$183,763	$148,866

Ratio of total expenses to average net assets(e)	0.23%	0.22%	0.25%	0.26%	0.22%(f)

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.18%	0.19%	0.19%(f)

Ratio of net investment income to average net assets(c)	2.26%	2.98%	1.62%	2.08%	2.56%(f)

Portfolio turnover rate(g)	27%	5%	8%	69%	29%

(a)   Class P Shares commenced operations on April 17, 2018.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(d)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   Annualized.

(g)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class A Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.95	$8.56		$8.45	$7.38	$8.45

Net investment income (a)(b)	0.23	0.22		0.15	0.27	0.19

Net realized and unrealized gain (loss)	(1.59)	0.48		0.11	1.08	(1.06)

Total from investment operations	(1.36)	0.70		0.26	1.35	(0.87)

Distributions to shareholders from net investment income	(0.26)	(0.31)		(0.15)	(0.28)	(0.20)

Distributions to shareholders from return of capital	(0.01)	—	(c)	—	—	—

Total distributions	(0.27)	(0.31)		(0.15)	(0.28)	(0.20)

Net asset value, end of year	$7.32	$8.95		$8.56	$8.45	$7.38

Total return(d)	(15.19)%	8.20%		3.40%	18.38%	(10.39)%

Net assets, end of year (in 000s)	$32,203	$46,066		$46,265	$46,921	$39,384

Ratio of total expenses to average net assets(e)	0.88%	0.75%		0.75%	0.66%	0.61%

Ratio of net expenses to average net assets(e)	0.54%	0.54%		0.55%	0.56%	0.56%

Ratio of net investment income to average net assets(b)	2.95%	2.42%		1.90%	3.30%	2.35%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                63

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class C Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.95	$8.54		$8.42	$7.34	$8.40

Net investment income(a)(b)	0.15	0.12		0.07	0.16	0.12

Net realized and unrealized gain (loss)	(1.57)	0.51		0.13	1.12	(1.04)

Total from investment operations	(1.42)	0.63		0.20	1.28	(0.92)

Distributions to shareholders from net investment income	(0.19)	(0.22)		(0.08)	(0.20)	(0.14)

Distributions to shareholders from return of capital	(0.01)	—	(c)	—	—	—

Total distributions	(0.20)	(0.22)		(0.08)	(0.20)	(0.14)

Net asset value, end of year	$7.33	$8.95		$8.54	$8.42	$7.34

Total return(d)	(15.83)%	7.39%		2.59%	17.55%	(11.07)%

Net assets, end of year (in 000s)	$1,014	$2,209		$5,772	$16,235	$28,041

Ratio of total expenses to average net assets(e)	1.62%	1.49%		1.49%	1.40%	1.36%

Ratio of net expenses to average net assets(e)	1.29%	1.28%		1.30%	1.31%	1.31%

Ratio of net investment income to average net assets(b)	1.87%	1.33%		0.95%	2.01%	1.53%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Institutional Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.92	$8.54		$8.43	$7.36	$8.43

Net investment income(a)(b)	0.26	0.23		0.17	0.27	0.21

Net realized and unrealized gain (loss)	(1.59)	0.49		0.12	1.11	(1.05)

Total from investment operations	(1.33)	0.72		0.29	1.38	(0.84)

Distributions to shareholders from net investment income	(0.28)	(0.34)		(0.18)	(0.31)	(0.23)

Distributions to shareholders from return of capital	(0.02)	—	(c)	—	—	—

Total distributions	(0.30)	(0.34)		(0.18)	(0.31)	(0.23)

Net asset value, end of year	$7.29	$8.92		$8.54	$8.43	$7.36

Total return(d)	(14.92)%	8.49%		3.81%	18.86%	(10.06)%

Net assets, end of year (in 000s)	$37,888	$58,742		$99,006	$194,783	$260,987

Ratio of total expenses to average net assets(e)	0.51%	0.38%		0.36%	0.27%	0.22%

Ratio of net expenses to average net assets(e)	0.17%	0.17%		0.17%	0.18%	0.17%

Ratio of net investment income to average net assets(b)	3.24%	2.62%		2.19%	3.38%	2.62%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                65

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Service Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.94	$8.56		$8.44	$7.37	$8.43

Net investment income(a)(b)	0.23	0.21		0.13	0.25	0.18

Net realized and unrealized gain (loss)	(1.60)	0.47		0.13	1.09	(1.05)

Total from investment operations	(1.37)	0.68		0.26	1.34	(0.87)

Distributions to shareholders from net investment income	(0.25)	(0.30)		(0.14)	(0.27)	(0.19)

Distributions to shareholders from return of capital	(0.01)	—	(c)	—	—	—

Total distributions	(0.26)	(0.30)		(0.14)	(0.27)	(0.19)

Net asset, end of year	$7.31	$8.94		$8.56	$8.44	$7.37

Total return(d)	(15.32)%	7.94%		3.32%	18.25%	(10.41)%

Net assets, end of year (in 000s)	$116	$137		$128	$258	$243

Ratio of total expenses to average net assets(e)	1.01%	0.88%		0.86%	0.78%	0.72%

Ratio of net expenses to average net assets(e)	0.67%	0.67%		0.67%	0.68%	0.67%

Ratio of net investment income to average net assets(b)	2.96%	2.34%		1.62%	3.13%	2.20%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Investor Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.92	$8.53		$8.43	$7.36	$8.43

Net investment income(a)(b)	0.24	0.23		0.16	0.27	0.20

Net realized and unrealized gain (loss)	(1.58)	0.49		0.11	1.10	(1.05)

Total from investment operations	(1.34)	0.72		0.27	1.37	(0.85)

Distributions to shareholders from net investment income	(0.27)	(0.33)		(0.17)	(0.30)	(0.22)

Distributions to shareholders from return of capital	(0.02)	—	(c)	—	—	—

Total distributions	(0.29)	(0.33)		(0.17)	(0.30)	(0.22)

Net asset value, end of year	$7.29	$8.92		$8.53	$8.43	$7.36

Total return(d)	(15.03)%	8.50%		3.55%	18.71%	(10.19)%

Net assets, end of year (in 000s)	$9,424	$15,372		$18,816	$22,706	$27,782

Ratio of total expenses to average net assets(e)	0.63%	0.50%		0.50%	0.41%	0.36%

Ratio of net expenses to average net assets(e)	0.29%	0.29%		0.30%	0.32%	0.31%

Ratio of net investment income to average net assets(b)	3.08%	2.62%		2.12%	3.39%	2.53%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class R6 Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.93	$8.55		$8.44	$7.36	$8.43

Net investment income(a)(b)	0.30	0.25		0.14	0.29	0.23

Net realized and unrealized gain (loss)	(1.63)	0.47		0.15	1.10	(1.07)

Total from investment operations	(1.33)	0.72		0.29	1.39	(0.84)

Distributions to shareholders from net investment income	(0.28)	(0.34)		(0.18)	(0.31)	(0.23)

Distributions to shareholders from return of capital	(0.02)	—	(c)	—	—	—

Total distributions	(0.30)	(0.34)		(0.18)	(0.31)	(0.23)

Net asset value, end of year	$7.30	$8.93		$8.55	$8.44	$7.36

Total return(d)	(14.89)%	8.50%		3.79%	19.02%	(10.04)%

Net assets, end of year (in 000s)	$1,900	$812		$815	$45,956	$44,046

Ratio of total expenses to average net assets(e)	0.51%	0.37%		0.33%	0.26%	0.22%

Ratio of net expenses to average net assets(e)	0.16%	0.16%		0.16%	0.17%	0.16%

Ratio of net investment income to average net assets(b)	3.93%	2.76%		1.79%	3.59%	2.88%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class R Shares

	Year Ended December 31,

	2022	2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.92	$8.53		$8.42	$7.35	$8.41

Net investment income(a)(b)	0.23	0.19		0.12	0.23	0.17

Net realized and unrealized gain (loss)	(1.61)	0.48		0.12	1.09	(1.05)

Total from investment operations	(1.38)	0.67		0.24	1.32	(0.88)

Distributions to shareholders from net investment income	(0.24)	(0.28)		(0.13)	(0.25)	(0.18)

Distributions to shareholders from return of capital	(0.01)	—	(c)	—	—	—

Total distributions	(0.25)	(0.28)		(0.13)	(0.25)	(0.18)

Net asset value, end of year	$7.29	$8.92		$8.53	$8.42	$7.35

Total return(d)	(15.46)%	7.93%		3.09%	18.12%	(10.56)%

Net assets, end of year (in 000s)	$476	$554		$724	$1,140	$1,955

Ratio of total expenses to average net assets(e)	1.13%	1.00%		0.99%	0.91%	0.86%

Ratio of net expenses to average net assets(e)	0.79%	0.79%		0.80%	0.81%	0.81%

Ratio of net investment income to average net assets(b)	2.87%	2.08%		1.56%	2.88%	2.09%

Portfolio turnover rate(f)	25%	33%		5%	6%	17%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(f)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                69

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Class P Shares

	Year Ended December 31,					Period Ended December 31, 2018(a)
	2022	2021		2020	2019

Per Share Data

Net asset value, beginning of period	$8.93	$8.55		$8.44	$7.37	$8.37

Net investment income(b)(c)	0.25	0.25		0.18	0.30	0.20

Net realized and unrealized gain (loss)	(1.57)	0.47		0.11	1.08	(1.01)

Total from investment operations	(1.32)	0.72		0.29	1.38	(0.81)

Distributions to shareholders from net investment income	(0.29)	(0.34)		(0.18)	(0.31)	(0.19)

Distributions to shareholders from return of capital	(0.01)	—	(d)	—	—	—

Total distributions	(0.30)	(0.34)		(0.18)	(0.31)	(0.19)

Net asset value, end of period	$7.31	$8.93		$8.55	$8.44	$7.37

Total return(e)	(14.78)%	8.49%		3.82%	18.85%	(9.76)%

Net assets, end of period (in 000s)	$1,380	$3,111		$3,743	$3,722	$2,902

Ratio of total expenses to average net assets(f)	0.50%	0.37%		0.36%	0.27%	0.22%(g)

Ratio of net expenses to average net assets(f)	0.16%	0.16%		0.16%	0.17%	0.16%(g)

Ratio of net investment income to average net assets(c)	3.17%	2.80%		2.31%	3.70%	3.51%(g)

Portfolio turnover rate(h)	25%	33%		5%	6%	17%

(a)   Class P Shares commenced operations on April 17, 2018.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(d)   Amount is less than $0.005 per share.

(e)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(f)   Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(g)   Annualized.

(h)   The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified

All Portfolios	A, C, Institutional, Service, Investor, R6, R, P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

71

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

72

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. With respect to the Portfolios’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

                73

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$15,415,882	$—	$—

Equity	76,773,351	—	—

Exchange Traded Funds	182,385,282	—	—

Fixed Income	207,858,650	—	—

Investment Company	24,882,517	—	—

Total	$507,315,682	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts	$—	$68,327	$—

Futures Contracts	20,271	—	—

Options Purchased	1,646,094	—	—

Over-The-Counter Options On Foreign Currency	—	39,907	—

Total	$1,666,365	$108,234	$—

74

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BALANCED STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Over-The-Counter Options On Foreign Currency	$—	$(39,907)	$—

Forward Foreign Currency Exchange Contracts	—	(694,746)	—

Futures Contracts	(1,266,114)	—	—

Total	$(1,266,114)	$(734,653)	$—

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$20,386,461	$—	$—

Equity	178,995,046	—	—

Exchange Traded Funds	381,290,760	—	—

Fixed Income	175,401,552	—	—

Investment Company	23,894,296	—	—

Total	$779,968,115	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts	$—	$111,327	$—

Futures Contracts	27,922	—	—

Options Purchased	2,183,550	—	—

Over-The-Counter Options On Foreign Currency	—	53,248	—

Total	$2,211,472	$164,575	$—

Liabilities

Over-The-Counter Options On Foreign Currency	$—	$(53,248)	$—

Forward Foreign Currency Exchange Contracts	—	(1,132,082)	—

Futures Contracts	(2,251,633)	—	—

Total	$(2,251,633)	$(1,185,330)	$—

                75

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

      GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$15,216,000	$—	$—

Equity	240,470,832	—	—

Exchange Traded Funds	387,029,606	—	—

Fixed Income	52,874,781	—	—

Investment Company	46,852,971	—	—

Total	$742,444,190	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts	$—	$128,866	$—

Futures Contracts	20,476	—	—

Options Purchased	2,779,988	—	—

Over-The-Counter Options On Foreign Currency	—	36,891	—

Total	$2,800,464	$165,757	$—

Liabilities

Over-The-Counter Options On Foreign Currency	$—	$(36,891)	$—

Forward Foreign Currency Exchange Contracts	—	(998,167)	—

Futures Contracts	(2,578,041)	—	—

Total	$(2,578,041)	$(1,035,058)	$—

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$51,667,352	$—	$—

Exchange Traded Funds	2,998,737	—	—

Fixed Income	27,304,933	—	—

Investment Company	1,539,837	—	—

Total	$83,510,859	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

76

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

BALANCED

STRATEGY PORTFOLIO

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$ 108,234	Payable for unrealized loss on forward foreign currency exchange contracts.	$(734,653)

Equity	Variation margin on futures contracts;	17,532	Variation margin on futures contracts;	(1,266,114)

Interest rate	Variation margin on futures contracts; Purchased options, at value	1,648,833	Written Options, at value	—

Total		$1,774,599		$(2,000,767)

GROWTH AND INCOME

STRATEGY PORTFOLIO

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$ 164,575	Payable for unrealized loss on forward foreign currency exchange contracts.; Written options, at value	$(1,185,330)

Equity	Variation margin on futures contracts; Purchased options, at value	24,182	Variation margin on futures contracts;	(2,251,633)

Interest rate	Variation margin on futures contracts;	2,187,290	Variation margin on futures contracts;	—

Total		$2,376,047		$(3,436,963)

GROWTH

STRATEGY PORTFOLIO

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$ 165,757	Payable for unrealized loss on forward foreign currency exchange contracts. Written options, at value	$(1,035,058)

Equity	Variation margin on futures contracts	17,985	Variation margin on futures contracts	(2,320,069)

Interest rate	Variation margin on futures contracts; Purchased options, at value	2,782,479	Variation margin on futures contracts	(257,972)

Total		$2,966,221		$(3,613,099)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

                77

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BALANCED

STRATEGY PORTFOLIO

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts and purchased options /Net change in unrealized gain on forward foreign currency exchange contracts	$ 4,717,094	$ (602,298)

Equity	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain on futures contracts and purchased options	(8,346,119)	(1,910,546)

Interest rate	Net realized gain from purchased options /Net change in unrealized gain on futures contracts, purchased options and written options	(1,099,661)	(1,875,252)

Total		$ (4,728,686)	$(4,388,096)
GROWTH AND INCOME STRATEGY PORTFOLIO
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts, purchased options and written options /Net change in unrealized gain on forward foreign currency exchange contracts	$ 7,608,097	$ (977,062)

Equity	Net realized gain (loss) from swap contract, futures contracts, purchased options and written options/Net change in unrealized gain on futures contracts	(10,282,263)	(3,060,941)

Interest rate	Net realized gain from futures contracts, purchased options and written options/Net change in unrealized gain on futures contracts, purchased options and written options	6,112,250	(3,167,537)

Total		$ 3,438,084	$(7,205,540)
GROWTH STRATEGY PORTFOLIO
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency

Net realized gain from forward foreign currency exchange contracts; purchased options and written options /Net change in unrealized gain on forward foreign currency exchange contracts; purchased options and written options

		$ 7,104,188	$ 286,989

Equity	Net realized gain (loss) from futures contracts; purchased options and written options /Net change in unrealized gain on futures contracts	(10,786,585)	(3,283,531)

Interest rate	Net realized gain (loss) from futures contracts; swaps contracts; purchased options and written options /Net change in unrealized gain on futures contracts; Purchased options, at value	(8,538,577)	(4,963,675)

Total		$(12,220,974)	$(7,960,217)

78

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures contracts	Forward contracts	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Balanced Strategy	401	$40,796,439	4,667,719	$500,000	337,846	$1,000,000

Growth and Income Strategy	610	66,869,772	7,710,347	600,000	450,626	1,200,000

Growth Strategy	757	62,520,671	8,315,935	500,000	312,323	1,000,000

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Portfolio held such derivatives during the fiscal year ended December 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Portfolios, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

                79

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contigent Deferred Sales Charge

Fund	Class A	Class C

Balanced Strategy	$ 4,355	$197

Growth and Income Strategy	8,942	719

Growth Strategy	14,659	796

Satellite Strategies	342	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolio, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Portfolios, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 29, 2023 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

      For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Balanced Strategy	$ 93	$386,991	$387,084

Growth and Income Strategy	155	405,510	405,665

Growth Strategy	315	420,960	421,275

Satellite Strategies	19	347,705	347,724

80

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of December 31, 2022, the Portfolios participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Portfolios did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2022 (in thousands):

      Balanced Strategy Portfolio

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$55,301	$7,588	$(1,455)	$(401)	$(10,172)	$50,861	1,150	$1,523	$—

Goldman Sachs Access Treasury 0-1 Year ETF	—	31,412	—	—	(25)	31,387	315	228	—

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	—	9,386	—	—	(1,539)	7,847	277	148	—

Goldman Sachs ActiveBeta International Equity ETF	—	15,602	—	—	(2,802)	12,800	445	385	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	59,496	31,029	(2,061)	(352)	(16,086)	72,026	946	1,125	—

Goldman Sachs Alternative Premia Fund — Class R6	12,468	—	(12,056)	(3,486)	3,074	—	—	—	—

Goldman Sachs Core Fixed Income Fund — Class R6	17,132	2,393	—	—	(2,895)	16,630	1,828	385	—

Goldman Sachs Dynamic Global Equity Fund — Class R6	93,155	—	(91,947)	15,716	(16,924)	—	—	—	—

Goldman Sachs Emerging Markets Debt Fund — Class R6	13,728	14,420	(15,761)	(4,200)	(283)	7,904	890	603	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	17,744	9,723	(3,000)	(670)	(4,479)	19,318	2,590	498	—

Goldman Sachs Energy Infrastructure Fund — Class R6	—	8,465	(8,200)	282	24	571	54	109	16

Goldman Sachs Financial Square Government Fund — Institutional Shares	34,000	204,052	(213,169)	—	—	24,883	24,883	727	—

Goldman Sachs Global Core Fixed Income Fund — Class R6	160,917	25,951	(9,558)	(1,741)	(21,928)	153,641	14,121	3,050	—

                81

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

      Balanced Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Global Infrastructure Fund — Class R6	$10,862	$1,716	$(1,300)	$(54)	$(1,009)	$10,215	837	$228	$—

Goldman Sachs Global Real Estate Securities Fund — Class R6	7,002	1,452	(6,307)	(798)	(1,349)	—	—	66	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	6,414	11,330	(12,300)	(652)	(317)	4,475	517	417	—

Goldman Sachs High Yield Fund — Class R6	5,724	6,350	(10,712)	(1,441)	79	—	—	180	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	5,882	—	(5,726)	(166)	10	—	—	—	—

Goldman Sachs International Equity Insights Fund — Class R6	31,550	11,739	(4,100)	(894)	(6,610)	31,685	2,687	1,206	—

Goldman Sachs International Small Cap Insights Fund — Class R6	12,503	1,813	(4,557)	(219)	(2,307)	7,233	662	217	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	—	9,831	(7,999)	(514)	(334)	984	46	5	157

Goldman Sachs Large Cap Value Insights Fund — Class R6	—	6,491	—	—	(751)	5,740	272	83	121

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	114	5,761	(104)	(10)	(249)	5,512	1,247	263	—

Goldman Sachs Managed Futures Strategy Fund — Class R6	16,809	3,567	(5,800)	803	37	15,416	1,508	1,605	1,061

Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	3,008	—	—	(704)	2,304	58	70	—

Goldman Sachs MarketBeta International Equity ETF	—	6,237	—	—	(1,076)	5,161	110	133	—

Goldman Sachs Short Duration Bond Fund — Class R6	11,672	13,802	(5,216)	(387)	(746)	19,125	2,045	402	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	—	1,958	—	—	(360)	1,598	72	14	—

Goldman Sachs Tactical Tilt Overlay Fund — Class R6	29,401	—	(29,630)	1,466	(1,237)	—	—	—	—

Total	$601,874	$445,076	$(450,958)	$2,282	$(90,958)	$507,316		$13,670	$1,355

82

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

      Growth and Income Strategy Portfolio

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$90,188	$4,543	$(2,191)	$(685)	$(16,156)	$75,699	1,712	$2,377	$—

Goldman Sachs Access Treasury 0-1 Year ETF	—	49,483	—	—	(36)	49,447	496	352	—

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	—	14,337	—	—	(3,502)	10,835	383	321	—

Goldman Sachs ActiveBeta International Equity ETF	—	35,699	—	—	(6,411)	29,288	1,018	880	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	219,223	59,365	(27,310)	(4,228)	(48,108)	198,942	2,613	3,347	—

Goldman Sachs Alternative Premia Fund — Class R6	13,361	—	(12,919)	(5,116)	4,674	—	—	—	—

Goldman Sachs Dynamic Global Equity Fund — Class R6	213,153	—	(210,390)	35,844	(38,607)	—	—	—	—

Goldman Sachs Emerging Markets Debt Fund — Class R6	25,550	29,373	(31,885)	(8,729)	17	14,326	1,613	1,145	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	45,259	15,100	(4,500)	(1,012)	(11,254)	43,593	5,844	1,124	—

Goldman Sachs Energy Infrastructure Fund — Class R6	—	17,464	(17,200)	425	31	720	68	222	20

Goldman Sachs Financial Square Government Fund -— Institutional Shares	42,000	245,986	(264,092)	—	—	23,894	23,894	1,003	—

Goldman Sachs Global Core Fixed Income Fund — Class R6	93,871	37,579	(1,200)	(289)	(14,460)	115,501	10,616	2,079	—

Goldman Sachs Global Infrastructure Fund — Class R6	18,590	3,788	(4,500)	(29)	(1,778)	16,071	1,317	383	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	11,279	3,281	(10,933)	(1,518)	(2,109)	—	—	109	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	9,356	19,267	(20,000)	(1,065)	(500)	7,058	815	663	—

Goldman Sachs High Yield Fund — Class R6	9,975	9,748	(17,463)	(2,472)	212	—	—	274	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	10,034	—	(9,769)	(282)	17	—	—	—	—

Goldman Sachs International Equity Insights Fund — Class R6	84,567	20,433	(2,000)	(387)	(18,135)	84,478	7,165	3,216	—

Goldman Sachs International Small Cap Insights Fund — Class R6	26,933	4,179	(7,865)	(490)	(5,182)	17,575	1,609	528	—

                83

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

      Growth and Income Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Large Cap Growth Insights Fund — Class R6	$—	$21,569	$(17,426)	$(1,157)	$(756)	$2,230	103	$11	$356

Goldman Sachs Large Cap Value Insights Fund — Class R6	—	14,801	(1,700)	(220)	(1,490)	11,391	540	175	240

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	3,616	9,052	(3,246)	(612)	(191)	8,619	1,950	453	—

Goldman Sachs Managed Futures Strategy Fund — Class R6	24,314	3,524	(9,000)	1,333	215	20,386	1,995	2,123	1,403

Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	6,882	—	—	(1,611)	5,271	134	161	—

Goldman Sachs MarketBeta International Equity ETF	—	14,272	—	—	(2,463)	11,809	252	303	—

Goldman Sachs Short Duration Bond Fund — Class R6	19,912	21,654	(10,500)	(779)	(1,109)	29,178	3,121	653	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	—	4,481	—	—	(824)	3,657	166	32	—

Goldman Sachs Tactical Tilt Overlay Fund — Class R6	39,750	—	(40,060)	2,086	(1,776)	—	—	—	—

Total	$1,000,931	$665,860	$(726,149)	$10,618	$(171,292)	$779,968		$21,934	$2,019

Growth Strategy Portfolio

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$9,254	$1,639	$—	$—	$(1,765)	$9,128	206	$262	$—

Goldman Sachs Access Treasury 0-1 Year ETF	—	47,959	—	—	(35)	47,924	481	339	—

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	—	15,660	—	—	(3,825)	11,835	418	350	—

Goldman Sachs ActiveBeta International Equity ETF	—	38,993	—	—	(7,003)	31,990	1,112	962	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	290,906	64,673	(20,084)	(3,041)	(64,957)	267,497	3,514	4,450	—

Goldman Sachs Dynamic Global Equity Fund — Class R6	232,821	—	(229,803)	39,151	(42,169)	—	—	—	—

84

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

      Growth Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Emerging Markets Debt Fund — Class R6	$29,836	$30,259	$(34,417)	$(9,468)	$(402)	$15,808	1,780	$1,284	$—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	65,053	15,654	(1,500)	(830)	(16,408)	61,969	8,307	1,598	—

Goldman Sachs Energy Infrastructure Fund — Class R6	—	17,864	(17,800)	509	26	599	56	227	17

Goldman Sachs Financial Square Government Fund — Institutional Shares	51,000	231,616	(235,763)	—	—	46,853	46,853	1,315	—

Goldman Sachs Global Infrastructure Fund — Class R6	17,818	4,084	(5,500)	89	(1,769)	14,722	1,207	364	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	9,480	3,619	(9,778)	(1,505)	(1,816)	—	—	153	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	—	16,374	(15,523)	(851)	—	—	—	221	—

Goldman Sachs High Yield Fund — Class R6	10,039	9,155	(16,928)	(2,411)	145	—	—	322	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	9,429	—	(9,180)	(265)	16	—	—	—	—

Goldman Sachs International Equity Insights Fund — Class R6	110,571	33,886	(7,000)	(1,355)	(22,562)	113,540	9,630	4,323	—

Goldman Sachs International Small Cap Insights Fund — Class R6	44,367	4,830	(11,757)	(2,128)	(7,303)	28,009	2,565	841	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	—	22,807	(16,392)	(1,206)	(1,319)	3,890	180	19	620

Goldman Sachs Large Cap Value Insights Fund — Class R6	—	16,223	—	—	(1,877)	14,346	680	208	303

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	46	8,790	(42)	131	(406)	8,519	1,927	289	—

Goldman Sachs Managed Futures Strategy Fund — Class R6	13,811	3,631	(2,500)	341	(67)	15,216	1,489	1,584	1,046

Goldman Sachs MarketBeta Emerging Markets Equity ETF	—	7,516	—	—	(1,759)	5,757	146	176	—

Goldman Sachs MarketBeta International Equity ETF	—	15,589	—	—	(2,690)	12,899	275	331	—

Goldman Sachs Short Duration Bond Fund — Class R6	18,710	20,618	(9,600)	(712)	(1,068)	27,948	2,989	618	—

                85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

      Growth Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs Small Cap Equity Insights Fund — Class R6	$—	$4,895	$—	$—	$(900)	$3,995	181	$35	$—

Goldman Sachs Tactical Tilt Overlay Fund — Class R6	26,883	—	(27,093)	1,249	(1,039)	—	—	—	—

Total	$940,024	$636,334	$(670,660)	$17,698	$(180,952)	$742,444		$20,271	$1,986

Satellite Strategies Portfolio

Underlying Fund	Market Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$3,920	$—	$—	$—	$(921)	$2,999	106	$89	$—

Goldman Sachs Emerging Markets Debt Fund - Class R6	19,274	5,947	(10,099)	(1,079)	(3,831)	10,212	1,150	891	—

Goldman Sachs Emerging Markets Equity Fund – Class R6	5,424	1,109	(1,300)	47	(1,756)	3,524	172	9	—

Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	6,782	841	(700)	(240)	(1,381)	5,302	711	142	—

Goldman Sachs Financial Square Government Fund - Institutional Shares	—	17,706	(16,166)	—	—	1,540	1,540	19	—

Goldman Sachs Global Infrastructure Fund - Class R6	25,635	1,208	(8,111)	1,401	(3,228)	16,905	1,386	407	—

Goldman Sachs Global Real Estate Securities Fund – Class R6	8,257	1,348	(2,150)	(122)	(2,295)	5,038	570	72	76

Goldman Sachs High Yield Floating Rate Fund – Class R6	6,351	1,935	(4,436)	(199)	(239)	3,412	394	264	—

Goldman Sachs High Yield Fund – Class R6	6,427	2,650	(3,500)	(235)	(1,087)	4,255	800	289	—

Goldman Sachs Inflation Protected Securities Fund – Class R6	10,006	6,336	(7,050)	(708)	(895)	7,689	798	509	27

Goldman Sachs International Small Cap Insights Fund - Class R6	26,598	1,771	(4,410)	(586)	(4,955)	18,418	1,687	571	—

Goldman Sachs Local Emerging- Markets Debt Fund - Class R6	1,178	1,119	(300)	(83)	(177)	1,737	393	119	—

Goldman Sachs MLP Energy Infrastructure Fund – Class R6	6,113	194	(4,730)	948	(45)	2,480	86	193	—
Total	$125,965	$42,164	$(62,952)	$(856)	$(20,810)	$83,511		$3,574	$103

86

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$160,020,785	$147,675,636

Growth and Income Strategy	230,496,049	254,087,660

Growth Strategy	197,573,810	206,798,537

Satellite Strategies	24,534,900	46,785,228

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Distributions paid from:

Ordinary income	$20,064,071	$31,708,913	$28,267,274	$3,315,643

Net long-term capital gains	6,350,525	13,169,384	12,587,580	—

Total taxable distributions	$26,414,596	$44,878,297	$40,854,854	$3,315,643

Tax return of capital	$ —	$ —	$ —	$ 190,075

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Distributions paid from:

Ordinary income	$21,056,715	$39,538,347	$39,671,545	$4,144,469

Net long-term capital gains	14,690,462	25,365,016	18,657,559	—

Total taxable distributions	$35,747,177	$64,903,363	$58,329,104	$4,144,469

Tax return of capital	$ —	$ —	$ —	$ 594,407

                87

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

7.	TAX INFORMATION (continued)

As of December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Undistributed ordinary income — net	$ 176,095	$ 323,489	$ 808,529	$ —

Capital loss carryforwards:

Perpetual Short-Term	(8,437,505)	(8,261,795)	(2,380,187)	(340,027)

Perpetual Long-Term	—	—	—	(18,780,563)

Total capital loss carryforwards	(8,437,505)	(8,261,795)	(2,380,187)	(19,120,590)

Timing differences (Qualified Late Year Loss Deferral and Straddle Loss Deferral)	$ (4,128,726)	$ (6,634,433)	$(8,417,835)	$ (595,676)

Unrealized gains (loss) — net	(37,820,454)	(11,156,806)	17,412,516	4,883,950

Total accumulated earnings (loss) net	$(50,210,590)	$(25,729,545)	$ 7,423,023	$(14,832,316)

As of December 31, 2022, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Tax Cost	$544,942,105	$790,095,054	$724,405,976	$78,626,909

Gross unrealized gain	9,681,856	47,974,169	62,051,692	7,315,680

Gross unrealized loss	(47,502,310)	(59,130,975)	(44,639,176)	(2,431,730)

Net unrealized loss	$(37,820,454)	$(11,156,806)	$17,412,516	$4,883,950

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, options contracts, and foreign currency contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.	OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Portfolios. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Portfolios will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Portfolios will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8.	OTHER RISKS (continued)

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Portfolio’s or an Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Portfolios may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Portfolios’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If a Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or

        89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

8.	OTHER RISKS (continued)

Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or an Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or an Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

90

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11.	SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	603,462	$6,961,258	882,441	$11,568,762

Reinvestment of distributions	386,303	4,156,467	479,560	6,211,490

Shares redeemed	(1,395,598)	(15,916,652)	(1,191,360)	(15,594,930)

	(405,833)	(4,798,927)	170,641	2,185,322

Class C Shares

Shares sold	59,973	674,933	62,236	819,411

Reinvestment of distributions	14,742	158,221	27,446	355,496

Shares redeemed	(239,430)	(2,702,276)	(325,028)	(4,238,947)

	(164,715)	(1,869,122)	(235,346)	(3,064,040)

Institutional Shares

Shares sold	8,369,679	95,772,780	9,610,152	126,204,107

Reinvestment of distributions	1,699,997	18,321,277	1,892,322	24,498,342

Shares redeemed	(9,476,217)	(109,352,179)	(9,012,460)	(117,833,634)

	593,459	4,741,878	2,490,014	32,868,815

Service Shares

Shares sold	53	584	61	804

Shares redeemed	—	—	(3,118)	(40,495)

	53	584	(3,057)	(39,691)

Investor Shares

Shares sold	56,404	665,590	92,915	1,228,623

Reinvestment of distributions	15,547	167,144	26,313	339,317

Shares redeemed	(199,826)	(2,290,183)	(297,322)	(3,792,091)

	(127,875)	(1,457,449)	(178,094)	(2,224,151)

Class R6 Shares

Shares sold	252,983	2,854,714	7,652	100,736

Reinvestment of distributions	8,321	88,908	1,212	15,707

Shares redeemed	(86,588)	(967,661)	(101,913)	(1,327,087)

	174,716	1,975,961	(93,049)	(1,210,644)

Class R Shares

Shares sold	84,335	963,832	81,994	1,080,919

Reinvestment of distributions	38,381	410,355	46,496	599,113

Shares redeemed	(139,867)	(1,546,266)	(29,032)	(380,994)

	(17,151)	(172,079)	99,458	1,299,038

Class P Shares

Shares sold	5,647,267	62,380,196	1,117,076	14,500,761

Reinvestment of distributions	263,834	2,835,170	251,253	3,256,498

Shares redeemed	(4,401,940)	(48,651,043)	(497,659)	(6,581,706)

	1,509,161	16,564,323	870,670	11,175,553

NET INCREASE	1,561,815	$14,985,169	3,121,237	$40,990,202

                91

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

11.	SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	529,274	$7,590,807	924,031	$15,131,597

Reinvestment of distributions	860,604	11,559,230	1,052,123	17,367,488

Shares redeemed	(2,146,090)	(30,818,322)	(2,689,504)	(44,400,979)

	(756,212)	(11,668,285)	(713,350)	(11,901,894)

Class C Shares

Shares sold	59,443	838,699	88,439	1,416,143

Reinvestment of distributions	24,983	324,307	37,387	599,913

Shares redeemed	(189,823)	(2,601,929)	(377,363)	(5,986,984)

	(105,397)	(1,438,923)	(251,537)	(3,970,928)

Institutional Shares

Shares sold	4,530,330	64,093,167	6,433,958	107,492,095

Reinvestment of distributions	1,387,276	18,750,924	1,654,960	27,399,204

Shares redeemed	(7,691,416)	(109,164,056)	(4,476,473)	(73,927,656)

	(1,773,810)	(26,319,965)	3,612,445	60,963,643

Service Shares

Shares sold	3,980	58,963	21,432	351,503

Reinvestment of distributions	1,197	16,013	1,259	20,718

Shares redeemed	(32,452)	(482,190)	(26,139)	(426,688)

	(27,275)	(407,214)	(3,448)	(54,467)

Investor Shares

Shares sold	111,579	1,611,680	114,316	1,896,250

Reinvestment of distributions	31,316	418,773	35,253	578,890

Shares redeemed	(120,429)	(1,752,360)	(117,292)	(1,940,176)

	22,466	278,093	32,277	534,964

Class R6 Shares

Shares sold	121,774	1,774,210	48,558	797,639

Reinvestment of distributions	7,630	102,529	3,537	58,551

Shares redeemed	(21,065)	(306,208)	(297,620)	(4,953,119)

	108,339	1,570,531	(245,525)	(4,096,929)

Class R Shares

Shares sold	58,434	840,946	34,402	560,370

Reinvestment of distributions	18,536	246,281	20,504	335,400

Shares redeemed	(86,348)	(1,173,317)	(52,998)	(875,316)

	(9,378)	(86,090)	1,908	20,454

Class P Shares

Shares sold	1,334,321	19,122,407	1,738,325	28,537,604

Reinvestment of distributions	927,933	12,522,135	1,028,942	17,029,160

Shares redeemed	(1,500,417)	(21,569,569)	(1,613,715)	(26,698,623)

	761,837	10,074,973	1,153,552	18,868,141

NET INCREASE (DECREASE)	(1,779,430)	$(27,996,880)	3,586,322	$60,362,984

92

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11.	SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	810,119	$13,831,137	1,215,844	$23,918,249

Reinvestment of distributions	904,539	14,222,585	1,075,018	21,305,550

Shares redeemed	(2,161,725)	(37,084,791)	(2,313,832)	(45,295,447)

	(447,067)	(9,031,069)	(22,970)	(71,648)

Class C Shares

Shares sold	93,441	1,661,622	178,476	3,503,010

Reinvestment of distributions	34,957	564,337	47,782	968,121

Shares redeemed	(239,017)	(4,173,692)	(500,803)	(9,817,915)

	(110,619)	(1,947,733)	(274,545)	(5,346,784)

Institutional Shares

Shares sold	2,827,688	49,296,522	6,151,190	117,824,612

Reinvestment of distributions	681,659	10,702,609	761,391	15,081,997

Shares redeemed	(3,519,805)	(60,945,263)	(3,666,804)	(70,356,702)

	(10,458)	(946,132)	3,245,777	62,549,907

Service Shares

Shares sold	10,730	181,558	12,046	235,463

Reinvestment of distributions	1,649	25,848	2,007	39,645

Shares redeemed	(21,131)	(361,942)	(9,640)	(189,476)

	(8,752)	(154,536)	4,413	85,632

Investor Shares

Shares sold	749,886	13,133,835	397,717	7,801,529

Reinvestment of distributions	39,626	615,276	44,692	871,358

Shares redeemed	(847,416)	(13,747,674)	(123,241)	(2,397,561)

	(57,904)	1,437	319,168	6,275,326

Class R6 Shares

Shares sold	196,844	3,396,109	78,715	1,563,410

Reinvestment of distributions	24,685	387,883	18,814	372,814

Shares redeemed	(70,569)	(1,209,906)	(158,395)	(3,112,316)

	150,960	2,574,086	(60,866)	(1,176,092)

Class R Shares

Shares sold	47,287	791,398	49,910	956,362

Reinvestment of distributions	18,830	286,460	23,958	459,935

Shares redeemed	(107,987)	(1,803,697)	(30,109)	(559,716)

	(41,870)	(725,839)	43,759	856,581

Class P Shares

Shares sold	1,899,566	32,694,960	2,171,043	42,528,603

Reinvestment of distributions	813,657	12,785,087	873,749	17,316,359

Shares redeemed	(1,908,252)	(31,785,546)	(544,784)	(10,598,265)

	804,971	13,694,501	2,500,008	49,246,697

NET INCREASE	279,261	$3,464,715	5,754,744	$112,419,619

                93

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2022

11.	SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	159,453	$1,262,505	523,296	$4,647,666

Reinvestment of distributions	149,264	1,105,954	157,690	1,409,842

Shares redeemed	(1,057,436)	(8,243,511)	(936,839)	(8,394,866)

	(748,719)	(5,875,052)	(255,853)	(2,337,358)

Class C Shares

Shares sold	2,830	22,625	16,649	152,803

Reinvestment of distributions	3,725	27,596	5,866	52,532

Shares redeemed	(115,122)	(910,290)	(451,497)	(3,988,734)

	(108,567)	(860,069)	(428,982)	(3,783,399)

Institutional Shares

Shares sold	401,094	3,260,212	568,524	5,060,671

Reinvestment of distributions	207,146	1,535,182	238,157	2,121,044

Shares redeemed	(1,999,412)	(15,535,466)	(5,819,509)	(51,168,764)

	(1,391,172)	(10,740,072)	(5,012,828)	(43,987,049)

Service Shares

Shares sold	383	2,987	253	2,279

Reinvestment of distributions	329	2,431	295	2,637

Shares redeemed	(261)	(2,005)	(165)	(1,493)

	451	3,413	383	3,423

Investor Shares

Shares sold	38,320	303,462	233,017	2,094,224

Reinvestment of distributions	55,891	413,886	65,648	584,732

Shares redeemed	(525,757)	(4,061,447)	(779,692)	(6,936,508)

	(431,546)	(3,344,099)	(481,027)	(4,257,552)

Class R6 Shares

Shares sold	194,814	1,620,055	25,403	223,151

Reinvestment of distributions	9,970	73,824	3,433	30,651

Shares redeemed	(35,511)	(276,434)	(33,260)	(295,954)

	169,273	1,417,445	(4,424)	(42,152)

Class R Shares

Shares sold	5,310	40,411	5,524	49,585

Reinvestment of distributions	2,145	15,792	1,997	17,802

Shares redeemed	(4,244)	(34,830)	(30,318)	(268,324)

	3,211	21,373	(22,797)	(200,937)

Class P Shares

Shares sold	612	4,500	19,473	166,886

Reinvestment of distributions	7,491	55,518	13,058	116,632

Shares redeemed	(167,428)	(1,433,941)	(122,297)	(1,066,225)

	(159,325)	(1,373,923)	(89,766)	(782,707)

NET DECREASE	(2,666,394)	$(20,750,984)	(6,295,294)	$(55,387,731)

94

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (four of the Portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

                95

    GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio			Growth Strategy Portfolio			Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/22*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid for the 6 months ended 12/31/22	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid for the 6 months ended 12/31/22	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid for the 6 months ended 12/31/22
Class A
Actual	$1,000.00	$ 991.60		$2.83	$1,000.00	$1,003.50	$2.85	$1,000.00	$1,009.20	$2.86	$1,000.00	$ 995.30	$2.74
Hypothetical 5% return	1,000.00	1,022.40	+	2.88	1,000.00	1,022.40	2.88	1,000.00	1,022.40	2.87	1,000.00	1,022.50	2.77
Class C
Actual	1,000.00	988.90		6.59	1,000.00	999.40	6.62	1,000.00	1,005.00	6.64	1,000.00	990.60	6.49
Hypothetical 5% return	1,000.00	1,018.60	+	6.69	1,000.00	1,018.60	6.69	1,000.00	1,018.60	6.69	1,000.00	1,018.70	6.58
Institutional
Actual	1,000.00	994.50		0.98	1,000.00	1,004.70	0.98	1,000.00	1,010.00	0.98	1,000.00	996.10	0.88
Hypothetical 5% return	1,000.00	1,024.20	+	0.99	1,000.00	1,024.20	0.99	1,000.00	1,024.20	0.99	1,000.00	1,024.30	0.89
Service
Actual	1,000.00	991.00		3.49	1,000.00	1,002.00	3.50	1,000.00	1,008.20	3.51	1,000.00	993.30	3.38
Hypothetical 5% return	1,000.00	1,025.20	+	3.54	1,000.00	1,025.20	3.54	1,000.00	1,025.20	3.54	1,000.00	1,025.20	3.43
Investor
Actual	1,000.00	993.80		1.58	1,000.00	1,004.10	1.59	1,000.00	1,010.50	1.59	1,000.00	995.40	1.48
Hypothetical 5% return	1,000.00	1,023.60	+	1.60	1,000.00	1,023.60	1.60	1,000.00	1,023.60	1.60	1,000.00	1,023.70	1.50
Class R6
Actual	1,000.00	994.60		0.93	1,000.00	1,004.80	0.93	1,000.00	1,010.80	0.93	1,000.00	996.10	0.82
Hypothetical 5% return	1,000.00	1,024.30	+	0.94	1,000.00	1,024.30	0.94	1,000.00	1,024.30	0.94	1,000.00	1,024.40	0.84
Class R
Actual	1,000.00	991.00		4.08	1,000.00	1,001.40	4.11	1,000.00	1,007.50	4.12	1,000.00	994.00	3.99
Hypothetical 5% return	1,000.00	1,021.10	+	4.15	1,000.00	1,021.10	4.15	1,000.00	1,021.10	4.15	1,000.00	1,021.20	4.05
Class P
Actual	1,000.00	993.60		0.92	1,000.00	1,004.80	0.93	1,000.00	1,010.80	0.93	1,000.00	997.50	0.83
Hypothetical 5% return	1,000.00	1,024.30	+	0.94	1,000.00	1,024.30	0.94	1,000.00	1,024.30	0.94	1,000.00	1,024.40	0.84

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	0.56%	1.31%	0.19%	0.69%	0.31%	0.18%	0.81%	0.18%
Growth and Income Strategy	0.56	1.31	0.19	0.69	0.31	0.18	0.81	0.18
Growth Strategy	0.56	1.31	0.19	0.69	0.31	0.18	0.81	0.18
Satellite Strategies	0.54	1.29	0.17	0.67	0.29	0.16	0.79	0.16

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

96

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee		Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion, Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

                97

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Eileen H. Dowling Age: 60	Trustee		Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 65	Trustee		Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

98

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Fund of Funds Portfolios – Tax Information (unaudited)

For the year ended December 31, 2022, 6.02%, 10.77%, 15.45% and 0.09% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2022 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0588, $0.1152, $0.1884, and $0.0268 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 18.48%, 28.08%, 39.91%, and 8.13%, respectively. The total amount of taxes paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0079, $0.0145, $0.0238, and $0.0066 per share, respectively.

For the year ended December 31, 2022, 21.94%, 34.77%, 49.83%, and 40.82% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, Balanced Strategy, Growth and Income Strategy, and Growth Strategy designate $6,350,525, $13,169,384, and $12,587,580, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2022.

                99

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
Fixed	Income Alternatives
∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎ Clean Energy Income Fund

∎ Defensive Equity Fund

∎ Real Estate Securities Fund

∎ Commodity Strategy Fund

∎ Global Real Estate Securities Fund

∎ Absolute Return Tracker Fund

∎ Managed Futures Strategy Fund

∎ MLP Energy Infrastructure Fund

∎ Energy Infrastructure Fund

∎ Multi-Manager Alternatives Fund

∎ Global Infrastructure Fund

Total Portfolio Solutions

∎ Global Managed Beta Fund

∎ Multi-Manager Non-Core Fixed Income Fund

∎ Multi-Manager Global Equity Fund

∎ Multi-Manager International Equity Fund

∎ Tactical Tilt Overlay Fund

∎ Balanced Strategy Portfolio

∎ Multi-Manager U.S. Small Cap Equity Fund

∎ Multi-Manager Real Assets Strategy Fund

∎ Growth and Income Strategy Portfolio

∎ Growth Strategy Portfolio

∎ Dynamic Global Equity Fund

∎ Satellite Strategies Portfolio

∎ Enhanced Dividend Global Equity Portfolio

∎ Tax-Advantaged Global Equity Portfolio

∎ Strategic Factor Allocation Fund

∎ GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]

Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund. 5 Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Funds

Annual Report	December 31, 2022

Alternative Funds I
Managed Futures Strategy

Goldman Sachs Alternative Funds I

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 20.08%, 19.26%, 20.59%, 20.43%, 20.47%, 19.77% and 20.62%, respectively. These returns compare to the 1.47% average annual total return of the Fund’s benchmark, the ICE BofA Merrill Lynch Three-Month U.S. Treasury Bill Index (“the Index”), during the same time period.

We note that the Fund’s benchmark being the Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, the Fund generated double-digit positive performance. Exposures to developed markets fixed income and commodities contributed most positively. Conversely, exposures to developed markets equities detracted the most from the Fund’s performance.

More specifically, positioning in short-term fixed income in developed markets was the largest positive contributor to Fund returns during the Reporting Period, with six of the seven regions in which the Fund invests adding value. Short-term fixed income in the U.S. was the best contributor by geography. The Fund ended the Reporting Period with net short positions within short-term fixed income. In terms of commodities, positioning in nickel was the largest contributor. The Fund was long nickel and net long commodities at the end of the Reporting Period.

Conversely, within developed markets equities, exposure to U.S. equities detracted the most from returns during the Reporting Period. The Fund ended the Reporting Period with net short positions in U.S. equities and net long positions in developed markets equities overall.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps, Treasury futures and currency forwards to achieve exposure to fixed income. We used commodity futures as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

1

PORTFOLIO RESULTS

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	Relative to the Fund’s positioning at the start of the Reporting Period, the Fund reduced its long positioning in developed markets equities and maintained its long positioning in emerging markets equities. We reduced the Fund’s short positioning in developed markets fixed income, and the Fund’s positioning in emerging markets fixed income shifted from short to long. Among currencies, the Fund’s short positioning in both developed markets currencies and emerging markets currencies was reduced. We decreased the Fund’s long positions in commodities during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned long developed markets equities, emerging markets equities, emerging markets fixed income and commodities. The Fund was positioned short developed markets fixed income, developed markets currencies and emerging markets currencies at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 22, 2022, James Park no longer served as a portfolio manager for the Fund, and Oliver Bunn, Vice President, and Jay Seo, Vice President, began serving as portfolio managers for the Fund. Momoko Ono continues to serve as a portfolio manager for the Fund. Mr. Bunn is head of the QIS Alternatives team within Goldman Sachs Asset Management. He joined Goldman Sachs in 2014. Ms. Seo is a portfolio manager on the QIS Alternatives team within Goldman Sachs Asset Management. She first joined Goldman Sachs in 2008 and, prior to rejoining the firm in 2020, she worked at Cubist Systematic Strategies and Quantport from 2016-2020. Momoko Ono, Vice President, has managed the Fund since 2017. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2023, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

2

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2022

FUND COMPOSITION[1]

[1]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2022

The following graph shows the value as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Investor Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofA 3 Month U.S. Treasury Bill Index (“3 Month T-Bill Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Managed Futures Strategy Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	20.08%	5.99%	3.25%	—
Including sales charges	13.52%	4.80%	2.67%	—

Class C
Excluding contingent deferred sales charges	19.26%	5.20%	2.47%	—
Including contingent deferred sales charges	18.11%	5.20%	2.47%	—

Institutional	20.59%	6.38%	3.65%	—

Investor	20.43%	6.25%	3.50%	—

Class R6 (Commenced April 30, 2018)	20.47%	N/A	N/A	7.19%

Class R	19.77%	5.71%	2.98%	—

Class P (Commenced April 17, 2018)	20.62%	N/A	N/A	6.68%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

4

FUND BASICS

Index Definitions

ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

5

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2022

Shares	Dividend Rate	Value

Investment Company(a) – 78.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
366,294,788	4.159%	$366,294,788

TOTAL INVESTMENTS – 78.1%
(Cost $366,294,788)		$366,294,788

OTHER ASSETS IN EXCESS OF LIABILITIES – 21.9%		102,644,015

NET ASSETS – 100.0%		$468,938,803

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	1	02/24/23	$182,990	$2,842
Amsterdam Exchange Index	33	01/20/23	4,872,359	(119,247)
Brent Crude Oil	9	01/31/23	773,910	54,397
CAC 40 10 Euro Index	207	01/20/23	14,337,546	(93,864)
Cocoa	12	03/16/23	311,040	8,527
E-Mini Dow	37	03/17/23	6,157,725	(140,970)
FTSE 100 Index	237	03/17/23	21,391,671	71,520
FTSE/JSE Top 40 Index	265	03/16/23	10,561,789	(287,123)
FTSE/MIB Index	170	03/17/23	21,571,507	(275,439)
Hang Seng Index	102	01/30/23	13,012,254	439,512
IBEX 35 Index	265	01/20/23	23,244,723	(105,062)
Lean Hogs	8	02/14/23	281,520	12,743
Live Cattle	78	02/28/23	4,927,260	100,949
LME Copper Base Metal	9	02/15/23	3,349,204	(1,340)
LME Copper Base Metal	16	01/17/23	1,884,488	(9,445)
LME Lead Base Metal	185	01/16/23	10,741,563	888,980
LME Lead Base Metal	85	02/13/23	4,916,188	241,538
LME Nickel Base Metal	28	02/13/23	4,843,962	175,312
LME Nickel Base Metal	27	01/16/23	5,034,120	893,257
LME Primary Aluminium	72	01/17/23	4,229,118	(134,354)
LME Primary Aluminium	11	02/15/23	648,865	(17,769)
LME Zinc Base Metal	87	01/16/23	6,503,794	(141,699)
LME Zinc Base Metal	52	02/13/23	3,878,225	(165,585)
Low Sulphur Gasoil	12	02/10/23	1,111,800	121,476
MSCI EAFE E-Mini Index	158	03/17/23	15,400,260	(144,325)
Nikkei 225 Index	31	03/09/23	6,160,317	(395,295)
NY Harbor USLD	5	01/31/23	691,152	85,236
OMXS30 Index	854	01/20/23	16,711,960	(263,827)
RBOB Gasoline	14	01/31/23	1,462,415	199,477
S&P 500 E-Mini Index	124	03/17/23	23,938,200	61,164
S&P/TSX 60 Index	81	03/16/23	13,997,326	(226,829)

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
SET50 Index	2,993	03/30/23	$17,409,262	$666,898
Silver	38	03/29/23	4,586,600	327,434
Soybean	10	03/14/23	762,125	25,967
SPI 200 Index	195	03/16/23	23,207,466	(381,403)
Sugar No. 11	58	02/28/23	1,301,798	89,524
TurkDEX ISE 30	2,023	02/28/23	6,775,153	187,098
WTI Crude Oil	21	01/20/23	1,687,980	123,903

Total				$1,874,178
Short position contracts:
CBOE Volatility Index	(314)	01/18/23	(7,252,803)	219,053
Coffee “C”	(80)	03/21/23	(5,013,000)	(223,018)
Corn	(21)	03/14/23	(712,425)	(31,514)
Cotton No. 2	(59)	03/09/23	(2,459,415)	9,097
EURO STOXX 50 Index	(181)	03/17/23	(7,333,497)	119,037
Feeder Cattle	(17)	03/30/23	(1,581,212)	(19,822)
FTSE China A50 Index	(198)	01/30/23	(2,590,632)	(26,257)
FTSE Taiwan Index Equity Index	(5)	01/30/23	(248,350)	138
German Stock Index	(3)	03/17/23	(1,123,010)	(1,893)
Hard Red Winter Wheat	(18)	03/14/23	(798,525)	1,962
HSCEI	(6)	01/30/23	(259,818)	(8,638)
KOSPI 200 Index	(41)	03/09/23	(2,373,834)	196,018
LME Copper Base Metal	(16)	01/17/23	(3,349,204)	(163,328)
LME Copper Base Metal	(10)	02/15/23	(2,093,875)	7,219
LME Lead Base Metal	(185)	01/16/23	(10,741,562)	(1,216,457)
LME Nickel Base Metal	(27)	01/16/23	(4,843,962)	(207,461)
LME Nickel Base Metal	(7)	02/13/23	(1,258,530)	(27,070)
LME Primary Aluminium	(72)	01/17/23	(4,229,118)	(37,115)
LME Primary Aluminium	(44)	02/15/23	(2,595,461)	102,929
LME Zinc Base Metal	(87)	01/16/23	(6,503,794)	(288,524)
LME Zinc Base Metal	(33)	02/13/23	(2,461,181)	118,492
Mini VSTOXX®Index	(3,498)	01/18/23	(8,219,038)	37,808
MSCI EAFE E-Mini Index	(335)	03/17/23	(16,069,950)	165,138
NASDAQ 100 E-Mini Index	(19)	03/17/23	(4,188,455)	192,101
Natural Gas	(47)	01/27/23	(2,083,510)	814,285
Russell 2000 E-Mini Index	(361)	03/17/23	(31,964,745)	340,127
S&P 500 E-Mini Index	(66)	03/17/23	(12,741,300)	451,019
TOPIX Index	(40)	03/09/23	(5,765,011)	171,736
Wheat	(22)	03/14/23	(870,100)	58,804

Total				$753,866

Total Futures Contracts				$2,628,044

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	9,780,000	USD	6,660,121	3/15/2023	$18,130
	NOK	140,500,000	USD	14,086,782	3/15/2023	299,676
	PLN	7,980,000	USD	1,775,417	3/15/2023	34,777
	AUD	33,020,000	USD	22,299,298	3/15/2023	248,336
	CAD	1,013,000	USD	745,068	3/15/2023	3,508
	BRL	25,260,000	USD	4,659,829	1/4/2023	122,525
	CHF	70,000	USD	75,282	3/15/2023	1,023
	HUF	624,000,000	USD	1,598,133	3/16/2023	40,174
	CLP	2,930,000,000	USD	3,368,669	3/15/2023	52,850
	MXN	30,250,000	USD	1,507,661	3/15/2023	24,244
	JPY	56,276,000	USD	416,909	3/15/2023	16,101
	CAD	131,000	USD	96,255	3/15/2023	550
	CHF	16,000	USD	17,324	3/15/2023	117
	CZK	1,756,000	USD	76,953	3/15/2023	447
	PLN	215,000	USD	48,609	3/15/2023	162
	USD	7,046,926	COP	34,562,000,000	3/15/2023	16,289
	USD	471,613	GBP	384,000	3/15/2023	6,539
	USD	34,572,267	SEK	358,292,000	3/15/2023	93,658
	EUR	1,517,000	USD	1,606,951	3/15/2023	25,021
	USD	2,173,845	GBP	1,774,000	3/15/2023	25,300
	USD	20,554,077	INR	1,699,000,000	3/15/2023	118,114
	ZAR	64,820,000	USD	3,715,358	3/15/2023	76,035
	BRL	40,620,000	USD	7,640,796	2/2/2023	4,095
	CAD	1,368,000	USD	1,003,587	3/15/2023	7,323
	CLP	1,350,000,000	USD	1,500,901	3/15/2023	75,567
	EUR	3,750,000	USD	3,972,439	3/15/2023	61,769
	KRW	5,180,000,000	USD	3,976,360	3/15/2023	144,030
	MXN	280,148,000	USD	13,946,995	3/15/2023	240,122
	USD	674,529	SEK	6,948,000	3/15/2023	5,919
	BRL	15,360,000	USD	2,876,047	1/4/2023	31,987
	CAD	34,460,000	USD	25,258,800	3/15/2023	206,082
	JPY	4,816,000,000	USD	35,667,416	3/15/2023	1,388,795
	USD	29,595,646	GBP	24,203,000	3/15/2023	282,649
	CAD	2,740,000	USD	2,008,640	3/15/2023	16,136
	CHF	133,000	USD	143,281	3/15/2023	1,698
	CZK	164,800,000	USD	7,101,559	3/15/2023	162,369
	EUR	3,700,000	USD	3,914,711	3/15/2023	65,707
	NOK	225,900,000	USD	22,656,763	3/15/2023	474,204
	PLN	8,141,000	USD	1,797,320	3/15/2023	49,395
	USD	41,778,473	NZD	65,260,000	3/15/2023	311,769
	CZK	36,000,000	USD	1,567,293	3/15/2023	19,487
	NZD	20,980,000	USD	13,324,482	3/15/2023	6,371
	PLN	7,020,000	USD	1,575,686	3/15/2023	16,740

TOTAL						$4,795,790

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	139,536	AUD	207,000	3/15/2023	$(1,814)
	GBP	13,530,000	USD	16,607,926	3/15/2023	(221,327)
	USD	2,412,690	EUR	2,264,000	3/15/2023	(22,895)
	USD	97,247	AUD	144,000	3/15/2023	(1,083)
	USD	34,523,211	CAD	46,938,000	3/15/2023	(162,530)
	USD	1,304,526	CHF	1,213,000	3/15/2023	(17,726)
	USD	1,565,055	NOK	15,500,000	3/15/2023	(22,063)
	SEK	30,820,400	USD	2,994,264	3/15/2023	(28,402)
	USD	5,267,430	INR	438,000,000	3/15/2023	(935)
	USD	35,833,515	JPY	4,836,949,000	3/15/2023	(1,383,886)
	SEK	55,200,000	USD	5,359,827	3/15/2023	(47,905)
	USD	27,864	CAD	38,000	3/15/2023	(217)
	USD	276,448	CLP	250,000,000	3/15/2023	(15,491)
	USD	10,895	CZK	252,000	3/15/2023	(213)
	USD	50,263	EUR	47,000	3/15/2023	(299)
	GBP	17,486,000	USD	21,282,320	3/15/2023	(104,488)
	USD	175,579	MXN	3,521,000	3/15/2023	(2,730)
	USD	62,554	PLN	281,000	3/15/2023	(1,189)
	USD	824,132	EUR	778,000	3/15/2023	(12,832)
	GBP	2,020,000	USD	2,475,292	3/15/2023	(28,808)
	USD	2,727,946	AUD	4,060,000	3/15/2023	(44,416)
	USD	11,806,941	JPY	1,602,000,000	3/15/2023	(519,481)
	USD	7,685,176	BRL	40,620,000	1/4/2023	(5,213)
	USD	64,579	AUD	97,000	3/15/2023	(1,657)
	USD	443,104	CAD	604,000	3/15/2023	(3,233)
	USD	1,136,647	EUR	1,073,000	3/15/2023	(17,674)
	USD	1,492,198	MXN	30,000,000	3/15/2023	(27,048)
	SEK	4,343,000	USD	421,610	3/15/2023	(3,681)
	USD	8,838,340	ZAR	153,002,000	3/15/2023	(110,915)
	USD	4,664,393	KRW	6,100,000,000	3/15/2023	(187,803)
	USD	602,191	HUF	243,280,000	3/16/2023	(36,539)
	USD	25,533,034	EUR	24,100,000	3/15/2023	(393,475)
	GBP	2,572,750	USD	3,145,982	3/15/2023	(30,045)
	NZD	18,420,000	USD	11,749,823	3/15/2023	(45,614)
	USD	15,082	CHF	14,000	3/15/2023	(179)
	USD	19,319	CZK	449,000	3/15/2023	(472)
	USD	11,217,234	EUR	10,602,000	3/15/2023	(188,278)
	USD	26,575,729	IDR	412,020,000,000	3/15/2023	(16,866)

TOTAL						$(3,709,422)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 Day ESTRON(b)	0.000%	03/15/2024	EUR	173,600	$664,659	$(434,844)	$1,099,503
1 Day SOFR(b)	0.000	03/15/2024	CHF	148,500	696,030	(73,987)	770,017
1 Day SONIO(b)	0.00	03/15/2024	GBP	14,470	(57,027)	(77,026)	19,999
3 Month BA(c)	4.750	03/15/2024	CAD	283,530	196,461	(206,015)	402,476
3 Month BBR(d)	4.000	03/15/2024	AUD	52,240	23,581	—	23,581
3 Month STIBOR(b)	3.500	03/15/2024	SEK	1,304,910	206,075	(242,477)	448,552
4.750(b)	0.000	03/15/2024	USD	926,680	1,362,590	(702,858)	2,065,448
1 Day ESTRON(b)	0.000	03/15/2025	EUR	161,090	766,060	(1,341,150)	2,107,210
1 Day SOFR(b)	4.000	03/15/2025	USD	158,430	1,014,348	—	1,014,348
1 Day SONIO(b)	0.000	03/15/2025	GBP	100,330	32,288	(392,192)	424,480
3 Month JIBAR(d)	8.500	03/15/2028	ZAR	22,950	(7,666)	(36,380)	28,714
4.500(b)	6 Month PRIBOR	03/15/2028	CZK	102,020	(111,511)	—	(111,511)
5.750(b)	6 Month WIBOR	03/15/2028	PLN	18,740	(60,984)	—	(60,984)
8.750(e)	1 Month TIIE	03/15/2028	MXN	77,040	8,150	68,613	(60,463)
BUBORON(b)	10.75	03/16/2028	HUF	1,826,530	(15,409)	(966,120)	950,711
1 Day ESTRON(b)	0.000	03/15/2033	EUR	44,270	1,829,935	(824,462)	2,654,397
1 Day SOFR(b)	0.000	03/15/2033	CHF	1,290	77,643	—	77,643
1 Day SOFR(b)	3.25	03/15/2033	USD	16,230	376,450	(112,787)	489,237
1 Day SONIO(b)	0.000	03/15/2033	GBP	1,760	41,865	(50,451)	92,316
3 Month BA(c)	3.250	03/15/2033	CAD	2,730	79,025	(2,446)	81,471
3 Month STIBOR(b)	2.500	03/15/2033	SEK	29,590	153,775	—	153,775
0.000(b)	1 Day SONIO	03/15/2053	GBP	5,970	(260,181)	489,649	(749,830)
0.000(b)	1 Day ESTRON	03/15/2053	EUR	25,550	(2,556,704)	1,127,363	(3,684,067)
3.000(b)	1 Day SOFR	03/15/2053	USD	17,990	(646,568)	423,339	(1,069,907)

TOTAL					$3,812,885	$(3,354,231)	$7,167,116

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2022.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.
(e)	Payments made monthly.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Banker Bill Reference Rate
BUBORON	—Budapest Interbank Offered Rate
ESTRON	—Euro Short-Term Rate
JIBAR	—Johannesburg Interbank Agreed Rate
PRIBOR	—Prague Interbank Offered Rate
SOFR	—Secured Overnight Financing Rate
SONIO	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statement of Assets and Liabilities(a)

December 31, 2022

Managed Futures Strategy Fund(a)
Assets:
Investments in affiliated issuers, at value (cost $366,294,788)	$366,294,788
Cash	29,540,368
Foreign currency, at value (cost $18,218,906)	18,581,231
Receivables:
Collateral on certain derivative contracts(b)	54,005,347
Fund shares sold	851,260
Reimbursement from investment adviser	154,785
Unrealized gain on forward foreign currency exchange contracts	4,795,790
Variation margin on swaps	885,691
Other assets	32,228
Total assets	475,141,488

Liabilities:
Variation margin on futures contracts	1,303,548
Unrealized loss on forward foreign currency exchange contracts	3,709,422
Payables:
Management fees	479,835
Fund shares redeemed	427,355
Distribution and Service fees and Transfer Agency fees	50,085
Accrued expenses	232,440
Total liabilities	6,202,685

Net Assets:
Paid-in capital	474,102,129
Total distributable earnings (loss)	(5,163,326)
NET ASSETS	$468,938,803
Net Assets:
Class A	$16,840,681
Class C	5,486,444
Institutional	140,429,477
Investor	239,659,999
Class R6	65,652,909
Class R	855,735
Class P	13,558
Total Net Assets	$468,938,803
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,715,618
Class C	608,287
Institutional	13,744,602
Investor	23,809,135
Class R6	6,422,625
Class R	89,697
Class P	1,328
Net asset value, offering and redemption price per share:(c)
Class A	$9.82
Class C	9.02
Institutional	10.22
Investor	10.07
Class R6	10.22
Class R	9.54
Class P	10.21

(a)	Statement of Asset and Liabilities for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps

Managed Futures Strategy Fund	$6,980,000	$30,620,493	$16,404,854

(c)	Maximum public offering price per share for Class A Shares of the Managed Futures Strategy Fund is $10.39. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statement of Operations(a)

For the Fiscal Year Ended December 31, 2022

Managed Futures Strategy Fund(a)
Investment income:

Dividends — affiliated issuers	$5,583,712

Total investment income	5,583,712

Expenses:

Management fees	4,154,343

Overdraft fees	720,940

Transfer Agency fees(b)	411,528

Custody, accounting and administrative services	143,759

Registration fees	140,168

Professional fees	137,911

Distribution and/or Service (12b-1) fees(b)	92,267

Printing and mailing costs	79,729

Trustee fees	28,200

Service fees — Class C	12,601

Other	1,142

Total expenses	5,922,588

Less — expense reductions	(832,947)

Net expenses	5,089,641

NET INVESTMENT INCOME	494,071

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Futures contracts	(11,067,588)

Swap contracts	68,978,129

Forward foreign currency exchange contracts	1,141,764

Foreign currency transactions	3,220,709

Net change in unrealized gain (loss) on:

Futures contracts	(989,849)

Swap contracts	(2,266,608)

Forward foreign currency exchange contracts	1,516,729

Foreign currency translations	(3,143,268)

Net realized and unrealized gain	57,390,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,884,089

(a)	Statement of Operations for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$51,325	$37,802	$3,140	$32,848	$8,065	$39,177	$309,287	$21,142	$1,005	$4

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Managed Futures Strategy Fund(a)
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:

Net investment income (loss)	$494,071	$(4,101,188)

Net realized gain	62,273,014	14,035,416
Net change in unrealized gain (loss)	(4,882,996)	2,783,198
Net increase in net assets resulting from operations	57,884,089	12,717,426

Distributions to shareholders:

From distributable earnings:
Class A Shares	(3,183,394)	(1,210,096)
Class C Shares	(1,041,483)	(266,704)
Institutional Shares	(23,196,882)	(4,043,423)
Investor Shares	(41,920,577)	(9,944,849)
Class R6 Shares	(11,409,940)	(4,018,251)
Class R Shares	(146,868)	(30,205)
Class P Shares	(2,349)	(778)
Total distributions to shareholders	(80,901,493)	(19,514,306)

From share transactions:

Proceeds from sales of shares	369,443,119	88,484,718

Reinvestment of distributions	80,636,192	19,398,048

Cost of shares redeemed	(234,798,979)	(94,537,306)

Net increase in net assets resulting from share transactions	215,280,332	13,345,460

TOTAL INCREASE	192,262,928	6,548,580

Net Assets:

Beginning of year	$276,675,875	$270,127,295

End of year	$468,938,803	$276,675,875

(a)	Statements of Changes in Net Assets for the Managed Futures Strategy Fund are consolidated and include the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.85	$10.12	$9.61	$10.03	$10.30

Net investment income (loss)(a)	(0.04)	(0.19)	(0.12)	0.01	(0.02)

Net realized and unrealized gain (loss)	2.00	0.64	0.76	0.23	(0.23)

Total from investment operations	1.96	0.45	0.64	0.24	(0.25)

Distributions to shareholders from net investment income	(1.14)	(0.03)	—	(0.59)	—

Distributions to shareholders from net realized gains	(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(1.99)	(0.72)	(0.13)	(0.66)	(0.02)

Net asset value, end of year	$9.82	$9.85	$10.12	$9.61	$10.03

Total Return(b)	20.08%	4.64%	6.62%	2.28%	(2.37)%

Net assets, end of year (in 000’s)	$16,841	$16,922	$11,964	$7,712	$8,622

Ratio of net expenses to average net assets	1.58%	1.83%	1.48%	1.49%	1.47%

Ratio of total expenses to average net assets	1.71%	1.89%	1.63%	1.64%	1.62%

Ratio of net investment income (loss) to average net assets	(0.31)%	(1.79)%	(1.21)%	0.06%	(0.19)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.21	$9.52	$9.11	$9.56	$9.88

Net investment loss(a)	(0.10)	(0.25)	(0.18)	(0.07)	(0.09)

Net realized and unrealized gain (loss)	1.85	0.59	0.72	0.21	(0.21)

Total from investment operations	1.75	0.34	0.54	0.14	(0.30)

Distributions to shareholders from net investment income	(1.09)	—	—	(0.52)	—

Distributions to shareholders from net realized gains	(0.85)	(0.65)	(0.13)	(0.07)	(0.02)

Total distributions	(1.94)	(0.65)	(0.13)	(0.59)	(0.02)

Net asset value, end of year	$9.02	$9.21	$9.52	$9.11	$9.56

Total Return(b)	19.26%	3.71%	5.88%	1.51%	(3.08)%

Net assets, end of year (in 000’s)	$5,486	$3,890	$3,335	$3,279	$3,281

Ratio of net expenses to average net assets	2.33%	2.58%	2.22%	2.24%	2.22%

Ratio of total expenses to average net assets	2.46%	2.64%	2.37%	2.39%	2.37%

Ratio of net investment loss to average net assets	(0.95)%	(2.54)%	(1.92)%	(0.69)%	(0.95)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.19	$10.43	$9.87	$10.28	$10.52

Net investment income (loss)(a)	0.05	(0.15)	(0.07)	0.04	0.02

Net realized and unrealized gain (loss)	2.02	0.66	0.76	0.25	(0.24)

Total from investment operations	2.07	0.51	0.69	0.29	(0.22)

Distributions to shareholders from net investment income	(1.19)	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(2.04)	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of year	$10.22	$10.19	$10.43	$9.87	$10.28

Total Return(b)	20.59%	4.99%	6.95%	2.82%	(2.13)%

Net assets, end of year (in 000’s)	$140,429	$51,494	$49,052	$90,623	$83,425

Ratio of net expenses to average net assets	1.20%	1.46%	1.07%	1.11%	1.07%

Ratio of total expenses to average net assets	1.33%	1.52%	1.24%	1.26%	1.22%

Ratio of net investment income (loss) to average net assets	0.39%	(1.42)%	(0.74)%	0.42%	0.16%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.06	$10.32	$9.77	$10.19	$10.44

Net investment income (loss)(a)	0.01	(0.16)	(0.10)	0.03	0.01

Net realized and unrealized gain (loss)	2.03	0.64	0.78	0.23	(0.24)

Total from investment operations	2.04	0.48	0.68	0.26	(0.23)

Distributions to shareholders from net investment income	(1.18)	(0.05)	—	(0.61)	—

Distributions to shareholders from net realized gains	(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(2.03)	(0.74)	(0.13)	(0.68)	(0.02)

Net asset value, end of year	$10.07	$10.06	$10.32	$9.77	$10.19

Total Return(b)	20.43%	4.83%	6.92%	2.60%	(2.24)%

Net assets, end of year (in 000’s)	$239,660	$146,008	$149,762	$106,968	$105,393

Ratio of net expenses to average net assets	1.33%	1.57%	1.22%	1.24%	1.22%

Ratio of total expenses to average net assets	1.46%	1.64%	1.38%	1.39%	1.37%

Ratio of net investment income (loss) to average net assets	0.10%	(1.54)%	(0.96)%	0.31%	0.06%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.19	$10.44	$9.87	$10.29	$10.36

Net investment income (loss)(b)	0.01	(0.15)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	2.06	0.65	0.78	0.23	(0.07)

Total from investment operations	2.07	0.50	0.70	0.28	(0.05)

Distributions to shareholders from net investment income	(1.19)	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(2.04)	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.22	$10.19	$10.44	$9.87	$10.29

Total Return(c)	20.47%	5.00%	7.05%	2.72%	(0.52)%

Net assets, end of period (in 000’s)	$65,653	$57,900	$55,439	$51,499	$50,649

Ratio of net expenses to average net assets	1.20%	1.45%	1.08%	1.09%	1.12	%(d)

Ratio of total expenses to average net assets	1.33%	1.51%	1.24%	1.23%	1.27	%(d)

Ratio of net investment income (loss) to average net assets	0.07%	(1.41)%	(0.79)%	0.47%	0.31	%(d)

Portfolio turnover rate(e)	—%	—%	—%	—%	—%

(a)	Commencement of operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$9.64	$9.92	$9.45	$9.87	$10.16

Net investment loss(a)	(0.04)	(0.21)	(0.13)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	1.93	0.62	0.73	0.23	(0.23)

Total from investment operations	1.89	0.41	0.60	0.21	(0.27)

Distributions to shareholders from net investment income	(1.14)	—	—	(0.56)	—

Distributions to shareholders from net realized gains	(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(1.99)	(0.69)	(0.13)	(0.63)	(0.02)

Net asset value, end of year	$9.54	$9.64	$9.92	$9.45	$9.87

Total Return(b)	19.77%	4.33%	6.30%	2.14%	(2.70)%

Net assets, end of year (in 000’s)	$856	$451	$504	$539	$584

Ratio of net expenses to average net assets	1.83%	2.08%	1.72%	1.74%	1.72%

Ratio of total expenses to average net assets	1.96%	2.14%	1.87%	1.89%	1.87%

Ratio of net investment loss to average net assets	(0.36)%	(2.04)%	(1.41)%	(0.19)%	(0.44)%

Portfolio turnover rate(c)	—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.17	$10.42	$9.86	$10.28	$10.56

Net investment income (loss)(b)	0.01	(0.15)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	2.07	0.65	0.77	0.23	(0.28)

Total from investment operations	2.08	0.50	0.69	0.28	(0.26)

Distributions to shareholders from net investment income	(1.19)	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	(2.04)	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.21	$10.17	$10.42	$9.86	$10.28

Total Return(c)	20.62%	4.98%	6.95%	2.71%	(2.50)%

Net assets, end of period (in 000’s)	$14	$11	$71	$166	$429

Ratio of net expenses to average net assets	1.20%	1.44%	1.08%	1.09%	1.12	%(d)

Ratio of total expenses to average net assets	1.32%	1.51%	1.24%	1.23%	1.27	%(d)

Ratio of net investment income (loss) to average net assets	0.10%	(1.40)%	(0.84)%	0.49%	0.32	%(d)

Portfolio turnover rate(e)	—%	—%	—%	—%	—%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Managed Futures Strategy Fund (the “Fund”) is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Managed Futures Strategy Fund — Cayman Commodity-MFS, LLC. (a “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2022, the Fund’s net assets were $468,938,803, of which $94,485,974, or 20%, is represented by the Subsidiary.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Net investment income distributions and capital gains distributions, if any, are declared and paid at least annually.

GOLDMAN SACHS ALTERNATIVE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

GOLDMAN SACHS ALTERNATIVE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to- market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

MANAGED FUTURES STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$366,294,788	$—	$—

Total	$366,294,788	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Contracts	$—	$4,795,790	$—

Futures Contracts	7,782,717	—	—

Interest Rate Swap Contracts	—	12,903,878	—

Total	$7,782,717	$17,699,668	$—

Derivative Type

Liabilities(a)

Forward Foreign Currency Contracts	$—	$(3,709,422)	$—

Futures Contracts	(5,154,673)	—	—

Interest Rate Swap Contracts	—	(5,736,762)	—

Total	$(5,154,673)	$(9,446,184)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Managed Futures Strategy
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$4,264,873	(a)	Variation margin on futures contracts	$(2,684,501)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,795,790		Payable for unrealized gain on forward foreign currency exchange contracts	(3,709,422)
Equity	Variation margin on futures contracts	3,517,844	(a)	Variation margin on futures contracts	(2,470,172)	(a)
Interest Rate	Variation margin on swap contracts	12,903,878	(a)	Variation margin on swap contracts	(5,736,762)	(a)
Total		$25,482,385			$(14,600,857)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2022, is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

Managed Futures Strategy
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,141,724	$930,592
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,141,764	1,516,729
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(15,770,823)	(1,920,441)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	71,539,640	(2,266,608)
Total		$59,052,305	$(1,739,728)

GOLDMAN SACHS ALTERNATIVE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

Managed Futures Strategy
	Average number of Contracts or Notional Amounts(1)
	Futures Contracts	Forward Contracts	Swap Agreements
Managed Futures Strategy	3,672	$1,044,638,816	$4,466,796

(1)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2022.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2022:

Managed Futures Strategy
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$4,795,790	$(3,709,422)	$1,086,368	$(1,086,368)	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Managed Futures Strategy	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.89%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2022, GSAM waived $324,076 of the Fund’s management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2022, GSAM waived $37,887 of the Fund’s management fees.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C*	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended

GOLDMAN SACHS ALTERNATIVE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

December 31, 2022, Goldman Sachs retained $6,968 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.254%. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Managed Futures Strategy	$795,060	$37,887	$832,947

G.  Line of Credit Facility — As of December 31, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
Managed Futures Strategy	$186,867,060	$597,513,627	$(418,085,899)	$366,294,788	366,294,788	$5,583,712

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of the Fund:

Fund	Class P
Managed Futures Strategy	100%

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Managed Futures Strategy
Distributions paid from:
Ordinary income	$80,344,451
Net long-term capital gains	557,042
Total taxable distributions	$80,901,493

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Managed Futures Strategy
Distributions paid from:
Ordinary income	$15,224,786
Net long-term capital gains	4,289,520
Total taxable distributions	$19,514,306

As of December 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

Managed Futures Strategy
Timing differences (Qualified Late year Loss Deferral, and Straddle Loss Deferral)	$(13,214,411)
Unrealized gains — net	8,051,085
Total	$(5,163,326)

As of December 31, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Managed Futures Strategy
Tax cost	$368,155,714
Gross unrealized gain	17,963,917
Gross unrealized loss	(9,912,832)
Net unrealized gain (loss)	$8,051,085

GOLDMAN SACHS ALTERNATIVE FUNDS

6. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures and foreign currency contracts and differences in the tax treatment of underlying fund investments.

The Managed Futures Strategy Fund reclassified $918,193 from distributable earnings to paid-in capital for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the NAV of the Fund and result primarily from taxable overdistributions and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2022

7. OTHER RISKS (continued)

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in the general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the

GOLDMAN SACHS ALTERNATIVE FUNDS

7. OTHER RISKS (continued)

Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly- owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from investments in the Subsidiary was not “qualifying income”, in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deductions for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements (continued)

December 31, 2022

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,200,973	$13,980,844	775,155	$8,103,920
Reinvestment of distributions	314,898	3,183,394	123,207	1,210,096
Shares redeemed	(1,518,157)	(17,580,452)	(362,560)	(3,753,053)
	(2,286)	(416,214)	535,802	5,560,963
Class C Shares
Shares sold	237,854	2,563,902	112,873	1,106,535
Reinvestment of distributions	111,897	1,041,483	29,189	266,704
Shares redeemed	(163,784)	(1,713,311)	(70,213)	(681,254)
	185,967	1,892,074	71,849	691,985
Institutional Shares
Shares sold	11,993,718	$143,316,333	2,127,784	22,859,468
Reinvestment of distributions	2,184,178	22,931,915	386,304	3,929,319
Shares redeemed	(5,488,006)	(64,867,307)	(2,160,311)	(22,852,193)
	8,689,890	101,380,941	353,777	3,936,594
Investor Shares
Shares sold	15,748,088	185,838,210	5,277,859	56,050,862
Reinvestment of distributions	4,050,829	41,920,243	989,878	9,943,473
Shares redeemed	(10,496,723)	(122,558,476)	(6,275,580)	(66,484,483)
	9,302,194	105,199,977	(7,843)	(490,148)
Class R6 Shares
Shares sold	1,916,178	23,334,351	29,530	320,620
Reinvestment of distributions	1,086,492	11,409,940	395,007	4,018,251
Shares redeemed	(2,260,881)	(27,986,272)	(54,137)	(590,020)
	741,789	6,758,019	370,400	3,748,851
Class R Shares
Shares sold	36,015	409,474	4,152	42,535
Reinvestment of distributions	14,978	146,868	3,149	30,205
Shares redeemed	(8,033)	(93,156)	(11,373)	(115,062)
	42,960	463,186	(4,072)	(42,322)
Class P Shares
Shares sold	1	5	77	778
Reinvestment of distributions	223	2,349	—	—
Shares redeemed	(1)	(5)	(5,772)	(61,241)
	223	2,349	(5,695)	(60,463)

NET INCREASE	18,960,737	$215,280,332	1,314,218	$13,345,460

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Managed Futures Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Managed Futures Strategy Fund and its subsidiary (one of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related consolidated statement of operations for the year ended December 31, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the consolidated changes in net assets for each of the two years in the period ended December 31, 2022 and each of the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

GOLDMAN SACHS ALTERNATIVE FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2022

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Managed Futures Strategy Fund
	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022		Expenses Paid for the 6 months ended 12/31/2022*
Class A
Actual	$1,000.00	$1,003.36		$8.38
Hypothetical 5% return	1,000.00	1,016.84	+	8.44
Class C
Actual	1,000.00	999.47		12.15
Hypothetical 5% return	1,000.00	1,013.06	+	12.23
Institutional
Actual	1,000.00	1,004.78		6.52
Hypothetical 5% return	1,000.00	1,018.70	+	6.56
Investor
Actual	1,000.00	1,004.77		7.12
Hypothetical 5% return	1,000.00	1,018.10	+	7.17
Class R6
Actual	1,000.00	1,004.74		6.47
Hypothethical 5% return	1,000.00	1,018.75	+	6.51
Class R
Actual	1,000.00	1,001.55		9.64
Hypothetical 5% return	1,000.00	1,015.58	+	9.70
Class P
Actual	1,000.00	1,004.80		6.47
Hypothetical 5% return	1,000.00	1,018.75	+	6.51

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Managed Futures Strategy Fund	1.66%	2.41%	1.29%	1.41%	1.28%	1.91%	1.28%

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Alternative Funds — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Managed Futures Strategy Fund designated $557,042, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2022.

During the fiscal year ended December 31, 2022, the Managed Futures Strategy Fund designated $31,705,603 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush John G. Chou Kathryn A. Cassidy Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 307094-OTU-1744991 SELSATAR-23

Goldman Sachs Funds Annual Report December 31, 2022 Alternative Funds II Absolute Return Tracker Commodity Strategy Defensive Equity [Graphic Appears Here]

Goldman Sachs Alternative Funds II

∎	ABSOLUTE RETURN TRACKER FUND

∎	COMMODITY STRATEGY FUND

∎	DEFENSIVE EQUITY FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

As of the close of business on January 12, 2022, the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) benchmark index was changed to the ICE BofA Three-Month U.S. Treasury Bill Index. The Adviser believes the ICE BofA Three-Month U.S. Treasury Bill Index is an appropriate index against which to measure performance in light of the Fund’s investment strategy. Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2022 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.62%, -7.23%, -6.27%, -6.37%, -6.17%, -6.79% and -6.16%, respectively. These returns compare to the 1.47% average annual total return of the Fund’s benchmark, the ICE BofA Three-Month U.S. Treasury Bill Index (net of management, administrative and performance incentive fees), during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A

Risk assets broadly experienced negative returns in 2022, chiefly due to repricing valuations at significantly higher interest rates. Inflation and the resultant central bank policy decisions to raise interest rates globally had a notably negative effect on most equities and credit assets. Government bonds were no defense, as they also suffered negative returns during the Reporting Period. These pressures were further impacted by the war between Russia and Ukraine, which exacerbated already existing global supply-chain interruptions.

Amid this backdrop, hedge funds generally had a challenging year on an absolute basis, with most hedge fund styles posting declines. The exception to this were global macro hedge fund strategies, which overall produced robust positive performance in 2022 through outright short positions on bonds and long positions on the U.S. dollar and commodities.

At the same time, most hedge funds dampened volatility relative to equities and bonds, and portfolios that included hedge funds were likely better off in 2022 than those that did not allocate to them.

More specifically, equity long/short hedge fund strategies had difficulties generating positive returns during the Reporting Period not only due to the negative performance and heightened volatility of the equity markets overall but also because many of the strong stocks of 2021 proved to be exposed to the inflation risk that dominated 2022. Market favor rotated to a commodity trade in early 2022 and later to a deep-value focus. Interestingly, quality stocks did not outperform since the interest rate hiking cycle began in March 2022, making short position decisions particularly difficult.

Event driven hedge fund strategies came under pressure from rising interest rates, as capital for credit assets began to dry up. Markets demanded both high quality and better return from debt assets, producing detractions for most of these strategies. The growth of private market assets in these funds somewhat shielded them from the market-to-market pressure of wider credit spreads.

Relative value hedge fund strategies were similarly impacted by spread widening, but less by a lack of liquidity and more by a demand for higher yielding assets. Investment grade and convertible assets were affected by rising interest rates in 2022. Volatility markets were orderly, however, and did not necessarily add to the pain by significantly increasing the cost of prudent hedges.

Global macro hedge fund strategies generally enjoyed significantly positive performance in 2022 due primarily to trend-following strategies. Consistent negative price

                1

FUND RESULTS

momentum resulted in positive returns, as these funds took short positions in most of the assets least favored by investors. Trends were clear during much of the Reporting Period in bonds, interest rates, currencies and commodities. The exception was equity trends, which were muddled and did not produce significant results.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

We believe hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. To establish the Market Exposures and Trading Strategies that drive the returns of the hedge fund sub-strategies, we use industry analysis of hedge funds, including hedge fund return databases, prime brokerage reports, industry participants and regulatory filings and other public sources. We then apply a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy.

The Fund is designed to passively follow the performance of the hedge fund industry with lower fees and daily liquidity. While absolute returns disappointed, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the Reporting Period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets. In our view, the Reporting Period produced some outperformance for real hedge funds at least partially attributable to exposure to private assets that are not priced in the open market.

On an absolute basis, three of the four Fund Sub-Strategies detracted from performance during the Reporting Period.

Among the Fund’s four Sub-Strategies, the Equity Long/Short Hedge Fund Sub-Strategy, which represented close to 50% of the Fund’s portfolio, detracted most from the Fund’s absolute return during the Reporting Period. Long-biased and information technology-oriented strategies within the Equity Long/Short Hedge Fund Sub-Strategy detracted most. Market neutral value strategies, which contributed positively during the Reporting Period, offset some declines.

The Fund’s Event Driven Hedge Fund Sub-Strategy was a more modest detractor from the Fund’s absolute return during the Reporting Period. Long positions in credit hurt most, as free capital for credit assets decreased as spreads widened and markets began to reprice the risk of default.

Similarly, the Fund’s Relative Value Hedge Fund Sub-Strategy was a modest detractor from the Fund’s absolute return during the Reporting Period. Credit exposures through investment grade and convertible bonds detracted most. To a lesser degree, the Fund’s short volatility strategies also hurt, despite their exposure to negative equity markets.

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively to the Fund’s return on an absolute basis during the Reporting Period, producing strong positive performance due primarily to profits from trend-following strategies. Short positions on interest rates and government bonds helped most. Long positions on the U.S. dollar also added value as policy divergence between the U.S. and other countries began to play a role in markets. Additionally, long commodities positions were positive contributors early in the Reporting Period, as the shock of supply-chain disruptions produced sharp spikes in energy prices.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used commodity futures to gain exposure to commodities. The Fund used centrally-cleared index credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. The Fund used total return swaps to gain exposure to U.K. and continental European large capitalization equity indices, developed market and developed market growth and momentum equity indices, global equity sector exposures, a basket of equity names that are acquisition targets, and Master Limited Partnerships. The Fund used an excess return swap to gain exposure to a broad universe of commodities. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used exchange-traded

2

FUND RESULTS

index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest rates. The Fund used exchange-traded put options on the S&P 500® Index, exchange-traded VIX call options, and exchange-traded VIX futures to gain exposure to volatility and within the put writing sub-strategies to gain exposure to U.S. large-cap equities. While the use of these derivatives as a whole had a negative impact on Fund performance, the use of these instruments is integral to the Fund’s investment strategy.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

The Fund changed its benchmark to the ICE BofA Three-Month U.S. Treasury Bill Index, as mentioned earlier. There were no other notable changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had a 45% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 25% to the Macro Hedge Fund Sub-Strategy, 24% to the Relative Value Hedge Fund Sub-Strategy and 6% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting Period. This was in line with the distribution of hedge fund styles in the industry, which have historically changed at an evolutionary pace. The underlying strategies themselves adapted to the conditions of the Reporting Period. For example, long equity risk was reduced by half during the Reporting Period, and the Fund adopted a negative duration profile for most of the calendar year.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective at the close of business on June 23, 2022, Federico Gilly no longer served as a portfolio manager for the Fund, and effective the same date, James Park began serving as a portfolio manager of the Fund along with Oliver Bunn, Vice President. Effective September 22, 2022, James Park no longer served as a portfolio manager for the Fund. Oliver Bunn continues to serve as the portfolio manager for the Fund. Mr. Bunn is head of the QIS Alternatives team within Goldman Sachs Asset Management. He joined Goldman Sachs in 2014 and has been a portfolio manager of the Fund since 2017. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s strategy going forward?

A

At the end of the Reporting Period, we believed 2023 would likely present a different regime within which hedge funds would invest. In our view, higher interest rates, increased costs of capital, and diverging political and fiscal policies may produce an environment with interesting opportunities for adding value not seen since before the financial crisis of 2008. These changes not only increase the opportunity set, in our opinion, but diversify it. Hedge funds have historically had the flexibility to adapt to market recoveries, enabling them to benefit from changes in market preferences. Of course, these opportunities do not come without risk, as hedge funds are also affected by rising costs.

All that said, in the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

                3

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/22 ±

Holding	% of Net Assets	Line of Business
iShares Core MSCI Emerging Markets ETF	11.5%	Exchange Traded Funds
iShares 5-10 Year Investment Grade Corporate Bond ETF	3.7	Exchange Traded Funds
SPDR Bloomberg Convertible Securities ETF	3.4	Exchange Traded Funds
Microsoft Corp.	1.3	Software
Apple, Inc.	1.1	Technology Hardware, Storage & Peripherals
SPDR Blackstone Senior Loan ETF	1.0	Exchange Traded Funds
Alphabet, Inc.	0.8	Interactive Media & Services
Amazon.com, Inc.	0.7	Internet & Direct Marketing Retail
Vanguard Real Estate ETF	0.5	Exchange Traded Funds
UnitedHealth Group, Inc.	0.5	Health Care Providers & Services

±	The top 10 holdings may not be representative of the Fund’s future investments. The Top 10 holdings exclude investments in money market funds.

FUND COMPOSITION *

* The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of December 31, 2022. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

    Performance Summary

    December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merill Lynch Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Absolute Return Tracker Fund’s 10 Year Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-6.62%	1.88%	2.85%	—
Including sales charges	-11.78%	0.74%	2.27%	—

Class C
Excluding contingent deferred sales charges	-7.23%	1.14%	2.08%	—
Including contingent deferred sales charges	-8.21%	1.14%	2.08%	—

Institutional	-6.27%	2.26%	3.25%	—

Investor	-6.37%	2.14%	3.11%	—

Class R6 (Commenced July 31, 2015)	-6.17%	2.28%	N/A	2.74%

Class R	-6.79%	1.61%	2.58%	—

Class P (Commenced April 17, 2018)	-6.16%	N/A	N/A	2.28%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                5

FUND RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, CoreCommodity Management, LLC (“CoreCommodity”) discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 15.36%, 14.51%, 15.75%, 15.79%, 15.84%, 15.07% and 15.84%, respectively. These returns compare to the 16.09% annual total return of the Fund’s benchmark, the Bloomberg Commodity Total Return Index (the “Bloomberg Commodity Index”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A

Commodity markets overall, as measured by the Bloomberg Commodity Index, posted double-digit positive returns during calendar year 2022, registering a second consecutive year of strong performance. For the Reporting Period, the Bloomberg Commodity Index significantly outperformed both the -18.11% of the S&P 500® Index and the -13.01% return of the Bloomberg US Aggregate Bond Index, measuring the U.S. equity market and U.S. fixed income market, respectively. Commodities retained many of the same tailwinds from the prior year, but were also propelled higher by several new, growing trends within the broader economy.

Despite what may appear as a natural and smooth continuation of the prevailing bull market for commodities during the Reporting Period, the first six months and the last six months of 2022 were directed by two distinct narratives. The most important event of the first half of the year was the Russian invasion of Ukraine, initiated in late February. Arguably the leading supplier of commodities, including palladium, natural gas, fertilizer and wheat, Russia is paramount to the global flow of natural resources. Placing much of Russia’s capacity in question produced a significant shock to the system. In the ensuing months, the Bloomberg Commodity Index quickly appreciated until it reached its peak for the Reporting Period in mid-June at approximately 40% above its start-of-the-year level. Ultimately, the war converted Russia’s status on the geopolitical stage to that of a pariah state and, perhaps more importantly, ignited a newfound appreciation for energy security, food security and national security more broadly.

The Russia/Ukraine war exacerbated many of the supply-chain issues originally discovered during the onset of the COVID-19 pandemic. As such, inflation spiked, spare capacity diminished, and stockpiles for commodities from copper to diesel eventually collapsed to multi-year lows. At the peak, U.S. Consumer Price Index (“CPI”) levels exceeded 9%; European Union CPI levels exceeded 10%; and U.K. CPI levels exceeded 11%. Most economies entered an inflationary period unrivaled since the early 1980s. Being a large factor in consumer goods/services and possessing a strong historical correlation to inflation, commodities naturally benefited from the move—a relationship that persisted through the end of the Reporting Period. The effects were evident in flat prices but were even more pronounced in the shape and behavior of the forward curves. Backwardation, a state in which near-term prices demand a premium to deferred prices, neared historic levels for various commodity markets and successfully provided a boost to returns via positive roll yield. (A flat price is the basic price of a security without applying any interest that has been generated by the asset. Forward curves show the price at which it is possible to exchange commodities at points in the future for a price agreed today. Roll yield is the amount of return generated in the futures market after an investor rolls a short-term contract into a longer-term contract and profits from the convergence of the futures price toward a higher spot or cash price. Roll yield is positive when a futures market is in backwardation. Backwardation is a situation when the futures price of a commodity is lower than the current spot price. The spot price of the commodity can be high due to the sudden rise in demand for the commodity or due to a disruption in the supply.)

6

FUND RESULTS

A decidedly bullish backdrop for commodities started to lose steam around the middle of the year when market participants shifted their attention away from fundamentals and towards the actions of select, leading central banks. To combat inflation, the U.S. Federal Reserve (“Fed”), the European Central Bank, the Bank of England and other monetary authorities mounted one of the most rapid interest rate hiking cycles since the 1980s. For the calendar year, the Fed raised its targeted federal funds rate by 425 basis points in a series of seven consecutive rate hikes. (A basis point is 1/100th of a percentage point.) As the magnitude of the adjustment shifted from 25 basis point to 75 basis point increments, the commodities market began to pull forward expectations for weaker economic growth—encouraging markets to retrace. By front-loading interest rate hikes within the U.S., the Fed fostered an especially strong U.S. dollar relative to almost all other currencies. The consequences were two-fold: (i) a far more severe cost of living crisis outside the U.S., particularly among developing economies; and (ii) a material headwind for many U.S. dollar-denominated assets, namely metals, for much of the year.

One more key determinant to commodity price action during the Reporting Period was the situation on the ground in China. While most western economies emerged, more or less, from COVID-19-era restrictions around the beginning of 2022, the Chinese economy remained in a state of paralysis for the entirety of the calendar year. It was not until December that the Chinese government walked back many of its more stringent controls on mobility and social distancing, beginning to position the country to re-engage once again. For commodities to have appreciated more than 16% without the world’s leading consumer during the Reporting Period was a testament to the fundamental strength of the market.

Q	Which commodity subsectors were strongest during the Reporting Period?

A

The energy subsector of the Bloomberg Commodity Index was the best performer during the Reporting Period, with a return of 36.2%. All six constituents of the subsector appreciated at least 20% or more, led higher by petroleum products, including heating oil (+94.9%), gasoil (+81.6%) and gasoline (+48.7%). Refined products in particular were lifted by an acute loss of global refining capacity due to the COVID-19 pandemic, a shortage of supplies out of China, and the mass self-sanctioning of Russian barrels. Global gas benchmarks reached new highs. Beyond the impact of the Russia/Ukraine war, gas was used more heavily among industrial users and power plants due to weak output from the world’s wind, hydro and nuclear fleet. Energy equities similarly had a stellar year, rising nearly 66%, a new record for the S&P 500 Energy sub-index.

The agriculture component of the Bloomberg Commodity Index was the second-strongest subsector during the Reporting Period, gaining 15.6%. While agriculture was propelled by an array of drivers, the subsector overall benefited from severe weather and diminished supplies out of the Black Sea region. Whereas drought and severe heat crippled much of the global farming community, extreme flooding also devastated key growing regions in places like Pakistan and Australia. Weather took its toll on crop yields as did a lack of fertilizer use, much of which is sourced from Russia, Ukraine and neighboring Belarus. Orange juice, plagued by multi-decade low inventories and citrus greening disease, was the subsector leader, up 76.3%. Other soft commodities like cotton (-6.9%), cocoa (-1.7%) and coffee (-21.9%) failed to hold gains into the second half of the calendar year, as investors priced in a potential decrease in discretionary spending.

The livestock component of the Bloomberg Commodity Index was also quite strong during the Reporting Period, rising 7.4%. Both pork and beef prices benefited from a broad increase in feed costs and diesel prices and a devastating outbreak among the local poultry flock. Live cattle (+4.7%) was further supported by severe drought in the U.S. and an international outbreak of foot-and-mouth disease. Lean hogs (+13.0%) similarly benefited from a viral outbreak among the Mexican hog herd, encouraging greater cross-border trade.

The precious metals subsector rose, albeit more modestly, with a muted return of just 0.1%, despite the significant increase in inflation. Among the two Bloomberg Commodity Index constituents in the subsector, silver (+2.6%) managed to outpace gold (-0.8%). Contrary to most other commodity subsectors, precious metals collapsed for the majority of the Reporting Period, only to stage a rebound late in the fourth calendar quarter. Given neither silver nor gold is interest-bearing, rising interest rates—and the ensuring U.S. dollar appreciation—posed the greatest headwind. Some of that was negated as the probability of recession increased into year-end, and holdings of precious metals significantly increased among central bank reserves.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	Industrial metals was the only subsector of the Bloomberg Commodity Index to post a negative return, down 2.4%, during the Reporting Period. Aluminum decreased 15.2%,

                7

FUND RESULTS

copper 13.5% and zinc 10.6%. Nickel (+46.5%) was the only constituent of the subsector to increase during the Reporting Period, primarily due to a historic short squeeze that sent prices rising more than 250% in a matter of several days. (A short squeeze is an unusual condition that triggers rapidly rising prices for an asset. It occurs when a security has a significant number of short sellers, meaning lots of investors are betting on its price falling. The short squeeze begins when the price jumps higher unexpectedly and gains momentum as a significant measure of the short sellers decide to cut losses and exit their positions.) In general, the subsector enjoyed a strong first calendar quarter, only to fall thereafter on a worsening COVID-19 situation and real estate shock across mainland China. Despite the headwinds, industrial metals were well positioned, in our view, as of year-end 2022 due to rock-bottom inventory levels, a potential bottoming in Chinese economic activity and an accelerated transition toward electrification.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund posted double-digit absolute gains but modestly underperformed the Bloomberg Commodity Index during the Reporting Period. The Fund outperformed in energy and precious metals and underperformed in agriculture, livestock and industrial metals.

Within energy, the Fund benefited from an overweight and deferred positioning in petroleum. Tactical natural gas positioning detracted during the Reporting Period. Within precious metals, the benefits of including platinum in the Fund’s portfolio were more impactful than the detracting effect of having a broad subsector underweight. Within agriculture, having an underweight to the soybean complex detracted in a rising market. An overweight to coffee and deferred placement in sugar also hurt. The inclusion of frozen concentrated orange juice in the Fund’s portfolio was beneficial. Within livestock, deferred positioning in live cattle and an underweight to lean hogs detracted from performance. Within industrial metals, an overweight to the subsector in a declining market hurt.

Q	How did the Fund’s roll-timing strategies impact performance during the Reporting Period?

A

As indicated above, the Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had mixed effect on the Fund’s returns for the Reporting Period overall. The investment team implements a roll-timing strategy by deviating from the Bloomberg Commodity Index roll convention, which occurs during the fifth through ninth business days of each month. During the Reporting Period, the Fund obtained the majority of its exposure to commodities through the CRB 3-Month Forward Index, which rolls during the first through fourth business day. Additionally, the CRB 3-Month Forward Index rolls certain commodities, such as commodities in the energy subsector, on a more frequent basis, i.e. monthly, than the Bloomberg Commodity Index, i.e. quarterly. Furthermore, the CRB 3-Month Forward Index rebalances on the sixth business day of every month, unlike the Bloomberg Commodity Index, which rebalances annually. Our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Q	How did you implement the Fund’s enhanced cash management strategy?

A

The investment team does not seek to add meaningful outperformance through an enhanced cash management strategy, or collateral management. The cash portion of the Fund’s portfolio is typically invested in a conservative collateral portfolio of U.S. Treasury securities up to 12 months in maturity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps and commodity futures in implementing roll-timing strategies in order to gain exposure to the commodity markets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A

The Fund’s strategic allocation differed materially from the Bloomberg Commodity Index during the Reporting Period. At the subsector level, the Fund was overweight industrial metals and energy and underweight agriculture, precious metals and livestock on average relative to the Bloomberg Commodity Index during the Reporting Period.

Within industrial metals, the Fund was overweight aluminum, zinc and copper and underweight nickel. The team partially substituted COMEX copper for LME copper exposure to benefit from the curve structure in place. (COMEX is the primary futures and options market for trading metals such as gold, silver, copper and aluminum.

8

FUND RESULTS

COMEX is an abbreviation of the exchange’s full name: The Commodity Exchange Inc. The London Metal Exchange (LME) is a commodities exchange that deals in metals futures and options.)

Within energy, the team generally favored deferred positioning in West Texas Intermediate (“WTI”) crude oil, reformulated blendstock for oxygenate blending (“RBOB”) gasoline and heating oil as well as front month positioning in Brent crude oil and gasoil. Natural gas positioning was spread across the curve to benefit from seasonality.

Within agriculture, the Fund was overweight soft commodities, including coffee, cotton, sugar, cocoa and frozen concentrated orange juice, at the expense of staple crops, such as corn, wheat and soybeans. The Fund included cocoa and frozen concentrated orange juice in its allocation, though these are not constituents of the Bloomberg Commodity Index.

Within precious metals, the Fund included exposure to platinum, which is not a constituent of the Bloomberg Commodity Index. It also held underweights to gold and silver relative to the Bloomberg Commodity Index.

Within livestock, the Fund was overweight live cattle and underweight lean hogs versus the Bloomberg Commodity Index, while maintaining the majority of its allocation in deferred contracts.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was, via commodity index-linked securities, such as swaps and futures, overweight the energy and industrial metals subsectors and was underweight the agriculture, precious metals and livestock subsectors, each as relative to the Bloomberg Commodity Index.

At the end of the Reporting Period, approximately 100% of the Fund’s net assets were invested in commodity-linked derivatives. The commodity exposure was collateralized with approximately 93% in U.S. Treasury securities and the remaining approximately 7% in cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.
Q	What is the Fund’s view and strategy going forward?

A

Price volatility amongst many of the constituents of the Bloomberg Commodity Index was high during the Reporting Period. Fundamental supply/demand issues, geopolitical stress and weather-related inputs all converged on the commodity markets in 2022. Macro factors, including tightening central bank monetary policy, a stronger U.S. dollar, and higher production costs due to elevated labor and financing changes combined to make it less advantageous for companies to deploy greater capital toward meaningful supply expansion. Political stasis and a lack of clarity for the future were also impediments, particularly for fossil fuel providers and the U.S. shale industry.

Historically, during market cycles of the past, high prices—similar to the magnitude experienced during the first half of 2022—would have been enough to induce producers to invest more into the ground, thereby increasing production and reserves. This reaction function altogether failed to manifest during the Reporting Period. Supplies remained tight, and the pipeline for new projects to satisfy anticipated demand remained minimal.

The two commodity subsectors believed to remain especially vulnerable at the end of the Reporting Period to supply constraints and incrementally stronger demand growth were energy and industrial metals. We intend to maintain Fund overweights to these two subsectors relative to the Bloomberg Commodity Index for the near term.

At the end of the Reporting Period, political leanings on a global basis were favoring, in our view, “green energy” and electrified solutions. This transition necessitates the consumption of huge amounts of industrial metals—multiples of the currently available production. Unfortunately, above-ground storage was running near historic lows at the end of 2022. The price and structure of these markets will likely remain elevated for the foreseeable future, in our opinion. Meanwhile, geopolitical stress, weather volatility, and current demand requirements necessitate more conventional energy, even as we contemplate the politically desired shift away from carbon-based energy.

We believe the fundamental scenario seen at the end of the Reporting Period, defined by a severe lack of capital investment into future commodity production and acute shortages, especially in the energy and industrial metals subsectors, was too severe to reverse easily or rapidly. Regardless of the economic environment, the tight supply situation is probably going to linger. A “hard landing” that

                9

FUND RESULTS

might place the U.S. economy into a more serious recession could cause near-term demand growth for a variety of commodities to decline. (A hard landing in economics refers to a marked economic slowdown or downturn following a period of rapid growth.) In that event, we would attempt to reposition Fund assets to minimize the fallout. At the end of the Reporting Period, we believed a significant economic recession was a low-probability scenario given then-current macroeconomic data, and past cycles suggest only the most severe downturns produce an actual reduction in demand for vital resources, like oil and copper. The decline in broad commodity prices seen during the second half of the Reporting Period suggests to us that the commodities complex remains well supported on a technical basis and offers a rather attractive risk/reward trade-off at end of 2022 levels.

10

FUND BASICS

Commodity Strategy Fund

as of December 31, 2022

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                11

GOLDMAN SACHS COMMODITY STRATEGY FUND

    Performance Summary

    December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Commodity Total Return Index (Gross, USD, Unhedged) (“Bloomberg Commodity Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Commodity Strategy Fund’s 10 Year Performance

      Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	15.36%	3.06%	-4.66%	—
Including sales charges	10.17%	2.12%	-5.09%	—

Class C
Excluding contingent deferred sales charges	14.51%	2.29%	-5.36%	—
Including contingent deferred sales charges	13.40%	2.29%	-5.36%	—

Institutional	15.75%	3.41%	-4.35%	—

Investor	15.79%	3.35%	-4.39%	—

Class R6 (Commenced July 31, 2015)	15.84%	3.42%	N/A	1.19%

Class R	15.07%	2.82%	-4.92%	—

Class P (Commenced April 17, 2018)	15.84%	N/A	N/A	2.76%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

FUND RESULTS

Goldman Sachs Defensive Equity Fund

Investment Objective The Fund seeks long-term growth of capital with lower volatility than equity markets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Defensive Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C and Institutional Shares generated average annual total returns, without sales charges, of -13.01%, -13.65% and -12.57%, respectively. These returns compare to the -18.11% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period.

The Fund’s Investor, R6, R and P Shares were liquidated on October 27, 2022.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A

The U.S. equity market, represented by the S&P 500® Index, fell in each of the first three quarters of 2022 before breaking the streak of losses with a gain in the fourth quarter. Still, it was the worst calendar year for the S&P 500® Index since 2008, when it returned -37.00%, and it was the seventh-worst performance for an annual period since the S&P 500® Index’s inception. The market decline was driven by aggressive Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions and elevated concerns around China’s zero-COVID policy.

In the first quarter of 2022, the S&P 500® Index declined, marking its first quarterly decline since the first quarter of 2020. Among the major economic and geopolitical developments were the dramatic repricing of the Fed’s interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures. The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggests higher interest rates; opposite of dovish.) COVID-19, and more specifically, the

Omicron variant, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages. Tensions arising from geopolitical conflict, most dominantly Russia’s late-February invasion of Ukraine, also brought about concern, as commodity prices became volatile and the global supply chain came into question. Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

The S&P 500® Index fell more dramatically in the second quarter of 2022, as inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends. On the other hand, equity inflows, strength in stock buybacks, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds. In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date low represented the start of a recovery or a bear market rally. This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500® Index to a new year-to-date low. Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.) At the end of the quarter, investors were looking ahead to the second quarter corporate

                13

FUND RESULTS

earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

The S&P 500® Index declined again in the third quarter of 2022, marking its longest losing streak since 2008. Through the third calendar quarter, the S&P 500® Index had its third-worst performance since the 1950s. The noticeable tightening of financial conditions, guided by expectations for a more aggressive global interest rate hike cycle, was the major story for the quarter. The Fed increased its “raise and hold” messaging, and its hawkish policy received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate proof of cooling. Geopolitical tensions remained heightened due to the possible weaponization of energy flows, which, in turn, caused energy prices to stay relatively high. From an equities perspective, there appeared to be a great deal of concern that corporate earnings could be next in line to suffer given the combination of profit margin pressures, demand destruction, higher labor costs, slower economic activity and a stronger U.S. dollar eroding overseas sales.

In the fourth quarter of 2022, the S&P 500® Index solidly increased, attributable primarily to gains in October and November. Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most. Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market. Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector. On the geopolitical front, the most constructive takeaways came from China’s “zero-COVID” pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

For the Reporting Period overall, only two of the 11 sectors in the S&P 500® Index posted positive absolute returns. Energy was by far the best performing sector in the S&P 500® Index, as measured by total return, followed at some distance by utilities. The weakest performing sectors in the S&P 500® Index during the Reporting Period were information technology, consumer discretionary and communication services.

Within the U.S. equity market, all capitalization segments posted double-digit negative returns, with small-cap stocks, as measured by the Russell 2000® Index, the weakest, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund aims to provide exposure to large capitalization US issuers, while seeking to provide lower volatility and enhanced downside protection as compared to the S&P 500® Index. The QIS Team uses a quantitative style of management, in combination with a qualitative overlay, when selecting investments for the Fund. In addition, the QIS Team employs an options-based overlay strategy in an effort to provide lower volatility and enhanced downside protection for the Fund.

During the Reporting Period, the Fund posted negative absolute returns but outperformed the S&P 500® Index, with our options-based overlay strategy adding to relative returns. The Fund’s equity strategy detracted from relative performance during the Reporting Period. Specifically, the Fund was hampered by selection among large-cap equities, offset somewhat by stock selection and an allocation to small-cap equities, which contributed positively. At the sector level, an underweight position versus the S&P 500® Index in energy, especially in the oil, gas and consumable fuels industry, detracted from performance. The Fund benefited from its overweight positions in health care (i.e., pharmaceuticals, biotechology and life sciences) and consumer staples (i.e., beverage and tobacco) during the Reporting Period.

14

FUND RESULTS

Q	How did the Fund’s options-based overlay strategy affect its performance?

A

Consistent with our investment approach, we employed an options-based overlay strategy whereby the Fund simultaneously purchases near-the-money put options while selling out-of-the-money call and put options on the S&P 500® Index. The Fund constructs the options-based overlay by buying S&P 500® Index put options at a higher strike price and writing S&P 500® Index put options at a relatively lower strike price, resulting in what is known as a put option spread, and at the same time selling S&P 500® Index call options. The put option spread is designed to provide the Fund with some downside protection, but this protection is limited to the extent of the difference between the strike price of a put option purchased and the strike price of a put option sold. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date. A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. “Near-the-money” is a term used to describe an options contract with a strike price that is close to the market price of the underlying asset. “Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset.)

As the seller of S&P 500® Index call and put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the call option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

During periods in which the U.S. equity markets are falling, a diversified portfolio of equity investments, with an options-based overlay strategy designed to seek to provide downside protection, may outperform the same portfolio without such an option-based overlay strategy. However, in strong rising markets, a portfolio with an options-based overlay strategy could significantly underperform the same portfolio without an options-based overlay strategy. During the Reporting Period, the S&P 500® Index declined, and the Fund’s options-based overlay strategy contributed positively to performance.

Our options-based overlay strategy has the potential to reduce the Fund’s volatility. Since its inception, the realized daily volatility of the Fund has been 10.83% compared to the realized annualized volatility of the S&P 500® Index of 18.91%. During the Reporting Period, the realized daily volatility of the Fund was 12.61% compared to the realized volatility of the S&P 500® Index of 22.02%.1

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used equity index call options and equity index put options as part of the Fund’s options-based overlay. The use of these derivatives had a positive impact on the Fund’s performance during the Reporting Period overall. In addition, futures contracts were employed to equitize the Fund’s cash holdings, which did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A

Effective June 23, 2022, Federico Gilly no longer served as a portfolio manager for the Fund. As of that date, Patrick Harnett became a portfolio manager for the Fund, joining Jorge Murillo. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no significant changes to our quantitative model during the Reporting Period, though we optimized some of our existing techniques.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we continued to employ our options-based overlay strategy, which may provide lower volatility and enhanced downside protection for the Fund, as we seek to provide investors with favorable risk-adjusted returns.

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

                15

FUND RESULTS

Conversion of the Fund with and into the Goldman Sachs Defensive Equity ETF

At meetings held on September 19-20, 2022, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved the conversion of the Fund through an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Fund with and into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”). The Acquiring Fund is a newly created series of the Goldman Sachs ETF Trust. The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes the investment strategy of the Acquired Fund would be better positioned in an ETF format.

The reorganization closed on January 20, 2023 (the “Closing Date”). Under the terms of the Plan, the Fund transferred all of its assets to the Acquiring Fund and the Acquiring Fund assumed all of its liabilities. Effective on the Closing Date, the Fund was liquidated and shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received ETF shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Fund held on the Closing Date. For any fractional shares of the Fund owned by a shareholder, such shareholder received a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

16

FUND BASICS

Defensive Equity Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/22 ‡

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.9%	Technology Hardware, Storage & Peripherals
Alphabet, Inc.	3.0	Interactive Media & Services
UnitedHealth Group, Inc.	1.8	Health Care Providers & Services
Berkshire Hathaway, Inc.	1.7	Diversified Financial Services
Johnson & Johnson	1.6	Pharmaceuticals
Exxon Mobil Corp.	1.5	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	1.3	Banks
Visa, Inc.	1.3	IT Services
The Procter & Gamble Co.	1.3	Household Products
Mastercard, Inc.	1.2	IT Services

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION †

As of December 31, 2022

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                17

GOLDMAN SACHS DEFENSIVE EQUITY FUND

    Performance Summary

    December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on September 30, 2020 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 (TR, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Defensive Equity Fund’s Lifetime Performance

       Performance of a $1,000,000 investment, with distributions reinvested, from September 30, 2020 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Since Inception

Class A (Commenced September 30, 2020)
Excluding sales charges	-13.01%	0.48%
Including sales charges	-17.78%	-2.00%

Class C (Commenced September 30, 2020)
Excluding contingent deferred sales charges	-13.65%	-0.31%
Including contingent deferred sales charges	-14.52%	-0.31%

Institutional (Commenced September 30, 2020)	-12.57%	0.88%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

FUND BASICS

Index Definitions

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

It is not possible to invest in an unmanaged index.

ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

It is not possible to invest in an unmanaged index.

                19

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 21.6%

Aerospace & Defense – 0.3%
3,205	Airbus SE	$ 381,082
4,311	Chemring Group PLC	15,464
107	Dassault Aviation SA	18,146
4,775	General Dynamics Corp.	1,184,725
9,056	Howmet Aerospace, Inc.	356,897
5,839	Leonardo SpA	50,360
9,431	QinetiQ Group PLC	40,555
56,340	Raytheon Technologies Corp.	5,685,833
370	Rheinmetall AG	73,658
52,618	Rolls-Royce Holdings PLC*	58,773
2,127	Textron, Inc.	150,592
2,160	Thales SA	275,981
3,193	TransDigm Group, Inc.	2,010,473

		10,302,539

Air Freight & Logistics – 0.0%
2,048	C.H. Robinson Worldwide, Inc.	187,515
5,749	Deutsche Post AG	215,165
2,225	Expeditors International of Washington, Inc.	231,222
1,298	FedEx Corp.	224,813
13,099	International Distributions Services PLC	33,577
1,000	SG Holdings Co. Ltd.	13,866
502	Yamato Holdings Co. Ltd.	7,955

		914,113

Airlines* – 0.0%
2,329	Alaska Air Group, Inc.	100,007
1,800	ANA Holdings, Inc.	38,120
24,010	Deutsche Lufthansa AG	197,916
6,498	easyJet PLC	25,489
5,300	Japan Airlines Co. Ltd.	107,949
6,756	Southwest Airlines Co.	227,475
3,179	United Airlines Holdings, Inc.	119,848

		816,804

Auto Components – 0.0%
2,787	BorgWarner, Inc.	112,177
3,462	Faurecia SE*	52,398
900	Koito Manufacturing Co. Ltd.	13,417
602	NGK Spark Plug Co. Ltd.	11,033
200	Stanley Electric Co. Ltd.	3,783
2,338	Valeo	41,775

		234,583

Automobiles – 0.2%
5,304	Bayerische Motoren Werke AG	469,589
17,631	Ford Motor Co.	205,049
118,422	General Motors Co.	3,983,716

Shares	Description	Value

Common Stocks – (continued)

Automobiles – (continued)
4,241	Honda Motor Co. Ltd.	$ 96,733
3,900	Mazda Motor Corp.	29,235
4,397	Mercedes-Benz Group AG	287,541
12,600	Mitsubishi Motors Corp.*	47,850
14,200	Nissan Motor Co. Ltd.	44,438
2,497	Renault SA*	83,321
38,672	Stellantis NV	549,543
2,500	Subaru Corp.	37,850
600	Suzuki Motor Corp.	19,216
6,535	Tesla, Inc.*	804,981
500	Yamaha Motor Co. Ltd.	11,301

		6,670,363

Banks – 0.8%
300	Aozora Bank Ltd.	5,896
66,752	Banco Bilbao Vizcaya Argentaria SA	402,065
89,720	Banco Santander SA	268,273
239,475	Bank of America Corp.	7,931,412
311	Bank of Georgia Group PLC	9,727
67,959	Barclays PLC	129,313
533	BAWAG Group AG*(a)	28,404
7,260	Citigroup, Inc.	328,370
3,375	Citizens Financial Group, Inc.	132,874
1,238	Comerica, Inc.	82,760
4	Commerce Bancshares, Inc.	272
13,230	Credit Agricole SA	139,171
1,561	Erste Group Bank AG	49,945
2,924	Fifth Third Bancorp	95,936
5,084	FinecoBank Banca Fineco SpA	84,425
500	Fukuoka Financial Group, Inc.	11,359
134,507	Huntington Bancshares, Inc.	1,896,549
86,500	JPMorgan Chase & Co.	11,599,650
1,557	KBC Group NV	100,248
12,646	KeyCorp.	220,293
3,543	Mizuho Financial Group, Inc.	49,915
22,979	Nordea Bank Abp	246,720
1,500	Seven Bank Ltd.	2,991
1,304	Signature Bank	150,247
5,502	Societe Generale SA	138,010
12,582	Standard Chartered PLC	93,843
4,800	Sumitomo Mitsui Financial Group, Inc.	193,116
500	Sumitomo Mitsui Trust Holdings, Inc.	17,448
523	SVB Financial Group*	120,363
168	TBC Bank Group PLC	4,610
5,575	Truist Financial Corp.	239,892
7,180	Virgin Money UK PLC	15,790
39,549	Wells Fargo & Co.	1,632,978

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
1,517	Zions Bancorp NA	$ 74,576

		26,497,441

Beverages – 0.6%
3,346	Anheuser-Busch InBev SA	201,533
698	Asahi Group Holdings Ltd.	21,727
7,869	Britvic PLC	73,313
3,889	Coca-Cola HBC AG*	91,931
4,733	Davide Campari-Milano NV	48,051
5,951	Diageo PLC	260,486
259	Heineken Holding NV	20,003
1,389	Heineken NV	130,833
100	Ito En Ltd.	3,639
26,888	Keurig Dr Pepper, Inc.	958,826
1,000	Kirin Holdings Co. Ltd.	15,242
2,497	Molson Coors Beverage Co. Class B	128,646
53,888	PepsiCo, Inc.	9,735,406
2,940	Pernod Ricard SA	578,364
2	Remy Cointreau SA	337
500	Suntory Beverage & Food Ltd.	17,026
2	The Boston Beer Co., Inc. Class A*	659
159,758	The Coca-Cola Co.	10,162,206

		22,448,228

Biotechnology – 0.4%
60,026	AbbVie, Inc.	9,700,802
744	Biogen, Inc.*	206,028
7,768	Gilead Sciences, Inc.	666,883
2,852	Incyte Corp.*	229,073
2,833	Moderna, Inc.*	508,863
439	Regeneron Pharmaceuticals, Inc.*	316,734
13,018	Vertex Pharmaceuticals, Inc.*	3,759,338

		15,387,721

Building Products – 0.1%
3,008	A.O. Smith Corp.	172,178
800	AGC, Inc.	26,549
2,973	Allegion PLC	312,938
16,862	Carrier Global Corp.	695,558
5,224	Cie de Saint-Gobain	255,562
1,627	Fortune Brands Innovations, Inc.	92,918
1,549	Genuit Group PLC	5,262
5,622	Johnson Controls International PLC	359,808
1,058	Lennox International, Inc.	253,105
492	Lixil Corp.	7,417
3,758	Masco Corp.	175,386
1,627	Masterbrand, Inc.	12,284
18,122	Owens Corning	1,545,807

Shares	Description	Value

Common Stocks – (continued)

Building Products – (continued)
200	TOTO Ltd.	$ 6,784
771	Trane Technologies PLC	129,597
16	Trex Co., Inc.*	677
7	Volution Group PLC	31

		4,051,861

Capital Markets – 0.5%
7,984	3i Group PLC	128,761
18,153	Abrdn PLC	41,251
1,969	AJ Bell PLC	8,615
977	Ameriprise Financial, Inc.	304,208
406	Amundi SA(a)	23,024
21	Ashmore Group PLC	60
12,217	Cboe Global Markets, Inc.	1,532,867
1,940	CMC Markets PLC(a)	5,254
7,900	Daiwa Securities Group, Inc.	34,908
14,401	Deutsche Bank AG	161,890
853	Deutsche Boerse AG	146,878
2	Euronext NV(a)	148
222	FactSet Research Systems, Inc.	89,069
5,000	Franklin Resources, Inc.	131,900
4,826	Hargreaves Lansdown PLC	49,698
7,246	IG Group Holdings PLC	68,274
1,333	IntegraFin Holdings PLC	4,870
27,398	Intercontinental Exchange, Inc.	2,810,761
5,675	Intermediate Capital Group PLC	78,356
6,569	Invesco Ltd.	118,176
7,205	Investec PLC	44,046
543	Japan Exchange Group, Inc.	7,826
10,830	Jupiter Fund Management PLC	17,387
567	Liontrust Asset Management PLC	7,645
51,892	Man Group PLC	133,511
311	MarketAxess Holdings, Inc.	86,735
1,373	Molten Ventures PLC*	5,869
559	Moody’s Corp.	155,749
54,605	Morgan Stanley	4,642,517
4	MSCI, Inc.	1,861
1,587	Nasdaq, Inc.	97,362
2,752	Ninety One PLC	6,153
4,000	Nomura Holdings, Inc.	14,822
1,584	Northern Trust Corp.	140,168
1	Rathbones Group PLC	25
5,510	Raymond James Financial, Inc.	588,743
15,899	S&P Global, Inc.	5,325,211
1,300	SBI Holdings, Inc.	24,769
6,141	Schroders PLC	32,268
1,704	SEI Investments Co.	99,343
23	St. James’s Place PLC	303

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
2,434	State Street Corp.	$ 188,805
2,319	T. Rowe Price Group, Inc.	252,910
4,556	The Bank of New York
	Mellon Corp.	207,389
3,675	The Charles Schwab Corp.	305,980
5,677	TP ICAP Group PLC	11,976

		18,138,341

Chemicals – 0.4%
13	Air Liquide SA	1,845
624	Air Products & Chemicals, Inc.	192,354
1,561	Akzo Nobel NV	104,747
372	Arkema SA	33,460
1,600	Asahi Kasei Corp.	11,390
1,098	Ashland, Inc.	118,068
1,245	Celanese Corp.	127,289
2,636	CF Industries Holdings, Inc.	224,587
9,676	Corteva, Inc.	568,755
6	Croda International PLC	477
7,126	Dow, Inc.	359,079
1,001	Eastman Chemical Co.	81,521
11	Ecolab, Inc.	1,601
18,413	FMC Corp.	2,297,942
4,018	Johnson Matthey PLC	102,689
2,207	K&S AG	43,509
300	Kansai Paint Co. Ltd.	3,672
2,173	Koninklijke DSM NV	266,833
900	Kuraray Co. Ltd.	7,203
17,667	Linde PLC	5,762,622
1,590	Linde PLC*	518,278
3,598	LyondellBasell Industries NV Class A	298,742
4,300	Mitsubishi Chemical Group Corp.	22,261
1,200	Nippon Paint Holdings Co. Ltd.	9,425
500	Nippon Sanso Holdings Corp.	7,243
200	Nissan Chemical Corp.	8,721
500	Nitto Denko Corp.	28,797
2,512	OCI NV	89,810
600	Showa Denko KK	9,125
448	Solvay SA	45,296
5,710	Sumitomo Chemical Co. Ltd.	20,474
5	Symrise AG	543
6,205	Synthomer PLC	10,817
333	Teijin Ltd.	3,245
3,161	The Mosaic Co.	138,673
14,578	The Sherwin-Williams Co.	3,459,797
100	Tokyo Ohka Kogyo Co. Ltd.	4,520
1,096	Umicore SA	40,311
427	Victrex PLC	8,219

Shares	Description	Value

Common Stocks – (continued)

Chemicals – (continued)
281	Wacker Chemie AG	$ 35,810

		15,069,750

Commerical Services & Supplies – 0.2%
5,346	Cintas Corp.	2,414,360
1,336	Clean Harbors, Inc.*	152,464
1,702	Copart, Inc.*	103,635
832	Elis SA	12,281
6,769	Mitie Group PLC	6,068
300	Park24 Co. Ltd.*	5,132
149	Rentokil Initial PLC	915
16,779	Republic Services, Inc.	2,164,323
2,118	Rollins, Inc.	77,392
600	Secom Co. Ltd.	34,235
36,910	Serco Group PLC	69,343
1,200	Toppan, Inc.	17,721
19,527	Waste Management, Inc.	3,063,396

		8,121,265

Communications Equipment – 0.3%
143,126	Cisco Systems, Inc.	6,818,523
1,139	F5, Inc.*	163,458
2,355	Juniper Networks, Inc.	75,266
9,252	Motorola Solutions, Inc.	2,384,333
28,644	Nokia Oyj	133,071
11,458	Spirent Communications PLC	36,402

		9,611,053

Construction & Engineering – 0.0%
12,632	Balfour Beatty PLC	51,556
1,002	Eiffage SA	98,561
3,400	JGC Holdings Corp.	43,098
100	Nishimatsu Construction Co. Ltd.	2,972
1,800	Obayashi Corp.	13,597
945	Quanta Services, Inc.	134,663
6,483	Vinci SA	646,270

		990,717

Construction Materials – 0.0%
7,679	CRH PLC	305,488
2,550	HeidelbergCement AG	144,496
7,444	Ibstock PLC(a)	13,916
619	Taiheiyo Cement Corp.	9,627
557	Wienerberger AG	13,426

		486,953

Consumer Finance – 0.2%
31,231	American Express Co.	4,614,380
3,600	Capital One Financial Corp.	334,656
329	Credit Saison Co. Ltd.	4,242
2,947	Discover Financial Services	288,305
7,117	Synchrony Financial	233,865

		5,475,448

22                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Containers & Packaging – 0.0%
84	Amcor PLC	$ 1,000
520	Avery Dennison Corp.	94,120
23,506	DS Smith PLC	90,672
3	Huhtamaki Oyj	103
3,087	International Paper Co.	106,903
613	Packaging Corp. of America	78,409
2,557	Smurfit Kappa Group PLC	91,611
3,484	Westrock Co.	122,497

		585,315

Distributors – 0.0%
1,555	Genuine Parts Co.	269,808
5,495	Inchcape PLC	54,254
2,502	LKQ Corp.	133,632

		457,694

Diversified Consumer Services – 0.0%
16,925	Pearson PLC	191,114

Diversified Financial Services – 0.5%
50,550	Berkshire Hathaway, Inc. Class B*	15,614,895
457	Eurazeo SE	28,452
275	EXOR NV*	20,134
1,600	Mitsubishi HC Capital, Inc.	7,870
3,100	ORIX Corp.	49,620
1,388	Plus500 Ltd.	30,135
100	Tokyo Century Corp.	3,371
117	Wendel SE	10,929

		15,765,406

Diversified Telecommunication Services – 0.1%
23,812	AT&T, Inc.	438,379
46,127	BT Group PLC	62,284
43,748	Deutsche Telekom AG	870,435
1,025	Elisa Oyj	54,330
200	Internet Initiative Japan, Inc.	3,705
49,282	Koninklijke KPN NV	152,540
19,458	Lumen Technologies, Inc.*	101,571
2,177	Nippon Telegraph & Telephone Corp.	62,085
14,873	Orange SA	147,572
377,088	Telecom Italia SpA*	87,391
18,329	Telefonica Deutschland Holding AG	45,016
31,251	Telefonica SA	113,132
13,260	Verizon Communications, Inc.	522,444

		2,660,884

Electric Utilities – 0.1%
231	Acciona SA	42,511
8,265	American Electric Power Co., Inc.	784,762
900	Chubu Electric Power Co., Inc.	9,307

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – (continued)
9,578	Duke Energy Corp.	$ 986,438
18,050	EDP - Energias de Portugal SA	89,976
264	Elia Group SA	37,531
1,366	Evergy, Inc.	85,962
1,384	Eversource Energy	116,035
14,448	FirstEnergy Corp.	605,949
26,577	Iberdrola SA	310,246
2,823	NRG Energy, Inc.	89,828
13	OGE Energy Corp.	514
9	Pinnacle West Capital Corp.	684
3,742	PPL Corp.	109,341
7,029	Red Electrica Corp. SA	122,221
9,096	Terna - Rete Elettrica Nazionale	67,176
2,945	The Southern Co.	210,303
6,500	Tokyo Electric Power Co. Holdings, Inc.*	23,409
2	Verbund AG	168
26	Xcel Energy, Inc.	1,823

		3,694,184

Electrical Equipment – 0.1%
2	Alfen Beheer BV*(a)	181
17,924	Eaton Corp. PLC	2,813,172
1,802	Emerson Electric Co.	173,100
1,300	Fuji Electric Co. Ltd.	49,061
600	Fujikura Ltd.	4,510
1,661	Hubbell, Inc.	389,804
2,680	Legrand SA	214,887
1,700	Mitsubishi Electric Corp.	16,845
415	Nexans SA	37,561
3,248	Prysmian SpA	120,681
6	Rockwell Automation, Inc.	1,546
4,159	Siemens Energy AG*	78,090
600	Ushio, Inc.	7,357

		3,906,795

Electronic Equipment, Instruments & Components – 0.1%
22	Amphenol Corp. Class A	1,675
3,432	CDW Corp.	612,887
9	Cognex Corp.	424
400	Dexerials Corp.	7,685
800	Ibiden Co. Ltd.	28,850
9	Keysight Technologies, Inc.*	1,540
2,200	Murata Manufacturing Co. Ltd.	108,493
2,147	National Instruments Corp.	79,224
259	Renishaw PLC	11,491
300	Shimadzu Corp.	8,493
1,452	Spectris PLC	52,601
2,300	TDK Corp.	74,827
5,636	TE Connectivity Ltd.	647,013

The accompanying notes are an integral part of these financial statements.                23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – (continued)
644	Yokogawa Electric Corp.	$ 10,221

		1,645,424

Energy Equipment & Services* – 0.0%
8,217	Petrofac Ltd.	6,979

Entertainment – 0.3%
2,462	Bollore SE	13,759
1,075	Electronic Arts, Inc.	131,344
200	Koei Tecmo Holdings Co. Ltd.	3,617
300	Konami Group Corp.	13,609
1,891	Live Nation Entertainment, Inc.*	131,878
700	Nexon Co. Ltd.	15,716
27,242	Take-Two Interactive Software, Inc.*	2,836,709
65,868	The Walt Disney Co.*	5,722,612
4,267	Universal Music Group NV	103,187
16,866	Warner Bros Discovery, Inc.*	159,890
2,291	World Wrestling Entertainment, Inc. Class A	156,979

		9,289,300

Equity Real Estate Investment Trusts (REITs) – 0.3%
274	Aedifica SA	22,295
21,992	American Tower Corp.	4,659,225
60,604	Assura PLC	39,967
604	AvalonBay Communities, Inc.	97,558
7	Big Yellow Group PLC	97
1,688	Boston Properties, Inc.	114,075
1,037	Camden Property Trust	116,020
5,741	Capital & Counties Properties PLC	7,392
300	Covivio	17,808
1,307	Crown Castle, Inc.	177,281
283	Equinix, Inc.	185,374
7,319	Equity Residential	431,821
2,277	Essex Property Trust, Inc.	482,542
633	Federal Realty Investment Trust	63,958
2	Gecina SA	204
13,693	Healthpeak Properties, Inc.	343,284
7,519	Host Hotels & Resorts, Inc.	120,680
3,553	Inmobiliaria Colonial Socimi SA	22,854
4,202	Invitation Homes, Inc.	124,547
5,465	Kimco Realty Corp.	115,749
2,003	Klepierre SA*	46,230
17,260	LondonMetric Property PLC	35,827
34,564	LXI REIT Plc	47,233
5,448	Merlin Properties Socimi SA	51,096

Shares	Description	Value

Common Stocks – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)
31,629	Primary Health Properties PLC	$ 42,357
6	Rayonier, Inc.	198
3,180	Regency Centers Corp.	198,750
3,858	Safestore Holdings PLC	43,994
464	SBA Communications Corp.	130,064
69	Segro PLC	636
1,241	Simon Property Group, Inc.	145,793
27,193	Supermarket Income Reit PLC	33,704
63,256	Tritax Big Box REIT PLC	106,012
15,307	UK Commercial Property REIT Ltd.	10,807
1,527	Unibail-Rodamco- Westfield*	79,825
12,951	Urban Logistics REIT PLC	21,087
2,974	Ventas, Inc.	133,979
6,943	Vornado Realty Trust	144,484
9,632	Warehouse Reit PLC	12,180
6	Warehouses De Pauw CVA	172
8,358	Weyerhaeuser Co.	259,098

		8,686,257

Food & Staples Retailing – 0.3%
700	Aeon Co. Ltd.	14,781
5,351	BJ’s Wholesale Club Holdings, Inc.*	354,022
4,546	Carrefour SA	76,036
200	Cosmos Pharmaceutical Corp.	20,321
14,708	Costco Wholesale Corp.	6,714,202
2,937	HelloFresh SE*	64,100
17,658	J Sainsbury PLC	46,314
7,015	Jeronimo Martins SGPS SA	151,773
2,405	Kesko Oyj Class B	53,141
13,111	Koninklijke Ahold Delhaize NV	376,958
100	Kusuri No. Aoki Holdings Co. Ltd.	5,825
131	Lawson, Inc.	5,008
39,346	Marks & Spencer Group PLC*	58,045
300	MatsukiyoCocokara & Co.	15,079
872	Seven & i Holdings Co. Ltd.	37,371
300	Sugi Holdings Co. Ltd.	13,342
7,334	Sysco Corp.	560,684
36,561	Tesco PLC	98,527
3,958	The Kroger Co.	176,448
4,406	Walgreens Boots Alliance, Inc.	164,608
12,954	Walmart, Inc.	1,836,748
800	Welcia Holdings Co. Ltd.	18,648

		10,861,981

24                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Food Products – 0.1%
600	Ajinomoto Co., Inc.	$ 18,338
2,734	Archer-Daniels-Midland Co.	253,852
3,210	Associated British Foods PLC	60,858
200	Calbee, Inc.	4,544
4,034	Campbell Soup Co.	228,929
3,759	Conagra Brands, Inc.	145,473
4,779	General Mills, Inc.	400,719
708	Hilton Food Group PLC	4,740
2,869	Hormel Foods Corp.	130,683
577	JDE Peet’s NV	16,690
6,405	Kellogg Co.	456,292
1,550	Kerry Group PLC Class A	140,012
200	MEIJI Holdings Co. Ltd.	10,252
12,862	Mondelez International, Inc. Class A	857,252
200	Morinaga & Co. Ltd.	5,967
200	Morinaga Milk Industry Co. Ltd.	7,595
200	Nichirei Corp.	4,370
100	Nissin Foods Holdings Co. Ltd.	7,919
7,346	Tate & Lyle PLC	62,935
645	The Hershey Co.	149,363
5,740	The Kraft Heinz Co.	233,675
2,370	Tyson Foods, Inc. Class A	147,532
200	Yakult Honsha Co. Ltd.	13,020

		3,361,010

Gas Utilities – 0.0%
764	Atmos Energy Corp.	85,621
5,013	Enagas SA	83,359
11,323	Italgas SpA	62,870
35,794	Snam SpA	173,559
500	Tokyo Gas Co. Ltd.	9,790

		415,199

Health Care Equipment & Supplies – 0.5%
11,798	Abbott Laboratories	1,295,302
477	Align Technology, Inc.*	100,599
300	Asahi Intecc Co. Ltd.	4,894
16,810	Becton Dickinson & Co.	4,274,783
478	BioMerieux	50,220
72,161	Boston Scientific Corp.*	3,338,889
25,311	ConvaTec Group PLC(a)	70,888
5,995	DENTSPLY SIRONA, Inc.	190,881
1,391	Dexcom, Inc.*	157,517
253	DiaSorin SpA	35,401
2,345	EssilorLuxottica SA	424,288
3,357	Hologic, Inc.*	251,137
519	Hoya Corp.	49,709
295	IDEXX Laboratories, Inc.*	120,348
4,990	Insulet Corp.*	1,469,006
100	Jeol Ltd.	2,689
7,792	Koninklijke Philips NV	117,248

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – (continued)
51,344	Medtronic PLC	$ 3,990,456
100	Menicon Co. Ltd.	2,103
7,800	Olympus Corp.	137,573
2,682	Siemens Healthineers AG(a)	133,783
700	Sysmex Corp.	42,259
474	Teleflex, Inc.	118,325
900	Terumo Corp.	25,516
407	The Cooper Cos., Inc.	134,583
2,273	Zimmer Biomet Holdings, Inc.	289,807

		16,828,204

Health Care Providers & Services – 1.3%
300	Alfresa Holdings Corp.	3,813
15,667	AmerisourceBergen Corp.	2,596,179
2,638	Amplifon SpA	78,770
8,926	Cardinal Health, Inc.	686,142
2,999	Centene Corp.*	245,948
1,183	Cigna Corp.	391,975
54,069	CVS Health Corp.	5,038,690
1,516	DaVita, Inc.*	113,200
11,260	Elevance Health, Inc.	5,776,042
1,768	Fresenius Medical Care AG & Co. KGaA	57,747
3,824	Fresenius SE & Co. KGaA	106,812
12,599	HCA Healthcare, Inc.	3,023,256
2,491	Henry Schein, Inc.*	198,956
7,669	Humana, Inc.	3,927,985
1,163	Laboratory Corp. of America Holdings	273,863
12,540	McKesson Corp.	4,704,005
270	Medipal Holdings Corp.	3,569
2,106	Molina Healthcare, Inc.*	695,443
1,692	Quest Diagnostics, Inc.	264,696
5	Spire Healthcare Group PLC*(a)	14
31,450	UnitedHealth Group, Inc.	16,674,161
874	Universal Health Services, Inc. Class B	123,138

		44,984,404

Health Care Technology – 0.0%
1,100	M3, Inc.	29,879
10	Veeva Systems, Inc. Class A*	1,614

		31,493

Hotels, Restaurants & Leisure – 0.3%
2,364	Booking Holdings, Inc.*	4,764,122
99	Chipotle Mexican Grill, Inc.*	137,361
1,444	Choice Hotels International, Inc.	162,652
1,578	Darden Restaurants, Inc.	218,285
6,756	Domino’s Pizza Group PLC	23,964

The accompanying notes are an integral part of these financial statements.                25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
294	Domino’s Pizza, Inc.	$ 101,842
7,793	Entain PLC	124,104
1,505	Expedia Group, Inc.*	131,838
4	Flutter Entertainment PLC*	548
800	Food & Life Cos. Ltd.	15,772
948	Greggs PLC	26,636
4,288	Hilton Worldwide Holdings, Inc.	541,832
13	InterContinental Hotels Group PLC	746
1,059	J D Wetherspoon PLC*	5,658
375	La Francaise des Jeux SAEM(a)	15,089
5,306	Marriott International, Inc. Class A	790,010
1,591	McDonald’s Corp.	419,276
3,941	MGM Resorts International	132,142
3,048	Playtech PLC*	18,702
30,398	Royal Caribbean Cruises Ltd.*	1,502,573
1,305	Sodexo SA	124,860
7,153	SSP Group PLC*	19,593
2,126	Trainline PLC*(a)	7,058
11,036	TUI AG*	17,697
1,474	Whitbread PLC	45,574
1,111	Yum! Brands, Inc.	142,297

		9,490,231

Household Durables – 0.1%
8,326	Barratt Developments PLC	39,767
400	Casio Computer Co. Ltd.	4,058
4,354	Crest Nicholson Holdings PLC	12,395
3,518	D.R. Horton, Inc.	313,595
9	Leggett & Platt, Inc.	290
34,594	Lennar Corp. Class A	3,130,757
875	Mohawk Industries, Inc.*	89,443
31	NVR, Inc.*	142,990
4,900	Panasonic Holdings Corp.	41,008
4,333	PulteGroup, Inc.	197,281
3,135	Redrow PLC	17,179
100	Rinnai Corp.	7,442
700	Sekisui Chemical Co. Ltd.	9,757
500	Sumitomo Forestry Co. Ltd.	8,837
3,497	Vistry Group PLC	26,339
1,375	Whirlpool Corp.	194,508

		4,235,646

Household Products – 0.0%
1,749	Church & Dwight Co., Inc.	140,987
2,397	Colgate-Palmolive Co.	188,860
1,132	Kimberly-Clark Corp.	153,669
700	Lion Corp.	8,052
200	Pigeon Corp.	3,278

Shares	Description	Value

Common Stocks – (continued)

Household Products – (continued)
3,507	Reckitt Benckiser Group PLC	$ 243,092
719	The Clorox Co.	100,897

		838,835

Independent Power and Renewable Electricity Producers – 0.1%
3,904	Drax Group PLC	33,115
7	Encavis AG	138
113,418	The AES Corp.	3,261,902

		3,295,155

Industrial Conglomerates – 0.0%
1,642	3M Co.	196,908
663	DCC PLC	32,601
4,154	General Electric Co.	348,064
1,900	Hitachi Ltd.	95,601
14	Honeywell International, Inc.	3,000
51,184	Melrose Industries PLC	82,463
2,848	Siemens AG	392,600

		1,151,237

Insurance – 0.4%
2,218	Admiral Group PLC	56,938
36,766	Aflac, Inc.	2,644,946
1,070	Ageas SA	47,478
6,616	American International Group, Inc.	418,396
10,471	Aon PLC Class A	3,142,766
2,399	Arch Capital Group Ltd.*	150,609
7,558	Assicurazioni Generali SpA	134,400
761	Assurant, Inc.	95,171
12,157	AXA SA	338,639
4,019	Beazley PLC	32,869
1,569	Chubb Ltd.	346,121
2,200	Dai-ichi Life Holdings, Inc.	49,683
22,467	Direct Line Insurance Group PLC	59,883
1	Erie Indemnity Co. Class A	249
342	Everest Re Group Ltd.	113,294
654	Globe Life, Inc.	78,840
3,792	Japan Post Holdings Co. Ltd.	31,906
688	Japan Post Insurance Co. Ltd.	12,100
2,981	Lancashire Holdings Ltd.	23,439
2,252	Loews Corp.	131,359
1,334	Marsh & McLennan Cos., Inc.	220,750
6	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	1,941
2,097	NN Group NV	85,751

26                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
5,162	Old Republic International Corp.	$ 124,662
9,269	Poste Italiane SpA(a)	90,433
3,080	Principal Financial Group, Inc.	258,474
8	Ryan Specialty Holdings, Inc. *	332
2,108	Sampo Oyj Class A	110,100
2,201	The Hartford Financial Services Group, Inc.	166,902
25,629	The Progressive Corp.	3,324,338
1,978	The Travelers Cos., Inc.	370,855
2,100	Tokio Marine Holdings, Inc.	44,861
28,790	W.R. Berkley Corp.	2,089,290

		14,797,775

Interactive Media & Services – 1.2%
325,160	Alphabet, Inc. Class A*	28,688,867
9,493	Auto Trader Group PLC(a)	59,116
300	Kakaku.com, Inc.	4,814
1,988	Match Group, Inc.*	82,482
104,951	Meta Platforms, Inc. Class A*	12,629,803
7,870	Rightmove PLC	48,687
938	Scout24 SE(a)	47,213

		41,560,982

Internet & Direct Marketing Retail – 0.7%
288,074	Amazon.com, Inc.*	24,198,216
6,269	eBay, Inc.	259,975
846	Etsy, Inc.*	101,334
3,112	Zalando SE*(a)	109,557
300	ZOZO, Inc.	7,409

		24,676,491

IT Services – 1.0%
7,878	Accenture PLC Class A	2,102,166
223	Adyen NV*(a)	309,580
2,534	Akamai Technologies, Inc.*	213,616
171	Alten SA	21,424
4,890	Amadeus IT Group SA*	253,682
14,521	Automatic Data Processing, Inc.	3,468,486
3,205	Capgemini SE	535,799
5,425	Cognizant Technology Solutions Corp. Class A	310,256
480	Computacenter PLC	11,147
4,231	DXC Technology Co.*	112,121
688	FDM Group Holdings PLC	6,230
3,608	Fidelity National Information Services, Inc.	244,803
16,600	Finablr PLC*(a)(b)	—
2,884	Fiserv, Inc.*	291,486
716	FleetCor Technologies, Inc.*	131,515

Shares	Description	Value

Common Stocks – (continued)

IT Services – (continued)
323	Gartner, Inc.*	$ 108,573
40,254	Genpact Ltd.	1,864,565
1,935	Global Payments, Inc.	192,184
2,102	International Business Machines Corp.	296,151
600	Itochu Techno-Solutions Corp.	13,917
489	Jack Henry & Associates, Inc.	85,849
406	Kainos Group PLC	7,574
29,233	Mastercard, Inc. Class A	10,165,191
1,632	NCC Group PLC	3,946
1,654	NEC Corp.	58,005
5,202	Nexi SpA*(a)	41,064
700	Nomura Research Institute Ltd.	16,642
1,285	NTT Data Corp.	18,726
400	Otsuka Corp.	12,608
4,428	PayPal Holdings, Inc.*	315,362
186	SCSK Corp.	2,815
100	SHIFT, Inc.*	17,603
2,234	Softcat PLC	32,035
541	VeriSign, Inc.*	111,143
64,902	Visa, Inc. Class A	13,484,040
5,216	Worldline SA*(a)	204,271

		35,064,575

Leisure Products – 0.0%
300	Bandai Namco Holdings, Inc.	18,804
223	Games Workshop Group PLC	23,019
800	Sega Sammy Holdings, Inc.	12,079

		53,902

Life Sciences Tools & Services – 0.6%
272	Bio-Rad Laboratories, Inc. Class A*	114,373
448	Charles River Laboratories International, Inc.*	97,619
33,038	Danaher Corp.	8,768,946
3,028	Eurofins Scientific SE	217,405
11,974	Illumina, Inc.*	2,421,143
1,633	IQVIA Holdings, Inc.*	334,585
1,824	Mettler-Toledo International, Inc.*	2,636,501
3,527	PerkinElmer, Inc.	494,556
2,148	QIAGEN NV*	107,981
1	Sartorius Stedim Biotech	325
12,338	Thermo Fisher Scientific, Inc.	6,794,413

		21,987,847

Machinery – 0.3%
3,128	Alstom SA	76,532

The accompanying notes are an integral part of these financial statements.                27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
1,000	Amada Co. Ltd.	$ 7,787
524	ANDRITZ AG	29,995
1,058	Bodycote PLC	7,272
700	Daifuku Co. Ltd.	32,630
11,251	Deere & Co.	4,823,979
600	DMG Mori Co. Ltd.	7,946
2,971	Dover Corp.	402,303
9,868	Fortive Corp.	634,019
868	GEA Group AG	35,299
9	Graco, Inc.	605
2,300	Hino Motors Ltd.*	8,739
100	Hoshizaki Corp.	3,516
5	IDEX Corp.	1,142
800	IHI Corp.	23,175
1,404	IMI PLC	21,927
2,808	Ingersoll Rand, Inc.	146,718
490	Knorr-Bremse AG	26,657
11	Kone Oyj Class B	570
100	Kurita Water Industries Ltd.	4,130
979	Lincoln Electric Holdings, Inc.	141,456
4,585	Metso Outotec Oyj	47,214
300	MISUMI Group, Inc.	6,520
1,200	Mitsubishi Heavy Industries Ltd.	47,420
162	Nabtesco Corp.	4,109
500	NGK Insulators Ltd.	6,339
393	Nordson Corp.	93,424
3,600	NTN Corp.	7,134
1,684	Otis Worldwide Corp.	131,874
24,744	PACCAR, Inc.	2,448,914
1,194	Parker-Hannifin Corp.	347,454
2,145	Pentair PLC	96,482
33	Rational AG	19,596
4,086	Rotork PLC	15,184
1,505	Snap-on, Inc.	343,877
4,482	Stanley Black & Decker, Inc.	336,688
200	Sumitomo Heavy Industries Ltd.	3,993
300	Tadano Ltd.	2,070
400	The Japan Steel Works Ltd.	7,858
500	Toyota Industries Corp.	27,163
1,519	Westinghouse Air Brake Technologies Corp.	151,611

		10,581,321

Marine – 0.0%
105	Clarkson PLC	4,107
1,500	Kawasaki Kisen Kaisha Ltd.	31,764
1,700	Mitsui OSK Lines Ltd.	42,479
2,300	Nippon Yusen KK	54,235

		132,585

Shares	Description	Value

Common Stocks – (continued)

Media – 0.1%
4,276	Ascential PLC*	$ 10,422
686	Charter Communications, Inc. Class A*	232,622
14,629	Comcast Corp. Class A	511,576
1,200	CyberAgent, Inc.	10,683
309	Dentsu Group, Inc.	9,693
4,764	Fox Corp. Class A	144,683
1,004	Future PLC	15,303
1,000	Hakuhodo DY Holdings, Inc.	10,036
8,708	Informa PLC	64,960
800	Kadokawa Corp.	14,615
10,778	News Corp. Class A	196,159
2,806	Publicis Groupe SA	179,254
21,392	ViacomCBS, Inc. Class B	361,097
5,362	Vivendi SE	51,223
6,319	WPP PLC	62,432

		1,874,758

Metals & Mining – 0.1%
11,384	Anglo American PLC	445,796
3,958	Antofagasta PLC	73,886
5,059	ArcelorMittal SA	133,467
230	Aurubis AG	18,722
13,293	Centamin PLC	18,165
200	Dowa Holdings Co. Ltd.	6,311
912	Endeavour Mining PLC	19,289
7,048	Evraz PLC*(b)	—
6,785	Ferrexpo PLC	12,816
11,263	Freeport-McMoRan, Inc.	427,994
2,308	Fresnillo PLC	25,218
42,870	Glencore PLC	285,885
1,900	Kobe Steel Ltd.	9,215
200	Maruichi Steel Tube Ltd.	4,089
200	Mitsui Mining & Smelting Co. Ltd.	4,681
3,066	Newmont Corp.	144,715
2,600	Nippon Steel Corp.	45,113
2,560	Nucor Corp.	337,434
4,071	Rio Tinto PLC	286,533
919	voestalpine AG	24,344

		2,323,673

Multiline Retail – 0.1%
10,256	B&M European Value Retail SA	50,909
3,654	Dollar Tree, Inc.*	516,822
2,700	Isetan Mitsukoshi Holdings Ltd.	29,356
918	J. Front Retailing Co. Ltd.	8,331
2,496	Next PLC	174,896
1,600	Pan Pacific International Holdings Corp.	29,719
900	Ryohin Keikaku Co. Ltd.	10,641

28                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Multiline Retail – (continued)
20,357	Target Corp.	$ 3,034,007

		3,854,681

Multi-Utilities – 0.1%
36,680	A2A SpA	48,904
14	Ameren Corp.	1,245
45,966	Centrica PLC	53,461
6,494	CMS Energy Corp.	411,265
1,893	Consolidated Edison, Inc.	180,422
3,908	DTE Energy Co.	459,307
12,173	E.ON SE	121,024
10,326	Engie SA	147,725
20,156	National Grid PLC	241,456
1,001	Telecom Plus PLC	26,497
4,561	Veolia Environnement SA	117,192
5,258	WEC Energy Group, Inc.	492,990

		2,301,488

Oil, Gas & Consumable Fuels – 1.6%
5,037	Apa Corp.	235,127
45,848	BP PLC	264,540
2,056	Capricorn Energy PLC*	6,507
66,517	Chevron Corp.	11,939,136
51,412	ConocoPhillips	6,066,616
9,575	Coterra Energy, Inc.	235,258
45,546	Devon Energy Corp.	2,801,535
1,989	Diamondback Energy, Inc.	272,056
1,878	DTE Midstream LLC*	103,778
15,794	Eni SpA	224,582
26,188	EOG Resources, Inc.	3,391,870
3,346	EQT Corp.	113,195
130,777	Exxon Mobil Corp.	14,424,703
6,649	Galp Energia SGPS SA	89,699
202	Gaztransport Et Technigaz SA	21,588
8,497	Harbour Energy PLC	31,356
22,032	Hess Corp.	3,124,578
4,500	Inpex Corp.	48,354
153,447	Kinder Morgan, Inc.	2,774,322
9,121	Marathon Oil Corp.	246,906
25,926	Marathon Petroleum Corp.	3,017,527
14	Neste Oyj	646
3,719	Occidental Petroleum Corp.	234,260
654	OMV AG	33,642
2,325	Phillips 66	241,986
14,077	Pioneer Natural Resources Co.	3,215,046
10,202	Repsol SA	162,385
9,281	Shell PLC	261,639
1,743	Targa Resources Corp.	128,111
22,287	TotalEnergies SE	1,399,025
15,976	Tullow Oil PLC*	7,148
1,874	Valero Energy Corp.	237,736

		55,354,857

Shares	Description	Value

Common Stocks – (continued)

Paper & Forest Products – 0.0%
10,962	Mondi PLC	$ 185,377
3,240	Stora Enso Oyj Class R	45,683

		231,060

Personal Products – 0.0%
688	Beiersdorf AG	78,619
200	Fancl Corp. Class C	4,072
30,417	Haleon PLC*	120,348
100	Kobayashi Pharmaceutical Co. Ltd.	6,854
996	L’Oreal SA	356,665
200	Pola Orbis Holdings, Inc.	2,815
300	Rohto Pharmaceutical Co. Ltd.	5,270
767	The Estee Lauder Cos., Inc. Class A	190,300
18	Unilever PLC	909

		765,852

Pharmaceuticals – 1.5%
1,506	Astellas Pharma, Inc.	22,900
3,824	AstraZeneca PLC	517,461
10,636	Bayer AG	547,435
85,515	Bristol-Myers Squibb Co.	6,152,804
926	Chugai Pharmaceutical Co. Ltd.	23,619
600	Eisai Co. Ltd.	39,571
26,849	Eli Lilly & Co.	9,822,438
30,814	GSK PLC	532,566
1,562	Hikma Pharmaceuticals PLC	29,109
1,599	Indivior PLC*	35,783
360	Ipsen SA	38,722
76,973	Johnson & Johnson	13,597,281
1,000	Kyowa Kirin Co. Ltd.	22,904
87,713	Merck & Co., Inc.	9,731,757
4	Merck KGaA	772
200	Nippon Shinyaku Co. Ltd.	11,350
1,700	Ono Pharmaceutical Co. Ltd.	39,735
549	Orion Oyj Class B	30,098
801	Otsuka Holdings Co. Ltd.	26,123
187,825	Pfizer, Inc.	9,624,153
1,487	Recordati Industria Chimica e Farmaceutica SpA	61,811
8,525	Sanofi	822,036
479	Santen Pharmaceutical Co. Ltd.	3,903
2,000	Shionogi & Co. Ltd.	99,786
974	Sumitomo Pharma Co. Ltd.	7,383
1,943	Takeda Pharmaceutical Co. Ltd.	60,712
1,352	UCB SA	106,529
13,341	Viatris, Inc.	148,485

The accompanying notes are an integral part of these financial statements.                29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – (continued)
4,861	Zoetis, Inc.	$ 712,380

		52,869,606

Professional Services – 0.0%
252	Arcadis NV	9,921
3,465	Bureau Veritas SA	91,317
4,077	Experian PLC	138,081
18,634	Hays PLC	26,122
7	Intertek Group PLC	341
1,310	Leidos Holdings, Inc.	137,799
700	Nihon M&A Center Holdings, Inc.	8,613
800	Outsourcing, Inc.	5,733
200	Persol Holdings Co. Ltd.	4,254
1,900	Recruit Holdings Co. Ltd.	59,474
8,447	RELX PLC	233,543
1,451	Robert Half International, Inc.	107,127
100	TechnoPro Holdings, Inc.	2,662
1,035	Teleperformance	247,433
1,480	Wolters Kluwer NV	154,860

		1,227,280

Real Estate Management & Development – 0.0%
10,299	Aroundtown SA	23,991
2,350	CBRE Group, Inc. Class A*	180,856
200	Daito Trust Construction Co. Ltd.	20,477
600	Hulic Co. Ltd.	4,711
11,136	IWG PLC*	22,250
846	Kojamo Oyj	12,511
5,200	Mitsubishi Estate Co. Ltd.	67,359
1,000	Nomura Real Estate Holdings, Inc.	21,383
1,815	Savills PLC	18,077
400	Tokyo Tatemono Co. Ltd.	4,843
5,300	Tokyu Fudosan Holdings Corp.	25,133
5,610	Vonovia SE	132,151

		533,742

Road & Rail – 0.2%
800	Central Japan Railway Co.	98,224
5,359	Firstgroup PLC	6,536
700	Keikyu Corp.	7,370
500	Kintetsu Group Holdings Co. Ltd.	16,508
1,200	Kyushu Railway Co.	26,572
200	Nagoya Railroad Co. Ltd.	3,297
3,831	National Express Group PLC*	6,007
421	Old Dominion Freight Line, Inc.	119,471
1,581	Redde Northgate PLC	7,875
300	Tobu Railway Co. Ltd.	6,998

Shares	Description	Value

Common Stocks – (continued)

Road & Rail – (continued)
27,819	Union Pacific Corp.	$ 5,760,480

		6,059,338

Semiconductors & Semiconductor Equipment – 1.1%
5,664	Advanced Micro Devices, Inc.*	366,857
8	Allegro MicroSystems, Inc.*	240
26,646	Analog Devices, Inc.	4,370,743
3,270	Applied Materials, Inc.	318,433
1,403	ASM International NV	355,990
823	Broadcom, Inc.	460,164
100	Disco Corp.	28,502
9	Enphase Energy, Inc.*	2,385
5,017	Entegris, Inc.	329,065
16,091	Infineon Technologies AG	489,036
587	Lam Research Corp.	246,716
14	Lattice Semiconductor Corp.*	908
4,871	Microchip Technology, Inc.	342,188
8,829	Micron Technology, Inc.	441,273
4,691	Monolithic Power Systems, Inc.	1,658,785
89,447	NVIDIA Corp.	13,071,785
2,231	NXP Semiconductors NV	352,565
2,555	ON Semiconductor Corp.*	159,355
1,326	Qorvo, Inc.*	120,189
42,461	QUALCOMM, Inc.	4,668,162
6,650	Renesas Electronics Corp.*	58,774
266	SCREEN Holdings Co. Ltd.	16,962
600	Shinko Electric Industries Co. Ltd.	15,270
1,466	Skyworks Solutions, Inc.	133,597
1	SOITEC*	164
20,500	STMicroelectronics NV	728,433
3,336	Sumco Corp.	44,197
2,404	Teradyne, Inc.	209,989
44,856	Texas Instruments, Inc.	7,411,108
343	Ulvac, Inc.	14,295
4	Universal Display Corp.	432

		36,416,562

Software – 2.1%
1,083	Adobe, Inc.*	364,462
886	Aspen Technology, Inc.*	181,984
3,778	Autodesk, Inc.*	705,995
3,482	Bytes Technology Group PLC	16,291
957	Cadence Design Systems, Inc.*	153,733
17,770	Crowdstrike Holdings, Inc. Class A*	1,871,003
7,023	Darktrace PLC*	22,031
3,353	Dassault Systemes SE	120,573

30                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
6,091	Micro Focus International PLC	$ 39,019
188,705	Microsoft Corp.	45,255,233
422	Nemetschek SE	21,575
100	Oracle Corp Japan	6,502
64,788	Oracle Corp.	5,295,771
19,507	Palo Alto Networks, Inc.*	2,722,007
290	Paycom Software, Inc.*	89,990
43,526	Salesforce, Inc.*	5,771,112
800	Sansan, Inc.*	7,708
4,806	SAP SE	496,175
11,078	ServiceNow, Inc.*	4,301,255
493	Synopsys, Inc.*	157,410
6,787	The Sage Group PLC	61,115
300	Trend Micro, Inc.	14,030
14,531	Workday, Inc. Class A*	2,431,472
31,483	Zoom Video Communications, Inc. Class A*	2,132,658
12,163	Zscaler, Inc.*	1,361,040

		73,600,144

Specialty Retail – 0.7%
100	ABC-Mart, Inc.	5,653
551	Advance Auto Parts, Inc.	81,014
158	AutoZone, Inc.*	389,657
2,921	Bath & Body Works, Inc.	123,091
1,211	Best Buy Co., Inc.	97,134
4,695	Currys PLC	3,034
100	Fast Retailing Co. Ltd.	60,853
1,148	Frasers Group PLC*	9,842
25,516	Industria de Diseno Textil SA	677,731
25,658	JD Sports Fashion PLC	38,991
400	K’s Holdings Corp.	3,431
23,839	Lowe’s Cos., Inc.	4,749,682
3,861	O’Reilly Automotive, Inc.*	3,258,800
3,373	Pets at Home Group PLC	11,565
1,234	Ross Stores, Inc.	143,230
100	Sanrio Co. Ltd.	3,613
104	Shimamura Co. Ltd.	10,364
31,305	The Home Depot, Inc.	9,887,997
48,355	The TJX Cos., Inc.	3,849,058
7	Tractor Supply Co.	1,575
1,306	Ulta Beauty, Inc.*	612,605
1,200	USS Co. Ltd.	19,041
1,539	WH Smith PLC*	27,372
4,200	Yamada Holdings Co. Ltd.	14,909

		24,080,242

Technology Hardware, Storage & Peripherals – 1.2%
302,296	Apple, Inc.	39,277,319
1,325	Canon, Inc.	28,678
1,600	FUJIFILM Holdings Corp.	80,002

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – (continued)
10,463	Hewlett Packard Enterprise Co.	$ 166,990
10,543	HP, Inc.	283,291
1,319	NetApp, Inc.	79,219
56,250	Pure Storage, Inc. Class A*	1,505,250
1,704	Ricoh Co. Ltd.	12,969
1,898	Seagate Technology Holdings PLC	99,854
619	Seiko Epson Corp.	9,006
3,241	Western Digital Corp.*	102,254

		41,644,832

Textiles, Apparel & Luxury Goods – 0.1%
300	Asics Corp.	6,594
3,744	Burberry Group PLC	91,025
4,201	Dr. Martens PLC	9,534
1	Hermes International	1,548
976	HUGO BOSS AG	56,423
1,494	Kering SA	760,337
868	LVMH Moet Hennessy Louis Vuitton SE	631,637
1,803	Moncler SpA	95,806
30	NIKE, Inc. Class B	3,510
5,150	Tapestry, Inc.	196,112

		1,852,526

Trading Companies & Distributors – 0.1%
6,490	Ashtead Group PLC	368,663
806	Brenntag SE	51,403
1,907	Bunzl PLC	63,446
571	Diploma PLC	19,196
2,317	Fastenal Co.	109,640
6,420	Howden Joinery Group PLC	43,350
1,147	ITOCHU Corp.	35,985
2,732	Marubeni Corp.	31,298
3,335	Mitsubishi Corp.	108,270
1,681	Mitsui & Co. Ltd.	48,960
506	MonotaRO Co. Ltd.	7,127
2,176	Rexel SA*	43,038
9,993	RS Group PLC	107,596
500	Sojitz Corp.	9,527
1,400	Sumitomo Corp.	23,272
5,457	United Rentals, Inc.*	1,939,527
1,075	W.W. Grainger, Inc.	597,969
958	Watsco, Inc.	238,925

		3,847,192

Transportation Infrastructure – 0.0%
981	Aena SME SA*(a)	122,976
1	Aeroports de Paris*	134
100	Japan Airport Terminal Co. Ltd.*	4,932
200	Kamigumi Co. Ltd.	4,072

The accompanying notes are an integral part of these financial statements.                31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Transportation Infrastructure – (continued)
500	Mitsubishi Logistics Corp.	$ 11,468

		143,582

Water Utilities – 0.0%
1,976	Severn Trent PLC	63,129

Wireless Telecommunication Services – 0.2%
22,255	Airtel Africa PLC	29,989
3,099	Freenet AG	67,386
5,700	KDDI Corp.	172,863
3,200	SoftBank Group Corp.	135,337
34,118	T-Mobile US, Inc.*	4,776,520
115,605	Vodafone Group PLC	117,075

		5,299,170

TOTAL COMMON STOCKS (Cost $697,118,687)		$ 750,799,119

Shares	Dividend Rate	Value

Preferred Stocks – 0.0%

Auto Manufacturers – 0.0%
Volkswagen AG
6,294	22.881%	$ 780,768

(Cost $801,584)

TOTAL PREFERRED STOCKS (Cost $801,584)		$ 780,768

Shares	Description	Value

Exchange Traded Funds – 20.8%

532,373	Invesco Senior Loan ETF	$ 10,929,618
2,584,305	iShares 5-10 Year Investment Grade Corporate Bond ETF	127,948,941
8,553,927	iShares Core MSCI
	Emerging Markets ETF	399,468,391
44,300	iShares JP Morgan USD
	Emerging Markets Bond ETF	3,747,337
835,814	SPDR Blackstone Senior Loan ETF	34,184,793
1,828,622	SPDR Bloomberg Convertible Securities ETF	117,653,539

Shares	Description	Value

Exchange Traded Funds – (continued)

456,557	Vaneck Fallen Angel High
	Yield Bond ETF	$ 12,336,170
223,600	Vanguard Real Estate ETF	18,442,528

TOTAL EXCHANGE TRADED FUNDS (Cost $777,538,006)		$ 724,711,317

Shares	Dividend Rate	Value

Investment Company(c) – 52.4%

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,824,635,728	4.159%	$1,824,635,728

(Cost $1,824,635,728)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT – 94.8% (Cost $3,300,094,005)		$3,300,926,932

Securities Lending Reinvestment Vehicle(c) –1.2%

Goldman Sachs Financial Square Government Fund - Institutional Shares
43,069,598	4.159%	$ 43,069,598

(Cost $43,069,598)

TOTAL INVESTMENTS – 96.0% (Cost $3,343,163,603)		$3,343,996,530

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%		139,187,311

NET ASSETS – 100.0%		$3,483,183,841

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(c)	Represents an Affiliated Issuer.

32                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	CHF	5,290,000	USD	5,730,311	01/25/23	$7,518
	CZK	100,260,000	USD	4,396,379	01/25/23	32,931
	MXN	87,640,000	USD	4,417,383	01/25/23	57,531
	USD	7,774,048	GBP	6,410,000	01/25/23	19,124

TOTAL						$117,104

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	PHP	238,050,000	USD	4,329,363	01/03/23	$(53,030)
	USD	13,945,762	CAD	18,970,000	01/25/23	(66,312)
	USD	25,109,387	EUR	23,570,000	01/25/23	(166,911)
	USD	7,793,007	IDR	121,312,730,000	01/31/23	(42,847)
	USD	10,778,985	INR	895,580,000	02/01/23	(26,654)
	USD	5,034,145	JPY	661,470,000	01/25/23	(23,561)
	USD	4,141,945	PHP	238,050,000	01/03/23	(134,388)

TOTAL						$(513,703)

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
IBEX 35 Index	67	01/20/23	$5,876,961	$ 6,654
Amsterdam Exchanges Index	35	01/20/23	5,167,648	(328,585)
ASX 90 Day Bank Accepted Bills	40	03/09/23	26,993,724	(9,103)
CAC40 Index	97	01/20/23	6,718,553	(272,906)
Canada 10 Year Government Bonds	39	03/22/23	3,529,874	(121,867)
Copper	4	03/29/23	381,050	(6,806)
Corn	24	03/14/23	814,200	(731)
DAX Index	34	03/17/23	12,727,430	(506,872)
E-Mini Russell 2000 Index	39	03/17/23	3,453,255	(79,435)
Euro Stoxx 50 Index	4,012	03/17/23	162,552,251	(2,310,861)
FTSE 100 Index	791	03/17/23	71,395,830	(297,632)
FTSE/JSE Top 40 Index	123	03/16/23	4,902,264	(192,852)
FTSE/MIB Index	46	03/17/23	5,836,990	(4,346)
Gasoil	6	02/10/23	543,600	938
Gold 100 Oz	36	02/24/23	6,574,320	89,665
Hang Seng Index	35	01/30/23	4,464,989	25,844
HSCEI	50	01/30/23	2,165,154	858
Lead	35	01/16/23	2,032,188	138,917
Lead	24	02/13/23	1,388,100	62,236
Live Cattle	71	02/28/23	4,484,360	59,285
Nickel	4	01/16/23	717,624	119,988
Nickel	6	02/13/23	1,078,740	(51,786)
NYMEX NY Harbor ULSD	6	01/31/23	830,340	133,181
OMXS 30 Index	244	01/20/23	4,774,846	(242,268)

The accompanying notes are an integral part of these financial statements.                33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Primary Aluminum	26	01/16/23	$1,527,182	$ (77,961)
S&P Toronto Stock Exchange 60 Index	16	03/16/23	2,764,904	(76,985)
Silver	23	03/29/23	2,764,600	85,042
Soybean	56	03/14/23	4,267,200	135,611
Sugar 11	146	02/28/23	3,276,941	30,246
Topix Index	251	03/09/23	36,175,442	(1,006,957)
Ultra Long U.S. Treasury Bonds	14	03/22/23	1,754,813	(72,544)
Zinc	25	01/16/23	1,868,906	(112,490)
Zinc	10	02/13/23	745,813	(74,331)

Total				$(4,958,853)

Short position contracts:
10 Year German Euro-Bund	(124)	03/08/23	(17,644,562)	353,538
10 Year U.K. Long Gilt	(39)	03/29/23	(4,710,190)	1,528
10 Year U.S. Treasury Notes	(56)	03/22/23	(6,288,625)	(15,716)
2 Year U.S. Treasury Notes	(21)	03/31/23	(4,306,641)	(2,470)
5 Year German Euro-Bobl	(98)	03/08/23	(12,142,644)	127,235
5 Year U.S. Treasury Notes	(1)	03/31/23	(107,930)	(201)
ASX 90 Day Bank Accepted Bills	(42)	06/08/23	(28,312,273)	2,080
ASX 90 Day Bank Accepted Bills	(51)	09/07/23	(34,362,410)	10,716
Australian 10 Year Government Bonds	(14)	03/15/23	(1,102,664)	(22)
Bank Accept Index	(125)	03/13/23	(21,918,852)	89,460
Bank Accept Index	(112)	06/19/23	(19,643,427)	95,943
Bank Accept Index	(85)	09/18/23	(14,936,208)	38,207
Brent Crude	(23)	01/31/23	(1,975,930)	(170,034)
Cattle Feeder	(12)	03/30/23	(1,117,350)	(17,888)
CBOE Volatility Index	(112)	01/18/23	(2,586,987)	841,776
CBOE Volatility Index	(133)	02/15/23	(3,264,525)	397,185
CBOE Volatility Index	(134)	03/22/23	(3,396,967)	(33,560)
Coffee	(21)	03/21/23	(1,317,487)	(32,041)
Cotton No.2	(23)	03/09/23	(958,755)	28,283
Euro Buxl 30 Year Bonds	(14)	03/08/23	(2,026,746)	79,150
Eurodollars	(319)	03/13/23	(78,082,875)	85,412
Eurodollars	(267)	06/19/23	(65,186,149)	216,054
Eurodollars	(238)	09/18/23	(58,097,119)	213,547
Eurodollars	(221)	12/18/23	(54,218,661)	175,447
Eurodollars	(178)	03/18/24	(44,206,357)	115,794
Eurodollars	(175)	06/17/24	(43,606,204)	82,831
Eurodollars	(146)	09/16/24	(36,644,789)	57,342
Eurodollars	(137)	12/16/24	(34,486,593)	38,529
Euro-Schatz	(148)	03/08/23	(16,701,324)	60,718
French 10 Year Government Bonds	(32)	03/08/23	(4,360,583)	78,339
Italian 10 Year Government Bonds	(28)	03/08/23	(3,264,614)	32,135
Japan 10 Year Government Bonds	(13)	03/13/23	(14,408,564)	3,619
Lead	(35)	01/16/23	(2,032,187)	(168,633)
Lean Hogs	(1)	02/14/23	(35,080)	(2,427)
Nasdaq 100 E-Mini Index	(12)	03/17/23	(2,645,340)	39,877
Natural Gas	(25)	01/27/23	(1,118,750)	188,291
Nickel	(4)	01/16/23	(717,624)	34,500
Primary Aluminum	(26)	01/16/23	(1,527,181)	(9,941)
Primary Aluminum	(12)	02/13/23	(707,853)	(235)

34                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
S&P 500 E-Mini Index	(52)	03/17/23	$(10,038,600)	$ (38,534)
Wheat	(60)	03/14/23	(2,376,000)	44,914
WTI Crude	(38)	01/20/23	(3,049,880)	(310,005)
Zinc	(25)	01/16/23	(1,868,906)	(59,608)
Zinc	(19)	02/13/23	(1,417,044)	58,171

Total				$ 2,729,306

TOTAL FUTURES CONTRACTS				$(2,229,547)

SWAP CONTRACTS — At December 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2022(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 39	5.000%	4.832%	12/20/27		$16,250	$132,755	$(438,307)	$571,062
CDX.NA.IG Index 39	1.000	0.813	12/20/27		104,000	893,270	87,774	805,496
ICE CD ITXEB 38	1.000	0.905	12/20/27	EUR	94,850	467,803	(931,170)	1,398,973
ICE CD ITXEX 38	5.000	4.750	12/20/27		14,200	172,385	(497,515)	669,900

TOTAL						$1,666,213	$(1,779,218)	$3,445,431

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.                35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)		Unrealized Application/ (Depreciation)*

AMZX Index	1M USD LIBOR+0.520%	BofA Securities LLC	12/13/23		$6,407	$73,293
MSCI WORLD DAILY NET RTN INDEX	1M USD LIBOR+0.190	BofA Securities LLC	10/13/23		27,787	389,094
NDDUWI Index	1M SOFR+0.060	BofA Securities LLC	02/10/23		133,485	1,881,196
NDDUWI Index	1M USD LIBOR-0.050	BofA Securities LLC	04/12/23		33,942	477,222
NDUGWI Index	1M USD LIBOR+0.180	BofA Securities LLC	06/12/23		45,700	(1,302,016)
NDUGWI Index	1M USD LIBOR+0.090	BofA Securities LLC	11/10/23		77,777	(2,214,048)
RU10INTR Index	1M SOFR+0.370	BofA Securities LLC	02/02/23		30,574	1,889,689
BCOMRS Index	1M SOFR+0.010	JPMorgan Securities, Inc.	12/08/23		7,185	24,875
JPGSGLHN Index	1M USD LIBOR-0.040	JPMorgan Securities, Inc.	11/22/23		34,178	(381,429)
JPGSGLMN Index	1M USD LIBOR-0.020	JPMorgan Securities, Inc.	05/22/23		21,203	(180,135)
JPGSGLTN Index	1M USD LIBOR-0.070	JPMorgan Securities, Inc.	11/22/23		31,638	(1,218,977)
JPGSMARB Index	1M USD LIBOR+0.780	JPMorgan Securities, Inc.	08/11/23		144,255	704,975
M1WO Index	1M USD LIBOR-0.050	JPMorgan Securities, Inc.	03/10/23		16,659	233,920
NDDUWI Index	1M SOFR+0.030	JPMorgan Securities, Inc.	01/13/23		53,197	749,121
NDDUWI Index	1M SOFR-0.050	JPMorgan Securities, Inc.	02/28/23-03/10/23		158,313	2,224,797
NDDUWI Index	1M USD LIBOR-0.110	JPMorgan Securities, Inc.	09/13/23		9,195	129,084
NDUGWI Index	1M USD LIBOR-0.140	JPMorgan Securities, Inc.	10/13/23		(52,251)	(1,482,247)
NDUGWI Index	1M USD LIBOR+0.110	JPMorgan Securities, Inc.	06/12/23		22,445	(638,467)
SXXGT Index	1M USD LIBOR+0.180	JPMorgan Securities, Inc.	06/19/23	EUR	26,025	283,517
TUKXG Index	1M SONIA+0.170	JPMorgan Securities, Inc.	03/16/23		8,952	(31,905)

TOTAL						$1,611,559

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

(a)	Payments made monthly.

A basket (JPGSMARB) of common stocks

Common Stocks	Sector	Shares	Value	Weight

Tower Semiconductor Ltd	Information Technology	811	$35,056	3.6
Cowen Inc	Financials	915	35,334	3.6
ForgeRock Inc	Information Technology	1,561	35,547	3.6
1Life Healthcare Inc	Health Care	2,128	35,555	3.6
MoneyGram International Inc	Information Technology	3,270	35,608	3.7
Maxar Technologies Inc	Industrials	688	35,620	3.7
KnowBe4 Inc	Information Technology	1,438	35,626	3.7
LHC Group Inc	Health Care	220	35,643	3.7
Poshmark Inc	Consumer Discretionary	1,994	35,660	3.7
STORE Capital Corp	Financials	1,112	35,663	3.7
First Horizon Corp	Financials	1,456	35,670	3.7
Evo Payments Inc	Information Technology	1,054	35,672	3.7
Atlas Air Worldwide Holdings Inc	Industrials	354	35,676	3.7
Aerojet Rocketdyne Holdings Inc	Industrials	639	35,723	3.7
Altra Industrial Motion Corp	Industrials	598	35,724	3.7
iRobot Corp	Consumer Discretionary	743	35,744	3.7
Signify Health Inc	Health Care	1,249	35,803	3.7
Horizon Therapeutics Plc	Health Care	315	35,893	3.7
Activision Blizzard Inc	Communication Services	469	35,922	3.7
South Jersey Industries Inc	Utilities	1,011	35,934	3.7
Coupa Software Inc	Information Technology	454	35,977	3.7
VMware Inc	Information Technology	294	36,034	3.7
OZ Minerals Ltd	Materials	1,300	36,272	3.7
TEGNA Inc	Communication Services	1,721	36,466	3.7

36                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSMARB) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight
Resolute Forest Products Inc	Materials	1,705	$36,817	3.8
Black Knight Inc	Information Technology	601	37,082	3.8
Shaw Communications Inc	Communication Services	1,001	39,050	4.0

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
CBOE Volatility Index	$32.50	01/18/2023	1,120	$3,640,000	$33,040	$ 428,960	$(395,920)
CBOE Volatility Index	30.00	02/15/2023	1,330	3,990,000	161,595	384,370	(222,775)
CBOE Volatility Index	28.00	03/22/2023	1,340	3,752,000	308,870	340,360	(31,490)

Total purchased option contracts			3,790	$11,761,000	$503,505	$1,153,690	$(650,185)

TOTAL			3,790	$11,761,000	$503,505	$1,153,690	$(650,185)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
S&P 500 Index	$3,300.000	01/31/2023	4	$1,320,000	$1,360	$ 4,251	$ (2,891)
S&P 500 Index	3,325.000	01/31/2023	11	3,657,500	4,180	5,178	(998)
S&P 500 Index	3,380.000	01/31/2023	14	4,732,000	6,930	7,151	(221)
S&P 500 Index	3,425.000	01/31/2023	7	2,397,500	4,515	8,510	(3,995)

Total purchased option contracts			36	$12,107,000	$16,985	$ 25,090	$ (8,105)

Written option contracts
Puts
S&P 500 Index	3,705.000	01/31/2023	(11)	(4,075,500)	(45,100)	(41,830)	(3,270)
S&P 500 Index	3,715.000	01/31/2023	(14)	(5,201,000)	(60,900)	(63,450)	2,550
S&P 500 Index	3,845.000	01/31/2023	(4)	(1,538,000)	(35,460)	(35,745)	285
S&P 500 Index	3,935.000	01/31/2023	(7)	(2,754,500)	(95,375)	(86,725)	(8,650)

Total written option contracts			(36)	$(13,569,000)	$(236,835)	$(227,750)	$ (9,085)

TOTAL			-	$(1,462,000)	$(219,850)	$(202,660)	$(17,190)

The accompanying notes are an integral part of these financial statements.                37

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
IDR	—Indonesia Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
PHP	—Philippines Peso
USD	—U.S. Dollar

Investment Abbreviations:
AGC	—Assured Guaranty Corp.
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Abbreviations:
BOFA	—BofA Securities LLC
CDX.NA.HY Ind 39	—CDX North America Investment Grade Index 39
CDX.NA.IG Ind 39	—CDX North America Investment Grade Index 39
ICE	—Inter-Continental Exchange
ICE CD ITXEB	—iTraxx Europe Index
ICE CD ITXEB 38	—iTraxx Europe Index 38
ICE CD ITXEX	—iTraxx Europe Crossover Index
ICE CD ITXEX 38	—iTraxx Ex-Japan Index 38
LIBOR	—London Interbank Offered Rate
SOFR	—Secured Overnight Funding Rate
SONIA	—Sterling Overnight Index Average

38                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2022

Shares	Dividend Rate	Value

Investment Company(a) – 7.6%
Goldman Sachs Financial Square Government Fund - Institutional Shares
72,571,959	4.159%	$ 72,571,959
(Cost $72,571,959)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – 93.0%

U.S. Treasury Obligations – 93.0%
United States Treasury Bills
$ 17,700,000	0.000%(c)	01/17/23	$17,674,678
84,000,000	0.000(c)	01/24/23	83,811,803
88,800,000	0.000(c)	01/31/23	88,527,877
151,300,000	0.000(c)	02/07/23	150,724,874
103,000,000	0.000(c)	02/14/23	102,515,808
100,000,000	0.000(c)	02/28/23	99,333,153
111,000,000	0.000(c)	03/07/23	110,181,255
87,100,000	0.000(c)	03/21/23	86,312,553
10,000,000	0.000	03/23/23	9,906,925
92,100,000	0.000(c)	04/04/23	91,106,103
10,000,000	0.000	04/11/23	9,881,447

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – (continued)

U.S. Treasury Obligations – (continued)
$ 20,000,000	0.000%(c)	04/13/23	$19,774,167
20,000,000	0.000(c)	04/20/23	19,739,247

TOTAL SHORT- TERM INVESTMENTS
(Cost $889,334,960)			$889,489,890

TOTAL INVESTMENTS – 100.6%
(Cost $961,906,919)			$962,061,849

LIABILITIES IN EXCESS OF OTHER
ASSETS – (0.6)%			(5,818,032)

NET ASSETS – 100.0%			$956,243,817

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Brent Crude	853	01/31/23	$73,281,230	$3,357,533
Copper	42	05/26/23	4,005,225	(572)
Corn	261	03/14/23	8,854,425	124,209
Gasoil	96	01/12/23	8,841,600	207,359
Gasoil	274	02/10/23	24,824,400	(516,294)
Gold 100 Oz	178	02/24/23	32,506,360	1,135,191
Lean Hogs	145	04/17/23	5,527,400	3,909
Natural Gas	933	01/27/23	41,751,750	(19,121,481)
Natural Gas	1,529	02/24/23	62,750,160	(24,972,073)
Nickel	133	01/16/23	23,860,998	474,447
Platinum	185	04/26/23	10,016,825	752,032
Primary Aluminum	830	01/16/23	48,752,333	(878,746)
Primary Aluminum	1,004	03/13/23	59,537,451	(178,190)
Primary Aluminum	830	06/19/23	49,914,125	(423,453)
Silver	365	03/29/23	43,873,000	5,320,927
Soybean Meal	518	03/14/23	24,397,800	890,559
Soybean Oil	503	03/14/23	19,336,326	352,050
Wheat	735	03/14/23	29,528,400	(1,095,304)
WTI Crude	564	01/20/23	45,266,640	2,732,443
Zinc	425	01/16/23	31,771,406	(3,143,504)

Total				$(34,978,958)

Short position contracts:
Cocoa	(1,404)	03/16/23	(36,504,000)	(3,093,678)
Coffee	(193)	05/18/23	(12,083,006)	(23,040)

The accompanying notes are an integral part of these financial statements.                    39

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Cotton No.2	(376)	05/08/23	$(15,688,600)	$ 222,889
Gasoline RBOB	(33)	03/31/23	(3,646,427)	106,504
Gasoline RBOB	(29)	04/28/23	(3,192,378)	(405,206)
Live Cattle	(383)	02/28/23	(24,190,280)	(525,488)
Natural Gas	(792)	03/29/23	(31,022,640)	7,245,581
Natural Gas	(417)	04/26/23	(16,392,270)	4,253,344
NY Harbor ULSD	(1)	02/28/23	(133,526)	9,170
NY Harbor ULSD	(27)	03/31/23	(3,470,153)	211,663
NY Harbor ULSD	(23)	04/28/23	(2,878,970)	(327,562)
Oranges	(13)	03/13/23	(398,190)	4,714
Primary Aluminum	(830)	01/16/23	(48,752,333)	404,807
Primary Aluminum	(978)	03/13/23	(57,995,645)	583,886
Primary Aluminum	(1,004)	06/19/23	(60,378,050)	(197,266)
Soybean	(163)	03/14/23	(12,420,600)	(354,098)
Sugar 11	(1,092)	02/28/23	(24,509,722)	(2,547,544)
WTI Crude	(584)	03/21/23	(47,029,520)	(2,178,588)
WTI Crude	(1,692)	04/20/23	(136,121,400)	(8,979,257)

Total				$ (5,589,169)

TOTAL FUTURES CONTRACTS				$(40,568,127)

SWAP CONTRACTS — At December 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

CRB 3M Forward Index	3M USD LIBOR + 0.024%	Citibank NA	01/31/23	$294,318	$ —
CRB 3M Forward Index	3M USD LIBOR + 0.025%	Merrill Lynch & Co., Inc.	01/31/23	285,997	(70,730)
CRB 3M Forward Index	3M USD LIBOR + 0.025%	UBS AG (London)	01/31/23	256,240	(63,371)

TOTAL					$(134,101)

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

Currency Abbreviations:
USD	—U.S. Dollar

Abbreviations:
LIBOR	—London Interbank Offered Rate

40                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 95.4%

Aerospace & Defense – 2.1%
96	General Dynamics Corp.	$ 23,819
267	Howmet Aerospace, Inc.	10,523
53	L3Harris Technologies, Inc.	11,035
58	Lockheed Martin Corp.	28,216
334	Raytheon Technologies Corp.	33,707
17	TransDigm Group, Inc.	10,704

		118,004

Air Freight & Logistics – 0.6%
51	Expeditors International of Washington, Inc.	5,300
168	United Parcel Service, Inc. Class B	29,205

		34,505

Automobiles* – 1.1%
485	Tesla, Inc.	59,742

Banks – 2.2%
551	JPMorgan Chase & Co.	73,889
81	The PNC Financial Services Group, Inc.	12,793
856	Wells Fargo & Co.	35,345

		122,027

Beverages – 3.1%
80	Brown-Forman Corp. Class B	5,254
73	Constellation Brands, Inc. Class A	16,918
542	Keurig Dr Pepper, Inc.	19,328
119	Molson Coors Beverage Co. Class B	6,131
136	Monster Beverage Corp.*	13,808
313	PepsiCo, Inc.	56,546
900	The Coca-Cola Co.	57,249

		175,234

Biotechnology – 2.9%
335	AbbVie, Inc.	54,139
139	Amgen, Inc.	36,507
263	Gilead Sciences, Inc.	22,579
31	Regeneron Pharmaceuticals, Inc.*	22,366
80	Vertex Pharmaceuticals, Inc.*	23,102

		158,693

Building Products – 0.5%
409	Carrier Global Corp.	16,871
79	Trane Technologies PLC	13,279

		30,150

Capital Markets – 2.6%
39	Ameriprise Financial, Inc.	12,143
89	CME Group, Inc.	14,966
18	FactSet Research Systems, Inc.	7,222
201	Intercontinental Exchange, Inc.	20,621
299	Morgan Stanley	25,421
33	MSCI, Inc.	15,351
149	Nasdaq, Inc.	9,141
106	Raymond James Financial, Inc.	11,326
350	The Charles Schwab Corp.	29,141

		145,332

Shares	Description	Value

Common Stocks – (continued)

Chemicals – 1.8%
72	Air Products & Chemicals, Inc.	$ 22,195
304	Corteva, Inc.	17,869
81	Ecolab, Inc.	11,790
97	Linde PLC	31,639
81	The Sherwin-Williams Co.	19,224

		102,717

Commerical Services & Supplies – 1.1%
45	Cintas Corp.	20,323
108	Republic Services, Inc.	13,931
150	Rollins, Inc.	5,481
152	Waste Management, Inc.	23,846

		63,581

Communications Equipment – 1.2%
90	Arista Networks, Inc.*	10,921
812	Cisco Systems, Inc.	38,684
77	Motorola Solutions, Inc.	19,844

		69,449

Construction Materials – 0.2%
50	Vulcan Materials Co.	8,756

Consumer Finance – 0.3%
121	American Express Co.	17,878

Containers & Packaging – 0.2%
494	Amcor PLC	5,884
37	Avery Dennison Corp.	6,697

		12,581

Distributors – 0.2%
73	Genuine Parts Co.	12,666

Diversified Financial Services* – 1.7%
308	Berkshire Hathaway, Inc. Class B	95,141

Diversified Telecommunication Services – 0.4%
1,330	AT&T, Inc.	24,485

Electric Utilities – 2.9%
72	Alliant Energy Corp.	3,975
200	American Electric Power Co., Inc.	18,990
244	Duke Energy Corp.	25,129
72	Entergy Corp.	8,100
95	Eversource Energy	7,965
294	Exelon Corp.	12,710
274	FirstEnergy Corp.	11,492
444	NextEra Energy, Inc.	37,118
270	The Southern Co.	19,281
211	Xcel Energy, Inc.	14,793

		159,553

Electrical Equipment – 1.1%
78	AMETEK, Inc.	10,898
108	Eaton Corp. PLC	16,951
211	Emerson Electric Co.	20,269
48	Rockwell Automation, Inc.	12,363

		60,481

The accompanying notes are an integral part of these financial statements.                    41

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – 1.4%
219	Amphenol Corp. Class A	$ 16,675
46	CDW Corp.	8,215
200	Corning, Inc.	6,388
99	Keysight Technologies, Inc.*	16,936
162	TE Connectivity Ltd.	18,597
15	Teledyne Technologies, Inc.*	5,999
81	Trimble, Inc.*	4,095

		76,905

Entertainment – 1.5%
105	Electronic Arts, Inc.	12,829
90	Netflix, Inc.*	26,539
63	Take-Two Interactive Software, Inc.*	6,560
418	The Walt Disney Co.*	36,316

		82,244

Equity Real Estate Investment Trusts (REITs) – 1.3%
50	AvalonBay Communities, Inc.	8,076
31	Equinix, Inc.	20,306
105	Equity Residential	6,195
271	Healthpeak Properties, Inc.	6,794
53	Public Storage	14,850
108	Regency Centers Corp.	6,750
24	SBA Communications Corp.	6,727

		69,698

Food & Staples Retailing – 2.2%
100	Costco Wholesale Corp.	45,650
223	Sysco Corp.	17,048
186	The Kroger Co.	8,292
364	Walmart, Inc.	51,612

		122,602

Food Products – 2.4%
113	Campbell Soup Co.	6,413
233	Conagra Brands, Inc.	9,017
196	General Mills, Inc.	16,435
225	Hormel Foods Corp.	10,249
179	Kellogg Co.	12,707
65	Lamb Weston Holdings, Inc.	5,808
109	McCormick & Co., Inc.	9,035
466	Mondelez International, Inc. Class A	31,059
87	The Hershey Co.	20,146
349	The Kraft Heinz Co.	14,208

		135,077

Health Care Equipment & Supplies – 4.2%
453	Abbott Laboratories	49,735
102	Becton Dickinson & Co.	25,938
451	Boston Scientific Corp.*	20,868
109	Dexcom, Inc.*	12,343
227	Edwards Lifesciences Corp.*	16,936
142	Hologic, Inc.*	10,623
30	IDEXX Laboratories, Inc.*	12,239
79	Intuitive Surgical, Inc.*	20,963
276	Medtronic PLC	21,451
60	ResMed, Inc.	12,488

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – (continued)
67	Stryker Corp.	$ 16,381
107	Zimmer Biomet Holdings, Inc.	13,642

		233,607

Health Care Providers & Services – 5.5%
57	AmerisourceBergen Corp.	9,445
185	Cardinal Health, Inc.	14,221
157	Centene Corp.*	12,876
68	Cigna Corp.	22,531
303	CVS Health Corp.	28,237
59	Elevance Health, Inc.	30,265
65	HCA Healthcare, Inc.	15,597
70	Henry Schein, Inc.*	5,591
45	Humana, Inc.	23,049
61	McKesson Corp.	22,882
25	Molina Healthcare, Inc.*	8,255
79	Quest Diagnostics, Inc.	12,359
188	UnitedHealth Group, Inc.	99,674

		304,982

Hotels, Restaurants & Leisure – 2.7%
15	Chipotle Mexican Grill, Inc.*	20,812
38	Darden Restaurants, Inc.	5,257
24	Domino’s Pizza, Inc.	8,314
140	Hilton Worldwide Holdings, Inc.	17,690
90	Marriott International, Inc. Class A	13,400
179	McDonald’s Corp.	47,172
295	Starbucks Corp.	29,264
78	Yum! Brands, Inc.	9,990

		151,899

Household Products – 2.2%
64	Church & Dwight Co., Inc.	5,159
210	Colgate-Palmolive Co.	16,546
150	Kimberly-Clark Corp.	20,363
46	The Clorox Co.	6,455
473	The Procter & Gamble Co.	71,688

		120,211

Industrial Conglomerates – 1.0%
233	General Electric Co.	19,523
175	Honeywell International, Inc.	37,503

		57,026

Insurance – 2.1%
59	Aon PLC Class A	17,708
58	Arthur J. Gallagher & Co.	10,935
80	Chubb Ltd.	17,648
180	Marsh & McLennan Cos., Inc.	29,786
132	MetLife, Inc.	9,553
111	The Progressive Corp.	14,398
53	The Travelers Cos., Inc.	9,937
119	W.R. Berkley Corp.	8,636

		118,601

Interactive Media & Services* – 3.9%
1,908	Alphabet, Inc. Class A	168,343

42                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Interactive Media & Services* – (continued)
395	Meta Platforms, Inc. Class A	$ 47,534

		215,877

IT Services – 5.7%
156	Accenture PLC Class A	41,627
96	Automatic Data Processing, Inc.	22,931
130	Cognizant Technology Solutions Corp. Class A	7,435
197	Fiserv, Inc.*	19,911
32	Gartner, Inc.*	10,756
187	International Business Machines Corp.	26,346
57	Jack Henry & Associates, Inc.	10,007
187	Mastercard, Inc. Class A	65,025
153	Paychex, Inc.	17,681
232	PayPal Holdings, Inc.*	16,523
24	VeriSign, Inc.*	4,931
349	Visa, Inc. Class A	72,508

		315,681

Life Sciences Tools & Services – 2.4%
111	Agilent Technologies, Inc.	16,611
154	Danaher Corp.	40,875
63	IQVIA Holdings, Inc.*	12,908
6	Mettler-Toledo International, Inc.*	8,673
48	PerkinElmer, Inc.	6,730
82	Thermo Fisher Scientific, Inc.	45,157

		130,954

Machinery – 2.8%
96	Caterpillar, Inc.	22,998
61	Cummins, Inc.	14,780
54	Deere & Co.	23,153
88	Dover Corp.	11,916
217	Fortive Corp.	13,942
30	IDEX Corp.	6,850
77	Illinois Tool Works, Inc.	16,963
227	Otis Worldwide Corp.	17,776
42	Parker-Hannifin Corp.	12,222
40	Snap-on, Inc.	9,140
63	Xylem, Inc.	6,966

		156,706

Media – 0.6%
807	Comcast Corp. Class A	28,221
191	Fox Corp. Class A	5,801

		34,022

Multiline Retail – 0.5%
59	Dollar General Corp.	14,529
78	Dollar Tree, Inc.*	11,032

		25,561

Multi-Utilities – 1.4%
102	Ameren Corp.	9,070
119	CMS Energy Corp.	7,536
186	Dominion Energy, Inc.	11,405
111	DTE Energy Co.	13,046

Shares	Description	Value

Common Stocks – (continued)

Multi-Utilities – (continued)
141	Public Service Enterprise Group, Inc.	$ 8,639
118	Sempra Energy	18,236
108	WEC Energy Group, Inc.	10,126

		78,058

Oil, Gas & Consumable Fuels – 2.6%
225	ConocoPhillips	26,550
234	Coterra Energy, Inc.	5,749
152	Devon Energy Corp.	9,350
777	Exxon Mobil Corp.	85,703
119	ONEOK, Inc.	7,818
256	The Williams Cos., Inc.	8,423

		143,593

Personal Products – 0.3%
57	The Estee Lauder Cos., Inc. Class A	14,142

Pharmaceuticals – 4.7%
428	Bristol-Myers Squibb Co.	30,795
174	Eli Lilly & Co.	63,656
498	Johnson & Johnson	87,972
481	Merck & Co., Inc.	53,367
181	Zoetis, Inc.	26,525

		262,315

Professional Services – 0.2%
38	Leidos Holdings, Inc.	3,997
40	Verisk Analytics, Inc.	7,057

		11,054

Road & Rail – 1.3%
429	CSX Corp.	13,291
64	Norfolk Southern Corp.	15,771
39	Old Dominion Freight Line, Inc.	11,067
158	Union Pacific Corp.	32,717

		72,846

Semiconductors & Semiconductor Equipment – 3.1%
73	Broadcom, Inc.	40,816
48	Enphase Energy, Inc.*	12,718
436	NVIDIA Corp.	63,717
204	QUALCOMM, Inc.	22,428
212	Texas Instruments, Inc.	35,027

		174,706

Software – 2.4%
63	Autodesk, Inc.*	11,773
223	Fortinet, Inc.*	10,902
55	Intuit, Inc.	21,407
284	Oracle Corp.	23,214
15	Paycom Software, Inc.*	4,655
34	Roper Technologies, Inc.	14,691
217	Salesforce, Inc.*	28,772
44	ServiceNow, Inc.*	17,084

		132,498

Specialty Retail – 3.2%
9	AutoZone, Inc.*	22,196

                The accompanying notes are an integral part of these financial statements.                    43

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
135	Lowe’s Cos., Inc.	$ 26,897
29	O’Reilly Automotive, Inc.*	24,477
181	The Home Depot, Inc.	57,171
303	The TJX Cos., Inc.	24,119
51	Tractor Supply Co.	11,473
25	Ulta Beauty, Inc.*	11,727

		178,060

Technology Hardware, Storage & Peripherals – 5.9%
2,515	Apple, Inc.	326,774
65	NetApp, Inc.	3,904

		330,678

Textiles, Apparel & Luxury Goods – 0.6%
298	NIKE, Inc. Class B	34,869

Trading Companies & Distributors – 0.5%
287	Fastenal Co.	13,581
22	W.W. Grainger, Inc.	12,237

		25,818

Water Utilities – 0.1%
51	American Water Works Co., Inc.	7,773

Wireless Telecommunication Services* – 0.5%
186	T-Mobile US, Inc.	26,040

TOTAL COMMON STOCKS
(Cost $5,503,977)		$5,315,078

Shares	Dividend Rate	Value

Investment Company(a) – 5.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
278,504	4.159%	$ 278,504
(Cost $278,504)

TOTAL INVESTMENTS – 100.4%
(Cost $ 5,782,481)		$5,593,582

LIABILITIES IN EXCESS OF OTHER
ASSETS – (0.4)%		(24,983)

NET ASSETS – 100.0%		$5,568,599

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	2	03/17/23	$386,100	$(16,389)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Puts
S&P 500 Index	$3,740.000	01/31/2023	15	$ 5,610,000	$ 73,425	$ 93,082	$(19,657)

Total purchased option contract			15	$ 5,610,000	$ 73,425	$ 93,082	$(19,657)

44                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$3,980.000	01/31/2023	(15)	$ (5,970,000)	$(53,400)	$(38,742)	$(14,658)
Puts
S&P 500 Index	3,535.000	01/31/2023	(15)	(5,302,500)	(19,500)	(25,581)	6,081

Total written option contracts			(30)	$(11,272,500)	$(72,900)	$(64,323)	$ (8,577)

TOTAL			(15)	$ (5,662,500)	$ 525	$ 28,759	$(28,234)

Investment Abbreviations:
PLC	—Public Limited Company

            The accompanying notes are an integral part of these financial statements.                    45

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Assets and Liabilities

December 31, 2022

	Absolute Return Tracker Fund(a)	Commodity Strategy Fund(a)	Defensive Equity Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,475,458,277, $889,334,960 and $5,503,977, respectively)(b)	$1,476,291,204	$889,489,890	$5,315,078
Investments in affiliated issuers, at value (cost $1,824,635,728, $72,571,959 and $278,504, respectively)	1,824,635,728	72,571,959	278,504
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $43,069,598, $0 and $0, respectively)	43,069,598	—	—
Purchased options, at value (premium paid $1,178,780, $0 and $93,082, respectively)	520,490	—	73,425
Cash	63,938,003	1,475,360	85,864
Foreign currencies, at value (cost $17,893,784, $0 and $0, respectively)	18,306,028	—	—
Unrealized gain on swap contracts	9,060,783	—	—
Unrealized gain on forward foreign currency exchange contracts	117,104	—	—
Variation margin on futures contracts	—	—	5,350
Variation margin on swaps contracts	130,628	—	—
Receivables:
Collateral on certain derivative contracts(c)	88,448,910	—	23,320
Investments sold	47,231,204	—	694,406
Fund shares sold	9,215,331	2,513,188	—
Dividends	7,184,815	295,893	4,963
Due from broker	327,143	—	—
Foreign tax reclaims	283,844	—	—
Securities lending income	77,753	—	—
Reimbursement from investment adviser	65,963	21,947	33,086
Due from broker - upfront payment	—	259,328	—
Other assets	105,781	374,954	54,402

Total assets	3,589,010,310	967,002,519	6,568,398

Liabilities:
Unrealized loss on swap contracts	7,449,224	134,101	—
Variation margin on futures contracts	3,174,025	5,165,845	—
Unrealized loss on forward foreign currency exchange contracts	513,703	—	—
Written option contracts, at value (premium received $227,750, $0 and $64,323, respectively)	236,835	—	72,900
Payables:
Payable upon return of securities loaned	43,069,598	—	—
Investments purchased	27,254,217	295,893	803,027
Fund shares redeemed	20,936,174	1,130,107	12,908
Management fees	1,725,891	426,204	2,543
Due to broker	546,033	3,215,676	—
Distribution and Service fees and Transfer Agency fees	165,950	56,439	565
Due to broker — upfront payment	75,410	—	—
Accrued expenses	679,409	334,437	107,856

Total liabilities	105,826,469	10,758,702	999,799

Net Assets:
Paid-in capital	3,838,304,339	966,343,238	6,118,242
Total distributable loss	(355,120,498)	(10,099,421)	(549,643)

NET ASSETS	$3,483,183,841	$956,243,817	$5,568,599
Net Assets:
Class A	$ 41,000,743	$ 35,334,494	$ 236,211
Class C	5,573,652	6,197,282	300,909
Institutional	2,795,271,915	339,163,773	5,031,479
Investor	248,085,390	115,917,793	—
Class R6	169,335,319	155,511,398	—
Class R	1,485,665	4,207,957	—
Class P	222,431,157	299,911,120	—
Total Net Assets	$3,483,183,841	$956,243,817	$5,568,599
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,902,682	3,797,527	25,524
Class C	746,384	727,077	32,815
Institutional	320,115,815	35,837,969	120,615	*
Investor	28,809,238	12,242,074	—
Class R6	19,421,568	16,387,900	—
Class R	184,719	463,838	—
Class P	25,480,767	31,614,300	—
Net asset value, offering and redemption price per share:(d)
Class A	$8.36	$9.30	$9.25
Class C	7.47	8.52	9.17
Institutional	8.73	9.46	41.72	*
Investor	8.61	9.47	—
Class R6	8.72	9.49	—
Class R	8.04	9.07	—
Class P	8.73	9.49	—

*	On January 18, 2023, the Fund effected a 4.5 -for-1 reverse share split. Shares outstanding and net asset value has been adjusted to reflect the reverse share split.
(a)

Statements of Assets and Liabilities for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes loaned securities having a market value of $42,079,521, $0 and $0, respectively.
(c)	Segregated for initial margin and/or collateral as follows:

46                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

  Statements of Assets and Liabilities (continued)

    December 31, 2022

Fund	Futures	Swaps	Options
Absolute Return Tracker	$39,610,430	$44,367,629	$4,470,851
Defensive Equity	23,320	—	—

(d)

Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy and Defensive Equity Funds is $8.85, $9.74 and $9.81, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                47

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	Absolute Return Tracker Fund(a)	Commodity Strategy Fund(a)	Defensive Equity Fund

Investment Income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $343,719, $0 and $12,respectively)	$38,480,594	$—	$78,788

Dividends — affiliated issuers	30,106,880	1,992,526	3,394

Securities lending income — affiliated issuers	971,030	—	—

Interest	268,001	14,175,557	232

Total investment income	69,826,505	16,168,083	82,414

Expenses:

Management fees	24,464,785	5,840,407	31,475

Transfer Agency fees(b)	1,853,879	480,929	3,099

Custody, accounting and administrative services	675,959	271,872	41,071

Registration fees	255,931	208,426	75,855

Printing and mailing costs	249,650	41,375	36,522

Professional fees	215,977	197,500	141,458

Distribution and Service (12b-1) fees(b)	181,294	175,563	2,954

Prime broker fees	41,290	—	—

Trustee fees	34,642	29,505	27,444

Service fees — Class C	17,293	14,907	713

Other	85,171	33,181	82

Total expenses	28,075,871	7,293,665	360,673

Less — expense reductions	(3,892,012)	(1,202,409)	(322,522)

Net expenses	24,183,859	6,091,256	38,151

NET INVESTMENT INCOME	45,642,646	10,076,827	44,263

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(158,517,558)	337,243	(717,576)

Purchased options	(5,914,024)	—	(213,568)

Futures contracts	84,020,142	(1,261,758)	(68,240)

Written options	(3,754,419)	—	653,925

Swap contracts	24,502,947	46,431,885	—

Forward foreign currency exchange contracts	30,520,027	—	—

Foreign currency transactions	(8,843,871)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(259,327,064)	178,229	(597,312)

Purchased options	(287,303)	—	70,661

Futures contracts	(4,927,928)	(22,539,074)	(26,273)

Written options	(125,056)	—	(26,632)

Swap contracts	8,527,680	(131,293)	—

Forward foreign currency exchange contracts	3,786,041	—	—

Foreign currency translation	(1,440,781)	—	—

Net realized and unrealized gain (loss)	(291,781,167)	23,015,232	(925,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(246,138,521)	$33,092,059	$(880,752)

(a)

Statement of Operations for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of a wholly-owned subsidiary, Cayman Commodity-ART, LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

48                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2022

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees

Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	$122,078	$51,880	$7,336	$78,130	$11,068	$1,218,721	$424,048	$46,344	$2,348	$ 73,220
Commodity Strategy	109,622	44,720	21,221	52,618	7,155	133,977	135,921	42,273	5,093	103,892
Defensive Equity	601	2,140	213	383	457	2,097	69	13	68	12

The accompanying notes are an integral part of these financial statements.                 49

GOLDMAN SACHS ALTERNATIVE FUNDS II

  Statements of Changes in Net Assets

	Absolute Return Tracker Fund(a)		Commodity Strategy Fund(a)

	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:

Net investment income (loss)	$ 45,642,646	$ 10,389,413	$ 10,076,827	$(2,292,228)

Net realized gain (loss)	(37,986,756)	199,473,869	45,507,370	112,125,493

Net change in unrealized gain (loss)	(253,794,411)	8,788,664	(22,492,138)	(21,627,129)

Net increase (decrease) in net assets resulting from operations	(246,138,521)	218,651,946	33,092,059	88,206,136

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,019,996)	(4,908,995)	(3,366,330)	(5,752,510)

Class C Shares	(258,282)	(780,933)	(615,139)	(463,509)

Institutional Shares	(148,069,452)	(251,781,263)	(33,231,386)	(31,246,856)

Investor Shares	(12,524,655)	(20,262,094)	(10,972,858)	(5,021,769)

Class R6 Shares	(8,326,828)	(12,919,930)	(15,725,522)	(13,507,757)

Class R Shares	(72,396)	(134,664)	(389,529)	(463,777)

Class P Shares	(11,345,579)	(20,270,234)	(28,076,602)	(20,048,961)

Total distributions to shareholders	(182,617,188)	(311,058,113)	(92,377,366)	(76,505,139)

From share transactions:

Proceeds from sales of shares	1,753,016,889	1,612,413,440	1,138,585,427	336,827,798

Reinvestment of distributions	132,565,385	228,421,762	83,688,134	65,973,579

Cost of shares redeemed	(1,639,558,743)	(1,552,144,654)	(728,136,622)	(125,874,133)

Net increase in net assets resulting from share transactions	246,023,531	288,690,548	494,136,939	276,927,244

TOTAL INCREASE (DECREASE)	(182,732,178)	196,284,381	434,851,632	288,628,241

Net assets:

Beginning of year	3,665,916,019	3,469,631,638	521,392,185	232,763,944

End of year	$ 3,483,183,841	$ 3,665,916,019	$ 956,243,817	$521,392,185

(a)

Statements of Changes in Net Assets for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

50                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statements of Changes in Net Assets (continued)

	Defensive Equity Fund

	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:

Net investment income	$ 44,263	$ 30,609

Net realized gain (loss)	(345,459)	783,924

Net change in unrealized gain (loss)	(579,556)	3,547

Net increase (decrease) in net assets resulting from operations	(880,752)	818,080

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,254)	(17,059)

Class C Shares	—	(7,588)

Institutional Shares	(45,517)	(497,162)

Investor Shares	—	(4,551)

Class R6 Shares	—	(4,623)

Class R Shares	—	(4,340)

Class P Shares	—	(4,623)

Total distributions to shareholders	(46,771)	(539,946)

From share transactions:

Proceeds from sales of shares	438,545	1,097,648

Reinvestment of distributions	46,771	539,946

Cost of shares redeemed	(920,363)	(519,323)

Net increase (decrease) in net assets resulting from share transactions	(435,047)	1,118,271

TOTAL INCREASE (DECREASE)	(1,362,570)	1,396,405

Net assets:

Beginning of year	6,931,169	5,534,764

End of year	$ 5,568,599	$ 6,931,169

The accompanying notes are an integral part of these financial statements.                51

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class A Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.40	$9.69	$9.44	$8.84	$9.31

Net investment income (loss)(a)	0.07	(0.01)	(0.01)	0.10	0.07

Net realized and unrealized gain (loss)	(0.69)	0.59	0.32	0.81	(0.33)

Total from investment operations	(0.62)	0.58	0.31	0.91	(0.26)

Distributions to shareholders from net investment income	(0.31)	—	(0.01)	(0.09)	(0.07)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.42)	(0.87)	(0.06)	(0.31)	(0.21)

Net asset value, end of year	$8.36	$9.40	$9.69	$9.44	$8.84

Total return(b)	(6.62)%	6.09%	3.29%	10.36%	(2.80)%

Net assets, end of year (in 000s)	$41,001	$57,882	$61,642	$80,596	$65,635

Ratio of total expenses to average net assets	1.09%	1.09%	1.11%	1.11%	1.26%

Ratio of net expenses to average net assets	1.00%	1.04%	0.96%	0.97%	1.00%

Ratio of net investment income (loss) to average net assets	0.80%	(0.10)%	(0.10)%	1.08%	0.73%

Portfolio turnover rate(c)	184%	133%	193%	127%	137%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.43	$8.84	$8.69	$8.14	$8.61

Net investment income (loss)(a)	0.00 (b)	(0.08)	(0.07)	0.03	—(b)

Net realized and unrealized gain (loss)	(0.61)	0.54	0.28	0.75	(0.31)

Total from investment operations	(0.61)	0.46	0.21	0.78	(0.31)

Distributions to shareholders from net investment income	(0.24)	—	(0.01)	(0.01)	(0.02)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.35)	(0.87)	(0.06)	(0.23)	(0.16)

Net asset value, end of year	$7.47	$8.43	$8.84	$8.69	$8.14

Total return(c)	(7.23)%	5.31%	2.43%	9.69%	(3.60)%

Net assets, end of year (in 000s)	$5,574	$7,973	$9,638	$15,761	$18,985

Ratio of total expenses to average net assets	1.84%	1.84%	1.86%	1.86%	2.00%

Ratio of net expenses to average net assets	1.75%	1.79%	1.71%	1.72%	1.75%

Ratio of net investment income (loss) to average net assets	0.06%	(0.84)%	(0.84)%	0.34%	—%	(d)

Portfolio turnover rate(e)	184%	133%	193%	127%	137%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Amount is less than $0.005 per share.

(c)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   Amount is less than 0.005%.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                53

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Institutional Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.80	$10.03	$9.74	$9.10	$9.58

Net investment income(a)	0.11	0.03	0.03	0.14	0.11

Net realized and unrealized gain (loss)	(0.72)	0.61	0.32	0.85	(0.35)

Total from investment operations	(0.61)	0.64	0.35	0.99	(0.24)

Distributions to shareholders from net investment income	(0.35)	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.46)	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of year	$8.73	$9.80	$10.03	$9.74	$9.10

Total return(b)	(6.27)%	6.48%	3.60%	10.91%	(2.47)%

Net assets, end of year (in 000s)	$2,795,272	$2,955,943	$2,928,949	$2,852,690	$2,129,116

Ratio of total expenses to average net assets	0.72%	0.72%	0.73%	0.73%	0.88%

Ratio of net expenses to average net assets	0.63%	0.68%	0.58%	0.59%	0.61%

Ratio of net investment income to average net assets	1.23%	0.30%	0.28%	1.46%	1.13%

Portfolio turnover rate(c)	184%	133%	193%	127%	137%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Investor Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.67	$9.92	$9.64	$9.02	$9.50

Net investment income(a)	0.10	0.02	0.02	0.13	0.10

Net realized and unrealized gain (loss)	(0.71)	0.60	0.32	0.83	(0.35)

Total from investment operations	(0.61)	0.62	0.34	0.96	(0.25)

Distributions to shareholders from net investment income	(0.34)	—	(0.01)	(0.12)	(0.09)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.45)	(0.87)	(0.06)	(0.34)	(0.23)

Net asset value, end of year	$8.61	$9.67	$9.92	$9.64	$9.02

Total return(b)	(6.37)%	6.35%	3.54%	10.66%	(2.58)%

Net assets, end of year (in 000s)	$248,085	$243,761	$246,694	$370,779	$254,436

Ratio of total expenses to average net assets	0.84%	0.84%	0.86%	0.87%	0.98%

Ratio of net expenses to average net assets	0.75%	0.79%	0.71%	0.72%	0.75%

Ratio of net investment income to average net assets	1.12%	0.16%	0.16%	1.33%	1.08%

Portfolio turnover rate(c)	184%	133%	193%	127%	137%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                55

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class R6 Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.78	$10.02	$9.72	$9.09	$9.57

Net investment income(a)	0.11	0.05	0.03	0.14	0.12

Net realized and unrealized gain (loss)	(0.71)	0.58	0.33	0.84	(0.36)

Total from investment operations	(0.60)	0.63	0.36	0.98	(0.24)

Distributions to shareholders from net investment income	(0.35)	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.46)	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of year	$8.72	$9.78	$10.02	$9.72	$9.09

Total return(b)	(6.17)%	6.38%	3.71%	10.82%	(2.46)%

Net assets, end of year (in 000s)	$169,335	$153,588	$9,353	$9,284	$6,030

Ratio of total expenses to average net assets	0.71%	0.70%	0.72%	0.72%	0.84%

Ratio of net expenses to average net assets	0.62%	0.66%	0.57%	0.58%	0.60%

Ratio of net investment income to average net assets	1.23%	0.51%	0.29%	1.47%	1.20%

Portfolio turnover rate(c)	184%	133%	193%	127%	137%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class R Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.06	$9.40	$9.18	$8.61	$9.08

Net investment income (loss)(a)	0.05	(0.03)	(0.03)	0.08	0.04

Net realized and unrealized gain (loss)	(0.66)	0.56	0.31	0.78	(0.33)

Total from investment operations	(0.61)	0.53	0.28	0.86	(0.29)

Distributions to shareholders from net investment income	(0.30)	—	(0.01)	(0.07)	(0.04)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.41)	(0.87)	(0.06)	(0.29)	(0.18)

Net asset value, end of year	$8.04	$9.06	$9.40	$9.18	$8.61

Total return(b)	(6.79)%	5.73%	3.06%	10.06%	(3.13)%

Net assets, end of year (in 000s)	$1,486	$1,536	$1,562	$2,347	$1,954

Ratio of total expenses to average net assets	1.34%	1.34%	1.36%	1.37%	1.53%

Ratio of net expenses to average net assets	1.25%	1.29%	1.21%	1.22%	1.25%

Ratio of net investment income (loss) to average net assets	0.60%	(0.33)%	(0.35)%	0.83%	0.45%

Portfolio turnover rate(c)	184%	133%	193%	127%	137%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                57

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Class P Shares

	Year Ended December 31,				Period Ended December 31, 2018(a)

	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.79	$10.02	$9.73	$9.09	$9.64

Net investment income(b)	0.11	0.03	0.03	0.14	0.10

Net realized and unrealized gain (loss)	(0.71)	0.61	0.32	0.85	(0.41)

Total from investment operations	(0.60)	0.64	0.35	0.99	(0.31)

Distributions to shareholders from net investment income	(0.35)	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	(0.46)	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of period	$8.73	$9.79	$10.02	$9.73	$9.09

Total return(c)	(6.16)%	6.48%	3.61%	10.93%	(3.17)%

Net assets, end of period (in 000s)	$222,431	$245,233	$211,794	$219,701	$152,975

Ratio of total expenses to average net assets	0.71%	0.71%	0.72%	0.72%	0.74%(d)

Ratio of net expenses to average net assets	0.62%	0.66%	0.57%	0.58%	0.59%(d)

Ratio of net investment income to average net assets	1.23%	0.33%	0.29%	1.48%	1.41%(d)

Portfolio turnover rate(e)	184%	133%	193%	127%	137%

(a)   Class P Shares commenced operations on April 17, 2018.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)   Annualized.

(e)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class A Shares

	Year Ended December 31,

	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.90		$7.79	$10.17	$9.66	$11.49

Net investment income (loss)(a)	0.05		(0.09)	(0.03)	0.14	0.10

Net realized and unrealized gain (loss)	1.32		2.67	(2.33)	1.44	(1.84)

Total from investment operations	1.37		2.58	(2.36)	1.58	(1.74)

Distributions to shareholders from net investment income	(0.97)		(1.47)	(0.02)	(0.18)	(0.09)

Distributions to shareholders from return of capital	—		—	—	(0.89)	—

Total distributions	(0.97)		(1.47)	(0.02)	(1.07)	(0.09)

Net asset value, end of year	$9.30		$8.90	$7.79	$10.17	$9.66

Total return(b)	15.36%		33.03%	(23.16)%	16.31%	(15.17)%

Net assets, end of year (in 000s)	$35,334		$40,183	$15,324	$22,569	$25,351

Ratio of total expenses to average net assets	0.95%		1.08%	1.28%	1.09%	1.01%

Ratio of net expenses to average net assets	0.92%		0.92%	0.80%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	0.50%		(0.90)%	(0.39)%	1.34%	0.88%

Portfolio turnover rate(c)	—	%(d)	83%	70%	52%	46%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.                59

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class C Shares

	Year Ended December 31,

	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.25		$7.32	$9.61	$9.17	$10.92

Net investment income (loss)(a)	(0.01)		(0.15)	(0.08)	0.08	0.02

Net realized and unrealized gain (loss)	1.21		2.50	(2.21)	1.35	(1.75)

Total from investment operations	1.20		2.35	(2.29)	1.43	(1.73)

Distributions to shareholders from net investment income	(0.93)		(1.42)	—	(0.17)	(0.02)

Distributions to shareholders from return of capital	—		—	—	(0.82)	—

Total distributions	(0.93)		(1.42)	—	(0.99)	(0.02)

Net asset value, end of year	$8.52		$8.25	$7.32	$9.61	$9.17

Total return(b)	14.51%		32.04%	(23.77)%	15.54%	(15.84)%

Net assets, end of year (in 000s)	$6,197		$3,125	$1,340	$2,271	$2,472

Ratio of total expenses to average net assets	1.70%		1.83%	2.03%	1.84%	1.76%

Ratio of net expenses to average net assets	1.67%		1.67%	1.55%	1.59%	1.59%

Ratio of net investment income (loss) to average net assets	(0.05)%		(1.65)%	(1.12)%	0.81%	0.14%

Portfolio turnover rate(c)	—	%(d)	83%	70%	52%	46%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal year ended December 31, 2022.

60                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Institutional Shares

	Year Ended December 31,

	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.04		$7.88	$10.28	$9.74	$11.61

Net investment income (loss)(a)	0.11		(0.06)	(0.01)	0.09	0.15

Net realized and unrealized gain (loss)	1.32		2.71	(2.36)	1.56	(1.88)

Total from investment operations	1.43		2.65	(2.37)	1.65	(1.73)

Distributions to shareholders from net investment income	(1.01)		(1.49)	(0.03)	(0.19)	(0.14)

Distributions to shareholders from return of capital	—		—	—	(0.92)	—

Total distributions	(1.01)		(1.49)	(0.03)	(1.11)	(0.14)

Net asset value, end of year	$9.46		$9.04	$7.88	$10.28	$9.74

Total return(b)	15.75%		33.52%	(22.96)%	16.77%	(14.89)%

Net assets, end of year (in 000s)	$339,164		$206,782	$127,172	$156,673	$259,239

Ratio of total expenses to average net assets	0.62%		0.75%	0.96%	0.74%	0.66%

Ratio of net expenses to average net assets	0.59%		0.59%	0.47%	0.50%	0.50%

Ratio of net investment income (loss) to average net assets	1.04%		(0.57)%	(0.10)%	0.81%	1.23%

Portfolio turnover rate(c)	—	%(d)	83%	70%	52%	46%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.                61

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Investor Shares

	Year Ended December 31,

	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.04		$7.89	$10.29	$9.75	$11.61

Net investment income (loss)(a)	0.11		(0.07)	(0.01)	(0.04)	0.14

Net realized and unrealized gain (loss)	1.32		2.71	(2.37)	1.68	(1.87)

Total from investment operations	1.43		2.64	(2.38)	1.64	(1.73)

Distributions to shareholders from net investment income	(1.00)		(1.49)	(0.02)	(0.18)	(0.13)

Distributions to shareholders from return of capital	—		—	—	(0.92)	—

Total distributions	(1.00)		(1.49)	(0.02)	(1.10)	(0.13)

Net asset value, end of year	$9.47		$9.04	$7.89	$10.29	$9.75

Total return(b)	15.79%		33.33%	(22.99)%	16.73%	(14.97)%

Net assets, end of year (in 000s)	$115,918		$33,337	$3,115	$6,651	$8,272

Ratio of total expenses to average net assets	0.70%		0.81%	1.02%	0.83%	0.75%

Ratio of net expenses to average net assets	0.67%		0.67%	0.55%	0.59%	0.59%

Ratio of net investment income (loss) to average net assets	1.01%		(0.66)%	(0.09)%	(0.36)%	1.15%

Portfolio turnover rate(c)	—	%(d)	83%	70%	52%	46%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal year ended December 31, 2022.

62                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class R6 Shares

	Year Ended December 31,

	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.06		$7.90	$10.30	$9.76	$11.62

Net investment income (loss)(a)	0.12		(0.05)	(0.01)	0.38	0.14

Net realized and unrealized gain (loss)	1.32		2.70	(2.36)	1.27	(1.87)

Total from investment operations	1.44		2.65	(2.37)	1.65	(1.73)

Distributions to shareholders from net investment income	(1.01)		(1.49)	(0.03)	(0.19)	(0.13)

Distributions to shareholders from return of capital	—		—	—	(0.92)	—

Total distributions	(1.01)		(1.49)	(0.03)	(1.11)	(0.13)

Net asset value, end of year	$9.49		$9.06	$7.90	$10.30	$9.76

Total return(b)	15.84%		33.44%	(22.92)%	16.87%	(14.96)%

Net assets, end of year (in 000s)	$155,511		$94,836	$83,227	$85,170	$182

Ratio of total expenses to average net assets	0.61%		0.75%	0.96%	0.75%	0.68%

Ratio of net expenses to average net assets	0.58%		0.58%	0.46%	0.49%	0.49%

Ratio of net investment income (loss) to average net assets	1.14%		(0.55)%	(0.09)%	3.52%	1.15%

Portfolio turnover rate(c)	—	%(d)	83%	70%	52%	46%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.                63

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class R Shares

	Year Ended December 31,

	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.71		$7.64	$9.99	$9.50	$11.31

Net investment income (loss)(a)	0.04		(0.11)	(0.05)	0.16	0.07

Net realized and unrealized gain (loss)	1.27		2.62	(2.29)	1.38	(1.81)

Total from investment operations	1.31		2.51	(2.34)	1.54	(1.74)

Distributions to shareholders from net investment income	(0.95)		(1.44)	(0.01)	(0.18)	(0.07)

Distributions to shareholders from return of capital	—		—	—	(0.87)	—

Total distributions	(0.95)		(1.44)	(0.01)	(1.05)	(0.07)

Net asset value, end of year	$9.07		$8.71	$7.64	$9.99	$9.50

Total return(b)	15.07%		32.73%	(23.36)%	16.11%	(15.40)%

Net assets, end of year (in 000s)	$4,208		$3,271	$1,903	$2,280	$2,233

Ratio of total expenses to average net assets	1.20%		1.33%	1.54%	1.34%	1.25%

Ratio of net expenses to average net assets	1.17%		1.17%	1.05%	1.09%	1.09%

Ratio of net investment income (loss) to average net assets	0.33%		(1.15)%	(0.68)%	1.53%	0.64%

Portfolio turnover rate(c)	—	%(d)	83%	70%	52%	46%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal year ended December 31, 2022.

64                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Class P Shares

	Year Ended December 31,					Period Ended December 31, 2018(a)
	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.06		$7.90	$10.29	$9.76	$12.11

Net investment income (loss)(b)	0.12		(0.06)	— (c)	(0.25)	0.12

Net realized and unrealized gain (loss)	1.32		2.71	(2.36)	1.89	(2.33)

Total from investment operations	1.44		2.65	(2.36)	1.64	(2.21)

Distributions to shareholders from net investment income	(1.01)		(1.49)	(0.03)	(0.19)	(0.14)

Distributions to shareholders from return of capital	—		—	—	(0.92)	—

Total distributions	(1.01)		(1.49)	(0.03)	(1.11)	(0.14)

Net asset value, end of period	$9.49		$9.06	$7.90	$10.29	$9.76

Total return(d)	15.84%		33.46%	(22.84)%	16.73%	(18.31)%

Net assets, end of period (in 000s)	$299,911		$139,858	$684	$977	$3,167

Ratio of total expenses to average net assets	0.61%		0.72%	0.94%	0.72%	0.65%(e)

Ratio of net expenses to average net assets	0.58%		0.58%	0.45%	0.48%	0.45%(e)

Ratio of net investment income to average net assets	1.04%		(0.57)%	(0.04)%	(2.28)%	1.43%(e)

Portfolio turnover rate(f)	—	%(g)	83%	70%	52%	46%

(a)   Class P Shares commenced operations on April 17, 2018.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Amount is less than $0.005 per share.

(d)   Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)   Annualized.

(f)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)   There were no long-term transactions for the fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.                65

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund

	Class A Shares

	Year Ended December 31,		Period Ended December 31, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$10.70	$10.19	$10.00

Net investment income (b)	0.04	0.02	0.01

Net realized and unrealized gain (loss)	(1.44)	1.39	0.19

Total from investment operations	(1.40)	1.41	0.20

Distributions to shareholders from net investment income	(0.05)	(0.03)	(0.01)

Distributions to shareholders from net realized gains	—	(0.87)	—(c)

Total distributions	(0.05)	(0.90)	(0.01)

Net asset value, end of period	$9.25	$10.70	$10.19

Total return(d)	(13.01)%	13.88%	2.04%

Net assets, end of period (in 000s)	$236	$315	$79

Ratio of total expenses to average net assets	6.36%	8.09%	10.42%	(e)

Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	(e)

Ratio of net investment income to average net assets	0.45%	0.14%	0.42%	(e)

Portfolio turnover rate(f)	178%	305%	26%

(a)   Commencement of operations on September 30, 2020.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Rounds to less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)   Annualized.

(f)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund

	Class C Shares

	Year Ended December 31,		Period Ended December 31, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$ 10.63	$10.18	$10.00

Net investment loss(b)	(0.02)	(0.06)	(0.01)

Net realized and unrealized gain (loss)	(1.44)	1.38	0.19

Total from investment operations	(1.46)	1.32	0.18

Distributions to shareholders from net realized gains	—	(0.87)	—(c)

Net asset value, end of period	$ 9.17	$10.63	$10.18

Total return(d)	(13.65)%	12.97%	1.81%

Net assets, end of period (in 000s)	$ 301	$ 100	$51

Ratio of total expenses to average net assets	7.21%	9.66%	11.70%	(e)

Ratio of net expenses to average net assets	1.69%	1.69%	1.69%	(e)

Ratio of net investment loss to average net assets	(0.26)%	(0.59)%	(0.28)%	(e)

Portfolio turnover rate(f)	178%	305%	26%

(a)   Commencement of operations on September 30, 2020.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Rounds to less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)   Annualized.

(f)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                67

GOLDMAN SACHS DEFENSIVE EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Defensive Equity Fund

	Institutional Shares*

	Year Ended December 31,		Period Ended December 31, 2020(a)
	2022	2021

Per Share Data

Net asset value, beginning of period	$ 48.24	$45.86	$45.00

Net investment income(b)	0.35	0.27	0.09

Net realized and unrealized gain (loss)	(6.49)	6.26	0.86

Total from investment operations	(6.14)	6.53	0.95

Distributions to shareholders from net investment income	(0.38)	(0.23)	(0.09)

Distributions to shareholders from net realized gains	—	(3.92)	—(c)

Total distributions	(0.38)	(4.15)	(0.09)

Net asset value, end of period	$ 41.72	$48.24	$45.86

Total return(d)	(12.57)%	14.24%	2.11%

Net assets, end of period (in 000s)	$ 5,031	$6,283	$5,201

Ratio of total expenses to average net assets	6.01%	9.46%	10.45%(e)

Ratio of net expenses to average net assets	0.57%	0.57%	0.57%(e)

Ratio of net investment income to average net assets	0.82%	0.52%	0.84%(e)

Portfolio turnover rate(f)	178%	305%	26%

*   On January 18, 2023, the Fund effected a 4.5 -for-1 reverse share split. All per share data has been adjusted to reflect the reverse share split.

(a)   Commencement of operations on September 30, 2020.

(b)   Calculated based on the average shares outstanding methodology.

(c)   Rounds to less than $0.005 per share.

(d)   Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)   Annualized.

(f)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Absolute Return Tracker	A, C, Institutional, Investor, R6, R and P	Diversified

Commodity Strategy	A, C, Institutional, Investor, R6, R and P	Diversified

Defensive Equity	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares of the Absolute Return Tracker Fund and the Defensive Equity Fund are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Core Commodity Management, LLC (“Core Commodity” or the “Sub-Adviser”) serves as a sub-adviser to the Commodity Strategy Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Commodity Strategy Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for Absolute Return Tracker Fund and Commodity Strategy Fund — Cayman Commodity-ART, LLC., and Cayman Commodity-CSF, LTD., (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, are currently wholly-owned subsidiaries of the Absolute Return Tracker and Commodity Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

        As of December 31, 2022, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets

Absolute Return Tracker	$3,483,183,841	$131,487,409	3.8%

Commodity Strategy	956,243,817	210,891,807	22.1

B. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements and Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Absolute Return Tracker	Annually	Annually

Commodity Strategy	Semi-Annually	Annually

Defensive Equity	Annually	Annually

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to decrease their taxable income by their share of their Subsidiaries’ income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statement and Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and

GOLDMAN SACHS ALTERNATIVE FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements and Consolidated Statements of Assets and Liabilities as either due to broker/ receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules and Consolidated Statements of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives a Fund the right to receive the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of investments or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$44,046	$—

Asia	85,827	5,078,706	—

Europe	13,831,422	36,085,037	—

North America	695,574,977	25,218	—

South America	—	73,886	—

Exchange Traded Funds	724,711,317	—	—

Securities Lending Reinvestment Vehicle	43,069,598	—	—

Preferred Stocks	—	780,768	—

Investment Company	1,824,635,728	—	—

Total	$3,301,908,869	$42,087,661	$—

Derivative Type

Assets

Exchange Traded Index Options	$503,505	$—	$—

Forward Foreign Currency Exchange Contracts(b)	—	117,104	—

Futures Contracts(b)	4,570,853	—	—

Credit Default Swap Contracts(b)	—	3,445,431	—

Total Return Swap Contracts(b)	—	9,060,783	—

Purchased Option Contracts	16,985	—	—

Total	$5,091,343	$12,623,318	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(513,703)	$—

Futures Contracts(b)	(6,800,400)	—	—

Total Return Swap Contracts(b)	—	(7,449,224)	—

Written Option Contracts	(236,835)	—	—

Total	$(7,037,235)	$(7,962,927)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$72,571,959	$—	$—

Short-term Investments	889,489,890	—	—

Total	$962,061,849	$—	$—

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$28,393,217	$—	$—

Total	$28,393,217	$—	$—

Liabilities

Futures Contracts(a)	$(68,961,344)	$—	$—

Total Return Swap Contracts(a)	—	(134,101)	—

Total	$(68,961,344)	$(134,101)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

DEFENSIVE EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$142,589	$—	$—

North America	5,172,489	—	—

Investment Company	278,504	—	—

Total	$5,593,582	$—	$—

Derivative Type

Assets

Purchased Option Contracts	$73,425	$—	$—

Liabilities

Futures Contracts(b)	$(16,389)	$—	$—

Written Option Contracts	(72,900)	—	—

Total	$(89,289)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule and Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

ABSOLUTE RETURN

TRACKER FUND

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$1,210,126	(a)	Variation margin on futures contracts	$(1,094,917	)(a)

Credit	Variation margin on swap contracts	3,445,431	(a)	—	—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	117,104		Payable for unrealized loss on forward foreign currency exchange contracts	(513,703)

Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	11,116,219	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written options, at value	(13,077,852	)(b)

Interest rate	Variation margin on futures contracts	1,734,014	(a)	Variation margin on futures contracts	(221,923	)(a)

Total		$17,622,894			$(14,908,395)

COMMODITY

STRATEGY

FUND

Risk	Consolidated Statements of Assets and Liabilities	Assets	Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$28,393,217(a)	Variation margin on futures contracts; Payable for unrealized gain on swap contracts	$(69,095,445	)(a)(b)

DEFENSIVE EQUITY FUND

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Equity	Purchased options, at value	$ 73,425	Variation margin on futures contracts; Written options, at value	$(89,289	)(a)

(a)

Includes unrealized gain (loss) on futures and centrally cleared swaps described in the Additional Investment Information sections of the the Schedule and Consolidated Schedule of Investments. Only the variation margin as of December 31, 2022, is reported within the Statement and Consolidated Statement of Assets and Liabilities.

(b)

Aggregate of amounts include $7,449,224 for the Absolute Return Tracker Fund and 134,101 for the Commodity Strategy Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

GOLDMAN SACHS ALTERNATIVE FUNDS II

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements and Consolidated Statements of Operations:

ABSOLUTE RETURN

TRACKER FUND

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$33,991,832	$(1,237,341)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(6,240,742)	1,935,001

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	30,520,027	3,786,041

Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	20,808,810	1,149,683

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	50,294,746	1,340,050

Total		$129,374,673	$6,973,434

COMMODITY

STRATEGY

FUND

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain from swap contracts and futures contracts/Net change in unrealized loss on swap contracts and futures contracts	$45,170,127	$(22,670,367)

DEFENSIVE

EQUITY

FUND

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain on futures contracts, purchased options and written options	$372,117	$17,756

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures contracts	Forward contracts	Swap Contracts	Swap Agreements	Purchased Options	Written Options

Absolute Return Tracker	12,507	$223,746,180	$—	$1,477,476,861	397,830	10,030

Commodity Strategy	10,681	—	842,988,567	—	—	—

Defensive Equity	2	—	—	—	1,862	3,654

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.63%	0.56%(a)

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.40(a)

Defensive Equity	0.53	0.48	0.45	0.44	0.43	0.53	0.52

^

Effective Net Management Rate includes of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2022, GSAM waived $559,228 and $893,015 of each Fund’s management fee for the Absolute Return Tracker and Commodity Strategy Funds, respectively.

GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended December 31, 2022, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived

Absolute Return Tracker	$2,324,902

Commodity Strategy	158,348

Defensive Equity	327

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and /or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Absolute Return Tracker	$9,357

Commodity Strategy	23,442

Defensive Equity	94

D. Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Absolute Return Tracker and Defensive Equity Fund; 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Commodity Strategy Fund; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy and Defensive Equity Funds are 0.014%, 0.074% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Absolute Return Tracker	$2,884,130	$107	$1,007,775	$3,892,012

Commodity Strategy	1,051,363	60	150,986	1,202,409

Defensive Equity	327	—	322,195	322,522

G. Line of Credit Facility — As of December 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2022, Goldman Sachs earned $128,099, $0 and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Commodity Strategy and Defensive Equity Fund, respectively.

GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional

Defensive Equity	21%	17%	95%

The table below shows the transactions in and earnings from investments in the Underlying Fund for the fiscal year ended December 31, 2022:

Fund	Underlying Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income

Absolute Return Tracker	Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,174,228,909	$2,386,696,919	$1,736,290,100	$1,824,635,728	1,824,635,728	$30,106,880

Commodity Strategy	Goldman Sachs Financial Square Government Fund — Institutional Shares	73,228,627	2,541,188,385	(2,541,845,053)	72,571,959	72,571,959	1,992,526

Defensive Equity	Goldman Sachs Financial Square Government Fund — Institutional Shares	420,723	3,789,852	(3,932,071)	278,504	278,504	3,394

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Absolute Return Tracker	$3,290,578,212	$3,638,122,277

Defensive Equity	10,084,536	9,959,595

For the fiscal year ended December 31, 2022, there were no purchases and proceeds from sales and maturities of long-term securities for the Commodity Strategy Fund.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in

.                81

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

7. SECURITIES LENDING (continued)

the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2022, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2022

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2022

Absolute Return Tracker	$108,476	$976,312	$685,978

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022

Absolute Return Tracker Fund	$—	$620,158,740	$(577,089,142)	$43,069,598	43,069,598

GOLDMAN SACHS ALTERNATIVE FUNDS II

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Absolute Return Tracker Fund	Commodity Strategy	Defensive Equity

Distributions paid from:

Ordinary income	$182,598,755	$92,377,366	$46,771

Net long-term capital gains	18,433	—	—

Total taxable distributions	$182,617,188	$92,377,366	$46,771

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Absolute Return Tracker Fund	Commodity Strategy	Defensive Equity

Distributions paid from:

Ordinary income	$265,586,901	$76,505,139	$539,946
Net long-term capital gains	45,471,212	—	—

Total taxable distributions	$311,058,113	$76,505,139	$539,946

As of the Funds’ most recent fiscal year end, December 31, 2022, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Absolute Return Tracker Fund	Commodity Strategy	Defensive Equity

Undistributed ordinary income — net	$14,764,718	$1,622,831	$—

Capital loss carryforwards:

Perpetual Short-Term	(20,149,392)	(3,081,705)	(129,676)

Perpetual Long-Term	(184,831,689)	(18,256,291)	—

Total capital loss carryforwards	(204,981,081)	(21,337,996)	(129,676)

Timing differences (Post October Loss Deferral, Qualified Late Year Loss Deferral, Real Estate Investment Trusts and Straddle Loss Deferral)	$(120,176,404)	$(28,177)	$(80,196)

Unrealized gains (loss) — net	(44,727,731)	9,643,921	(339,771)

Total accumulated earnings (loss) net	$(355,120,498)	$(10,099,421)	$(549,643)

As of December 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker Fund	Commodity Strategy	Defensive Equity

Tax Cost	$3,392,746,984	$898,606,887	$5,981,812

Gross unrealized gain	113,682,491	11,658,778	243,707

Gross unrealized loss	(158,410,222)	(2,014,857)	(583,478)

Net unrealized loss	$(44,727,731)	$9,643,921	$(339,771)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of underlying fund investments, and differences in the tax treatment of passive foreign investment company investments and swap transactions.

.                83

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

8. TAX INFORMATION (continued)

The Absolute Return Tracker Fund reclassed $11,332,231 from distributable earnings to paid in capital for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of underlying fund investments.

The Commodity Strategy Fund reclassed $63,904,840 from paid in capital to distributable earnings for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of underlying fund investments.

The Defensive Equity Fund reclassed $2,285 from paid in capital to distributable earnings for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from taxable overdistributions and certain non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign

GOLDMAN SACHS ALTERNATIVE FUNDS II

9. OTHER RISKS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

9. OTHER RISKS (continued)

to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — The Absolute Return Tracker and the Commodity Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker and the Commodity Strategy Funds. In reliance of such PLRs, these Funds have in the past sought to gain exposure to the commodity markets primarily through investments in commodity-linked notes and/or subsidiaries. The IRS recently issued final regulations that, would generally treat the Funds’ income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Funds’ business of investing in stock, securities, or currencies. The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Funds have limited their investments in commodity index-linked structured notes. The Absolute Return Tracker and Commodity Strategy Funds have obtained an opinion of counsel that the Funds’ income from investments in the Subsidiaries should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

At a special meeting of shareholders of the Defensive Equity Fund (“the Fund”) held on January 6, 2023, the Fund’s shareholders approved the Agreement and Plan of Reorganization and Liquidation (the “Plan”) which contemplates the reorganization of the Fund with and into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”) (the “Reorganization”). Accordingly,

GOLDMAN SACHS ALTERNATIVE FUNDS II

11. SUBSEQUENT EVENTS (continued)

effective on January 20, 2023 (the “Closing Date”), under the terms of the Plan, the Fund transfered all of its assets to the Acquiring Fund and the Acquiring Fund assumed all of the liabilities of the Fund. Effective on the Closing Date, the Fund was liquidated and shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received ETF shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Fund held on the Closing Date of the Reorganization. For any fractional shares of the Fund owned by a shareholder, such shareholder received a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

Prior to the Reorganization, Class A Shares and Class C Shares were converted to Institutional Shares on January 13, 2023.

In addition, at a meeting held on December 14, 2022, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a reverse share split for Institutional Shares of the Fund. The reverse share split was effected to increase the net asset value (“NAV”) per share of Institutional Shares in preparation for the Reorganization of the Fund with and into the Acquiring Fund. The conversion ratio was determined to be 4.5 to 1 and was implemented on January 18, 2023.

Other than the above, Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

.                87

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,278,161	$20,323,360	1,927,446	$19,234,660

Reinvestment of distributions	216,961	1,840,210	494,245	4,602,567

Shares redeemed	(3,751,555)	(33,399,506)	(2,625,754)	(26,244,707)

	(1,256,433)	(11,235,936)	(204,063)	(2,407,480)

Class C Shares

Shares sold	157,564	1,258,782	167,569	1,524,989

Reinvestment of distributions	29,270	221,859	78,094	653,004

Shares redeemed	(386,190)	(3,042,414)	(390,072)	(3,513,618)

	(199,356)	(1,561,773)	(144,409)	(1,335,625)

Institutional Shares

Shares sold	147,316,141	1,370,216,761	114,858,930	1,193,936,702

Reinvestment of distributions	11,764,395	104,139,998	18,372,000	178,433,618

Shares redeemed	(140,662,402)	(1,289,271,650)	(123,632,008)	(1,276,203,676)

	18,418,134	185,085,109	9,598,922	96,166,644

Investor Shares

Shares sold	19,055,469	175,794,733	17,092,695	177,228,853

Reinvestment of distributions	1,436,178	12,524,391	2,114,494	20,261,703

Shares redeemed	(16,893,785)	(153,241,735)	(18,872,158)	(195,539,632)

	3,597,862	35,077,389	335,031	1,950,924

Class R6 Shares

Shares sold	13,706,040	125,975,231	15,739,920	164,822,681

Reinvestment of distributions	273,742	2,421,234	419,507	4,065,972

Shares redeemed	(10,256,817)	(94,844,366)	(1,394,638)	(14,463,977)

	3,722,965	33,552,099	14,764,789	154,424,676

Class R Shares

Shares sold	43,721	373,124	59,038	577,394

Reinvestment of distributions	8,839	72,114	14,976	134,664

Shares redeemed	(37,264)	(321,788)	(70,799)	(694,730)

	15,296	123,450	3,215	17,328

Class P Shares

Shares sold	6,309,423	59,074,898	5,305,691	55,088,161

Reinvestment of distributions	1,283,071	11,345,579	2,089,220	20,270,234

Shares redeemed	(7,150,043)	(65,437,284)	(3,487,133)	(35,484,314)

	442,451	4,983,193	3,907,778	39,874,081

NET I NCREASE	24,740,919	$246,023,531	28,261,263	$288,690,548

GOLDMAN SACHS ALTERNATIVE FUNDS II

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,524,718	$27,858,273	2,885,222	$29,642,642

Reinvestment of distributions	338,778	3,160,598	611,149	5,463,666

Shares redeemed	(3,581,021)	(39,150,884)	(948,220)	(9,040,648)

	(717,525)	(8,132,013)	2,548,151	26,065,660

Class C Shares

Shares sold	455,798	4,626,623	206,745	1,932,020

Reinvestment of distributions	72,030	615,139	55,912	463,509

Shares redeemed	(179,491)	(1,794,752)	(66,930)	(591,703)

	348,337	3,447,010	195,727	1,803,826

Institutional Shares

Shares sold	39,480,713	442,284,200	11,641,321	116,554,564

Reinvestment of distributions	3,334,938	31,713,481	2,313,892	21,010,141

Shares redeemed	(29,848,612)	(327,939,629)	(7,213,422)	(69,105,607)

	12,967,039	146,058,052	6,741,791	68,459,098

Investor Shares

Shares sold	17,771,496	198,730,838	3,293,626	33,042,868

Reinvestment of distributions	1,152,323	10,969,640	552,532	5,016,990

Shares redeemed	(10,367,702)	(111,270,284)	(554,840)	(5,338,796)

	8,556,117	98,430,194	3,291,318	32,721,062

Class R6 Shares

Shares sold	10,619,859	121,558,054	2,056,839	19,628,167

Reinvestment of distributions	918,933	8,763,985	1,484,302	13,507,148

Shares redeemed	(5,614,581)	(59,701,917)	(3,610,623)	(34,129,063)

	5,924,211	70,620,122	(69,482)	(993,748)

Class R Shares

Shares sold	320,440	3,311,555	219,373	2,062,705

Reinvestment of distributions	42,760	388,689	52,933	463,164

Shares redeemed	(275,005)	(2,849,939)	(145,751)	(1,380,065)

	88,195	850,305	126,555	1,145,804

Class P Shares

Shares sold	30,539,396	340,215,884	13,792,676	133,964,832

Reinvestment of distributions	2,940,536	28,076,602	2,203,182	20,048,961

Shares redeemed	(17,303,016)	(185,429,217)	(645,054)	(6,288,251)

	16,176,916	182,863,269	15,350,804	147,725,542

NET INCREASE	43,343,290	$494,136,939	28,184,864	$276,927,244

.                89

GOLDMAN SACHS ALTERNATIVE FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Defensive Equity Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	5,398	$51,806	66,277	$733,989

Reinvestment of distributions	134	1,254	1,613	17,059

Shares redeemed	(9,452)	(94,513)	(46,157)	(519,069)

	(3,920)	(41,453)	21,733	231,979

Class C Shares

Shares sold	24,307	241,850	3,747	42,642

Reinvestment of distributions	—	—	725	7,588

Shares redeemed	(940)	(8,516)	(24)	(254)

	23,367	233,334	4,448	49,976

Institutional Shares*

Shares sold	3,112	144,889	6,431	321,017

Reinvestment of distributions	1,080	45,517	10,416	497,162

Shares redeemed	(13,844)	(617,012)	—	—

	(9,652)	(426,606)	16,847	818,179

Investor Shares

Reinvestment of distributions	—	—	429	4,551

Shares redeemed	(5,438)	(50,140)	—	—

	(5,438)	(50,140)	429	4,551

Class R6 Shares

Reinvestment of distributions	—	—	436	4,623

Shares redeemed	(5,446)	(50,268)	—	—

	(5,446)	(50,268)	436	4,623

Class R Shares

Reinvestment of distributions	—	—	411	4,340

Shares redeemed	(5,414)	(49,649)	—	—

	(5,414)	(49,649)	411	4,340

Class P Shares

Reinvestment of distributions	—	—	436	4,623

Shares redeemed	(5,446)	(50,265)	—	—

	(5,446)	(50,265)	436	4,623

NET INCREASE (DECREASE)	(11,949)	$(435,047)	44,740	$1,118,271

*	On January 18, 2023, the Goldman Sachs Defensive Equity Fund Institutional Shares effected a 4.5-for-1 reverse share split. Shares outstanding have been adjusted to reflect the reverse share split.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Absolute Return Tracker, Goldman Sachs Defensive Equity ETF and Goldman Sachs Commodity Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Absolute Return Tracker, Goldman Sachs Defensive Equity Fund (as discussed in Note 11, now referred to as Goldman Sachs Defensive Equity ETF) and Goldman Sachs Commodity Strategy Fund (three of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund			Commodity Strategy Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid for the 6 months ended 12/31/22	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid for the 6 months ended 12/31/22
Class A
Actual	$1,000.00	$1,010.10	$4.97	$1,000.00	$953.80	$4.54
Hypothetical 5% return	1,000.00	1,020.30	5.00	1,000.00	1,020.60	4.70
Class C
Actual	1,000.00	1,007.80	8.76	1,000.00	950.40	8.22
Hypothetical 5% return	1,000.00	1,016.50	8.80	1,000.00	1,016.80	8.50
Institutional
Actual	1,000.00	1,012.70	3.10	1,000.00	955.50	2.93
Hypothetical 5% return	1,000.00	1,022.10	3.12	1,000.00	1,022.20	3.03
Investor
Actual	1,000.00	1,011.70	3.71	1,000.00	956.00	3.31
Hypothetical 5% return	1,000.00	1,021.50	3.73	1,000.00	1,021.80	3.42
Class R6
Actual	1,000.00	1,012.90	3.05	1,000.00	955.70	2.87
Hypothetical 5% return	1,000.00	1,022.20	3.06	1,000.00	1,022.30	2.97
Class R
Actual	1,000.00	1,008.90	6.23	1,000.00	952.70	5.77
Hypothetical 5% return	1,000.00	1,019.00	6.27	1,000.00	1,019.30	5.97
Class P
Actual	1,000.00	1,012.90	3.05	1,000.00	956.60	2.87
Hypothetical 5% return	1,000.00	1,022.20	3.06	1,000.00	1,022.30	2.97

	Defensive Equity Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/22*
Class A
Actual	$1,000.00	$1,017.30		$4.75
Hypothetical 5% return	1,000.00	1,020.50	+	4.76
Class C
Actual	1,000.00	1,014.30		8.58
Hypothetical 5% return	1,000.00	1,016.70	+	8.59
Institutional
Actual	1,000.00	1,020.00		2.89
Hypothetical 5% return	1,000.00	1,022.30	+	2.89
Investor
Actual	1,000.00	1,000.00		3.49
Hypothetical 5% return	1,000.00	1,021.70	+	3.53
Class R6
Actual	1,000.00	1,000.00		2.87
Hypothetical 5% return	1,000.00	1,022.30	+	2.90
Class R
Actual	1,000.00	1,000.00		6.00
Hypothetical 5% return	1,000.00	1,019.20	+	6.05
Class P
Actual	1,000.00	1,000.00		2.78
Hypothetical 5% return	1,000.00	1,022.40	+	2.81

GOLDMAN SACHS ALTERNATIVE FUNDS II

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Absolute Return Tracker	0.98%	1.73%	0.61%	0.73%	0.60%	1.23%	0.60%

Commodity Strategy	0.92	1.67	0.59	0.67	0.58	1.17	0.58

Defensive Equity	0.94	1.69	0.57	0.69	0.57	1.19	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion, Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 19 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 39 portfolios (25 of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Alternative Funds II - Tax Information (Unaudited)

For the fiscal year ended December 31, 2022, 6.80% and 100% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund and Defensive Equity Fund, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2022, 10.92% and 100.00% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund and Defensive Equity Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended December 31, 2022, the Absolute Return Tracker Fund designates $42,547,264 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker Fund designates $18,433, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2022.

For the year ended December 31, 2022, the Commodity Strategy Fund designates 13.08% of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

GOLDMAN SACHS

Voting Result of Annual Meeting of Shareholders (Unaudited)

To approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the transfer of the assets of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) to the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”), a series of the Goldman Sachs ETF Trust, in exchange for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund, as described more fully in the Plan.

For	Against/Withhold	Abstain

553,732.261	0	0

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Funds

Annual Report | **December 31, 2022**

Dynamic Global Equity Fund

Goldman Sachs Asset Management

Goldman Sachs Dynamic Global Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Dynamic Global Equity Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Dynamic Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of -19.31%, -19.91%, -18.98%, -19.39%, -19.08%, -18.99%, -19.49% and -19.00%, respectively. This compares to the -18.36% annual total return of the Fund’s benchmark, the MSCI All Country World Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A

Ongoing macroeconomic and geopolitical uncertainty created a challenging backdrop for the capital markets during the Reporting Period. The Russia/Ukraine conflict and its impact on energy prices, COVID-19 flare-ups in China, and pressure from rising wages in the U.S. led to sustained high inflation and hawkish, synchronized monetary policy responses from global central banks. (Hawkish suggests higher interest rates; opposite of dovish.)

During the first quarter of 2022, when the Reporting Period began, inflationary pressures intensified, with many developed nations experiencing their fastest price increases in decades. In February, geopolitical tensions added uncertainty to an already complex investment backdrop, as energy and commodity prices spiked in response to Russia’s invasion of Ukraine late in the month. In response, global central banks, including the U.S. Federal Reserve (the “Fed”), took policy action. In March, the Fed raised interest rates, by 25 basis points, for the first time since 2018. (A basis point is 1/100th of a percentage point.) Fed Chair Jerome Powell provided guidance that policymakers were prepared to act even more aggressively to tackle inflation. In addition, a number of Fed governors indicated their openness to 50 basis point rate hikes at the next meeting or two with the possibility of getting to neutral rate levels by the end of 2022. (The neutral rate is the theoretical federal funds rate at which the stance of Fed monetary policy is neither accommodative nor restrictive. It is the short-term real interest rate consistent with the economy maintaining full employment with associated price stability.) Global equities broadly declined during the first calendar quarter. Within fixed income, credit spreads (or yield differentials to duration-equivalent government bonds) widened, as bond yields rose in response to inflationary pressures.

Global economic activity moderated noticeably in the second quarter of 2022 amid tighter financial conditions and COVID-19 outbreaks in China. Inflation accelerated, as food and energy prices continued to rise in the wake of Russia’s attack on Ukraine. Major central banks focused on taming inflation, signaling they would continue to tighten monetary policy until inflation came down toward their respective target levels. In the U.S., the Fed raised interest rates twice during the second calendar quarter, by 50 basis points in May and then by 75 basis points in June, and indicated there would likely be more rate increases into the end of 2022. Investor concerns around slower economic growth deepened, with worries increasing about a potential policy miscalculation by the Fed. As a result, global equities continued to sell off, led by a steep decline in the U.S equity market. Emerging market equities also fell, though Chinese equities broadly recorded gains. Fixed income markets were mostly negative, as central bank interest rate hikes overall came faster than investors had previously anticipated. Rising short-term interest rates and expectations for further monetary policy tightening hurt duration-sensitive assets, while concerns about the economic outlook led to further credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

The themes that had dominated the capital markets during the first half of 2022 persisted into the third calendar quarter. Higher than consensus expected inflation data prompted the Fed to make two additional interest rate hikes, totaling 150 basis points, during the third quarter, increasing investor concern that Fed tightening might ultimately tip the U.S. economy into recession. In this environment, global equities and the fixed income market posted further losses. In the U.S., the S&P 500® Index recorded a third consecutive

                1

FUND RESULTS

quarter of declines for the first time since the 2008 financial crisis. Within fixed income, the Fed’s short-term rate hikes as well as rising longer-term yields weighed heavily on duration-sensitive assets. Higher perceived recession risk pushed credit spreads wider.

The fourth quarter of 2022 saw modest relief for risk assets, which recouped some of the losses suffered during the previous three calendar quarters. Although U.S. inflation surprised to the downside in the last months of the year, helping to drive up equity markets, major central banks generally maintained their tightening stance and signaled additional tightening, though at a slower pace. The Fed hiked interest rates twice during the fourth quarter, with a 75 basis point hike in November but a 50 basis point hike in December, in line with market expectations. Meanwhile, China began reopening its economy as the government eased its COVID-19 restrictions. In Europe, energy prices dropped, thanks to a warmer than usual winter.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund’s performance is generally driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation and excess returns from investments in underlying funds, including exchange-traded funds, which invest in global equity asset classes (collectively, the “Underlying Funds”). Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors. The strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity asset classes, using fundamental or quantitative investment techniques, as well as the use of derivative instruments. We then incorporate our medium-term dynamic views into the Fund to adapt to changes in the economic cycle and the markets. The Fund’s positioning may therefore change over time.

During the Reporting Period, the Fund generated negative absolute returns and underperformed the Index on a relative basis. Long-term strategic asset allocation and security selection within the Underlying Funds detracted from relative performance. Medium-term dynamic views had a modestly positive impact on the Fund’s performance during the Reporting Period.

Within the long-term strategic allocation, the Fund’s equity exposure broadly detracted from performance, as U.S. equities, non-U.S. developed markets equities and emerging markets equities all produced negative returns during the Reporting Period. In addition, the Fund’s strategic allocation to a macroeconomic hedge strategy, which utilizes interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated, hurt the Fund’s performance, as interest rates rose during the Reporting Period.

Within medium-term dynamic views, the Fund benefited from decisions that it not have renewed exposure to asset classes that had previously been performing poorly but instead have modest exposures to out-of-benchmark asset classes that were performing well, such as global infrastructure. A pro-cyclical relative value view that used total return swaps within a basket of high-beta stocks with a large-cap focus and diversified sector exposure also contributed positively to the Fund’s performance. (High beta stocks are those that tend to have greater sensitivity to broad equity market volatility.) At the time, we had the view that this medium-term dynamic allocation would provide the Fund with attractive risk-return characteristics as the U.S. economy continued its COVID-19 pandemic recovery.

Overall, security selection within the Underlying Funds detracted from the Fund’s returns during the Reporting Period, with underperformance concentrated in the Underlying Equity Funds.

Q	How did the Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Among Underlying Equity Funds, those that underperformed their respective benchmark indices the most were the Goldman Sachs Large Cap Growth Insights Fund and the Goldman Sachs Large Cap Value Insights Fund. The Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Small Cap Insights Fund outperformed their respective benchmark indices. The performance of the Goldman Sachs ActiveBeta® Large Cap Equity ETF, the Goldman Sachs MarketBetaTM Emerging Markets Equity ETF, the Goldman Sachs MarketBetaTM International Equity ETF and the Goldman Sachs ActiveBeta® International Equity ETF generated rather flat returns versus their respective benchmark indices during the Reporting Period. Among Underlying Funds that invest in real assets, the Goldman Sachs Global Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund underperformed their respective benchmark indices during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used derivatives for the passive replication of asset classes. Specifically, the Fund held strategic positions in U.S. large-cap equities through S&P 500® Index futures, in Canadian large-cap equities

2

FUND RESULTS

through S&P/TSX 60 Index futures, and in international equities through MSCI EAFE Index futures (each had a negative impact on performance).

In addition, the Fund employed forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies. Equity options were used within our volatility selling strategy (slightly positive impact). (Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.) Total return swaps were used to express our cyclical views about the potential total return of a basket of individual securities (positive impact). Finally, the Fund utilized interest rate options in a macroeconomic hedge strategy (negative impact).

During the Reporting Period overall, some of the Underlying Funds used derivatives, which provide versatility and potentially greater risk management precision, to express active investment views. As market conditions warranted during the Reporting Period, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make within the Fund during the Reporting Period?

A	We made no changes to the Fund’s long-term strategic asset allocation during the Reporting Period.

Within medium-term dynamic allocations, in April 2022, we removed a pro-cyclical relative value view in which the Fund held a basket of high-beta stocks with a large-cap focus and diversified sector exposure. In May, we adopted the medium-term dynamic view that the Fund should reduce equity beta, or lessen its sensitivity to equity market volatility. In the process, we decreased the Fund’s exposure to international equities, including international small-cap equities, and increased exposures to U.S. large-cap value equities. In June, we slightly reduced the Fund’s exposure to global real estate and global infrastructure securities and added to its cash position. During August, we took the medium-term dynamic view that U.S. large-cap equities may be less risky overall than emerging markets equities, and we reduced the Fund’s exposure to emerging markets equities and increased its exposure to U.S. large-cap equities. In September, we decreased the Fund’s equity exposure overall by reducing its exposures to emerging markets equities and non-U.S. developed markets equities, while adding to its cash position. In December, we decreased the Fund’s medium-term dynamic allocation to global real estate securities in favor of increasing its exposure to emerging markets equities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a cautious outlook on the capital markets. In our view, the Fed was likely to continue tightening monetary policy until officials saw clear and consistent evidence of a sufficient and sustained decline in inflation. Although we acknowledged a growing investor narrative about the potential for a soft landing, we believed the Fed might find that difficult to achieve. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Furthermore, we thought global central bank tightening cycles might diverge in terms of direction and speed based on each country’s individual household vulnerabilities.

Against this backdrop, we remained cautious about the potential risk-reward balance of adding risk to the Fund. In addition, with short-term interest rates near 5%, we believed investors were not being adequately compensated for being pro-risk amid the prevailing uncertainty around earnings growth, geopolitical developments and global monetary policy. Going forward, we continued to believe a dynamic investment approach and careful risk management should help us identify attractive opportunities, both regionally and across asset classes.

                3

FUND RESULTS

 Dynamic Global Equity Fund

    as of December 31, 2022

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditionsin global capital markets. This is called tactical asset allocation. The percentage shown for each weighting reflects the value of that weighting as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2022. Actual weightings in the Fund may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

4

FUND RESULTS

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                5

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

 Performance Summary

    December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Global Equity Fund’s 10 Year Performance
Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-19.31%	4.07%	7.74%	—
Including sales charges	-23.76%	2.90%	7.13%	—

Class C
Excluding contingent deferred sales charges	-19.91%	3.30%	6.93%	—
Including contingent deferred sales charges	-20.70%	3.30%	6.93%	—

Institutional	-18.98%	4.47%	8.15%	—

Service	-19.39%	3.95%	7.61%	—

Investor	-19.08%	4.34%	8.00%	—

Class R6 (Commenced July 31, 2015)	-18.99%	4.49%	N/A	6.73%

Class R	-19.49%	3.82%	7.47%	—

Class P (Commenced April 17, 2018)	-19.00%	N/A	N/A	4.32%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

 Index Definitions

The MSCI® ACWI Index is a free float-adjusted market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 50 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P/TSX 60 Index is a stock market index of 60 large companies listed on the Toronto Stock Exchange.

It is not possible to invest directly in an unmanaged index.

                7

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Underlying Funds(a) – 90.9%

Equity – 32.4%
1,440,133	Goldman Sachs Large Cap Value Insights Fund - Class R6	$30,401,213
1,907,398	Goldman Sachs International Equity Insights Fund - Class R6	22,488,218
1,017,887	Goldman Sachs Large Cap Growth Insights Fund - Class R6	21,996,543
1,160,058	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	8,654,031
306,358	Goldman Sachs Small Cap Equity Insights Fund - Class R6	6,761,330
252,772	Goldman Sachs Global Infrastructure Fund - Class R6	3,083,817
147,938	Goldman Sachs International Small Cap Insights Fund - Class R6	1,615,484

		95,000,636

Exchange Traded Funds – 58.5%
1,071,427	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	81,567,738
1,425,832	Goldman Sachs ActiveBeta International Equity ETF	41,035,445
465,035	Goldman Sachs MarketBeta International Equity ETF	21,833,393
615,137	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	17,414,528
247,230	Goldman Sachs MarketBeta Emerging Markets Equity ETF	9,744,719

		171,595,823

TOTAL UNDERLYING FUNDS – 90.9% (Cost $243,398,736)		$266,596,459

Shares	Dividend Rate	Value

Investment Company(a) –5.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
16,640,023	4.159%	$16,640,023
(Cost $16,640,023)

TOTAL INVESTMENTS – 96.6% (Cost $260,038,759)		$283,236,482

OTHER ASSETS IN EXCESS OF LIABILITIES –3.4%		9,964,456

NET ASSETS – 100.0%		$293,200,938

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	240,000	USD	162,150	03/15/23	$1,754
	CHF	590,000	USD	640,347	03/15/23	2,997
	DKK	320,000	USD	45,979	03/15/23	353
	EUR	1,760,000	USD	1,877,443	03/15/23	16,340
	GBP	445,000	USD	535,940	03/15/23	3,051
	ILS	40,000	USD	11,365	03/15/23	62
	JPY	117,000,000	USD	879,028	03/15/23	21,598
	NOK	100,000	USD	10,140	03/15/23	101
	NZD	30,000	USD	18,936	03/15/23	126
	SEK	2,325,000	USD	223,018	03/15/23	757
	SGD	30,000	USD	22,249	03/15/23	177
	USD	3,375,693	GBP	2,755,000	03/15/23	38,794
	USD	664,965	HKD	5,180,000	03/15/23	394
	USD	105,540	ILS	360,000	03/15/23	2,691

8                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION ( c o n t i n u e d )

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	51,017	NZD	80,000	03/15/23	$ 184
	USD	844,295	SEK	8,700,000	03/15/23	6,942

TOTAL						$96,321

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	HKD	1,070,000	USD	137,462	03/15/23	$ (186)
	USD	1,608,060	AUD	2,380,000	03/15/23	(17,319)
	USD	2,484,159	CHF	2,310,000	03/15/23	(34,694)
	USD	578,421	DKK	4,060,000	03/15/23	(9,417)
	USD	7,687,501	EUR	7,260,000	03/15/23	(124,355)
	USD	4,814,118	JPY	648,000,000	03/15/23	(173,966)
	USD	150,492	NOK	1,500,000	03/15/23	(3,123)
	USD	266,049	SGD	360,000	03/15/23	(3,058)

TOTAL						$(366,118)

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	182	03/17/23	$35,135,100	$(1,245,583)
S&P Toronto Stock Exchange 60 Index	16	03/16/23	2,764,904	(95,020)

TOTAL FUTURES CONTRACTS				$(1,340,603)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,070.000	01/04/2023	(4)	$(1,628,000)	$(20)	$ (14,771)	$ 14,751
S&P 500 Index	4,100.000	01/11/2023	(4)	(1,640,000)	(190)	(25,894)	25,704
S&P 500 Index	3,925.000	01/18/2023	(5)	(1,962,500)	(17,325)	(29,435)	12,110
S&P 500 Index	3,950.000	01/25/2023	(5)	(1,975,000)	(18,025)	(18,160)	135
S&P 500 Index	3,955.000	01/31/2023	(4)	(1,582,000)	(14,572)	(14,572)	—
S&P 500 Index	3,960.000	01/31/2023	(4)	(1,584,000)	(13,850)	(13,850)	—
S&P 500 Index	3,965.000	01/31/2023	(4)	(1,586,000)	(13,279)	(13,279)	—
S&P 500 Index	3,970.000	01/31/2023	(4)	(1,588,000)	(12,715)	(12,715)	—
S&P 500 Index	3,975.000	01/31/2023	(4)	(1,590,000)	(12,189)	(12,189)	—
S&P 500 Index	4,130.000	01/31/2023	(1)	(413,000)	(695)	(5,379)	4,684

The accompanying notes are an integral part of these financial statements.                9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$4,155.000	01/31/2023	(1)	$ (415,500)	$ (520)	$ (5,491)	$ 4,971
S&P 500 Index	4,195.000	01/31/2023	(1)	(419,500)	(335)	(5,695)	5,360
S&P 500 Index	4,210.000	01/31/2023	(1)	(421,000)	(283)	(6,216)	5,933
S&P 500 Index	4,225.000	01/31/2023	(1)	(422,500)	(240)	(6,017)	5,777
S&P 500 Index	4,010.000	02/28/2023	(1)	(401,000)	(6,060)	(5,918)	(142)
S&P 500 Index	4,015.000	02/28/2023	(1)	(401,500)	(5,885)	(7,698)	1,813
S&P 500 Index	4,250.000	02/28/2023	(1)	(425,000)	(1,160)	(6,886)	5,726

			(46)	$(18,454,500)	$(117,343)	$(204,165)	$ 86,822

Puts
S&P 500 Index	3,850.000	01/04/2023	(4)	(1,540,000)	(13,120)	(21,496)	8,376
S&P 500 Index	3,920.000	01/11/2023	(4)	(1,568,000)	(38,740)	(15,013)	(23,727)
S&P 500 Index	3,710.000	01/18/2023	(5)	(1,855,000)	(13,300)	(13,577)	277
S&P 500 Index	3,710.000	01/25/2023	(5)	(1,855,000)	(17,775)	(20,357)	2,582
S&P 500 Index	3,715.000	01/31/2023	(4)	(1,486,000)	(19,844)	(19,844)	—
S&P 500 Index	3,720.000	01/31/2023	(4)	(1,488,000)	(20,365)	(20,365)	—
S&P 500 Index	3,725.000	01/31/2023	(4)	(1,490,000)	(20,955)	(20,955)	—
S&P 500 Index	3,730.000	01/31/2023	(4)	(1,492,000)	(21,599)	(21,599)	—
S&P 500 Index	3,735.000	01/31/2023	(4)	(1,494,000)	(22,215)	(22,215)	—
S&P 500 Index	3,795.000	01/31/2023	(1)	(379,500)	(6,835)	(7,404)	569
S&P 500 Index	3,800.000	01/31/2023	(1)	(380,000)	(7,025)	(7,698)	673
S&P 500 Index	3,805.000	01/31/2023	(1)	(380,500)	(7,215)	(9,123)	1,908
S&P 500 Index	3,845.000	01/31/2023	(1)	(384,500)	(8,865)	(7,415)	(1,450)
S&P 500 Index	3,885.000	01/31/2023	(1)	(388,500)	(10,785)	(5,513)	(5,272)
S&P 500 Index	3,645.000	02/28/2023	(1)	(364,500)	(5,990)	(5,733)	(257)
S&P 500 Index	3,655.000	02/28/2023	(1)	(365,500)	(6,240)	(6,686)	446
S&P 500 Index	3,855.000	02/28/2023	(1)	(385,500)	(13,095)	(7,871)	(5,224)

			(46)	$(17,296,500)	$(253,963)	$(232,864)	$(21,099)

Total written option contracts			(92)	$(35,751,000)	$(371,306)	$(437,029)	$ 65,723

EXCHANGE TRADED OPTIONS ON FUTURES
	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/20/2023	53	$ 132,500	$ 1,656	$216,141	$(214,485)
Eurodollar Futures	97.750	03/13/2023	94	235,000	588	258,473	(257,885)
Eurodollar Futures	97.500	06/17/2024	97	242,500	55,169	143,988	(88,819)
Eurodollar Futures	95.875	06/20/2023	30	75,000	3,187	82,794	(79,607)
Eurodollar Futures	95.875	09/18/2023	28	70,000	8,225	82,515	(74,290)
Eurodollar Futures	97.250	12/18/2023	43	107,500	8,600	55,193	(46,593)
Eurodollar Futures	97.500	03/18/2024	110	275,000	37,125	149,130	(112,005)
Eurodollar Futures	95.875	03/13/2023	19	47,500	713	54,070	(53,357)
Eurodollar Futures	95.125	03/18/2024	6	15,000	12,862	18,988	(6,126)
Eurodollar Futures	95.125	06/17/2024	6	15,000	17,775	21,914	(4,139)
Eurodollar Futures	95.125	09/16/2024	6	15,000	21,300	24,314	(3,014)
Eurodollar Futures	95.000	09/18/2023	4	10,000	3,425	9,309	(5,884)

10                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Eurodollar Futures	$95.000	12/18/2023	4	$ 10,000	$ 5,975	$ 11,559	$ (5,584)
Eurodollar Futures	97.000	06/17/2024	32	80,000	26,600	30,929	(4,329)
Eurodollar Futures	94.750	03/18/2024	30	75,000	81,937	88,398	(6,461)
Eurodollar Futures	97.000	12/16/2024	79	197,500	107,144	126,364	(19,220)
Eurodollar Futures	97.000	09/16/2024	47	117,500	51,994	62,659	(10,665)
Eurodollar Futures	97.000	03/17/2025	72	180,000	110,250	130,853	(20,603)
Eurodollar Futures	95.000	09/16/2024	15	37,500	56,625	60,410	(3,785)
Eurodollar Futures	94.875	06/17/2024	16	40,000	54,000	56,662	(2,662)
Eurodollar Futures	94.750	12/18/2023	28	70,000	52,150	57,553	(5,403)

TOTAL			819	$2,047,500	$717,300	$1,742,216	$(1,024,916)

Currency Abbreviations:
AUD —Australian Dollar.
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar
USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.                11

Statement of Assets and Liabilities

December 31, 2022

Assets:

Investments in affiliated issuers, at value (cost $260,038,759)	$283,236,482

Purchased options, at value (premium paid $1,742,216)	717,300

Cash	3,962,267

Foreign currencies, at value (cost $28,364)	50,503

Unrealized gain on forward foreign currency exchange contracts	96,321

Receivables:
Collateral on certain derivative contracts(a)	5,857,853
Dividends	795,168
Investments sold	171,584
Reimbursement from investment adviser	41,868
Fund shares sold	39,934
Other assets	69,791

Total assets	295,039,071

Liabilities:

Written option contracts, at value (premium received $437,029)	371,306

Unrealized loss on forward foreign currency exchange contracts	366,118

Variation margin on futures contracts	116,033

Payables:
Fund shares redeemed	647,095
Investments purchased	68,833
Distribution and Service fees and Transfer Agency fees	64,428
Management fees	38,513
Due to broker	11,785
Accrued expenses	154,022

Total liabilities	1,838,133

Net Assets:

Paid-in capital	281,184,689
Total distributable earnings	12,016,249

NET ASSETS	$293,200,938
Net Assets:
Class A	$140,666,273
Class C	6,658,924
Institutional	14,969,934
Service	244,014
Investor	4,887,816
Class R6	2,979,530
Class R	5,292,125
Class P	117,502,322
Total Net Assets	$293,200,938
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,124,373
Class C	398,152
Institutional	851,564
Service	14,105
Investor	287,383
Class R6	169,029
Class R	309,090
Class P	6,678,281
Net asset value, offering and redemption price per share:(b)
Class A	$17.31
Class C	16.72
Institutional	17.58
Service	17.30
Investor	17.01
Class R6	17.63
Class R	17.12
Class P	17.59

(a)	Includes segregated cash of $ 2,001,159, $690,000 and $3,166,694 relating to initial margin requirements and/or collateral on futures, forward foreign currency and options transactions, respectively.
(b)

Maximum public offering price per share for Class A Shares is $18.32. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

12                The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Fiscal Year Ended December 31, 2022

Investment Income:

Dividends — affiliated issuers	$6,501,424

Interest	14,716

Total investment income	6,516,140

Expenses:

Management fees	533,689

Distribution and Service (12b-1) fees(a)	475,490

Transfer Agency fees(a)	333,666

Registration fees	122,465

Professional fees	113,661

Printing and mailing costs	91,512

Custody, accounting and administrative services	85,030

Trustee fees	28,084

Service fees — Class C	19,755

Shareholder Administration fees — Service Class	664

Other	22,419

Total expenses	1,826,435

Less — expense reductions	(448,567)

Net expenses	1,377,868

NET INVESTMENT INCOME	5,138,272

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	4,146,960

Net realized gain (loss) from:
Investments — affiliated issuers	(69,207)
In-Kind Redemptions	98,676,932
Purchased options	(1,551,956)
Futures contracts	(6,045,921)
Written options	360,363
Swap contracts	724,104
Forward foreign currency exchange contracts	2,453,570
Foreign currency transactions	6,324

Net change in unrealized gain (loss) on:
Investments — affiliated issuers	(181,327,159)
Purchased options	(154,444)
Futures contracts	(4,107,733)
Written options	(147,156)
Swap contracts	24,704
Forward foreign currency exchange contracts	(249,479)
Foreign currency translation	13,657

Net realized and unrealized loss	(87,246,441)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,108,169)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Dynamic Global Equity	$386,704	$59,266	$664	$28,856	$247,491	$12,643	$6,685	$106	$7,839	$8,880	$9,234	$40,788

The accompanying notes are an integral part of these financial statements.                 13

Statement of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:

Net investment income	$5,138,272	$13,886,224

Net realized gain	98,701,169	87,663,925

Net change in unrealized gain (loss)	(185,947,610)	62,133,651

Net increase (decrease) in net assets resulting from operations	(82,108,169)	163,683,800

Distributions to shareholders:

From distributable earnings:
Class A Shares	(8,322,811)	(21,200,803)
Class C Shares	(356,729)	(1,144,912)
Institutional Shares	(935,882)	(2,199,570)
Service Shares	(14,214)	(35,736)
Investor Shares	(305,792)	(685,427)
Class R6 Shares	(184,875)	(62,812,794)
Class R Shares	(309,964)	(739,023)
Class P Shares	(7,378,069)	(18,499,746)

Return of capital:
Class A Shares	(269,596)	—
Class C Shares	(9,498)	—
Institutional Shares	(32,264)	—
Service Shares	(449)	—
Investor Shares	(10,356)	—
Class R6 Shares	(6,090)	—
Class R Shares	(9,649)	—
Class P Shares	(253,414)	—

Total distributions to shareholders	(18,399,652)	(107,318,011)

From share transactions:

Proceeds from sales of shares	18,285,991	33,704,055

Reinvestment of distributions	17,684,945	105,373,693

Cost of shares redeemed in connection with in-kind transactions	(532,139,980)	—

Cost of shares redeemed	(42,571,755)	(89,658,618)

Net increase (decrease) in net assets resulting from share transactions	(538,740,799)	49,419,130

TOTAL INCREASE (DECREASE)	(639,248,620)	105,784,919

Net assets:

Beginning of year	932,449,558	826,664,639

End of year	$ 293,200,938	$ 932,449,558

14                 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class A Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, be ginning of year	$22.80	$21.36	$19.32	$16.26	$18.84

Net investment income (a)(b)	0.28	0.31	0.18	0.29	0.20

Net realized and unrealized gain (loss)	(4.67)	3.96	2.36	3.86	(2.35)

Total from investment operations	(4.39)	4.27	2.54	4.15	(2.15)

Distributions to shareholders from net investment income	(0.52)	(1.01)	(0.18)	(0.27)	(0.43)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(1.10)	(2.83)	(0.50)	(1.09)	(0.43)

Net asset value, end of year	$17.31	$22.80	$21.36	$19.32	$16.26

Total return(c)	(19.31)%	20.07%	13.15%	25.66%	(11.40)%

Net assets, end of year (in 000s)	$140,666	$185,213	$166,449	$162,028	$135,758

Ratio of total expenses to average net assets(d)	0.70%	0.60%	0.64%	0.66%	0.66%

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.57%	0.58%	0.58%

Ratio of net investment income to average net assets(b)	1.42%	1.29%	0.98%	1.56%	1.09%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class C Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$22.04	$20.71	$18.74	$15.77	$18.01

Net investment income (loss)(a)(b)	0.11	0.10	0.02	0.10	(0.05)

Net realized and unrealized gain (loss)	(4.49)	3.86	2.28	3.77	(2.12)

Total from investment operations	(4.38)	3.96	2.30	3.87	(2.17)

Distributions to shareholders from net investment income	(0.37)	(0.81)	(0.01)	(0.08)	(0.07)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.94)	(2.63)	(0.33)	(0.90)	(0.07)

Net asset value, end of year	$16.72	$22.04	$20.71	$18.74	$15.77

Total return(c)	(19.91)%	19.19%	12.29%	24.72%	(12.04)%

Net assets, end of year (in 000s)	$6,659	$10,309	$13,716	$17,348	$23,020

Ratio of total expenses to average net assets(d)	1.45%	1.35%	1.39%	1.41%	1.40%

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.32%	1.33%	1.33%

Ratio of net investment income (loss) to average net assets(b)	0.59%	0.45%	0.13%	0.58%	(0.29)%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Institutional Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$23.13	$21.63	$19.55	$16.43	$19.01

Net investment income(a)(b)	0.35	0.39	0.23	0.34	0.09

Net realized and unrealized gain (loss)	(4.73)	4.03	2.42	3.93	(2.20)

Total from investment operations	(4.38)	4.42	2.65	4.27	(2.11)

Distributions to shareholders from net investment income	(0.58)	(1.10)	(0.25)	(0.33)	(0.47)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(1.17)	(2.92)	(0.57)	(1.15)	(0.47)

Net asset value, end of year	$17.58	$23.13	$21.63	$19.55	$16.43

Total return(c)	(18.98)%	20.50%	13.56%	26.18%	(11.07)%

Net assets, end of year (in 000s)	$14,970	$19,052	$14,179	$13,423	$16,974

Ratio of total expenses to average net assets(d)	0.33%	0.24%	0.26%	0.28%	0.26%

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.19%	0.20%	0.19%

Ratio of net investment income to average net assets(b)	1.80%	1.62%	1.25%	1.82%	0.47%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Service Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$22.78	$21.35	$19.30	$16.20	$18.75

Net investment income(a)(b)	0.25	0.29	0.15	0.21	0.15

Net realized and unrealized gain (loss)	(4.66)	3.94	2.37	3.89	(2.31)

Total from investment operations	(4.41)	4.23	2.52	4.10	(2.16)

Distributions to shareholders from net investment income	(0.52)	(0.98)	(0.15)	(0.18)	(0.39)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Total distributions	(1.07)	(2.80)	(0.47)	(1.00)	(0.39)

Net asset value, end of year	$17.30	$22.78	$21.35	$19.30	$16.20

Total return(c)	(19.39)%	19.90%	13.04%	25.49%	(11.48)%

Net assets, end of year (in 000s)	$244	$310	$269	$380	$543

Ratio of total expenses to average net assets(d)	0.83%	0.74%	0.76%	0.78%	0.77%

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.70%	0.69%

Ratio of net investment income to average net assets(b)	1.30%	1.21%	0.79%	1.16%	0.80%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Investor Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$22.43	$21.05	$19.04	$16.03	$18.58

Net investment income(a)(b)	0.33	0.38	0.23	0.30	0.24

Net realized and unrealized gain (loss)	(4.60)	3.89	2.33	3.84	(2.32)

Total from investment operations	(4.27)	4.27	2.56	4.14	(2.08)

Distributions to shareholders from net investment income	(0.56)	(1.07)	(0.23)	(0.31)	(0.47)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(1.15)	(2.89)	(0.55)	(1.13)	(0.47)

Net asset value, end of year	$17.01	$22.43	$21.05	$19.04	$16.03

Total return(c)	(19.08)%	20.36%	13.44%	25.97%	(11.18)%

Net assets, end of year (in 000s)	$4,888	$5,797	$4,908	$4,517	$5,703

Ratio of total expenses to average net assets(d)	0.45%	0.35%	0.39%	0.41%	0.41%

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.32%	0.33%	0.33%

Ratio of net investment income to average net assets(b)	1.72%	1.61%	1.24%	1.66%	1.28%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$23.14	$21.63	$19.55	$16.44	$19.04

Net investment income(a)(b)	0.01	0.40	0.25	0.49	1.61

Net realized and unrealized gain (loss)	(4.39)	4.03	2.40	3.78	(3.71)

Total from investment operations	(4.38)	4.43	2.65	4.27	(2.10)

Distributions to shareholders from net investment income	(0.54)	(1.10)	(0.25)	(0.34)	(0.50)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(1.13)	(2.92)	(0.57)	(1.16)	(0.50)

Net asset value, end of year	$17.63	$23.14	$21.63	$19.55	$16.44

Total return(c)	(18.99)%	20.55%	13.57%	26.14%	(11.00)%

Net assets, end of year (in 000s)	$2,980	$544,796	$490,832	$478,073	$4,485

Ratio of total expenses to average net assets(d)	0.23%	0.23%	0.25%	0.26%	0.32%

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.19%	0.18%

Ratio of net investment income to average net assets(b)	0.04%	1.66%	1.36%	2.55%	9.20%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class R Shares

	Year Ended December 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$22.56	$21.17	$19.15	$16.13	$18.69

Net investment income(a)(b)	0.23	0.23	0.13	0.24	0.14

Net realized and unrealized gain (loss)	(4.61)	3.94	2.34	3.82	(2.32)

Total from investment operations	(4.38)	4.17	2.47	4.06	(2.18)

Distributions to shareholders from net investment income	(0.48)	(0.96)	(0.13)	(0.22)	(0.38)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(1.06)	(2.78)	(0.45)	(1.04)	(0.38)

Net asset value, end of year	$17.12	$22.56	$21.17	$19.15	$16.13

Total return(c)	(19.49)%	19.76%	12.88%	25.36%	(11.63)%

Net assets, end of year (in 000s)	$5,292	$6,611	$5,700	$5,922	$4,938

Ratio of total expenses to average net assets(d)	0.95%	0.85%	0.89%	0.91%	0.91%

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.82%	0.83%	0.83%

Ratio of net investment income to average net assets(b)	1.19%	0.97%	0.70%	1.31%	0.77%

Portfolio turnover rate(e)	12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$23.15	$21.64	$19.56	$16.44	$ 19.43

Net investment income(b)(c)	0.35	0.40	0.26	0.37	0.31

Net realized and unrealized gain (loss)	(4.74)	4.03	2.39	3.91	(2.80)

Total from investment operations	(4.39)	4.43	2.65	4.28	(2.49)

Distributions to shareholders from net investment income	(0.58)	(1.10)	(0.25)	(0.34)	(0.50)

Distributions to shareholders from net realized gains	(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(1.17)	(2.92)	(0.57)	(1.16)	(0.50)

Net asset value, end of period	$17.59	$23.15	$21.64	$19.56	$ 16.44

Total return(d)	(19.00)%	20.54%	13.57%	26.19%	(12.80)%

Net assets, end of period (in 000s)	$117,502	$160,360	$130,610	$127,367	$103,074

Ratio of total expenses to average net assets(e)	0.32%	0.23%	0.25%	0.27%	0.27%(f)

Ratio of net expenses to average net assets(e)	0.18%	0.18%	0.18%	0.19%	0.18%(f)

Ratio of net investment income to average net assets(c)	1.78%	1.64%	1.37%	1.96%	2.33%(f)

Portfolio turnover rate(g)	12%	4%	12%	40%	11%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). The Fund is a diversified fund and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

The Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds (“ETFs”)) (collectively, the “Underlying Funds”), futures, forwards, options, swaps and other instruments with similar economic exposures. The Fund may invest in Underlying Funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The valuation policy of the Fund and underlying funds (“Underlying Funds”) is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration

                23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — The Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

24

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

                25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$95,000,636	$—	$—

Exchange Traded Funds	171,595,823	—	—

Investment Company	16,640,023	—	—

Total	$283,236,482	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$96,321	$—

Options Purchased	717,300	—	—

Total	$717,300	$96,321	$—

Liabilities

Exchange Traded Options On Equities Contracts	$(371,306)	$—	$—

Forward Foreign Currency Exchange Contracts(a)	—	(366,118)	—

Futures Contracts(a)	(1,340,603)	—	—

Total	$(1,711,909)	$(366,118)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$96,321	Payable for unrealized loss on forward foreign currency exchange contracts.	$(366,118)

Equity		—	Written Options, at value	(1,711,909	)(a)

Interest rate	Purchased options, at value	717,300	Variation margin on futures contracts	—

Total		$813,621		$(2,078,027)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2022 is reported within the Statement of Assets and Liabilities.

                27

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES ( continued)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$ 2,453,570	$ (249,479)

Equity	Net realized gain (loss) from futures contracts, swaps contracts and written options/Net change in unrealized gain (loss) on futures contracts, swaps contracts and written options	(4,961,454)	(4,230,185)

Interest rate	Net realized gain (loss) from purchased options and futures contracts /Net change in unrealized gain (loss) on purchased options	(1,551,956)	(154,444)

Total		$(4,059,840)	$(4,634,108)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Written Options

Dynamic Global Equity	232	$35,339,346	$14,908,963	2,186,538	11,185

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2022.

5 . AGREEMENTS AND AFFILI ATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15%.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

28

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2022, Goldman Sachs retained $4,840 of the front end sales charges and $809 of the CDSC for the Fund.

D. Service and Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Fund, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were $448,567.

G. Line of Credit Facility — As of December 31, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

                29

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — The Fund invests primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2022 (in thousands):

Dynamic Global Equity Fund

Underlying Fund	Beginning Value as of 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 12/31/22	Shares as of 12/31/22	Dividend Income	Capital Gain Distributions

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$ 62,014	$ 2,925	$ (36,022)	$ (855)	$ (10,647)	$ 17,415	615	$ 589	$ —

Goldman Sachs ActiveBeta International Equity ETF	157,139	—	(84,377)	(339)	(31,388)	41,035	1,426	1,523	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	253,314	—	(91,594)	1,113	(81,265)	81,568	1,071	1,326	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	31,675	223	(19,949)	(256)	(3,039)	8,654	1,160	223	—

Goldman Sachs Financial Square Government Fund — Institutional Shares	54,000	110,128	(147,488)	—	—	16,640	16,640	251	—

Goldman Sachs Global Infrastructure Fund — Class R6	15,246	96	(10,483)	477	(2,252)	3,084	253	94	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	14,416	65	(12,002)	(386)	(2,093)	—	—	43	—

Goldman Sachs International Equity Insights Fund — Class R6	74,600	952	(41,272)	(68)	(11,724)	22,488	1,907	952	—

Goldman Sachs International Small Cap Insights Fund—Class R6	16,011	49	(11,987)	245	(2,703)	1,615	148	49	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	68,662	5,315	(37,334)	—	(14,646)	21,997	1,018	109	3,506

Goldman Sachs Large Cap Value Insights Fund—Class R6	62,718	7,065	(32,252)	—	(7,130)	30,401	1,440	424	641

Goldman Sachs MarketBeta Emerging Markets Equity ETF	29,492	—	(15,031)	—	(4,716)	9,745	247	297	—

Goldman Sachs MarketBeta International Equity ETF	38,746	23,461	(33,108)	—	(7,266)	21,833	465	561	—

Goldman Sachs Small Cap Equity Insights Fund—Class R6	20,011	60	(10,852)	—	(2,458)	6,761	306	60	—

Total	$898,044	$150,339	$(583,751)	$ (69)	$(181,327)	$283,236		$6,501	$4,147

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were $41,404,857 and $40,099,431, respectively.

30

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

6. PORTFOLIO SECURITIES TRANSACTIONS ( continued)

The proceeds received (excluding cash) in connection with in-kind transaction for the fiscal year ended December 31, 2022, were as follows:

In-kind Issuances	In-kind Redemptions

$0	$(532,139,980)

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Distributions paid from:
Ordinary income	$ 8,909,837
Net long-term capital gains	8,898,499

Total taxable distributions	$17,808,336

Tax return of capital	$ 591,316

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Distributions paid from:
Ordinary income	$ 54,769,419
Net long-term capital gains	52,548,592

Total taxable distributions	$107,318,011

As of the Fund’s most recent fiscal year end, December 31, 2022, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards(1):
Perpetual Short-Term	$(3,761,849)
Perpetual Long-Term	(2,896,419)

Total capital loss carryforwards	(6,658,268)

Timing differences (Late Year Loss Deferral and Straddle Loss Deferral)	$(1,570,165)
Unrealized gains (loss) — net	20,244,682

Total accumulated earnings (loss) net	$12,016,249

(1)	The Dynamic Global Equity Fund’s ability to utilize its capital loss carryforwards is subject to an annual limitation under section 382 of the Internal Revenue Code.

As of December 31, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$262,186,563

Gross unrealized gain	30,755,421
Gross unrealized loss	(10,510,739)

Net unrealized gains	$ 20,244,682

                31

GOLDMAN SACHS DYNAMIC GLOBAL E QUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and net mark to market gains/(losses) on foreign currency contracts.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk - The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the

32

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

8. OTHER RISKS (continued)

value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

                33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2022

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

34

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Global Equity Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	236,183	$4,530,644	447,388	$10,465,500
Reinvestment of distributions	446,499	7,930,440	835,193	19,471,814
Shares redeemed	(681,861)	(13,025,872)	(952,749)	(22,455,855)

	821	(564,788)	329,832	7,481,459

Class C Shares
Shares sold	19,722	368,742	32,367	734,171
Reinvestment of distributions	21,189	363,516	50,432	1,134,953
Shares redeemed	(110,476)	(2,050,980)	(277,299)	(6,214,088)

	(69,565)	(1,318,722)	(194,500)	(4,344,964)

Institutional Shares
Shares sold	268,088	5,355,557	185,277	4,556,350
Reinvestment of distributions	52,598	948,328	90,955	2,151,529
Shares redeemed	(292,753)	(5,615,010)	(108,213)	(2,561,457)

	27,933	688,875	168,019	4,146,422

Service Shares
Shares sold	392	8,293	112	2,670
Reinvestment of distributions	689	12,230	1,262	29,400
Shares redeemed	(588)	(11,153)	(376)	(8,411)

	493	9,370	998	23,659

Investor Shares
Shares sold	64,270	1,205,229	40,132	943,819
Reinvestment of distributions	18,112	316,148	29,852	685,427
Shares redeemed	(53,481)	(1,055,430)	(44,715)	(1,046,455)

	28,901	465,947	25,269	582,791

Class R6 Shares
Shares sold	37,681	811,416	109,199	2,469,003
Reinvestment of distributions	9,024	163,187	2,647,554	62,667,602
Shares redeemed in connection with in-kind transactions	(23,298,598)	(532,139,980)	—	—
Shares redeemed	(124,536)	(2,776,611)	(1,902,056)	(45,255,149)

	(23,376,429)	(533,941,988)	854,697	19,881,456

Class R Shares
Shares sold	35,626	688,910	24,324	566,994
Reinvestment of distributions	18,193	319,613	32,052	739,023
Shares redeemed	(37,732)	(710,778)	(32,657)	(758,976)

	16,087	297,745	23,719	547,041

Class P Shares
Shares sold	256,415	5,317,200	583,073	13,965,548
Reinvestment of distributions	422,752	7,631,483	781,031	18,493,945
Shares redeemed	(927,836)	(17,325,921)	(472,272)	(11,358,227)

	(248,669)	(4,377,238)	891,832	21,101,266

NET INCREASE (DECREASE)	(23,620,428)	$(538,740,799)	2,099,866	$49,419,130

                35

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Dynamic Global Equity Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

36

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
	Beginning	Ending		Expenses
	Account	Account		Paid for the
	Value	Value		6 months ended
Share Class	7/1/22	12/31/22		12/31/22*
Class A
Actual	$1,000.00	$1,014.20		$2.86
Hypothetical 5% return	1,000.00	1,022.40	+	2.87
Class C
Actual	1,000.00	1,010.40		6.66
Hypothetical 5% return	1,000.00	1,018.60	+	6.69
Institutional
Actual	1,000.00	1,016.80		0.99
Hypothetical 5% return	1,000.00	1,024.20	+	0.99
Service
Actual	1,000.00	1,014.00		3.52
Hypothetical 5% return	1,000.00	1,025.20	+	3.53
Investor
Actual	1,000.00	1,016.20		1.60
Hypothetical 5% return	1,000.00	1,023.60	+	1.60
Class R6
Actual	1,000.00	1,016.60		0.93
Hypothetical 5% return	1,000.00	1,024.30	+	0.94
Class R
Actual	1,000.00	1,013.00		4.13
Hypothetical 5% return	1,000.00	1,021.10	+	4.15
Class P
Actual	1,000.00	1,016.30		0.93
Hypothetical 5% return	1,000.00	1,024.30	+	0.94

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Dynamic Global Equity	0.56%	1.31%	0.19%	0.69%	0.31%	0.18%	0.81%	0.18%

                37

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009).	103	None

			Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Dwight L. Bush Age: 65	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).	103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).	103	Vertical Aerospace Ltd. (an aerospace and technology company)

			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017).	103	None

			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Diana M. Daniels[5] Age: 73	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).	103	None

			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Joaquin Delgado Age: 62	Trustee	Since 2020	Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion, Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).	103	Stepan Company (a specialty chemical manufacturer)

			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

38

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm).	103	None
			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012).	103	Verizon Communications, Inc.
			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley.	103	None
			Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.
Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).	172	None
			President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

                39

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).
President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.
Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)	Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).
Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.
Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012	Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Dynamic Global Equity - Tax Information (Unaudited)

For the year ended December 31, 2022, 19.90% of the dividends paid from net investment company taxable income by Dynamic Global Equity Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Dynamic Global Equity Fund designates $8,898,499, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2022.

For the year end December 31, 2022, the Dynamic Global Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2534 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2022 from foreign sources was 59.36%. The total amount of foreign taxes paid by the Fund was $0.0305 per share.

For the year ended December 31, 2022, 64.42% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

GOLDMAN SACHS & CO. LLC
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2023 Goldman Sachs. All rights reserved. 307106-OTU-1748348 DYNGLEQAR-23

Goldman Sachs Funds

Annual Report	December 31, 2022

Real Estate Securities and Global Infrastructure Funds
Global Infrastructure
Global Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities and Global Infrastructure Funds

∎	GLOBAL INFRASTRUCTURE

∎	GLOBAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Effective April 8, 2022, the Goldman Sachs International Real Estate Securities Fund was reorganized with and into the Goldman Sachs Global Real Estate Securities Fund. The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes the reorganization: (i) would consolidate Funds that have the same investment objectives and similar investment strategies (albeit with some notable differences); (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth.

The Board of Trustees of the Goldman Sachs Trust, after careful consideration, unanimously approved the reorganization plan. The Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund would not be diluted as a result of the reorganization.

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -7.62%, -8.29%, -7.24%, -7.41%, -7.25%, -7.91% and -7.32%, respectively. These returns compare to the -6.62% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.

Q	What economic and market factors most influenced global infrastructure securities during the Reporting Period?

A	Global infrastructure securities generated negative returns during the Reporting Period, with investor sentiment most influenced by inflationary trends, central bank monetary policy tightening, rising interest rates and geopolitical tensions.

During the first quarter of 2022, when the Reporting Period started, global infrastructure securities, as measured by the Index, returned -3.20%. The broad global equity market declined amid concerns about elevated global inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario — particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) In March, the Fed raised short-term interest rates for the first time since 2018. Fed policymakers also signaled a slower than previously anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Other macroeconomic uncertainties during the first calendar quarter included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues.

During the second quarter of 2022, global infrastructure securities returned -7.11%. Global equities continued to decline amid ongoing volatility driven by rising inflation, shifting central bank monetary policy and surging COVID-19 cases in China. In the U.S., the Fed raised short-term interest rates twice during the quarter. Other global central banks followed the Fed’s lead, announcing plans to raise interest rates at various points during subsequent months. At the same time, the Fed’s monetary policy stance was generally more hawkish than most other central banks. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In this environment, the U.S. dollar strengthened versus many developed markets currencies, which, along with higher input costs, put downward pressure on corporate profit margins. These factors, along with worsening supply-chain issues due to COVID-19 lockdowns in China, fueled market concerns about the possibility of a global economic slowdown.

In the third quarter of 2022, global infrastructure securities returned -11.10%. The global equity market broadly declined, weighed down by increased inflationary pressures, aggressive interest rate hikes by global central banks, recessionary concerns and the continued global spread of COVID-19. Although the Fed raised interest rates at its July policy meeting, investors seemed optimistic the U.S. central

1

PORTFOLIO RESULTS

bank might soon slow the pace of its rate hikes. However, these expectations were dampened in August by comments by Fed Chair Jerome Powell, who indicated that rate increases could continue into the end of 2022 and through much of 2023. During September, the Fed hiked interest rates again. In Europe, the European Central Bank (“ECB”) raised rates in both July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. In China, new lockdowns placed several million Chinese citizens under heavy COVID-19 restrictions, weighing on industrial activity and consumption.

In the fourth quarter of 2022, global infrastructure securities gained 9.58%. The broad global equity market also advanced, as investors focused on corporate earnings, economic data, central bank monetary policy action and the spread of COVID-19 in China. Third-quarter corporate earnings showed resilience overall, with a majority of companies registering positive earnings surprises at both the top-line and bottom-line level. However, results were lower than they were in the second quarter, reflecting the impact of macroeconomic headwinds. Meanwhile, cost pressures eased, as crude oil and natural gas prices declined, sparking hopes that global central banks would become less hawkish. Indeed, this was realized when the Fed and ECB each announced a smaller rate hike in December after significant increases in previous months. In China, COVID-19 continued to spread, with a rising number of cases. Amid public protests, the Chinese government eliminated its COVID-19 restrictions, raising hopes that supply-chain pressures would ease and manufacturing activity would rebound.

For the Reporting Period overall, the global infrastructure securities market, as measured by the Index, posted an average annual total return of -6.62%. In terms of absolute return, Spain, Hong Kong and Germany were the worst performing markets in the Index. The best performing markets were Japan and, to a lesser extent, Canada. Among market sectors, communications infrastructure, transportation infrastructure and utilities produced negative absolute returns. Energy infrastructure generated a positive absolute return during the Reporting Period.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund recorded negative absolute returns during the Reporting Period and underperformed the Index on a relative basis. Allocation decisions were negative overall. The Fund was hampered by its underweight position versus the Index in the transportation infrastructure sector and by its overweight in the communication infrastructure sector. In addition, the Fund’s exposure to the energy infrastructure sector detracted from relative performance as did its underweight in the utilities sector.

The Fund benefited from security selection overall. Stock picks in the energy infrastructure sector contributed most positively, with stock selection in transportation infrastructure also proving advantageous. On the other hand, stock selection in the communications infrastructure and utilities sectors detracted from relative returns.

Among countries, the Fund was hurt by an underweight position versus the Index in Italy. Stock selection in Italy and Germany also detracted from relative performance. On the positive side, the Fund benefited from an underweight position and stock selection in Hong Kong. Stock selection in France added further to relative returns.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the top detractors from the Fund’s relative performance were investments in Cellnex Telecom, Vonovia and Kinder Morgan.

The Fund’s overweight relative to the Index in Cellnex Telecom, the Spain-based market leader in European cellphone towers, hurt performance most during the Reporting Period. Cellnex has long-dated contracted assets, and therefore, its share price declined on the back of rising interest rates in Europe. At the end of the Reporting Period, we continued to have a positive outlook on Cellnex Telecom, especially given the uncertain macroeconomic environment. In our view, cellphone towers are likely to do well, as we believe their revenues are relatively insulated from the potentially weak economic outlook, and we think they could benefit from high inflation because their leases are generally

[1]	Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector allocations used by the Index.

2

PORTFOLIO RESULTS

indexed to inflation, which can help them offset increases in interest costs.

Vonovia, Germany’s largest residential landlord, was an out-of-benchmark position for the Fund. Germany has been experiencing a housing crisis, as the market is deeply undersupplied, with new construction widely considered unaffordable at recent rent levels. The limited new supply drove up rents for existing apartments. In the face of rising interest rates, Vonovia’s stock declined to a level where the discount to the assets the company owns reached nearly 50%. Additionally, Vonovia’s shares suffered based on concerns about a possible recession in Germany and higher gas prices. However, we noted the company’s fundamentals were unchanged and strong at the end of the Reporting Period, and we continued to find Vonovia a compelling investment.

The Fund was also hurt during the Reporting Period by its underweight position compared to the Index in Kinder Morgan, an operator of pipelines that transport natural gas, gasoline, crude oil, carbon dioxide and other products, as well as terminals that store petroleum products and chemicals and handle bulk materials. During the first half of the Reporting Period, Kinder Morgan’s stock price was supported by strong commodity prices and the performance of the company’s natural gas pipelines segment. Its shares also benefited as Kinder Morgan bought back slightly more stock than consensus expected during the third quarter of 2022. At the end of the Reporting Period, we maintained the Fund’s underweight in the stock, as we saw more attractive opportunities elsewhere as we sought to take advantage of continued U.S. production growth.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	Cheniere Energy, Targa Resources and Crown Castle were leading positive contributors to the Fund’s relative returns during the Reporting Period.

The Fund’s top contributor was its overweight versus the Index in Cheniere Energy, an exporter of liquefied natural gas (“LNG”). With Russian supplies of natural gas severely curtailed, energy security has come into focus for Europe and for much of the developing world. This pushed LNG prices to almost $50/MMBtu, greatly increasing U.S. export margins and improving Cheniere Energy’s outlook for future contracts. (MMBtu is million British thermal units, the standard measurement for natural gas.) Although the company’s stock price rose for most the Reporting Period, it declined in December 2022 as LNG export margins fell amid declining global LNG prices, due in part to demand destruction in Europe. At the end of the Reporting Period, we did not expect export margins to return to 2022 peak levels, but we believed long-term margins would remain elevated given that Europe has become more reliant on U.S. LNG since the Russian gas supply collapse. In our view, this may be a key driver of long-term outperformance for Cheniere Energy, and thus, the Fund remained overweight in the stock at the end of the Reporting Period.

Targa Resources is a leading provider of midstream[2] services, including gathering, processing, transporting and selling of natural gas and natural gas liquids. Targa Resources’ extensive asset footprint, centered in the Permian Basin, is rather uniquely positioned to take advantage of the production growth in that region. Additionally, the company has contracts that allow it to benefit, in our view, from surging commodity prices. At the end of the Reporting Period, we expected its stock to have ongoing earnings tailwinds from growing U.S. crude oil and natural gas production and elevated commodity prices going forward. We also believed Targa Resources has a top-tier asset base and may continue to deliver what we think is “best in class” earnings growth while benefiting from a growing U.S. energy production market.

Also bolstering the Fund’s relative results was an underweight position in Crown Castle, a provider of wireless communications infrastructure. Tower companies, which tend to have long-dated contracts, performed poorly during the Reporting Period on the back of rising interest rates. In addition, during its third quarter 2022 earnings call, Crown Castle provided 2023 earnings guidance that came in ahead of consensus expectations only because of a one-time revenue gain, while its management raised a “red flag” with regard to the pace of new leasing activity in the U.S.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Ferrovial, a Spanish construction group engaged in the operation and maintenance of transport and services infrastructure across several countries, including Spain, the U.K., the U.S. and Canada. The company continues to

[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

3

PORTFOLIO RESULTS

benefit, in our view, from solid pricing growth in the Canadian toll road business and improving sentiment about the Spanish economy. Looking ahead, we are positive on Ferrovial’s stable dividend growth and on increasing traffic on its toll roads.

We also established a Fund position in PG&E, a U.S.-based distributor of energy, during the Reporting Period. The company continued to outperform other U.S. utilities, as its management made progress in de-risking the business, both operationally and financially. PG&E also announced it was exploring a minority-stake sale of its non-nuclear generation assets. If achieved, the sale would reduce the company’s equity needs in the next few years as well as allow further investments in its assets, without putting more bill pressure on consumers. At the end of the Reporting Period, we planned to look for opportunities to add to the Fund’s position in the stock.

Key sales during the Reporting Period included the Fund’s investment in APA Group, an Australian natural gas and electricity operator. As the stock outperformed the broader infrastructure market, we eliminated the Fund’s position in favor of what we saw as higher risk/reward opportunities. Overall, we expected investors to continue to take a cautious approach to APA Group’s inorganic growth strategy. We were also concerned by the company’s high dividend payout ratio and considered its dividend poorly covered.

We also exited the Fund’s position in Italy-based Enel, a global utility with a regulated networks business and a growing renewable generation business. The increasing likelihood of government intervention in the regulated markets on the back of elevated energy prices in Europe led us to become more cautious about European utilities companies overall. Furthermore, rising interest rates in Enel’s home market of Italy made the outlook less favorable, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund grew more underweight compared to the Index in utilities, as we trimmed its investments in water, gas and diversified utilities and increased its holdings of electric utilities. In communications infrastructure, the Fund became more overweight largely due to its investments in telecommunications towers. The Fund became relatively neutral versus the Index in transportation infrastructure as we reduced its holdings of airports and added to its holdings of toll roads. The Fund remained rather neutral in energy infrastructure, with a continued emphasis on “C” corporations, during the Reporting Period.

From a country perspective, compared to the Index, the Fund’s overweight position in the U.S. increased. Its overweight in France decreased, and it shifted from an underweight to an overweight position in Spain. The Fund’s underweights versus the Index in Hong Kong, Italy and the U.K. increased during the Reporting Period. In addition, at the beginning of the Reporting Period, the Fund had no exposure to Japan but became rather neutrally positioned compared to the Index, as we added investments in that country. Finally, the Fund’s cash position decreased during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in the utilities sector and overweight in the communications infrastructure sector. It was rather neutrally positioned compared to the Index in the transportation infrastructure and energy infrastructure sectors. In geographic terms, the Fund was overweight relative to the Index in the U.S., Spain and France. It was underweight in Hong Kong, Italy, Canada and the U.K. at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed global infrastructure securities offered attractive investment potential in an environment characterized by elevated inflation, rising interest rates, lower expected equity market returns and increased uncertainty about the future.

In our view, global infrastructure companies can potentially be a hedge against inflation, given their cash flows are generally underpinned by contracts linked to inflation.

4

PORTFOLIO RESULTS

Higher costs of land, materials and labor may also keep new supply lower, leading to pricing power for incumbent assets and possibly making them more valuable. Overall, we think global infrastructure securities offer rather unique investment attributes, as they tend to offer an attractive yield, low overlap and low volatility compared to the broader equity market. We also note that during the last ten years, global infrastructure securities have been resilient and defensive in down markets, capturing only 70% of declines versus the broader equity market.[3]

Furthermore, global infrastructure securities offer exposure to real assets that are, in most cases, essential for social and economic prosperity. Infrastructure companies tend to have stable, inelastic demand because they provide critical services for daily living, making them relatively insensitive to economic fluctuations, in our view. These businesses are generally supported by physical assets that require substantial investment to develop and maintain. Their high capital-intensive nature along with government regulation for certain industries also create significant barriers to entry, resulting in limited competition and sometimes near-monopoly positions. In addition, these companies tend to offer relatively predictable and defensive cash flows, as they are tied to long-term, fee-based contracts that often have embedded growth determined by indexation or regulation that sets a return these assets can generate. (Indexation is a technique used to connect prices and asset values, generally by linking adjustments made to the value of a good, price of a service, or another specified value to a predetermined price or composite index.)

At the end of the Reporting Period, we believed there were numerous opportunities to invest in infrastructure assets that have stable cash flows with exposure to secular growth trends, which can enable investors to stay on what we consider to be the “right side” of disruption. In our view, rapid disruption is dramatically changing the world and increasing the investment opportunity set within the global infrastructure universe. First, we think the world is on the cusp of a sustainability revolution, which should have the scale of the industrial revolution and the speed of the digital revolution. For the first time ever, governments, corporations and consumers are focused on environmental responsibility. Utilities are transitioning to greener sources of energy, and alternative energy producers are enabling the decarbonization of industries, accelerated by the European “Green Deal” and the U.S. Inflation Reduction Act. Second, we expect technology to have an even bigger influence on the global economy over the next decade than it did over the last one, driven by increasing global connectivity and accelerating public cloud adoption. Growth in mobile data usage is also fueling substantial cellular tower leasing activity, while data traffic volume and the continued expansion of cloud services is driving demand for sending, receiving and storing data. This has resulted in a structural increase in demand for towers to transport data as well as for data centers to store it. Third, with nearly five billion individuals worldwide, Millennials, and increasingly Generation Z, may be the world’s most powerful and disruptive consumers. As digitally native generations with different lifestyles and values from previous generations, younger consumers are driving rapid adoption of e-commerce and fueling demand for experiences over things and increased travel, which may lead to increased demand for transportation-oriented assets. And fourth, aging demographics are driving increased demand for all forms of health care infrastructure and the increased need for affordable housing.

On a final note, we believed at the end of the Reporting Period that global infrastructure companies may reap the rewards of increased government spending. For example, in the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act aims to invest in physical infrastructure projects. There is also NextGeneration EU, the largest stimulus package ever financed in Europe, and the U.S. Inflation Reduction Act of 2022, both of which may provide tailwinds for clean energy infrastructure assets.

At the end of the Reporting Period, we thought all these factors provided a compelling backdrop for global infrastructure securities. Broadly speaking, we believed the asset class would continue to offer strong return potential, especially compared to the broad equities market.

[3]	Source: Goldman Sachs Asset Management, as of November 30, 2022. Global Infrastructure securities represented by the Index and global equities represented by the MSCI World Index. MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Global Infrastructure Fund

as of December 31, 2022

TOP 10 HOLDINGS AS OF 12/31/22[1]

Holding	% of Net Assets	Line of Business

American Tower Corp.	8.9%	Equity Real Estate Investment Trusts
Enbridge, Inc.	6.3	Oil, Gas & Consumable Fuels
Vinci SA	6.0	Construction & Engineering
National Grid PLC	5.6	Multi-Utilities
Williams Cos., Inc. (The)	4.1	Oil, Gas & Consumable Fuels
Cheniere Energy, Inc.	3.9	Oil, Gas & Consumable Fuels
Crown Castle, Inc.	3.5	Equity Real Estate Investment Trusts
Sempra Energy	3.3	Multi-Utilities
Transurban Group	3.1	Transportation Infrastructure
SBA Communications Corp.	3.0	Equity Real Estate Investment Trusts

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares, which represents 1.1% of the Fund’s net assets at December 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022 of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (“the Index”) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	-7.62%	4.16%	5.14%
Including sales charges	-12.68%	2.99%	4.23%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	-8.29%	3.38%	4.36%
Including contingent deferred sales charges	-9.21%	3.38%	4.36%

Institutional (Commenced June 27, 2016)	-7.24%	4.55%	5.53%

Investor Class (Commenced June 27, 2016)	-7.41%	4.42%	5.40%

Class R6 (Commenced June 27, 2016)	-7.25%	4.55%	5.54%

Class R (Commenced June 27, 2016)	-7.91%	3.89%	4.87%

Class P (Commenced April 17, 2018)	-7.32%	N/A	5.56%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -27.99%, -28.55%, -27.72%, -27.85%, -27.76%, -28.21% and -27.78%, respectively. These returns compare to the -24.97% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (USD, net) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, declined. Global equity prices broadly faced pressure from global concerns around rising inflationary pressures and interest rate hikes by the U.S. Federal Reserve and other central banks around the world. Real estate securities were particularly affected by the noticeable tightening of financial conditions. The accompanying rise in bond yields and valuation concerns were other themes that remained prevalent, hurting riskier assets in the market. Geopolitical tensions, mostly those around Russia’s invasion of Ukraine, also contributed to the market rout. In the last months of the Reporting Period, the global real estate securities market posted positive returns, as the release of corporate earnings showed resilience overall, with a majority of companies registering a positive earnings surprise relative to consensus expectations both at the top-line and bottom-line levels. Investors focused more on management guidance and company estimates to gauge the level of future market uncertainty.

Amid this backdrop, there was wide dispersion of returns across companies and property types during the Reporting Period. While all subsectors posted negative absolute returns, the hotel, triple net, retail and diversified subsectors were strongest on a relative basis. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.) The hotel subsector was buoyed by a robust resurgence in demand for vacations and leisure travel following two-plus years of lockdowns and stay-at-home orders. The retail subsector performed well on a relative basis, attributable primarily to the fourth calendar quarter, on the back of the holiday retail season. On the other hand, residential, office and industrial subsectors were weakest during the Reporting Period. The office subsector suffered from an increased emphasis on hybrid work-from-home trends. The industrial subsector was negatively affected by persistent supply-chain disruptions and by Amazon.com’s announced plans to slow warehouse expansion due to excess capacity concerns.

From a country perspective, Hong Kong was the only real estate market in the FTSE Index to post a positive, albeit modest, return for the Reporting Period. The real estate markets of the Netherlands and Singapore produced negative absolute returns but also significantly outperformed the FTSE Index during the Reporting Period. Conversely, Germany, Sweden and the U.K. were the weakest performing real estate markets in the FTSE Index during the Reporting Period. China is not a constituent of the FTSE Index but also proved to be among the weakest real estate markets during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund posted double-digit negative absolute returns that underperformed the FTSE Index during the Reporting Period. Stock selection overall detracted most. Subsector allocation decisions as a whole also detracted but far more

8

PORTFOLIO RESULTS

modestly. Country allocation decisions overall contributed positively, albeit modestly.

From a country perspective, stock selection in the U.S., Hong Kong, the U.K. and Canada detracted most from relative results. Having overweighted allocations to the U.K. and Germany, which each underperformed the FTSE Index during the Reporting Period, and an underweighted allocation to Germany and exposure to China, which each underperformed the FTSE Index during the Reporting Period, also hurt. These detractors were partially offset by having underweighted allocations to Sweden and Belgium, which contributed positively as each underperformed the FTSE Index during the Reporting Period.

From a subsector perspective, stock selection in diversified, retail and health care detracted most from the Fund’s relative results during the Reporting Period. Having underweighted allocations to the diversified, triple net and retail subsectors, which each outperformed the FTSE Index during the Reporting Period, also hurt. Contributing most positively to relative results was having an overweighted allocation to the hotel subsector, the only subsector to boost the Fund’s relative results during the Reporting Period. Having a position in cash, although modest, during a Reporting Period when the FTSE Index sharply declined, also buoyed the Fund’s relative results.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The Fund’s position in Vonovia, the largest German residential landlord, with a focus on middle income apartments, detracted most from relative results during the Reporting Period. There has been a housing crisis in Germany, as the market is deeply undersupplied, with new construction unaffordable at recent rent levels. This cap on new supply drove up rents for existing apartments. In the face of rising interest rates, Vonovia’s stock underperformed the FTSE Index to a level where the discount to the assets it owns implied by its stock price was almost 50%. Additionally, its shares suffered due to concerns around a possible recession in Germany and higher gas prices. However, with unchanged and strong fundamentals, we continued to find the company compelling at the end of the Reporting Period.

Another significant detractor from the Fund’s relative results during the Reporting Period was Castellum, a Swedish real estate investment trust (“REIT”) in the Nordic region that develops, improves and manages properties, including flexible workplaces and smart logistics solutions. Castellum performed poorly along with the broader Swedish real estate market during the Reporting Period. Swedish real estate companies tend to have short-dated debt and tend to favor high levels of leverage. Castellum is more conservative than its peers and outperformed the local market, but it still lagged the global real estate securities market. Castellum was the Fund’s only Swedish real estate holding, and, at the end of the Reporting Period, we believed the underperformance of the Swedish real estate market led to Castellum trading at an attractive valuation.

The Fund’s position in SEGRO, an owner, manager and developer of modern warehouses and light industrial properties, also detracted from relative results during the Reporting Period. The logistics company was negatively affected during the Reporting Period by a broader sell-off in logistics real estate names globally after Amazon.com announced it would be reducing its fulfillment center spending. SEGRO was also impacted by market volatility in the U.K. equity market. At the end of the Reporting Period, we believed the U.K. logistics real estate market remained tight, with record low vacancies nationally. We expected this to drive rent and value growth for the owners of logistics real estate in the months ahead.

Q	What were some of the Fund’s best-performing individual holdings?

A	United Urban Investment, a diversified Japanese REIT (“J-REIT”) with a portfolio diversified among offices, shopping centers, hotels, industrial properties and residential buildings, contributed most positively to the Fund’s results during the Reporting Period. The J-REIT had relatively high exposure to hotel assets, which proved beneficial, as the Japanese government announced full re-opening of cross-border travels during the Reporting Period. The market also reacted positively to United Urban Investment’s surprise announcement during the third calendar quarter of share buybacks. At the end of the Reporting Period, we remained constructive on United Urban Investment given the re-opening in Japan.

The Fund’s position in Ryman Hospitality Properties, a leading U.S. lodging and hospitality REIT that specializes in upscale convention center resorts and country music entertainment experiences, was also a top contributor to relative results during the Reporting Period. Its stock outperformed the FTSE Index, as the company’s focused model saw outsized relative demand, especially compared to business transient demand, which remained subdued. Further, its management continued to allocate capital in a shareholder-friendly manner. Additionally, the REIT found

9

PORTFOLIO RESULTS

strength in leisure demand, which supported a record-high leisure average daily rate.

CK Asset Holdings, a Hong Kong-based property development and management company, contributed positively to the Fund’s relative results as well. The company’s 2021 earnings beat consensus expectations on both core earnings and dividend payout. The company also divested two businesses — aircraft leasing and an A-grade office in London — in 2022, which led to large gains and also helped the company refocus on its core businesses. Additionally, the company’s strong balance sheet was being appreciated by the market, with the prospect of capturing good investment opportunities in a tightening macroeconomic environment globally.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Extra Space Storage, a REIT that provides storage and reinsurance services to tenants. We believe the near- and short-term prospects for the self-storage subsector are solid and found valuations at the time of this purchase compelling. We also believe the REIT is likely to show stronger short-sell revenue and net operating income over the next two to four quarters. We are confident Extra Space Storage’s management team will continue creating value through future acquisitions and balance sheet management.

We established a Fund position in Stockland, a diversified real estate company in Australia. The company has significant asset exposure in both suburban shopping centers and masterplan residential community development. Subsequent to our purchase date, the positive retail update from pure retail landlords during the Reporting Period helped Stockland’s stock performance. Furthermore, the Reserve Bank of Australia hiked its interest rates only 25 basis points in each of its two rate decision meetings during the Reporting Period, which pointed to lessening mortgage cost pressure on the residential home sales market, in our view. (A basis point is 1/100th of a percentage point.) Additionally, the company benefited from strength across its core market of residential land lot sales, particularly in New South Wales and Queensland, where Stockland has significant exposure. While we remain positive on the company, following the stock’s substantial gains since we purchased it, we exited the position in favor of opportunities where we saw greater risk-adjusted return potential.

During the Reporting Period, we sold the Fund’s position in Camden Property Trust, a U.S.-based REIT focused on the ownership, management and development of multifamily apartment communities. Within the residential space, we favored single-family rentals over multifamily rental property types during the Reporting Period. We believed the revenue streams from single-family rentals were more stable compared to multifamily revenues given that home renters tend to be less transient than apartment renters. In addition, expense pressures were more acute for single-family rentals relative to multifamily apartments, in our view, and we believed demand was more at risk within the multifamily apartment market vs. the single-family rental market.

We exited the Fund’s position in CubeSmart, a self-storage facility REIT. CubeSmart was swapped for a position in Extra Space Storage, mentioned earlier. In our view, CubeSmart was being less aggressive in repricing its existing customers than the rest of the industry due to its belief there is a point where brand loyalty starts to be impacted as rate increases accelerate. The problem with this view, in our opinion, is that it is not supported by the data across the industry. While we continue to expect self-storage to be a strong performer, we favored a position in Extra Space Storage for the next six to 12 months.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to the U.S., Singapore and Japan increased relative to the FTSE Index and its exposure to continental Europe, Canada, the U.K. and Hong Kong decreased relative to the FTSE Index during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was overweighted relative to the FTSE Index in the U.S.,

10

PORTFOLIO RESULTS

underweighted relative to the FTSE Index in continental Europe and Canada, and rather neutrally weighted compared to the FTSE Index in the other constituent regions/countries of the FTSE Index at the end of December 2022. The Fund also had exposure to India at the end of the Reporting Period, which is not a component of the FTSE Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Amid a lingering backdrop of tightening financial conditions, persistent inflation and higher interest rates, we believed at the end of the Reporting Period that the threat of recession over the next 12 months seems to progressively intensify in the fourth quarter of 2023. Taming inflation without recession would require, in our opinion, economic growth to slow to a below potential, though not recessionary, pace to rebalance the labor market and reduce wage growth to a level consistent with the Fed’s inflation target.

Though 2022 was shadowed by rising interest rates, lower than consensus expected equity returns and higher uncertainty about the future, especially when compared to the high equity returns in 2021, it highlighted the benefits of REITs and called attention to the wide dispersion in returns across different REIT subsectors. Some of the key benefits REITs have in the environment seen at the end of the Reporting Period include being a potential inflation and rising interest rate hedge, as some REITs stand to benefit in an inflation environment, unlike bonds, since rents can be re-set higher to reflect higher consumer prices as long as the inflation is tied to an improving economy. Additionally, rising inflation leads to increased input costs to manufacturing, labor and construction. This limits the amount of new development projects, redirecting demand to existing assets, making them more valuable and driving rents higher still.

In 2022, we saw a historic disconnect between private and public real estate valuations. Private real estate outperformed public REITs by an unprecedented level. During the Reporting Period, the private real estate market, as measured by the NCREIF Fund Index-Open End Diversified Core Equity*, outperformed the listed/public market, as measured by the MSCI US REIT Index*, by nearly 40%, the largest disparity ever recorded. Historically, when dispersion has approached these levels, this has represented a notable opportunity for public real estate outperformance over the following one to three years.

We intend to remain vigilant as we seek to navigate turbulence anticipated into the next year. We intend to remain focused on property types exposed to secular growth, acting as disruptors as a result of continued technological innovation, compared with other areas we view as cyclical recovery beneficiaries of an accelerated economic re-opening in the wake of the COVID-19 pandemic. We remained optimistic at the end of the Reporting Period about the pace and scope of global economic recovery alongside ongoing expansionary monetary and fiscal policies. We will closely monitor the global supply chain as well as inflation trends. Despite uncertainty, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We think focusing on higher quality investments can help navigate the heightened volatility while also positioning investors to benefit from the next upcycle. We continue to test our models and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon. We believe this fundamental approach can generate strong returns in the long term.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have

*The	NCREIF Fund Index — Open End Diversified Core Equity (NFI-ODCE), is an index of investments returns of the largest private real estate funds pursuing lower risk investment strategies utilizing low leverage and generally represented by equity ownership positions in stable U.S. operating properties diversified across regions and property types. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

11

PORTFOLIO RESULTS

well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

Sector and subsector allocations throughout this shareholder report are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

12

FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/22[1]

Holding	% of Net Assets	Line of Business

Prologis, Inc. REIT	6.3%	Real Estate
Public Storage REIT	4.2	Real Estate
Equinix, Inc. REIT	3.5	Real Estate
Digital Realty Trust, Inc. REIT	3.1	Real Estate
Welltower, Inc. REIT	2.8	Real Estate
Simon Property Group, Inc. REIT	2.7	Real Estate
AvalonBay Communities, Inc. REIT	2.7	Real Estate
Alexandria Real Estate Equities, Inc. REIT	2.4	Real Estate
VICI Properties, Inc. REIT	2.4	Real Estate
Ventas, Inc. REIT	2.3	Real Estate

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[2]

As of December 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The graph categorizes investments’ country of domicile as reported by Bloomberg; however, the country/grouping classifications used by the portfolio management team may differ from Bloomberg. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the FTSE Index. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund—Institutional Shares, which represents 1.5% of the Fund’s net assets at December 31, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 31, 2015 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	-27.99%	-0.47%	1.67%
Including sales charges	-31.97%	-1.59%	0.90%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	-28.55%	-1.21%	0.92%
Including contingent deferred sales charges	-29.27%	-1.21%	0.92%

Institutional (Commenced August 31, 2015)	-27.72%	-0.09%	2.07%

Investor (Commenced August 31, 2015)	-27.85%	-0.22%	1.93%

Class R6 (Commenced August 31, 2015)	-27.76%	-0.09%	2.08%

Class R (Commenced August 31, 2015)	-28.21%	-0.73%	1.42%

Class P (Commenced April 17, 2018)	-27.78%	N/A	0.49%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -28.07%, -28.54%, -27.77%, -28.12%, -27.90%, -27.82%, -28.22% and -27.78%, respectively. These returns compare to the -26.76% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted a return of -26.76% for the Reporting Period, underperforming both bonds and U.S. equities broadly, as measured by the Bloomberg US Aggregate Bond Index and S&P 500 Index, respectively.

2022 was a challenging year for the asset class amid a backdrop of a broader U.S. equity market sell-off stemming from rising interest rates, high inflation, recession concerns and geopolitical tensions that together drove persistent volatility. U.S. real estate investment trusts (“REITs”), in particular, were affected by concerns around rising interest rates.

During the first quarter of 2022, the Wilshire Index returned -3.85%. Health care and hotels were the top performing subsectors given their defensive/value tilt, while technology and retail were weakest, giving way to the rotation away from more growth-oriented stocks during the first quarter of 2022.

The Wilshire Index returned -18.49% during the second quarter of 2022. Technology and hotels were the top performing subsectors, benefiting from the more value-oriented parts of the real estate sector, which proved to be resilient. The office and retail subsectors were weakest, driven by inflation and rising cost concerns.

During the third quarter of 2022, the Wilshire Index returned -10.20%. Self-storage and retail were the best performing subsectors, benefiting from the more value-oriented parts of the sector, which proved to be resilient. Health care and technology were the worst performing subsectors, driven by fears of monetary policy tightening, fiscal restraint and the negative effects of higher inflation.

The Wilshire Index rose 4.09% during the fourth quarter of 2022. Retail and triple net were the top performing subsectors, while residential and self-storage were weakest. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.)

For the Reporting Period overall, the triple net subsector was strongest and the only subsector to post a positive absolute return, albeit modest. The office subsector was weakest, challenged by an increased emphasis on hybrid work-from-home trends.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Wilshire Index during the Reporting Period attributable primarily to stock selection overall. Allocation decisions as a whole contributed positively but modestly.

Detracting most from the Fund’s relative results was weak stock selection in the health care, retail and residential subsectors. Having underweighted allocations to the health care, retail and triple net subsectors, which each outperformed the Wilshire Index during the Reporting

15

PORTFOLIO RESULTS

Period, also hurt. We additionally attribute the Fund’s underperformance during the Reporting Period to the growth tilt of the portfolio given the shift in investor sentiment toward more value-oriented securities. Partially offsetting these detractors was effective individual stock selection and allocation positioning in the hotel, office and industrial subsectors, which contributed positively. Having a position in cash, albeit modest, during a period when the Wilshire Index declined substantially, further buoyed the Fund’s relative results.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	An overweight position in Extra Space Storage, a REIT that provides storage and reinsurance services to tenants, detracted most from the Fund’s results during the Reporting Period. Extra Space Storage reported solid results during the Reporting Period, but its forward outlook was slightly below market expectations. At the end of the Reporting Period, we continued to believe the near-term prospects for the self-storage subsector are solid and found valuations at the end of 2022 compelling. We were also confident Extra Space Storage’s management team will continue creating value through future acquisitions and balance sheet management.

DigitalBridge Group, a leading global provider of data center, co-location and interconnection solutions, also detracted from the Fund’s relative performance during the Reporting Period. The data center space broadly underperformed during the Reporting Period given a rotation away from higher growth subsectors. At the end of the Reporting Period, we remained constructive on the company, as we believed demand for data centers remained strong.

Another significant detractor from the Fund’s relative results during the Reporting Period was WeWork, a provider of co-working spaces, including physical and virtual shared spaces. During the Reporting Period, the company reported below consensus expected earnings. Such results were driven, in our view, by supply and demand dynamics as well as by concerns around rising interest rates and a potential recession. In December 2022, WeWork entered into a new amendment to a credit agreement with Softbank to issue $250 million of senior secured notes due in 2025.

Q	What were some of the Fund’s best-performing individual holdings?

A	The Fund’s position in VICI Properties, one of the largest owners of gaming, hospitality and entertainment destinations in the U.S., was the top contributor to relative results during the Reporting Period. The company benefited from the secular growth trend of experiences over things, high barriers to entry and meaningful leverage to high inflation. Also, during the Reporting Period, VICI Properties announced it was buying Blackstone Real Estate Income Trust’s 59.9% interest in the MGM Grand and Mandalay Bay in Las Vegas, having already owned the other 50.1%. At the end of the Reporting Period, we remained constructive on the company due to its inflation-protected leases and what we see as its tenants’ strong underlying fundamentals.

The Fund’s position in Ryman Hospitality Properties, a leading U.S. lodging and hospitality REIT that specializes in upscale convention center resorts and country music entertainment experiences, was also a top contributor to relative results during the Reporting Period. Its stock outperformed the Wilshire Index, as the company’s focused model saw outsized relative demand, especially compared to business transient demand, which remained subdued. Further, its management continued to allocate capital in a shareholder-friendly manner. Additionally, the REIT found strength in leisure demand, which supported a record-high leisure average daily rate.

Boston Properties, which engages in the ownership and development of urban U.S. office properties, also contributed positively to the Fund’s results during the Reporting Period. During the Reporting Period, investors appeared to view Boston Properties as a blue-chip office REIT with a healthy balance sheet and a strong asset footprint in top markets, including New York City, Boston and San Francisco. Additionally, Boston Properties has a low leverage, robust development pipeline to drive growth and what we consider to be among the best office management/leasing teams in the U.S. During the Reporting Period, Boston Properties benefited from growth driven by a low level of lease expirations, enabling an occupancy rate increase and offset of higher rates impacting interest costs.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we established a Fund position in American Homes 4 Rent (Class A), a REIT primarily focused on acquiring, operating and leasing single-family homes as rental properties throughout the U.S. The company

16

PORTFOLIO RESULTS

derives most of its income in the form of rental revenue from single-family properties through short-term or annual leases. In the residential space, rent growth was slowing during the Reporting Period but remained above historical levels.

We initiated a Fund position in Park Hotels & Resorts, a lodging REIT focused, in our opinion, on consistently delivering superior, risk-adjusted returns for shareholders through active asset management. The company had been one of the worst performing stocks in this subsector, which, given a resumption of travel into Hawaii and improved business travel trends, favored Park Hotels & Resorts as compared to competitor Host Hotels & Resorts, in our view. Also, Park Hotels & Resorts had provided an updated increase in its dividends versus its own prior guidance. The company saw an increase in group bookings towards the end of 2022 and increased hotel net income for October and November 2022, as occupancy increased. We maintain an optimistic view within the hotel subsector around an ongoing business travel recovery, even if the economy softens.

Conversely, we sold the Fund’s position in Host Hotels & Resorts, the largest U.S. lodging REIT. The company was among the best performing lodging REITs during the Reporting Period, while Park Hotels & Resorts, mentioned above, was among the worst. As discussed, we believe this provided for a relative setup, given travel trends, that favors Park Hotels & Resorts over the next few quarters.

We exited the Fund’s position in CubeSmart, a self-storage facility REIT. In our view, CubeSmart was being less aggressive in repricing its existing customers than the rest of the industry due to its belief there is a point where brand loyalty starts to be impacted as rate increases accelerate. The problem with this view, in our opinion, is that it is not supported by the data across the industry. While we continue to expect self-storage to be a strong performer, we favored a position in Extra Space Storage, mentioned earlier, for the next six to 12 months.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the technology, industrial and self-storage subsectors increased relative to the Wilshire Index and its exposure to the hotel, office and retail subsectors decreased relative to the Wilshire Index. We also established a modest allocation to the triple net sector during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had overweighted exposure compared to the Wilshire Index in the technology, industrial and self-storage subsectors and had underweighted exposure compared to the Wilshire Index in the retail, residential, office and triple net subsectors. The Fund was rather neutrally weighted in the hotel and health care subsectors of the Wilshire Index at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Rising interest rates, increased recessionary concerns and elevated inflation were top of mind for investors at the end of the Reporting Period. In our view, these market conditions have created an attractive opportunity to gain exposure to publicly traded real estate, or REITs, at discounted valuations. We viewed REITs as increasingly attractive amid these conditions based on the asset class offering.

First, unlike bonds, REITs may offer defensive cash flow growth given that they can have longer-term leases and largely secular demand drivers, such as digitization, e-commerce, biotechnology innovation and aging demographics.

Second, REITs historically outperform other asset classes following periods of interest rate increases. On the positive side, incumbent asset values will likely rise since it becomes more difficult to borrow, limiting new supply. Also, higher mortgage rates may benefit multifamily and single-family residential subsectors by making renting more affordable than owning. Of course, at the same time, like all financial assets, the value of real estate declines as interest rates drive increases in the cost of capital, all else being equal. Further, rising rates increase borrowing costs for real estate

17

PORTFOLIO RESULTS

companies, which could negatively impact earnings, potentially offset by rental growth in some subsectors.

Third, REITs have historically performed well in economic recoveries following a recession. Fourth, REITs may provide inflation hedging benefits. Some leases and/or contracts are linked to inflation, and, if not, can typically be reset in line with inflation. Further, incumbent asset values tend to increase as the cost of building and developing new assets goes up, given higher land, labor and material costs. Fifth, relative to private real estate markets, public REITs were attractively valued at the end of the Reporting Period, in our view.

All that said, not all companies and property types will perform equally, making a compelling case, we believe, for active management. For example, rising interest rate risk can be mitigated by focusing on owners of real estate seeking to rent rather than developers seeking to sell, as rents tend to have more predictable and growing cash flows. Additionally, disruption trends can be exploited by being underweight retail and office subsectors, which we view as being on the wrong side of e-commerce and work-from-home trends, respectively, and instead focusing on property types exposed to secular growth, such as data centers and towers. We also believe active management could be beneficial going forward as we seek companies with resilient business models, pricing power and inelastic customer bases. We intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We think focusing on higher quality investments can help navigate the heightened volatility we anticipate for the coming year while also positioning investors to benefit from the next upcycle. We continue to test our models and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon. We believe this fundamental approach can generate strong returns in the long term.

Overall, we believe REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the Wilshire Index.

18

FUND BASICS

Real Estate Securities Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/22[1]

Holding	% of Net Assets	Line of Business

Prologis, Inc. REIT	12.4%	Industrial
Equinix, Inc. REIT	8.6	Specialized
Public Storage REIT	7.8	Specialized
Digital Realty Trust, Inc. REIT	4.7	Specialized
Welltower, Inc. REIT	4.6	Health Care
Alexandria Real Estate Equities, Inc. REIT	4.5	Office
Extra Space Storage, Inc. REIT	4.0	Specialized
Simon Property Group, Inc. REIT	4.0	Retail
AvalonBay Communities, Inc. REIT	4.0	Residential
Equity LifeStyle Properties, Inc. REIT	3.3	Residential

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of December 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares, which represents 1.9% of the Fund’s net assets at December 31, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-28.07%	2.58%	5.25%	—
Including sales charges	-32.03%	1.43%	4.66%	—

Class C
Excluding contingent deferred sales charges	-28.54%	1.82%	4.47%	—
Including contingent deferred sales charges	-29.25%	1.82%	4.47%	—

Institutional	-27.77%	2.96%	5.66%	—

Service	-28.12%	2.46%	5.14%	—

Investor	-27.90%	2.82%	5.51%	—

Class R6 (Commenced July 31, 2015)	-27.82%	2.95%	N/A	3.61%

Class R	-28.22%	2.32%	4.99%	—

Class P (Commenced April 17, 2018)	-27.78%	N/A	N/A	4.60%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

20

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 98.3%
Australia – 3.1%
894,187	Transurban Group (Transportation Infrastructure)	$7,866,934

Canada – 15.2%
29,602	Emera, Inc. (Electric Utilities)	1,131,391
406,598	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	15,891,556
57,220	Fortis, Inc. (Electric Utilities)	2,289,645
115,886	Keyera Corp. (Oil, Gas & Consumable Fuels)	2,532,546
89,099	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	2,443,313
204,552	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	6,943,286
172,022	TC Energy Corp. (Oil, Gas & Consumable Fuels)	6,858,011

		38,089,748

China – 1.7%
307,800	ENN Energy Holdings Ltd. (Gas Utilities)	4,299,366

France – 7.6%
129,063	Engie SA (Multi-Utilities)	1,846,388
83,224	Veolia Environnement SA (Multi-Utilities)	2,138,395
152,002	Vinci SA (Construction & Engineering)	15,152,634

		19,137,417

Germany – 0.4%
42,357	Vonovia SE (Real Estate Management & Development)	997,781

Hong Kong – 0.5%
1,286,619	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,220,240

Italy – 1.0%
591,307	Enav SpA (Transportation Infrastructure)(a)	2,508,279

Japan – 1.3%
209,300	Osaka Gas Co. Ltd. (Gas Utilities)	3,372,472

Spain – 8.0%
32,101	Aena SME SA (Transportation Infrastructure)*(a)	4,024,134
202,418	Cellnex Telecom SA (Diversified Telecommunication Services)*(a)	6,714,462
218,190	Ferrovial SA (Construction & Engineering)	5,712,814
306,959	Iberdrola SA (Electric Utilities)	3,583,289

		20,034,699

United Kingdom – 6.4%
6,290	Linde PLC (Chemicals)	2,051,672
1,168,247	National Grid PLC (Multi-Utilities)	13,994,850

		16,046,522

Common Stocks – (continued)
United States – 53.1%
48,151	AES Corp. (The) (Independent Power and Renewable Electricity Producers)	1,384,823
44,493	Ameren Corp. (Multi-Utilities)	3,956,317
105,303	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	22,309,494
25,095	American Water Works Co., Inc. (Water Utilities)	3,824,980
37,903	Atmos Energy Corp. (Gas Utilities)	4,247,789
166,440	CenterPoint Energy, Inc. (Multi-Utilities)	4,991,536
65,351	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	9,800,036
62,762	CMS Energy Corp. (Multi-Utilities)	3,974,717
32,794	Consolidated Edison, Inc. (Multi-Utilities)	3,125,596
65,654	Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	8,905,309
17,686	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,773,375
48,326	Edison International (Electric Utilities)	3,074,500
2,893	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	1,895,002
54,217	Eversource Energy (Electric Utilities)	4,545,553
214,970	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,886,658
3,806	Martin Marietta Materials, Inc. (Construction Materials)	1,286,314
15,889	New Fortress Energy, Inc. (Oil, Gas & Consumable Fuels)	674,011
46,505	NextEra Energy, Inc. (Electric Utilities)	3,887,818
42,688	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,804,602
288,463	PG&E Corp. (Electric Utilities)*	4,690,408
26,897	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	7,539,498
52,829	Sempra Energy (Multi-Utilities)	8,164,194
91,998	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	6,761,853
34,197	WEC Energy Group, Inc. (Multi-Utilities)	3,206,311
309,325	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	10,176,792
37,934	Xcel Energy, Inc. (Electric Utilities)	2,659,553

		133,547,039

TOTAL COMMON STOCKS
(Cost $213,894,919		$247,120,497

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Dividend Rate	Value

Investment Company – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,802,075	4.159%	$2,802,075
(Cost $2,802,075)

TOTAL INVESTMENTS – 99.4%
(Cost $216,696,994)		$249,922,572

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,373,386

NET ASSETS – 100.0%		$251,295,958

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Utilities	36.8%
Energy	26.6
Real Estate	17.4
Industrials	14.1
Communication Services	2.7
Materials	1.3
Investment Company	1.1

TOTAL INVESTMENTS	100.0%

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 95.8%
Australia – 3.6%
55,815	Goodman Group REIT (Real Estate)	$656,405
327,502	Ingenia Communities Group REIT (Real Estate)	991,031
579,014	Scentre Group REIT (Real Estate)	1,127,086
621,511	Stockland REIT (Real Estate)	1,530,695

		4,305,217

Canada – 1.2%
46,157	Canadian Apartment Properties REIT (Real Estate)	1,454,934

France – 1.1%
13,305	Gecina SA REIT (Real Estate)	1,355,515

Germany – 2.5%
59,208	Instone Real Estate Group SE (Real Estate)(a)	509,656
104,506	Vonovia SE (Real Estate)	2,461,790

		2,971,446

Hong Kong – 4.5%
154,000	CK Asset Holdings Ltd. (Real Estate)	944,509
976,000	Fortune Real Estate Investment Trust REIT (Real Estate)	791,507
324,000	Henderson Land Development Co. Ltd. (Real Estate)	1,127,910
285,200	Hongkong Land Holdings Ltd. (Real Estate)	1,312,153
796,117	Sino Land Co. Ltd. (Real Estate)	992,985
97,000	Swire Properties Ltd. (Real Estate)	245,691

		5,414,755

Ireland – 0.5%
155,800	Dalata Hotel Group PLC (Consumer Services)*	539,788

Japan – 10.3%
678	Comforia Residential REIT, Inc. REIT (Real Estate)	1,527,460
205	Hoshino Resorts REIT, Inc. REIT (Real Estate)	1,104,127
579	Hulic REIT, Inc. REIT (Real Estate)	721,143
1,923	Japan Metropolitan Fund Invest REIT (Real Estate)	1,529,773
147,300	Mitsubishi Estate Co. Ltd. (Real Estate)	1,908,062
308	Mitsubishi Estate Logistics REIT Investment Corp. REIT (Real Estate)	987,564
107,100	Mitsui Fudosan Co. Ltd. (Real Estate)	1,957,464
488	Nippon Prologis REIT, Inc. REIT (Real Estate)	1,144,153
10,900	Open House Group Co. Ltd. (Consumer Durables & Apparel)	396,868
901	United Urban Investment Corp. REIT (Real Estate)	1,029,389

		12,306,003

Netherlands – 0.5%
47,909	CTP NV (Real Estate)(a)	567,048

Common Stocks – (continued)
Singapore – 3.7%
647,400	CapitaLand Ascendas REIT (Real Estate)	1,325,921
1,049,500	Capitaland India Trust (Real Estate)	885,248
2,574,900	Far East Hospitality Trust (Real Estate)	1,193,055
2,015,809	Lendlease Global Commercial REIT (Real Estate)	1,060,911

		4,465,135

Spain – 1.0%
35,957	Cellnex Telecom SA (Telecommunication Services)*(a)	1,192,739

Sweden – 0.8%
78,085	Castellum AB (Real Estate)(b)	945,645

United Kingdom – 4.3%
86,599	Big Yellow Group PLC REIT (Real Estate)	1,199,513
657,039	Capital & Counties Properties PLC REIT (Real Estate)	845,959
274,297	LondonMetric Property PLC REIT (Real Estate)	569,373
162,565	Segro PLC REIT (Real Estate)	1,497,591
89,526	UNITE Group PLC (The) REIT (Real Estate)	982,163

		5,094,599

United States – 61.8%
19,769	Alexandria Real Estate Equities, Inc. REIT (Real Estate)	2,879,750
47,345	American Homes 4 Rent, Class A REIT (Real Estate)	1,426,978
7,144	American Tower Corp. REIT (Real Estate)	1,513,528
41,135	Americold Realty Trust, Inc. REIT (Real Estate)	1,164,532
19,588	AvalonBay Communities, Inc. REIT (Real Estate)	3,163,854
18,940	Boston Properties, Inc. REIT (Real Estate)	1,279,965
5,638	CBRE Group, Inc., Class A (Real Estate)*	433,901
29,579	Cousins Properties, Inc. REIT (Real Estate)	748,053
37,047	Digital Realty Trust, Inc. REIT (Real Estate)	3,714,703
16,816	EastGroup Properties, Inc. REIT (Real Estate)	2,489,777
6,319	Equinix, Inc. REIT (Real Estate)	4,139,135
36,722	Equity LifeStyle Properties, Inc. REIT (Real Estate)	2,372,241
19,686	Equity Residential REIT (Real Estate)	1,161,474
8,058	Essex Property Trust, Inc. REIT (Real Estate)	1,707,651
15,797	Extra Space Storage, Inc. REIT (Real Estate)	2,325,002
20,687	Federal Realty Investment Trust REIT (Real Estate)	2,090,214

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
68,482	Healthcare Realty Trust, Inc. REIT (Real Estate)	$1,319,648
20,020	Healthpeak Properties, Inc. REIT (Real Estate)	501,901
91,093	Invitation Homes, Inc. REIT (Real Estate)	2,699,997
5,795	Mid-America Apartment Communities, Inc. REIT (Real Estate)	909,757
67,018	Park Hotels & Resorts, Inc. REIT (Real Estate)	790,142
66,971	Prologis, Inc. REIT (Real Estate)	7,549,641
17,952	Public Storage REIT (Real Estate)	5,029,971
31,753	Realty Income Corp. REIT (Real Estate)	2,014,093
40,454	Regency Centers Corp. REIT (Real Estate)	2,528,375
67,068	RLJ Lodging Trust REIT (Real Estate)	710,250
14,984	Ryman Hospitality Properties, Inc. REIT (Real Estate)	1,225,392
2,096	SBA Communications Corp. REIT (Real Estate)	587,530
27,164	Simon Property Group, Inc. REIT (Real Estate)	3,191,227
38,230	Terreno Realty Corp. REIT (Real Estate)	2,174,140
61,794	Ventas, Inc. REIT (Real Estate)	2,783,820
87,928	VICI Properties, Inc. REIT (Real Estate)	2,848,867
51,457	Welltower, Inc. REIT (Real Estate)	3,373,006
47,517	WeWork, Inc., Class A (Real Estate)*(b)	67,949
10,594	W.P. Carey, Inc. REIT (Real Estate)	827,921

		73,744,385

TOTAL COMMON STOCKS
(Cost $109,814,096)		$114,357,209

Shares	Dividend Rate	Value

Investment Company – 1.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,830,817	4.159%	$1,830,817
(Cost $1,830,817)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $111,644,913)		$116,188,026

Securities Lending Reinvestment Vehicle – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,018,728	4.159%	$1,018,728
(Cost $1,018,728)

TOTAL INVESTMENTS – 98.2%
(Cost $112,663,641)		$117,206,754

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		2,186,059

NET ASSETS – 100.0%		$119,392,813

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Real Estate	95.7%
Investment Company	1.6
Communication Services	1.0
Consumer Discretionary	0.8
Securities Lending Reinvestment Vehicle	0.9

TOTAL INVESTMENTS	100.0%

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 97.6%
Health Care – 10.0%
87,164	Healthcare Realty Trust, Inc. REIT	$1,679,650
34,035	Healthpeak Properties, Inc. REIT	853,258
81,906	Ventas, Inc. REIT	3,689,865
79,595	Welltower, Inc. REIT	5,217,452

		11,440,225

Hotel – 3.9%
110,107	Park Hotels & Resorts, Inc. REIT	1,298,162
114,659	RLJ Lodging Trust REIT	1,214,239
24,448	Ryman Hospitality Properties, Inc. REIT	1,999,357

		4,511,758

Industrial – 19.1%
36,700	Americold Realty Trust, Inc. REIT	1,038,977
23,087	EastGroup Properties, Inc. REIT	3,418,261
126,028	Prologis, Inc. REIT	14,207,137
56,666	Terreno Realty Corp. REIT	3,222,595

		21,886,970

Office – 7.6%
35,041	Alexandria Real Estate Equities, Inc. REIT	5,104,422
29,927	Boston Properties, Inc. REIT	2,022,467
60,856	Cousins Properties, Inc. REIT	1,539,048

		8,665,937

Real Estate Operating Companies – 0.1%
72,608	WeWork, Inc., Class A*	103,830

Real Estate Services – 0.5%
7,929	CBRE Group, Inc., Class A*	610,216

Residential – 19.4%
64,469	American Homes 4 Rent, Class A REIT	1,943,095
28,042	AvalonBay Communities, Inc. REIT	4,529,344
5,094	Camden Property Trust REIT	569,917
58,598	Equity LifeStyle Properties, Inc. REIT	3,785,431
44,473	Equity Residential REIT	2,623,907
15,465	Essex Property Trust, Inc. REIT	3,277,343
126,875	Invitation Homes, Inc. REIT	3,760,575
7,515	Mid-America Apartment Communities, Inc. REIT	1,179,780
4,134	Sun Communities, Inc. REIT	591,162

		22,260,554

Retail – 9.0%
27,813	Federal Realty Investment Trust REIT	2,810,226
48,227	Regency Centers Corp. REIT	3,014,187
38,604	Simon Property Group, Inc. REIT	4,535,198

		10,359,611

Common Stocks – (continued)
Specialized – 28.0%
6,174	American Tower Corp. REIT	1,308,023
53,834	Digital Realty Trust, Inc. REIT	5,397,935
15,057	Equinix, Inc. REIT	9,862,787
30,987	Extra Space Storage, Inc. REIT	4,560,667
31,815	Public Storage REIT	8,914,245
3,211	SBA Communications Corp. REIT	900,075
36,642	VICI Properties, Inc. REIT	1,187,201

		32,130,933

TOTAL COMMON STOCKS
(Cost $89,014,532)		$111,970,034

Shares	Dividend Rate	Value

Investment Company – 1.0%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,144,583	4.159%	$1,144,583
(Cost $1,144,583)

TOTAL INVESTMENTS – 98.6%
(Cost $90,159,115)		$113,114,617

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		1,608,686

NET ASSETS – 100.0%		$114,723,303

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2022

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $213,894,919, $109,814,096 and $89,014,532, respectively)(a)	$247,120,497	$114,357,209	$111,970,034
Investments in affiliated issuers, at value (cost $2,802,075, $1,830,817 and $1,144,583, respectively)	2,802,075	1,830,817	1,144,583
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	1,018,728	—
Cash	671,649	539,533	651,284
Foreign currency, at value (cost $53,182, $145,053 and $–, respectively)	53,500	148,919	—
Receivables:
Dividends	862,678	506,643	496,551
Foreign tax reclaims	144,865	128,274	—
Fund shares sold	61,259	7,412,671	830,374
Reimbursement from investment adviser	18,804	47,021	38,709
Securities lending income	—	426	—
Other assets	96,704	44,597	57,302
Total assets	251,832,031	126,034,838	115,188,837

Liabilities:
Payables:
Fund shares redeemed	222,726	534,611	98,944
Management fees	196,662	93,955	85,518
Distribution and Service fees and Transfer Agency fees	7,621	3,821	14,150
Investments purchased	—	4,803,700	—
Payable upon return of securities loaned	—	1,018,728	—
Accrued expenses	109,064	187,210	266,922
Total liabilities	536,073	6,642,025	465,534

Net Assets:
Paid-in capital	225,106,156	150,093,569	90,716,303
Total distributable earnings (loss)	26,189,802	(30,700,756)	24,007,000
NET ASSETS	$251,295,958	$119,392,813	$114,723,303
Net Assets:
Class A	$296,320	$1,201,744	$14,223,760
Class C	454,390	52,142	806,559
Institutional	13,554,054	4,225,102	24,347,918
Service	—	—	312,115
Investor	1,719,854	63,090	1,427,847
Class R6	128,064,120	67,730,264	2,385,439
Class R	34,097	27,735	841,279
Class P	107,173,123	46,092,736	70,378,386
Total Net Assets	$251,295,958	$119,392,813	$114,723,303
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	24,153	135,817	1,389,945
Class C	37,524	5,952	85,475
Institutional	1,108,519	477,114	2,254,966
Service	—	—	30,129
Investor	140,887	7,143	137,233
Class R6	10,497,971	7,660,350	220,990
Class R	2,794	3,150	83,795
Class P	8,791,166	5,217,629	6,521,860
Net asset value, offering and redemption price per share:(b)
Class A	$12.27	$8.85	$10.23
Class C	12.11	8.76	9.44
Institutional	12.23	8.86	10.80
Service	—	—	10.36
Investor	12.21	8.83	10.40
Class R6	12.20	8.84	10.79
Class R	12.20	8.80	10.04
Class P	12.19	8.83	10.79

(a)	Includes loaned securities having a market value of $–, $960,571 and $– for Global Infrastructure Fund, Global Real Estate Securities Fund and Real Estate Securities Fund, respectively.
b)	Maximum public offering price per share for Class A Shares is $12.98, $9.37 and $10.83 for Global Infrastructure Fund, Global Real Estate Securities Fund and Real Estate Securities Fund, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $547,759, $198,985 and $–)	$7,835,730	$4,334,752	$3,274,217

Dividends — affiliated issuers	51,083	29,039	14,974

Securities lending income — affiliated issuer	—	11,256	11,511

Total investment income	7,886,813	4,375,047	3,300,702

Expenses:

Management fees	2,488,029	1,475,082	1,233,253

Professional fees	104,698	119,779	78,031

Transfer Agency fees(a)	88,394	49,274	74,709

Printing and mailing costs	59,687	57,952	61,069

Registration fees	56,790	112,917	123,428

Custody, accounting and administrative services	43,421	114,416	113,389

Trustee fees	10,039	28,241	27,684

Distribution and/or Service (12b-1) fees(a)	7,921	2,892	59,968

Service fees — Class C	1,328	145	2,848

Shareholder Administration fees — Service Shares	—	—	1,004

Other	22,710	64,991	10,232

Total expenses	2,883,017	2,025,689	1,785,615

Less — expense reductions	(154,441)	(494,680)	(413,755)

Net expenses	2,728,576	1,531,009	1,371,860

NET INVESTMENT INCOME	5,158,237	2,844,038	1,928,842

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,752,604)	(15,261,689)	2,626,891
Foreign currency transactions	(94,305)	(80,677)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(23,613,316)	(42,261,999)	(52,492,372)

Foreign currency translations	(22,049)	1,044	—

Net realized and unrealized loss	(25,482,274)	(57,603,321)	(49,865,481)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,324,037)	$(54,759,283)	$(47,936,639)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Infrastructure Fund	$3,761	$3,983	$—	$177	$2,407	$850	$5,731	$—	$1,645	$43,770	$56	$33,935
Global Real Estate Securities Fund	2,300	433	—	159	1,472	92	1,351	—	94	29,645	51	16,569
Real Estate Securities Fund	45,716	8,546	1,004	4,702	29,258	1,823	11,843	161	3,330	497	1,505	26,292

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Infrastructure Fund		Global Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:
Net investment income	$5,158,237	$3,578,201	$2,844,038	$2,009,083
Net realized gain (loss)	(1,846,909)	1,997,320	(15,342,366)	14,444,434
Net change in unrealized gain (loss)	(23,635,365)	30,179,157	(42,260,955)	22,363,363
Net increase (decrease) in net assets resulting from operations	(20,324,037)	35,754,678	(54,759,283)	38,816,880

Distributions to shareholders:
From distributable earnings:
Class A Shares	(18,113)	(10,884)	(26,148)	(1,263)
Class C Shares	(4,268)	(8,412)	(949)	(822)
Institutional Shares	(293,158)	(166,495)	(99,057)	(44,599)
Investor Shares	(22,644)	(4,434)	(1,436)	(841)
Class R6 Shares	(2,630,683)	(3,246,938)	(1,886,221)	(2,860,276)
Class R Shares	(456)	(513)	(579)	(654)
Class P Shares	(2,043,315)	(1,902,191)	(1,346,410)	(1,131,317)
From return of capital:
Class A Shares	(2,427)	—	(8,203)	—
Class C Shares	(572)	—	(298)	—
Institutional Shares	(39,281)	—	(31,075)	—
Investor Shares	(3,034)	—	(451)	—
Class R6 Shares	(352,488)	—	(591,735)	—
Class R Shares	(61)	—	(182)	—
Class P Shares	(273,786)	—	(422,388)	—
Total distributions to shareholders	(5,684,286)	(5,339,867)	(4,415,132)	(4,039,772)

From share transactions:
Proceeds from sales of shares	47,639,483	121,405,866	55,195,029	23,775,737
Proceeds received in connection with merger	—	—	38,550,687	—
Reinvestment of distributions	5,676,438	5,339,868	4,414,650	4,039,772
Cost of shares redeemed	(71,104,641)	(42,666,786)	(97,246,189)	(64,718,634)
Net increase (decrease) in net assets resulting from share transactions	(17,788,720)	84,078,948	914,177	(36,903,125)
TOTAL INCREASE (DECREASE)	(43,797,043)	114,493,759	(58,260,238)	(2,126,017)

Net Assets:
Beginning of year	295,093,001	180,599,242	177,653,051	179,779,068
End of year	$251,295,958	$295,093,001	$119,392,813	$177,653,051

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:

Net investment income	$1,928,842	$1,292,813

Net realized gain	2,626,891	8,745,645

Net change in unrealized gain (loss)	(52,492,372)	45,771,650

Net increase (decrease) in net assets resulting from operations	(47,936,639)	55,810,108

Distributions to shareholders:

From distributable earnings:

Class A Shares	(711,739)	(1,423,797)

Class C Shares	(41,004)	(91,892)

Institutional Shares	(1,213,081)	(2,271,763)

Service Shares	(14,637)	(51,452)

Investor Shares	(77,244)	(165,549)

Class R6 Shares	(115,061)	(27,708)

Class R Shares	(39,442)	(67,420)

Class P Shares	(3,439,977)	(6,567,981)

Total distributions to shareholders	(5,652,185)	(10,667,562)

From share transactions:

Proceeds from sales of shares	22,993,292	31,014,980

Reinvestment of distributions	5,622,085	10,572,044

Cost of shares redeemed	(36,947,780)	(29,473,867)

Net increase (decrease) in net assets resulting from share transactions	(8,332,403)	12,113,157

TOTAL INCREASE (DECREASE)	(61,921,227)	57,255,703

Net Assets:

Beginning of year	176,644,530	119,388,827

End of year	$114,723,303	$176,644,530

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$13.45	$11.78	$12.47	$9.68	$10.85

Net investment income(a)	0.18	0.15	0.14	0.18	0.19

Net realized and unrealized gain (loss)	(1.20)	1.74	(0.64)	2.83	(1.19)

Total from investment operations	(1.02)	1.89	(0.50)	3.01	(1.00)

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.16)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.02)	—	(0.03)	(0.03)	—

Total distributions	(0.16)	(0.22)	(0.19)	(0.22)	(0.17)

Net asset value, end of year	$12.27	$13.45	$11.78	$12.47	$9.68

Total Return(b)	(7.62)%	16.15%	(3.97)%	31.22%	(9.31)%

Net assets, end of year (in 000’s)	$296	$1,302	$357	$782	$1,376

Ratio of net expenses to average net assets	1.35%	1.35%	1.34%	1.36%	1.38%

Ratio of total expenses to average net assets	1.41%	1.45%	1.56%	1.51%	1.51%

Ratio of net investment income to average net assets	1.44%	1.14%	1.17%	1.53%	1.83%

Portfolio turnover rate(c)	36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$13.34	$11.70	$12.41	$9.65	$10.84

Net investment income(a)	0.09	0.05	0.02	0.11	0.10

Net realized and unrealized gain (loss)	(1.20)	1.73	(0.62)	2.80	(1.17)

Total from investment operations	(1.11)	1.78	(0.60)	2.91	(1.07)

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.09)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	(0.02)	(0.02)	—

Total distributions	(0.12)	(0.14)	(0.11)	(0.15)	(0.12)

Net asset value, end of year	$12.11	$13.34	$11.70	$12.41	$9.65

Total Return(b)	(8.29)%	15.28%	(4.78)%	30.31%	(9.96)%

Net assets, end of year (in 000’s)	$454	$622	$868	$2,607	$1,383

Ratio of net expenses to average net assets	2.10%	2.10%	2.09%	2.11%	2.13%

Ratio of total expenses to average net assets	2.17%	2.20%	2.30%	2.26%	2.26%

Ratio of net investment income to average net assets	0.71%	0.39%	0.21%	1.01%	1.00%

Portfolio turnover rate(c)	36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$13.47	$11.80	$12.50	$9.71	$10.85

Net investment income(a)	0.25	0.19	0.21	0.19	0.06

Net realized and unrealized gain (loss)	(1.22)	1.74	(0.68)	2.87	(1.02)

Total from investment operations	(0.97)	1.93	(0.47)	3.06	(0.96)

Distributions to shareholders from net investment income	(0.23)	(0.22)	(0.17)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.04)	—	(0.06)	(0.03)	—

Total distributions	(0.27)	(0.26)	(0.23)	(0.27)	(0.18)

Net asset value, end of year	$12.23	$13.47	$11.80	$12.50	$9.71

Total Return(b)	(7.24)%	16.50%	(3.63)%	31.66%	(8.89)%

Net assets, end of year (in 000’s)	$13,554	$8,983	$6,772	$1,264	$1,737

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.00%	0.99%

Ratio of total expenses to average net assets	1.04%	1.08%	1.19%	1.13%	1.06%

Ratio of net investment income to average net assets	1.94%	1.50%	1.82%	1.70%	0.54%

Portfolio turnover rate(c)	36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$13.46	$11.78	$12.47	$9.68	$10.85

Net investment income(a)	0.27	0.18	0.10	0.22	0.20

Net realized and unrealized gain (loss)	(1.27)	1.75	(0.58)	2.82	(1.18)

Total from investment operations	(1.00)	1.93	(0.48)	3.04	(0.98)

Distributions to shareholders from net investment income	(0.21)	(0.21)	(0.19)	(0.22)	(0.19)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.04)	—	(0.02)	(0.03)	—

Total distributions	(0.25)	(0.25)	(0.21)	(0.25)	(0.19)

Net asset value, end of year	$12.21	$13.46	$11.78	$12.47	$9.68

Total Return(b)	(7.41)%	16.49%	(3.80)%	31.49%	(9.00)%

Net assets, end of year (in 000’s)	$1,720	$248	$181	$929	$279

Ratio of net expenses to average net assets	1.10%	1.10%	1.09%	1.10%	1.13%

Ratio of total expenses to average net assets	1.16%	1.20%	1.29%	1.26%	1.25%

Ratio of net investment income to average net assets	2.17%	1.39%	0.86%	1.96%	1.95%

Portfolio turnover rate(c)	36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$13.44	$11.77	$12.47	$9.69	$10.85

Net investment income(a)	0.24	0.19	0.18	0.23	0.22

Net realized and unrealized gain (loss)	(1.21)	1.74	(0.65)	2.82	(1.18)

Total from investment operations	(0.97)	1.93	(0.47)	3.05	(0.96)

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.19)	(0.24)	(0.20)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.03)	—	(0.04)	(0.03)	—

Total distributions	(0.27)	(0.26)	(0.23)	(0.27)	(0.20)

Net asset value, end of year	$12.20	$13.44	$11.77	$12.47	$9.69

Total Return(b)	(7.25)%	16.55%	(3.64)%	31.63%	(8.88)%

Net assets, end of year (in 000’s)	$128,064	$166,430	$160,304	$187,335	$183,306

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.99%	0.98%

Ratio of total expenses to average net assets	1.04%	1.07%	1.18%	1.11%	1.10%

Ratio of net investment income to average net assets	1.86%	1.51%	1.57%	1.94%	2.17%

Portfolio turnover rate(c)	36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$13.45	$11.78	$12.48	$9.69	$10.85

Net investment income(a)	0.16	0.11	0.12	0.16	0.14

Net realized and unrealized gain (loss)	(1.22)	1.75	(0.66)	2.82	(1.16)

Total from investment operations	(1.06)	1.86	(0.54)	2.98	(1.02)

Distributions to shareholders from net investment income	(0.17)	(0.15)	(0.13)	(0.17)	(0.14)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.02)	—	(0.03)	(0.02)	—

Total distributions	(0.19)	(0.19)	(0.16)	(0.19)	(0.14)

Net asset value, end of year	$12.20	$13.45	$11.78	$12.48	$9.69

Total Return(b)	(7.91)%	15.84%	(4.24)%	30.94%	(9.49)%

Net assets, end of year (in 000’s)	$34	$37	$32	$33	$25

Ratio of net expenses to average net assets	1.60%	1.60%	1.59%	1.61%	1.63%

Ratio of total expenses to average net assets	1.67%	1.71%	1.82%	1.77%	1.75%

Ratio of net investment income to average net assets	1.26%	0.89%	1.01%	1.42%	1.30%

Portfolio turnover rate(c)	36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data:

Net asset value, beginning of period	$13.44	$11.76	$12.47	$9.68	$10.47

Net investment income(b)	0.24	0.19	0.21	0.23	0.12

Net realized and unrealized gain (loss)	(1.22)	1.75	(0.69)	2.83	(0.73)

Total from investment operations	(0.98)	1.94	(0.48)	3.06	(0.61)

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.17)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	—	(0.04)	—	—	—

Distributions to shareholders from return of capital	(0.03)	—	(0.06)	(0.03)	—

Total distributions	(0.27)	(0.26)	(0.23)	(0.27)	(0.18)

Net asset value, end of period	$12.19	$13.44	$11.76	$12.47	$9.68

Total Return(c)	(7.32)%	16.66%	(3.72)%	31.77%	(5.91)%

Net assets, end of period (in 000’s)	$107,173	$117,473	$12,085	$3,936	$2,278

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.99%	0.98	%(d)

Ratio of total expenses to average net assets	1.04%	1.07%	1.18%	1.12%	1.14	%(d)

Ratio of net investment income to average net assets	1.87%	1.51%	1.77%	1.99%	1.68	%(d)

Portfolio turnover rate(e)	36%	50%	57%	39%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$12.65	$10.25	$11.14	$9.79	$10.64

Net investment income(a)	0.19	0.09	0.12	0.17	0.19

Net realized and unrealized gain (loss)	(3.72)	2.55	(0.88)	2.01	(0.79)

Total from investment operations	(3.53)	2.64	(0.76)	2.18	(0.60)

Distributions to shareholders from net investment income	(0.05)	(0.24)	(0.10)	(0.53)	(0.20)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.09)	—	(0.01)	—	(0.05)

Total distributions	(0.27)	(0.24)	(0.13)	(0.83)	(0.25)

Net asset value, end of year	$8.85	$12.65	$10.25	$11.14	$9.79

Total Return(b)	(27.99)%	25.92%	(6.63)%	22.47%	(5.77)%

Net assets, end of year (in 000’s)	$1,202	$54	$50	$54	$905

Ratio of net expenses to average net assets	1.34%	1.34%	1.35%	1.36%	1.37%

Ratio of total expenses to average net assets	1.70%	1.58%	1.60%	1.52%	1.52%

Ratio of net investment income to average net assets	1.93%	0.80%	1.21%	1.55%	1.85%

Portfolio turnover rate(c)	80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$12.55	$10.18	$11.09	$9.79	$10.64

Net investment income(a)	0.07	0.01	0.04	0.11	0.12

Net realized and unrealized gain (loss)	(3.65)	2.53	(0.87)	1.98	(0.80)

Total from investment operations	(3.58)	2.54	(0.83)	2.09	(0.68)

Distributions to shareholders from net investment income	(0.03)	(0.17)	(0.05)	(0.49)	(0.12)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.05)	—	(0.01)	—	(0.05)

Total distributions	(0.21)	(0.17)	(0.08)	(0.79)	(0.17)

Net asset value, end of year	$8.76	$12.55	$10.18	$11.09	$9.79

Total Return(b)	(28.55)%	25.01%	(7.39)%	21.60%	(6.45)%

Net assets, end of year (in 000’s)	$52	$63	$50	$66	$27

Ratio of net expenses to average net assets	2.09%	2.09%	2.10%	2.11%	2.12%

Ratio of total expenses to average net assets	2.41%	2.33%	2.34%	2.29%	2.27%

Ratio of net investment income to average net assets	0.71%	0.05%	0.45%	0.96%	1.20%

Portfolio turnover rate(c)	80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$12.65	$10.25	$11.13	$9.82	$10.66

Net investment income (loss)(a)	0.22	0.13	0.15	0.22	(0.03)

Net realized and unrealized gain (loss)	(3.71)	2.55	(0.87)	2.00	(0.54)

Total from investment operations	(3.49)	2.68	(0.72)	2.22	(0.57)

Distributions to shareholders from net investment income	(0.08)	(0.28)	(0.13)	(0.61)	(0.22)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.09)	—	(0.01)	—	(0.05)

Total distributions	(0.30)	(0.28)	(0.16)	(0.91)	(0.27)

Net asset value, end of year	$8.86	$12.65	$10.25	$11.13	$9.82

Total Return(b)	(27.72)%	26.38%	(6.26)%	22.91%	(5.41)%

Net assets, end of year (in 000’s)	$4,225	$411	$2,150	$2,131	$1,855

Ratio of net expenses to average net assets	0.97%	0.97%	0.97%	0.97%	1.00%

Ratio of total expenses to average net assets	1.32%	1.21%	1.22%	1.15%	1.18%

Ratio of net investment income (loss) to average net assets	2.26%	1.17%	1.60%	1.98%	(0.26)%

Portfolio turnover rate(c)	80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$12.62	$10.23	$11.11	$9.80	$10.65

Net investment income(a)	0.19	0.12	0.14	0.21	0.23

Net realized and unrealized gain (loss)	(3.69)	2.54	(0.87)	2.00	(0.81)

Total from investment operations	(3.50)	2.66	(0.73)	2.21	(0.58)

Distributions to shareholders from net investment income	(0.08)	(0.27)	(0.12)	(0.60)	(0.22)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.08)	—	(0.01)	—	(0.05)

Total distributions	(0.29)	(0.27)	(0.15)	(0.90)	(0.27)

Net asset value, end of year	$8.83	$12.62	$10.23	$11.11	$9.80

Total Return(b)	(27.85)%	26.20%	(6.37)%	22.79%	(5.50)%

Net assets, end of year (in 000’s)	$63	$40	$32	$34	$27

Ratio of net expenses to average net assets	1.09%	1.09%	1.10%	1.11%	1.12%

Ratio of total expenses to average net assets	1.42%	1.33%	1.34%	1.29%	1.27%

Ratio of net investment income to average net assets	1.90%	1.05%	1.45%	1.85%	2.20%

Portfolio turnover rate(c)	80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$12.63	$10.23	$11.11	$9.80	$10.66

Net investment income(a)	0.18	0.14	0.15	0.21	0.29

Net realized and unrealized gain (loss)	(3.67)	2.55	(0.87)	2.01	(0.86)

Total from investment operations	(3.49)	2.69	(0.72)	2.22	(0.57)

Distributions to shareholders from net investment income	(0.11)	(0.29)	(0.13)	(0.61)	(0.24)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.06)	—	(0.01)	—	(0.05)

Total distributions	(0.30)	(0.29)	(0.16)	(0.91)	(0.29)

Net asset value, end of year	$8.84	$12.63	$10.23	$11.11	$9.80

Total Return(b)	(27.76)%	26.45%	(6.27)%	22.97%	(5.44)%

Net assets, end of year (in 000’s)	$67,730	$126,806	$144,290	$193,139	$259,662

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.97%

Ratio of total expenses to average net assets	1.27%	1.20%	1.20%	1.14%	1.11%

Ratio of net investment income to average net assets	1.71%	1.18%	1.58%	1.90%	2.76%

Portfolio turnover rate(c)	80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:

Net asset value, beginning of year	$12.59	$10.21	$11.10	$9.80	$10.65

Net investment income(a)	0.12	0.06	0.09	0.15	0.18

Net realized and unrealized gain (loss)	(3.66)	2.54	(0.87)	1.99	(0.81)

Total from investment operations	(3.54)	2.60	(0.78)	2.14	(0.63)

Distributions to shareholders from net investment income	(0.06)	(0.22)	(0.08)	(0.54)	(0.17)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.06)	—	(0.01)	—	(0.05)

Total distributions	(0.25)	(0.22)	(0.11)	(0.84)	(0.22)

Net asset value, end of year	$8.80	$12.59	$10.21	$11.10	$9.80

Total Return(b)	(28.21)%	25.56%	(6.83)%	22.10%	(5.97)%

Net assets, end of year (in 000’s)	$28	$39	$31	$33	$27

Ratio of net expenses to average net assets	1.59%	1.59%	1.60%	1.61%	1.62%

Ratio of total expenses to average net assets	1.90%	1.83%	1.84%	1.79%	1.77%

Ratio of net investment income to average net assets	1.16%	0.55%	0.95%	1.35%	1.70%

Portfolio turnover rate(c)	80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data:

Net asset value, beginning of period	$12.62	$10.22	$11.11	$9.80	$10.30

Net investment income(b)	0.19	0.14	0.15	0.22	0.23

Net realized and unrealized gain (loss)	(3.68)	2.55	(0.88)	2.01	(0.50)

Total from investment operations	(3.49)	2.69	(0.73)	2.23	(0.27)

Distributions to shareholders from net investment income	(0.09)	(0.29)	(0.13)	(0.62)	(0.18)

Distributions to shareholders from net realized gains	(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	(0.08)	—	(0.01)	—	(0.05)

Total distributions	(0.30)	(0.29)	(0.16)	(0.92)	(0.23)

Net asset value, end of period	$8.83	$12.62	$10.22	$11.11	$9.80

Total Return(c)	(27.78)%	26.48%	(6.36)%	22.98%	(2.69)%

Net assets, end of period (in 000’s)	$46,093	$50,241	$33,176	$43,099	$39,405

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96	%(d)

Ratio of total expenses to average net assets	1.28%	1.20%	1.20%	1.14%	1.11	%(d)

Ratio of net investment income to average net assets	1.91%	1.18%	1.56%	1.98%	3.15	%(d)

Portfolio turnover rate(e)	80%	52%	75%	42%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.90	$11.03	$13.27	$12.61	$15.53

Net investment income(a)	0.13	0.07	0.12	0.22	0.28

Net realized and unrealized gain (loss)	(4.29)	4.75	(1.22)	2.92	(0.94)

Total from investment operations	(4.16)	4.82	(1.10)	3.14	(0.66)

Distributions to shareholders from net investment income	(0.15)	(0.13)	(0.14)	(0.22)	(0.37)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.51)	(0.95)	(1.14)	(2.48)	(2.26)

Net asset value, end of year	$10.23	$14.90	$11.03	$13.27	$12.61

Total Return(b)	(28.07)%	44.33%	(7.85)%	25.49%	(5.39)%

Net assets, end of year (in 000’s)	$14,224	$23,278	$19,177	$27,488	$26,002

Ratio of net expenses to average net assets	1.26%	1.28%	1.29%	1.30%	1.30%

Ratio of total expenses to average net assets	1.57%	1.55%	1.62%	1.57%	1.50%

Ratio of net investment income to average net assets	1.03%	0.55%	1.06%	1.51%	1.88%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.82	$10.31	$12.50	$11.99	$14.88

Net investment income (loss)(a)	0.03	(0.02)	0.03	0.10	0.12

Net realized and unrealized gain (loss)	(3.96)	4.41	(1.14)	2.78	(0.85)

Total from investment operations	(3.93)	4.39	(1.11)	2.88	(0.73)

Distributions to shareholders from net investment income	(0.09)	(0.06)	(0.08)	(0.11)	(0.27)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.45)	(0.88)	(1.08)	(2.37)	(2.16)

Net asset value, end of year	$9.44	$13.82	$10.31	$12.50	$11.99

Total Return(b)	(28.54)%	43.12%	(8.50)%	24.62%	(6.12)%

Net assets, end of year (in 000’s)	$807	$1,540	$1,332	$2,615	$3,568

Ratio of net expenses to average net assets	2.01%	2.03%	2.04%	2.05%	2.05%

Ratio of total expenses to average net assets	2.32%	2.29%	2.37%	2.32%	2.25%

Ratio of net investment income (loss) to average net assets	0.24%	(0.20)%	0.26%	0.69%	0.83%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.67	$11.56	$13.83	$13.05	$15.98

Net investment income(a)	0.18	0.13	0.17	0.28	0.23

Net realized and unrealized gain (loss)	(4.51)	4.97	(1.26)	3.03	(0.86)

Total from investment operations	(4.33)	5.10	(1.09)	3.31	(0.63)

Distributions to shareholders from net investment income	(0.18)	(0.17)	(0.18)	(0.27)	(0.41)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.54)	(0.99)	(1.18)	(2.53)	(2.30)

Net asset value, end of year	$10.80	$15.67	$11.56	$13.83	$13.05

Total Return(b)	(27.77)%	44.74%	(7.48)%	26.01%	(5.04)%

Net assets, end of year (in 000’s)	$24,348	$37,235	$23,409	$30,069	$31,337

Ratio of net expenses to average net assets	0.91%	0.91%	0.91%	0.92%	0.91%

Ratio of total expenses to average net assets	1.20%	1.17%	1.24%	1.19%	1.12%

Ratio of net investment income to average net assets	1.42%	0.92%	1.47%	1.86%	1.50%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.07	$11.15	$13.40	$12.71	$15.65

Net investment income(a)	0.08	0.05	0.11	0.21	0.26

Net realized and unrealized gain (loss)	(4.30)	4.80	(1.23)	2.94	(0.95)

Total from investment operations	(4.22)	4.85	(1.12)	3.15	(0.69)

Distributions to shareholders from net investment income	(0.13)	(0.11)	(0.13)	(0.20)	(0.36)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.49)	(0.93)	(1.13)	(2.46)	(2.25)

Net asset value, end of year	$10.36	$15.07	$11.15	$13.40	$12.71

Total Return(b)	(28.12)%	44.13%	(7.95)%	25.40%	(5.56)%

Net assets, end of year (in 000’s)	$312	$893	$940	$1,608	$1,429

Ratio of net expenses to average net assets	1.41%	1.41%	1.41%	1.42%	1.41%

Ratio of total expenses to average net assets	1.70%	1.68%	1.74%	1.69%	1.61%

Ratio of net investment income to average net assets	0.66%	0.42%	0.95%	1.43%	1.73%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.13	$11.19	$13.43	$12.73	$15.65

Net investment income(a)	0.15	0.11	0.14	0.24	0.31

Net realized and unrealized gain (loss)	(4.35)	4.81	(1.22)	2.97	(0.94)

Total from investment operations	(4.20)	4.92	(1.08)	3.21	(0.63)

Distributions to shareholders from net investment income	(0.17)	(0.16)	(0.16)	(0.25)	(0.40)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.53)	(0.98)	(1.16)	(2.51)	(2.29)

Net asset value, end of year	$10.40	$15.13	$11.19	$13.43	$12.73

Total Return(b)	(27.90)%	44.58%	(7.59)%	25.84%	(5.18)%

Net assets, end of year (in 000’s)	$1,428	$2,678	$2,289	$4,532	$7,969

Ratio of net expenses to average net assets	1.01%	1.03%	1.04%	1.05%	1.05%

Ratio of total expenses to average net assets	1.32%	1.30%	1.36%	1.32%	1.25%

Ratio of net investment income to average net assets	1.22%	0.80%	1.17%	1.64%	2.10%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.67	$11.56	$13.83	$13.05	$15.98

Net investment income(a)	0.30	0.12	0.18	0.30	0.16

Net realized and unrealized gain (loss)	(4.64)	4.98	(1.27)	3.01	(0.79)

Total from investment operations	(4.34)	5.10	(1.09)	3.31	(0.63)

Distributions to shareholders from net investment income	(0.18)	(0.17)	(0.18)	(0.27)	(0.41)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.54)	(0.99)	(1.18)	(2.53)	(2.30)

Net asset value, end of year	$10.79	$15.67	$11.56	$13.83	$13.05

Total Return(b)	(27.82)%	44.74%	(7.47)%	26.02%	(5.03)%

Net assets, end of year (in 000’s)	$2,385	$443	$1,116	$973	$797

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.23%	1.18%	1.24%	1.18%	1.08%

Ratio of net investment income to average net assets	2.47%	0.93%	1.52%	1.98%	1.02%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.64	$10.87	$13.09	$12.47	$15.39

Net investment income(a)	0.10	0.04	0.09	0.18	0.24

Net realized and unrealized gain (loss)	(4.21)	4.66	(1.19)	2.88	(0.93)

Total from investment operations	(4.11)	4.70	(1.10)	3.06	(0.69)

Distributions to shareholders from net investment income	(0.13)	(0.11)	(0.12)	(0.18)	(0.34)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.49)	(0.93)	(1.12)	(2.44)	(2.23)

Net asset value, end of year	$10.04	$14.64	$10.87	$13.09	$12.47

Total Return(b)	(28.22)%	43.82%	(8.00)%	25.14%	(5.62)%

Net assets, end of year (in 000’s)	$841	$1,134	$910	$1,440	$1,770

Ratio of net expenses to average net assets	1.51%	1.53%	1.54%	1.55%	1.55%

Ratio of total expenses to average net assets	1.82%	1.79%	1.87%	1.82%	1.75%

Ratio of net investment income to average net assets	0.84%	0.93%	0.79%	1.22%	1.60%

Portfolio turnover rate(c)	35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.66	$11.55	$13.82	$13.04	$14.90

Net investment income(b)	0.18	0.13	0.17	0.29	0.39

Net realized and unrealized gain (loss)	(4.51)	4.97	(1.26)	3.02	(0.01)

Total from investment operations	(4.33)	5.10	(1.09)	3.31	0.38

Distributions to shareholders from net investment income	(0.18)	(0.17)	(0.18)	(0.27)	(0.35)

Distributions to shareholders from net realized gains	(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.54)	(0.99)	(1.18)	(2.53)	(2.24)

Net asset value, end of period	$10.79	$15.66	$11.55	$13.82	$13.04

Total Return(c)	(27.78)%	44.79%	(7.48)%	26.04%	1.36%

Net assets, end of period (in 000’s)	$70,378	$109,444	$70,215	$89,616	$89,479

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.91%	0.90	%(d)

Ratio of total expenses to average net assets	1.19%	1.16%	1.23%	1.18%	1.07	%(d)

Ratio of net investment income to average net assets	1.42%	0.93%	1.47%	1.90%	3.56	%(d)

Portfolio turnover rate(e)	35%	37%	57%	37%	43%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Infrastructure	A, C, Institutional, Investor, R6, R and P	Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, R6, R and P	Diversified
Real Estate Securities	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified

Class A Shares of the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.   Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

52

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Infrastructure, Global Real Estate Securities and Real Estate Securities	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’

53

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

54

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2022:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$8,892,078	$—

Europe	2,051,672	56,673,026	—

North America	171,636,787	—	—

Oceania	—	7,866,934	—

Investment Company	2,802,075	—	—

Total	$176,490,534	$73,432,038	$—

GLOBAL REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$22,185,893	$—

Europe	845,959	11,820,821	—

North America	75,199,319	—	—

Oceania	—	4,305,217	—

Investment Company	1,830,817	—	—

Securities Lending Reinvestment Vehicle	1,018,728	—	—

Total	$78,894,823	$38,311,931	$—

REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$111,970,034	$—	$—

Investment Company	1,144,583	—	—

Total	$113,114,617	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

55

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Global Infrastructure	0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%
Global Real Estate Securities	0.93	0.84	0.80	0.78	0.76	0.93	0.93
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund.

For the year ended December 31, 2022, GSAM waived $6,068, $2,732 and $1,603 of the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

56

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the year ended December 31, 2022, Goldman Sachs retained the following amounts.

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Global Infrastructure	$55	$—
Global Real Estate Securities	6	—
Real Estate Securities	793	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% and 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Global Infrastructure Fund and the Real Estate Securities Fund, respectively. This arrangement will remain in effect through at least April 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to April 29, 2022, Goldman Sachs did not waive such fees of the Real Estate Securities Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%, except Global Infrastructure which is at 0.054%. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset

57

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Global Infrastructure	$6,068	$310	$148,063	$154,441
Global Real Estate Securities	2,732	—	491,948	494,680
Real Estate Securities	1,603	3,989	408,163	413,755

G.  Line of Credit Facility — As of December 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2022, Goldman Sachs earned $996 in brokerage commissions from portfolio transactions, on behalf of the Global Infrastructure Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
Global Infrastructure	$4,633,943	$81,482,692	$(83,314,560)	$2,802,075	2,802,075	$51,083
Global Real Estate Securities	1,903,476	56,196,167	(56,268,826)	1,830,817	1,830,817	29,039
Real Estate Securities	1,663,941	25,142,485	(25,661,843)	1,144,583	1,144,583	14,974

As of December 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class C	Investor	Class R
Global Infrastructure	—%	—%	100%
Global Real Estate Securities	51	46	100

58

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, the following Goldman Sachs Fund of Funds and Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Global Infrastructure	—%	6%	6%	7%	23%
Global Real Estate Securities	5	—	—	—	44

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2022, were as follows:

Fund	Purchases	Sales
Global Infrastructure	$97,506,538	$112,394,124
Global Real Estate Securities	126,945,471	166,955,401
Real Estate Securities	49,415,906	60,820,786

6. SECURITIES LENDING

The Real Estate Securities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities and Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

59

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

6. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL, and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the year ended December 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Global Real Estate Securities	$1,268	$11,412	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022
Global Real Estate Securities	$1,017,300	$13,989,866	$(13,988,438)	$1,018,728
Real Estate Securities	90,000	5,246,578	(5,336,578)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary Income	$5,012,637	$3,251,319	$3,042,606
Net long-term capital gains	—	109,481	2,609,579
Return of capital	671,649	1,054,332	—
Total distributions	$5,684,286	$4,415,132	$5,652,185

60

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary Income	$4,764,609	$4,039,772	$4,517,000
Net long-term capital gains	575,258	—	6,150,562
Total distributions	$5,339,867	$4,039,772	$10,667,562

As of December 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Global Infrastructure	Global Real Estate Securities(*)	Real Estate Securities
Undistributed ordinary income — net	$—	$—	$—
Undistributed long-term capital gains		—	2,599,544
Total undistributed earnings	$—	$—	$2,599,544
Capital loss carryforwards:(1)
Perpetual Short-Term	$—	$(6,494,132)	$—
Perpetual Long-Term	(771,337)	(14,091,950)
Total capital loss carryforwards	$(771,337)	$(20,586,082)	$—
Timing differences (Real Estate Investment Trusts, Qualified Late Year Ordinary Loss Deferral and Post October Capital Loss Deferral)	$(693,550)	$(5,060,259)	$(495,580)
Unrealized gains (losses) — net	27,654,689	(5,054,415)	21,903,036
Total accumulated earnings (losses) — net	$26,189,802	$(30,700,756)	$24,007,000

(*)	The capital loss carryforwards for Goldman Sachs Global Real Estate Securities were acquired in a tax-free reorganization on April 22, 2022.
(1)	The Global Real Estate Securities ability to utilize its capital loss carryforwards is subject to an annual limitation under section 382 of the Internal Revenue Code.

As of December 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities
Tax Cost	$222,266,331	$122,264,337	$91,211,581
Gross unrealized gain	38,799,627	12,757,622	28,566,502
Gross unrealized loss	(11,144,938)	(17,812,037)	(6,663,466)
Net unrealized gain (loss)	$27,654,689	$(5,054,415)	$21,903,036

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments and passive foreign investment companies.

The Global Infrastructure Fund reclassified $438,395 from paid-in capital to distributable earnings for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions and differences in the tax treatment of partnership investments.

The Global Real Estate Securities Fund reclassified $14,580,265 from distributable earnings to paid-in capital for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain

61

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

7. TAX INFORMATION (continued)

reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from merger adjustments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

62

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

8. OTHER RISKS (continued)

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Global Infrastructure and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

63

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

10. OTHER MATTERS

Mergers and Reorganizations — Pursuant to an Agreement and Plan of Reorganization (a “Reorganization Agreement”) between the Goldman Sachs International Real Estate Securities Fund (the “Acquired Fund”), and the Goldman Sachs Global Real Estate Securities Fund (the “Survivor Fund”), as of the close of business on April 22, 2022, all of the assets and liabilities of each share class of the Acquired Fund were transferred to the Survivor Fund in exchange for shares of the Survivor Fund having an aggregate NAV equal to the NAV of such Acquired Fund as of the time of valuation specified in the applicable Reorganization Agreement, which were then distributed to shareholders of record of such Acquired Fund in a tax-free exchange (the “Reorganization”) as follows:

Acquired Fund/Survivor Fund	Exchanged Shares of Survivor Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of April 22, 2022
International Real Estate Securities, Class A/Global Real Estate Securities, Class A	135,552	$1,602,224	276,117
International Real Estate Securities, Class C/Global Real Estate Securities, Class C	983	11,514	1,962
International Real Estate Securities, Institutional/Global Real Estate Securities, Institutional	453,687	5,362,585	960,520
International Real Estate Securities, Investor/Global Real Estate Securities, Investor	4,062	47,895	8,337
International Real Estate Securities, Class R6/Global Real Estate Securities, Class R6	5,184	61,174	10,970
International Real Estate Securities, Class P/Global Real Estate Securities, Class P	2,668,812	31,465,295	5,650,181

The following chart shows Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation:

Acquired Fund/Survivor Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Appreciation (Depreciation)(1)	Acquired Fund’s Capital Loss Carryforward(2)
International Real Estate Securities/ Global Real Estate Securities	$162,891,993	$38,550,687	$201,442,680	$(462,748)	(11,380,465)

(1)	The Survivor Fund has elected to carry forward the assets of the Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized depreciation and future realized gain or loss of those acquired assets.
(2)	Due to Fund reorganization, utilization of acquired losses may be substantially limited under the Code.

Assuming the acquisition had been completed on January 1, 2022, the Survivor Fund’s pro-forma results of operations for the year ended December 31, 2022 are as follows:

Net investment income	$3,594,158	(a)
Net realized and unrealized loss on investments	$(56,154,412	)(b)
Net decrease in net assets from operations	$(52,560,254)

(a)	$3,693,860 net investment income as reported at December 31, 2022, minus $230,803 from Acquired Fund pre-reorganization net investment income, plus $2,789 in lower net advisory fees, plus $128,312 of pro-forma eliminated other expenses.
(b)	$16,254,593 realized loss as reported at December 31, 2022, minus $42,261,999 pro-forma December 31, 2022 unrealized appreciation, plus $1,899,432 net realized losses as reported at April 22, 2022, plus $462,748 in net unrealized loss from Acquired Fund pre-reorganization.

64

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

10. OTHER MATTERS (continued)

Because the combined Survivor Fund has been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Survivor Fund’s Statement of Operations since April 22, 2022.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

65

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	53,821	$678,391	78,880	$1,029,669
Reinvestment of distributions	1,664	20,540	842	10,884
Shares redeemed	(128,119)	(1,630,077)	(13,230)	(169,032)
	(72,634)	(931,146)	66,492	871,521
Class C Shares
Shares sold	226	2,827	529	6,249
Reinvestment of distributions	396	4,839	654	8,412
Shares redeemed	(9,695)	(125,902)	(28,786)	(374,835)
	(9,073)	(118,236)	(27,603)	(360,174)
Institutional Shares
Shares sold	744,825	9,817,114	173,497	2,217,644
Reinvestment of distributions	26,992	332,438	12,889	166,495
Shares redeemed	(329,917)	(4,066,594)	(93,759)	(1,216,878)
	441,900	6,082,958	92,627	1,167,261
Investor Shares
Shares sold	132,487	1,717,435	3,141	39,068
Reinvestment of distributions	2,105	25,678	343	4,434
Shares redeemed	(12,126)	(153,253)	(431)	(5,388)
	122,466	1,589,860	3,053	38,114
Class R6 Shares
Shares sold	606,873	7,979,849	1,533,995	18,318,983
Reinvestment of distributions	241,433	2,983,172	252,127	3,246,939
Shares redeemed	(2,730,028)	(35,474,324)	(3,024,415)	(37,219,433)
	(1,881,722)	(24,511,303)	(1,238,293)	(15,653,511)
Class R Shares
Reinvestment of distributions	42	517	40	513
	42	517	40	513
Class P Shares
Shares sold	2,127,621	27,443,867	7,853,489	99,794,253
Reinvestment of distributions	187,346	2,309,254	147,276	1,902,191
Shares redeemed	(2,267,472)	(29,654,491)	(284,296)	(3,681,220)
	47,495	98,630	7,716,469	98,015,224

NET INCREASE/(DECREASE)	(1,351,526)	$(17,788,720)	6,612,785	$84,078,948

66

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,767	$76,660	1,760	$18,460
Proceeds received in connection with merger	135,552	1,602,224	—	—
Reinvestment of distributions	3,755	34,203	107	1,263
Shares redeemed	(15,500)	(152,222)	(2,536)	(31,424)
	131,574	1,560,865	(669)	(11,701)
Class C Shares
Shares sold	47	611	—	—
Proceeds received in connection with merger	983	11,514	—	—
Reinvestment of distributions	139	1,247	69	822
Shares redeemed	(218)	(2,058)	—	—
	951	11,314	69	822
Institutional Shares
Shares sold	7,686	94,569	13,495	143,505
Proceeds received in connection with merger	453,687	5,362,585	—	—
Reinvestment of distributions	14,233	129,798	3,778	44,599
Shares redeemed	(30,937)	(287,701)	(194,628)	(2,391,739)
	444,669	5,299,251	(177,355)	(2,203,635)
Investor Shares
Shares sold	584	5,893	—	—
Proceeds received in connection with merger	4,062	47,895	—	—
Reinvestment of distributions	206	1,887	71	841
Shares redeemed	(868)	(8,379)	—	—
	3,984	47,296	71	841
Class R6 Shares			—	—
Shares sold	1,092,123	10,663,966	417,992	4,864,136
Proceeds received in connection with merger	5,184	61,174	—	—
Reinvestment of distributions	265,236	2,477,956	241,640	2,860,276
Shares redeemed	(3,744,828)	(35,481,477)	(4,722,957)	(50,093,718)
	(2,382,285)	(22,278,381)	(4,063,325)	(42,369,306)
Class R Shares
Shares sold	—	83	—	—
Reinvestment of distributions	83	761	55	654
	83	844	55	654
Class P Shares
Shares sold	4,622,273	44,353,247	1,660,568	18,749,636
Proceeds received in connection with merger	2,668,812	31,465,295	—	—
Reinvestment of distributions	191,737	1,768,798	95,498	1,131,317
Shares redeemed	(6,246,636)	(61,314,352)	(1,019,691)	(12,201,753)
	1,236,186	16,272,988	736,375	7,679,200

NET INCREASE/(DECREASE)	(564,838)	$914,177	(3,504,779)	$(36,903,125)

67

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	91,671	$1,161,245	261,452	$3,474,537
Reinvestment of distributions	63,944	690,238	98,461	1,374,972
Shares redeemed	(327,913)	(3,900,137)	(535,583)	(6,949,385)
	(172,298)	(2,048,654)	(175,670)	(2,099,876)
Class C Shares
Shares sold	31,440	371,138	23,475	311,598
Reinvestment of distributions	4,135	41,004	7,048	91,893
Shares redeemed	(61,493)	(702,574)	(48,409)	(579,022)
	(25,918)	(290,432)	(17,886)	(175,531)
Institutional Shares
Shares sold	213,269	2,952,959	846,648	10,847,402
Reinvestment of distributions	105,920	1,211,714	155,150	2,269,344
Shares redeemed	(440,179)	(5,806,996)	(651,410)	(9,524,433)
	(120,990)	(1,642,323)	350,388	3,592,313
Service Shares
Shares sold	4,394	56,747	15,402	202,220
Reinvestment of distributions	1,344	14,610	1,932	27,290
Shares redeemed	(34,850)	(475,167)	(42,347)	(544,995)
	(29,112)	(403,810)	(25,013)	(315,485)
Investor Shares
Shares sold	28,120	380,913	58,594	821,695
Reinvestment of distributions	6,986	77,090	11,704	165,549
Shares redeemed	(74,835)	(902,453)	(98,003)	(1,342,218)
	(39,729)	(444,450)	(27,705)	(354,974)
Class R6 Shares
Shares sold	208,011	2,559,921	13,972	187,160
Reinvestment of distributions	9,529	108,012	516	7,607
Shares redeemed	(24,826)	(299,563)	(82,746)	(1,027,333)
	192,714	2,368,370	(68,258)	(832,566)
Class R Shares
Shares sold	13,770	162,618	17,105	227,505
Reinvestment of distributions	3,742	39,440	4,897	67,408
Shares redeemed	(11,142)	(129,742)	(28,316)	(351,064)
	6,370	72,316	(6,314)	(56,151)
Class P Shares
Shares sold	1,294,182	15,347,751	1,122,099	14,942,863
Reinvestment of distributions	300,817	3,439,977	448,322	6,567,981
Shares redeemed	(2,060,825)	(24,731,148)	(662,435)	(9,155,417)
	(465,826)	(5,943,420)	907,986	12,355,427

NET INCREASE/(DECREASE)	(654,789)	$(8,332,403)	937,528	$12,113,157

68

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Real Estate Securities Fund, Goldman Sachs Global Real Estate Securities Fund, and Goldman Sachs Global Infrastructure Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Real Estate Securities Fund, Goldman Sachs Global Real Estate Securities Fund, and Goldman Sachs Global Infrastructure Fund (three of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs Funds complex since 2000.

69

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund				Global Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*
Class A
Actual	$1,000.00	$976.59		$6.73	$1,000.00	$919.81		$6.49	$1,000.00	$919.83		$6.06
Hypothetical 5% return	1,000.00	1,018.40	+	6.87	1,000.00	1,018.44	+	6.83	1,000.00	1,018.89	+	6.38
Class C
Actual	1,000.00	972.48		10.44	1,000.00	916.04		10.11	1,000.00	916.86		9.68
Hypothetical 5% return	1,000.00	1,014.62	+	10.66	1,000.00	1,014.66	+	10.63	1,000.00	1,015.11	+	10.17
Institutional
Actual	1,000.00	978.09		4.94	1,000.00	921.85		4.71	1,000.00	922.24		4.42
Hypothetical 5% return	1,000.00	1,020.21	+	5.04	1,000.00	1,020.31	+	4.95	1,000.00	1,020.60	+	4.65
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	919.54		6.84
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.08	+	7.19
Investor
Actual	1,000.00	977.51		5.48	1,000.00	920.34		5.29	1,000.00	920.88		4.86
Hypothetical 5% return	1,000.00	1,019.66	+	5.60	1,000.00	1,019.70	+	5.56	1,000.00	1,020.15	+	5.11
Class R6
Actual	1,000.00	978.10		4.89	1,000.00	921.71		4.66	1,000.00	921.42		4.37
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,020.36	+	4.90	1,000.00	1,020.65	+	4.60
Class R
Actual	1,000.00	974.72		7.96	1,000.00	917.77		7.68	1,000.00	918.71		7.25
Hypothetical 5% return	1,000.00	1,017.14	+	8.13	1,000.00	1,017.19	+	8.08	1,000.00	1,017.64	+	7.63
Class P
Actual	1,000.00	978.08		4.89	1,000.00	920.68		4.66	1,000.00	922.20		4.38
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,020.36	+	4.90	1,000.00	1,020.65	+	4.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Global Infrastructure	1.35%	2.10%	0.99%	N/A	1.10%	0.98%	1.60%	0.98%
Global Real Estate Securities	1.34	2.09	0.97	N/A	1.09	0.96	1.59	0.96
Real Estate Securities	1.25	2.00	0.91	1.41%	1.00	0.90	1.50	0.90

70

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

71

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

72

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

73

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015 - Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Real Estate Securities and Global Infrastructure Funds — Tax Information (Unaudited)

For the year ended December 31, 2022, 51.27% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2022, 66.69% and 100% of the dividends paid from net investment company taxable income by the Global Real Estate Securities and Real Estate Securities Funds, respectively, qualify as section 199A dividends.

For the year ended December 31, 2022, 100%, and 33.31% of the dividends paid from net investment company taxable income by Global Infrastructure and Global Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Real Estate Securities and Real Estate Securities Funds designate $109,481 and $2,505,084, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2022.

During the year ended December 31, 2022, the Global Real Estate Securities and Real Estate Securities Funds designate $1,539,919 and $1,180,875, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

74

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. RESAR-23 307133-OTU-1747520

Goldman Sachs Funds

Annual Report	December 31, 2022

Tax-Advantaged Equity Funds
International Tax-Managed Equity
U.S. Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	INTERNATIONAL TAX-MANAGED EQUITY

∎	U.S. TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2022 (the “Reporting Period”), the U.S. and international equity markets recorded double-digit declines. The negative performance was driven by central bank monetary policy, including aggressive Federal Reserve (“Fed”) interest rate hikes to combat inflation, as well as by persistent recession worries, supply-chain disruptions, geopolitical tensions and elevated concerns around China’s zero-COVID policy.

U.S. Equities

Representing the U.S. equity market, the S&P 500® Index returned -18.11% during the Reporting Period. U.S. equities fell in each of the first three quarters of 2022 before breaking the streak of losses with a gain in the fourth quarter. Still, it was the worst calendar year for the S&P 500® Index since 2008, when it returned -37.00%, and it was the seventh-worst performance for an annual period since the S&P 500® Index’s inception.

In the first quarter of 2022, the S&P 500® Index declined, marking its first quarterly decline since the first quarter of 2020. Among the major economic and geopolitical developments were the dramatic repricing of the Fed’s interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures. The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggests higher interest rates; opposite of dovish.) COVID-19, and more specifically, the Omicron variant, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages. Tensions arising from geopolitical conflict, most dominantly Russia’s late-February invasion of Ukraine, also brought about concern, as commodity prices became volatile and the global supply chain came into question. Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

The S&P 500® Index fell more dramatically in the second quarter of 2022, as inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends. On the other hand, equity inflows, strength in stock buybacks, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds. In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date low represented the start of a recovery or a bear-market rally. This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500® Index to a new year-to-date low. Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.) At the end of the quarter, investors were looking ahead to the second quarter corporate earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

The S&P 500® Index declined again in the third quarter of 2022, marking its longest losing streak since 2008. Through the third calendar quarter, the S&P 500® Index had its third-worst performance since the 1950s. The noticeable tightening of financial conditions, guided by expectations for a more aggressive global interest rate hike cycle, was the major story for the quarter. The Fed increased its “raise and hold” messaging, and its hawkish policy received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate proof of cooling. Geopolitical tensions remained heightened due to the possible weaponization of energy flows, which, in turn, caused energy prices to stay relatively high. From an equities perspective, there appeared to be a great deal of concern that corporate earnings could be next in line to suffer given the combination of profit margin pressures, demand destruction, higher labor costs, slower economic activity and a stronger U.S. dollar eroding overseas sales.

In the fourth quarter of 2022, the S&P 500® Index solidly increased, attributable primarily to gains in October and November. Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. There was a dovish tilt surrounding

1

MARKET REVIEW

consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most. Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market. Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector. On the geopolitical front, the most constructive takeaways came from China’s “zero-COVID” pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

For the Reporting Period overall, only two of the 11 sectors in the S&P 500® Index posted positive absolute returns. Energy was by far the best performing sector in the S&P 500® Index, as measured by total return, followed at some distance by utilities. The weakest performing sectors in the S&P 500® Index during the Reporting Period were information technology, consumer discretionary and communication services.

Within the U.S. equity market, all capitalization segments posted double-digit negative returns, with small-cap stocks, as measured by the Russell 2000® Index, the weakest, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International Equities

International equities struggled, but outperformed the U.S. equity market, during the Reporting Period. The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of -14.45%.1

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Fed, rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario — particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength. Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues. European equities declined in line with other global market equities due to the ongoing geopolitical crisis and the region’s dependence on Russian oil and gas. Japanese equities similarly fell on concerns around rising interest rates and the spread of Omicron but outperformed other developed markets due to limited economic exposure to Russia and Ukraine.

International equities declined more significantly in the second quarter of 2022, with all major regions — Europe, Japan and Asia Pacific ex-Japan — performing roughly in line with each other. Inflationary pressures and concerns persisted throughout the quarter, and odds of a U.S. recession continued to grow. Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its restrictions, therefore mitigating the disruption. In Europe, the geopolitical crisis persisted with the ongoing war in Ukraine and potential gas shortages due to reduced supply from Russia. This was particularly concerning for countries with a high energy dependence, such as Italy, France, Spain and Germany. Japanese equities fell as the yen significantly weakened against the U.S. dollar.

[1]	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

During the third quarter of 2022, international equities continued to decline. As in the prior quarter, all major regions performed similarly, as markets continued to be volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes as the chances of a recession grew. European economies remained depressed by accelerating inflation, rising interest rates and strained supply chains. Europe also continued to battle with the energy crisis and subsequent mobile network blackouts during the quarter. The European Central Bank (“ECB”) raised interest rates in July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. The Bank of Japan revised its economic growth projections lower due to weakened global economies but left its monetary policy unchanged. The sharply widening differential between Japanese and U.S. interest rates during the quarter was a significant factor in the consistent weakening of the yen. Beyond the broader concerns of inflation, China’s “zero-COVID” policy continued to slow its economy and strain global supply chains.

International equities then rallied across the major regions in the fourth quarter of 2022 overall. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, investors began to focus on improving inflationary indicators across the globe, and increased confidence the Fed could pull off a soft economic landing allowed both U.S. and international equities to rally. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In Europe, equities also benefited from resilient third quarter 2022 corporate earnings reports as well as from optimism that the pace of interest rate increases could soon slow. In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of October, and Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low. Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term. But increasing indications that China was prepared to stray from some of its more restrictive COVID-19 procedures resulted in stronger Asia ex-Japan equities in November, even as fears of an economic slowdown within China persisted. In December, inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the Fed and the ECB to maintain their hawkish strategy. In Europe, economic activity showed signs of a rebound following the inflation peak in October. Thus, although Europe remained in a recession, optimism that the recession would not be as deep as initially feared grew during the last weeks of the calendar year. Also in December, China began to relax its “zero-COVID” policies in an ongoing effort to boost its economy through increased domestic spending and international travel. Investors responded positively to this news despite the near-term surge in COVID-19 cases in China caused by the re-opening.

For the Reporting Period overall, only one of the 11 sectors of the MSCI EAFE Index gained, namely energy. Financials, materials and health care posted negative absolute returns but outperformed the MSCI EAFE Index during the Reporting Period. Information technology was the weakest performer on the basis of total return during the Reporting Period, followed by consumer discretionary, real estate and industrials.

From a country perspective, Portugal was the only individual country constituent of the MSCI EAFE Index to post a positive, albeit modest, return during the Reporting Period. Hong Kong, Denmark, the U.K. and Australia posted negative absolute returns but significantly outperformed the MSCI EAFE Index during the Reporting Period. Sweden, the Netherlands, Israel, Austria and Ireland most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

MARKET REVIEW

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended December 31, 2022

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended December 31, 2022 (the “Reporting Period”).

U.S. Region

During the first half of 2022, we enhanced a signal within our Market Themes & Trends investment theme. We believe patterns exist in the market, and thus, the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments for individual stocks.

During the second half of 2022, we introduced two new signals within our Sentiment Analysis investment theme. The first signal aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing. The second signal aims to capitalize upon price dislocations that are caused by uninformed exchange-traded fund trading. Within our Market Themes & Trends investment theme, we introduced two new signals. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than 100 alpha factors. The second signal aims to apply natural language processing techniques to account for the fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

International Regions

During the first half of 2022, we enhanced a signal within our Market Themes & Trends investment theme. We believe patterns exist in the market, and thus, the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments for individual stocks. Within our Sentiment Analysis investment theme, we introduced two new signals in the Japan region. The first signal looks at aggregated significant short positions across all market participants. We believe significant short positions established right ahead of earnings announcements are more reflective of investors’ views of the stock, assuming investors have access to private information. The second signal analyzes credit card data to arrive at sales figures for companies, thereby helping us track corporate revenue patterns.

During the second half of 2022, we introduced a new signal within our Sentiment Analysis investment theme. The signal, which was implemented across all regions except Japan, aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing. Within our High Quality Business Models investment theme, we introduced a new signal that aims to apply U.S. consumer spending data to non-U.S. companies to help predict their future returns. Within our Market Themes & Trends investment theme, we introduced two new signals. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than 100 alpha factors. The second signal aims to apply natural language processing techniques to account for the fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

4

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -15.36%, -15.96%, -15.02%, -15.15%, -15.11% and -15.03%, respectively. This compares to the -14.45% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from returns. Stock selection driven by our investment themes added slightly to relative results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with this investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — High Quality Business Models, Market Themes & Trends and Sentiment Analysis — detracted from the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Our Fundamental Mispricings investment theme contributed positively to relative returns during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund tends to be similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

5

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the Index. During the Reporting Period, the Fund benefited from stock selection in the consumer staples, financials and industrials sectors. Stock selection in the health care sector and, to a lesser extent, the information technology and energy sectors detracted from relative performance.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the Index, the Fund was helped during the Reporting Period by its overweight positions in Swedish Match, a maker of tobacco products, and Treasury Wine Estates, an Australian-based winemaking and distribution business. An underweight position in Japan-based Sony Group, a conglomerate that designs, manufactures and sells electronics and entertainment products, also added to the Fund’s relative performance. Our Market Themes & Trends and High Quality Business Models investment themes were largely responsible for the Fund’s overweight in Swedish Match. The overweight in Treasury Wine Estates was mainly driven by our Sentiment Analysis and Market Themes & Trends investment themes. The Fund was underweight Sony Group primarily because of our Market Themes & Trends and Fundamental Mispricings investment themes.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt most by underweight positions versus the Index in British-Swedish pharmaceutical company AstraZeneca and French multinational integrated energy and petroleum company TotalEnergies. An overweight position in ASM International, a Netherlands-headquartered provider of semiconductor wafer processing equipment for the fabrication of semiconductor devices, also detracted from relative performance. The Fund was underweight AstraZeneca mostly because of our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis and Market Themes & Trends investment themes. Our Sentiment Analysis and High Quality Business Models investment themes led to the Fund’s underweight in TotalEnergies. The overweight in ASM International was mainly due to our Sentiment Analysis and Market Themes & Trends investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight the industrials, health care, financials and consumer discretionary sectors. It was underweight the communication services, materials, consumer staples, real estate and utilities sectors. The Fund was relatively neutrally weighted to the Index in the information technology and energy sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Sweden, France, Australia and Norway. It was underweight Germany, the U.K., Switzerland and Hong Kong. In relative terms, the Fund was rather neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

6

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2022

TOP 10 HOLDINGS AS OF 12/31/22[1]

Holding	% of Net Assets	Line of Business	Country

ASML Holding NV	2.3%	Semiconductors & Semiconductor Equipment	Netherlands
Roche Holding AG	2.1	Pharmaceuticals, Biotechnology & Life Sciences	United States
Novartis AG	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
LVMH Moet Hennessy Louis Vuitton SE	1.8	Consumer Durables & Apparel	France
Novo Nordisk A/S, Class B	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Sanofi	1.4	Pharmaceuticals, Biotechnology & Life Sciences	France
Commonwealth Bank of Australia	1.4	Banks	Australia
BHP Group Ltd.	1.3	Materials	Australia
Cie Financiere Richemont SA	1.2	Consumer Durables & Apparel	Switzerland
British American Tobacco PLC	1.2	Food, Beverage & Tobacco	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013, in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013, through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-15.36%	0.53%	4.78%	—
Including sales charges	-19.99%	-0.61%	4.20%	—

Class C
Excluding contingent deferred sales charges	-15.96%	-0.20%	4.01%	—
Including contingent deferred sales charges	-16.80%	-0.20%	4.01%	—

Institutional	-15.02%	0.90%	5.18%	—

Investor	-15.15%	0.78%	5.02%	—

Class R6 (Commenced April 30, 2018)	-15.11%	N/A	N/A	0.81%

Class P (Commenced April 17, 2018)	-15.03%	N/A	N/A	0.53%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -20.51%, -21.12%, -20.26%, -20.65%, -20.31%, -20.26% and -20.25%, respectively. This compares to the -19.21% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, with two of our quantitative model’s four investment themes detracting from performance. Stock selection driven by these investment themes also hindered relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Fundamental Mispricings and High Quality Business Models — detracted from the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Market Themes & Trends investment theme added to relative returns during the Reporting Period. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

The impact of our Sentiment Analysis investment theme was rather flat during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index in terms of its sector and industry allocations and style. Changes

9

PORTFOLIO RESULTS

in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the Index, ranging from large- to small-cap stocks. During the Reporting Period, the Fund was hurt by stock selection in the energy, real estate and utilities sectors. Investments in the health care, information technology and consumer discretionary sectors contributed positively to relative performance.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweight positions versus the Index in ExxonMobil, Chevron and Merck. The underweight in multinational oil and gas company ExxonMobil was driven by our Sentiment Analysis, High Quality Business Models and Market Themes & Trends investment themes. Our High Quality Business Models investment theme led to the Fund’s underweight in Chevron, another multinational oil and gas company. The Fund was underweight pharmaceutical firm Merck mostly because of our Fundamental Mispricings, Market Themes & Trends and Sentiment Analysis investment themes.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	Compared to the Index, the Fund benefited from its overweight positions in pharmaceutical maker AbbVie and health insurance provider Elevance Health. An underweight position in Tesla, an electric vehicle and clean energy company, also bolstered the Fund’s relative performance. Our Market Themes & Trends and High Quality Business Models investment themes resulted in the Fund’s overweight in AbbVie. The overweight in Elevance Health was due in large part to our High Quality Business Models and Market Themes & Trends investment themes. The Fund had an underweight position in Tesla, mainly due to our Market Themes & Trends and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the industrials, health care, real estate and financials sectors. It was underweight compared to the Index in the consumer staples, utilities and communication services sectors. The Fund was relatively neutral versus the Index in the materials, consumer discretionary, energy and information technology sectors at the end of the Reporting Period.

10

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2022

TOP 10 HOLDINGS AS OF 12/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.2%	Technology Hardware & Equipment
Microsoft Corp.	3.8	Software & Services
Berkshire Hathaway, Inc., Class B	2.0	Diversified Financials
AbbVie, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Elevance Health, Inc.	1.6	Health Care Equipment & Services
Adobe, Inc.	1.6	Software & Services
Amazon.com, Inc.	1.4	Retailing
AutoZone, Inc.	1.4	Retailing
Mondelez International, Inc., Class A	1.4	Food, Beverage & Tobacco

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2022

The following graph shows the value as of December 31, 2022, of a $10,000 investment made on January 1, 2013, in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013, through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-20.51%	6.68%	10.93%	—
Including sales charges	-24.89%	5.48%	10.30%	—

Class C
Excluding contingent deferred sales charges	-21.12%	5.88%	10.09%	—
Including contingent deferred sales charges	-21.91%	5.88%	10.09%	—

Institutional	-20.26%	7.05%	11.34%	—

Service	-20.65%	6.52%	10.79%	—

Investor	-20.31%	6.95%	11.20%	—

Class R6 (Commenced April 30, 2018)	-20.26%	N/A	N/A	7.34%

Class P (Commenced April 17, 2018)	-20.25%	N/A	N/A	6.80%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

FUND BASICS

Index Definitions

Definitions of Non-Benchmark Related Indices

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

MSCI EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE® Index is unmanaged and the figures for the MSCI EAFE® Index do not include any deduction for fees or expenses

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

13

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 98.0%
Australia – 9.3%
84,515	Allkem Ltd. (Materials)*	$640,261
66,450	ANZ Group Holdings Ltd. (Banks)*	1,070,438
112,179	Aristocrat Leisure Ltd. (Consumer Services)	2,311,540
104,350	ASX Ltd. (Diversified Financials)	4,805,968
1,686,817	Aurizon Holdings Ltd. (Transportation)	4,273,451
292,435	BHP Group Ltd. (Materials)	9,058,748
8,233	Cochlear Ltd. (Health Care Equipment & Services)	1,137,039
144,922	Commonwealth Bank of Australia (Banks)	10,065,540
13,490	IDP Education Ltd. (Consumer Services)	248,610
19,402	IGO Ltd. (Materials)	177,477
608,962	Incitec Pivot Ltd. (Materials)	1,550,188
48,058	Macquarie Group Ltd. (Diversified Financials)	5,425,196
330,904	National Australia Bank Ltd. (Banks)	6,718,547
171,853	Northern Star Resources Ltd. (Materials)	1,286,031
67,823	Pilbara Minerals Ltd. (Materials)*	171,745
139,810	Qantas Airways Ltd. (Transportation)*	565,911
96,970	Rio Tinto PLC ADR (Materials)	6,904,264
455,536	Telstra Group Ltd. (Telecommunication Services)	1,231,972
1,108,107	Vicinity Ltd. REIT (Real Estate)	1,496,276
443,276	Westpac Banking Corp. (Banks)	7,017,731
6,287	WiseTech Global Ltd. (Software & Services)	216,225

		66,373,158

Austria – 0.5%
4,385	BAWAG Group AG (Banks)*(a)	233,678
8,309	Erste Group Bank AG (Banks)	265,849
202,633	Raiffeisen Bank International AG (Banks)*	3,304,166

		3,803,693

Belgium – 0.5%
18,712	D’ieteren Group (Retailing)	3,591,078

Canada – 0.3%
216,609	International Petroleum Corp. (Energy)*	2,433,336

China – 0.4%
926,000	BOC Hong Kong Holdings Ltd. (Banks)	3,143,582

Denmark – 3.8%
1,615	AP Moller – Maersk A/S, Class A (Transportation)	3,559,232
1,228	Carlsberg AS, Class B (Food, Beverage & Tobacco)	162,890
4,548	D/S Norden A/S (Transportation)	274,084
41,650	Danske Bank A/S (Banks)	821,468

Common Stocks – (continued)
Denmark – (continued)
14,105	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	5,963,521
74,188	Jyske Bank A/S (Banks)*	4,810,485
81,201	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	11,028,359
35,525	Spar Nord Bank A/S (Banks)	544,002

		27,164,041

Finland – 2.3%
32,359	Metsa Board OYJ, Class B (Materials)	304,002
193,476	Nokia OYJ (Technology Hardware & Equipment)	898,832
594,960	Nordea Bank Abp (Banks)	6,373,185
88,909	Sampo OYJ, Class A (Insurance)	4,643,676
323,939	Stora Enso OYJ, Class R (Materials)	4,567,385

		16,787,080

France – 14.0%
71,229	Airbus SE (Capital Goods)	8,469,311
6,657	Alten SA (Software & Services)	834,045
267,615	Carrefour SA (Food & Staples Retailing)	4,476,119
6,189	Christian Dior SE (Consumer Durables & Apparel)	4,509,577
27,437	Dassault Aviation SA (Capital Goods)	4,653,130
146,865	Dassault Systemes (Software & Services)	5,281,220
93,789	Edenred (Software & Services)	5,104,507
45,195	Eiffage SA (Capital Goods)	4,445,571
358,118	Engie SA (Utilities)	5,123,271
11,029	Gecina SA REIT (Real Estate)	1,123,635
31,224	Genfit (Pharmaceuticals, Biotechnology & Life Sciences)*	132,557
4,547	Hermes International (Consumer Durables & Apparel)	7,038,090
1,118	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	120,253
6,322	IPSOS (Media & Entertainment)	395,939
10,682	Kering (Consumer Durables & Apparel)	5,436,371
8,049	Klepierre SA REIT (Real Estate)*	185,776
17,769	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	12,930,390
82,392	Publicis Groupe SA (Media & Entertainment)	5,263,396
82,118	Rexel SA (Capital Goods)*	1,624,171
28,635	Safran SA (Capital Goods)	3,586,650
106,016	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	10,222,767
115,393	SCOR SE (Insurance)	2,658,804
217,230	Societe Generale SA (Banks)	5,448,927
7,734	Thales SA (Capital Goods)	988,165
3,102	Vinci SA (Capital Goods)	309,229

		100,361,871

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – 5.3%
48,225	AIXTRON SE (Semiconductors & Semiconductor Equipment)	$1,387,591
115,758	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,958,080
14,534	Beiersdorf AG (Household & Personal Products)	1,660,828
8,439	Brenntag SE (Capital Goods)	538,196
4,830	Deutsche Boerse AG (Diversified Financials)	831,679
5,669	DWS Group GmbH & Co. KGaA (Diversified Financials)(a)	182,942
6,765	Elmos Semiconductor SE (Semiconductors & Semiconductor Equipment)	386,436
84,941	E.ON SE (Utilities)	844,485
46,886	GEA Group AG (Capital Goods)	1,906,740
3,997	Hapag-Lloyd AG (Transportation)(a)(b)	755,130
75,260	HUGO BOSS AG (Consumer Durables & Apparel)	4,350,795
220,741	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	6,708,749
79,714	K+S AG (Materials)	1,571,476
33,691	Knorr-Bremse AG (Capital Goods)	1,832,873
5,235	Krones AG (Capital Goods)	584,977
4,964	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	957,756
25,118	MTU Aero Engines AG (Capital Goods)	5,403,772
8,258	Rheinmetall AG (Capital Goods)	1,643,972
14,785	TeamViewer AG (Software & Services)*(a)	189,655

		37,696,132

Hong Kong – 0.7%
274,200	AIA Group Ltd. (Insurance)	3,028,098
6,000	Jardine Matheson Holdings Ltd. (Capital Goods)	306,000
190,000	Swire Pacific Ltd., Class A (Real Estate)	1,665,518

		4,999,616

Israel – 0.1%
62,107	ICL Group Ltd. (Materials)	448,752

Italy – 2.1%
28,702	Azimut Holding SpA (Diversified Financials)	642,231
115,480	Banca Mediolanum SpA (Diversified Financials)	962,232
1,301,703	Banco BPM SpA (Banks)	4,640,539
67,625	Leonardo SpA (Capital Goods)	583,250
52,928	Prysmian SpA (Capital Goods)	1,966,569
418,832	UniCredit SpA (Banks)	5,943,047
19,441	Unipol Gruppo SpA (Insurance)	94,654

		14,832,522

Common Stocks – (continued)
Japan – 21.1%
9,400	ANA Holdings, Inc. (Transportation)*	199,073
14,200	Aoyama Trading Co. Ltd. (Retailing)	98,506
27,400	Aozora Bank Ltd. (Banks)	538,538
197,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	3,004,633
55,000	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	1,245,396
42,600	Central Japan Railway Co. (Transportation)	5,230,412
55,900	Chubu Electric Power Co., Inc. (Utilities)	578,033
195,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,989,125
164,200	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	1,782,607
65,000	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,092,135
9,700	Daiichikosho Co. Ltd. (Media & Entertainment)	292,004
20,000	Electric Power Development Co. Ltd. (Utilities)	317,637
1,413,600	ENEOS Holdings, Inc. (Energy)	4,813,897
10,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipmen)	535,015
39,100	Fujikura Ltd. (Capital Goods)	293,916
4,100	Fukuyama Transporting Co. Ltd. (Transportation)	94,708
5,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	371,573
91,800	Heiwa Corp. (Consumer Services)	1,730,661
13,000	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	385,900
95,300	Honda Motor Co. Ltd. (Automobiles & Components)	2,173,698
24,500	Idemitsu Kosan Co. Ltd. (Energy)	573,584
155,300	Inpex Corp. (Energy)	1,668,764
36,100	Inui Global Logistics Co. Ltd. (Commercial & Professional Services)	542,416
17,000	Ishihara Sangyo Kaisha Ltd. (Materials)	135,963
208,400	ITOCHU Corp. (Capital Goods)	6,538,082
105,100	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,118,840
331,100	JGC Holdings Corp. (Capital Goods)	4,197,017
3,800	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	117,270
3,800	Kao Corp. (Household & Personal Products)	150,862
19,300	KDDI Corp. (Telecommunication Services)	585,309
233,700	Komatsu Ltd. (Capital Goods)	5,051,221
48,900	Mandom Corp. (Household & Personal Products)	541,086

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
523,300	Marubeni Corp. (Capital Goods)	$5,994,898
32,300	MatsukiyoCocokara & Co. (Food & Staples Retailing)	1,623,521
19,500	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	344,851
202,700	Mitsubishi Corp. (Capital Goods)	6,580,614
170,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,202,108
942,400	Mitsubishi HC Capital, Inc. (Diversified Financials)	4,635,242
41,800	Mitsubishi Heavy Industries Ltd. (Capital Goods)	1,651,792
16,100	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	381,002
177,700	Mitsui & Co. Ltd. (Capital Goods)	5,175,641
8,800	MS&AD Insurance Group Holdings, Inc. (Insurance)	281,334
177,700	NGK Spark Plug Co. Ltd. (Automobiles & Components)	3,256,722
57,800	NHK Spring Co. Ltd. (Automobiles & Components)	367,521
193,500	Nippon Kayaku Co. Ltd. (Materials)	1,666,270
10,100	Nippon Soda Co. Ltd. (Materials)	330,332
110,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	3,148,444
5,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	124,812
5,000	NSD Co. Ltd. (Software & Services)	86,410
216,800	Obayashi Corp. (Capital Goods)	1,637,619
107,100	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,503,311
21,100	Orient Corp. (Diversified Financials)	185,429
38,900	Oriental Land Co. Ltd. (Consumer Services)	5,660,890
42,800	Osaka Gas Co. Ltd. (Utilities)	689,641
14,400	PHC Holdings Corp. (Health Care Equipment & Services)	160,849
189,700	Round One Corp. (Consumer Services)	686,580
2,700	San-A Co. Ltd. (Food & Staples Retailing)	88,143
8,100	Sankyu, Inc. (Transportation)	296,346
538,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,385,483
31,400	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,002,296
2,200	Shimamura Co. Ltd. (Retailing)	219,239
4,500	Shin-Etsu Chemical Co. Ltd. (Materials)	549,505
15,900	Shiseido Co. Ltd. (Household & Personal Products)	779,318
14,100	SoftBank Group Corp. (Telecommunication Services)	596,331
132,600	Sojitz Corp. (Capital Goods)	2,526,509
322,100	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	4,267,373

Common Stocks – (continued)
Japan – (continued)
320,800	Sumitomo Corp. (Capital Goods)	5,332,687
436,600	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,309,273
9,100	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	309,875
11,200	Suzuken Co. Ltd. (Health Care Equipment & Services)	303,026
76,300	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,356,179
30,400	Takashimaya Co. Ltd. (Retailing)	423,310
182,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,690,023
130,400	Tokyo Century Corp. (Diversified Financials)	4,395,424
11,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,232,116
261,200	Tokyo Gas Co. Ltd. (Utilities)	5,114,244
5,000	Tokyotokeiba Co. Ltd. (Consumer Services)	143,199
127,300	Tokyu Fudosan Holdings Corp. (Real Estate)	603,673
18,400	Toyota Motor Corp. (Automobiles & Components)	251,023
14,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	329,979
9,200	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	118,129

		150,986,417

Netherlands – 5.8%
402	ASM International NV (Semiconductors & Semiconductor Equipment)	102,001
30,106	ASML Holding NV (Semiconductors & Semiconductor Equipment)	16,415,370
33,507	Heineken Holding NV (Food, Beverage & Tobacco)	2,587,762
58,356	Heineken NV (Food, Beverage & Tobacco)	5,496,688
553,606	ING Groep NV (Banks)	6,743,570
65,964	OCI NV (Materials)	2,358,378
275,959	Shell PLC (Energy)	7,825,482

		41,529,251

Norway – 2.0%
249,322	Aker BP ASA (Energy)	7,749,646
152,772	Aker Solutions ASA (Energy)	588,398
22,470	DNB Bank ASA (Banks)	443,785
71,136	Elkem ASA (Materials)*(a)	256,041
100,502	Equinor ASA (Energy)	3,612,070
26,586	Kongsberg Gruppen ASA (Capital Goods)	1,131,601

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)
144,465	Odfjell Drilling Ltd. (Energy)*	$392,098

		14,173,639

Singapore – 1.6%
75,700	Keppel Corp. Ltd. (Capital Goods)	410,535
640,300	Oversea-Chinese Banking Corp. Ltd. (Banks)	5,824,194
338,500	Singapore Exchange Ltd. (Diversified Financials)	2,263,511
94,359	STMicroelectronics NV (Semiconductors & Semiconductor)	3,353,149

		11,851,389

South Africa – 1.0%
183,162	Anglo American PLC (Materials)	7,172,604

Spain – 2.1%
1,183,205	Banco de Sabadell SA (Banks)	1,112,171
660,525	Bankinter SA (Banks)	4,425,216
4,327	Grupo Catalana Occidente SA (Insurance)	136,722
92,839	Iberdrola SA (Utilities)	1,083,757
215,533	Industria de Diseno Textil SA (Retailing)	5,724,786
199,729	Merlin Properties Socimi SA REIT (Real Estate)	1,873,240
875,746	Unicaja Banco SA (Banks)(a)	964,978

		15,320,870

Sweden – 5.1%
23,043	Addnode Group AB (Software & Services)	217,610
47,366	Atlas Copco AB, Class B (Capital Goods)	505,379
127,515	Epiroc AB, Class B (Capital Goods)	2,051,359
52,742	Evolution AB (Consumer Services)(a)	5,137,305
13,634	Modern Times Group MTG AB, Class B (Media & Entertainment)*	116,658
7,750	Saab AB, Class B (Capital Goods)	305,409
150,130	Sandvik AB (Capital Goods)	2,713,087
454,744	Skandinaviska Enskilda Banken AB, Class A (Banks)	5,235,409
7,939	Skanska AB, Class B (Capital Goods)	125,853
25,917	SSAB AB, Class A (Materials)	141,803
413,947	SSAB AB, Class B (Materials)	2,156,275
152,227	Svenska Handelsbanken AB, Class A (Banks)	1,532,621
362,831	Swedbank AB, Class A (Banks)	6,171,417
600,819	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	3,520,446
40,662	Trelleborg AB, Class B (Capital Goods)	939,236
307,080	Volvo AB, Class B (Capital Goods)	5,546,970

		36,416,837

Common Stocks – (continued)
Switzerland – 5.0%
30,478	ABB Ltd. (Capital Goods)	928,894
4,139	Baloise Holding AG (Insurance)	638,262
880	Bucher Industries AG (Capital Goods)	367,249
362	Burckhardt Compression Holding AG (Capital Goods)	215,633
10	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,028,835
11	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	112,090
68,592	Cie Financiere Richemont SA (Consumer Durables & Apparel)	8,893,636
155,130	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	14,038,870
3,717	Swatch Group AG (The) – Bearer (Consumer Durables & Apparel)	1,056,449
12,962	Swatch Group AG (The) – Registered (Consumer Durables & Apparel)	673,985
422,046	UBS Group AG (Diversified Financials)	7,844,242

		35,798,145

United Kingdom – 8.3%
20,784	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,409,155
22,007	Auto Trader Group PLC (Media & Entertainment)(a)	137,045
995,495	Aviva PLC (Insurance)	5,280,748
81,297	BP PLC ADR (Energy)	2,839,704
216,066	British American Tobacco PLC (Food, Beverage & Tobacco)	8,547,173
328,500	CK Hutchison Holdings Ltd. (Capital Goods)	1,967,995
299,230	Compass Group PLC (Consumer Services)	6,909,830
87,320	Diageo PLC (Food, Beverage & Tobacco)	3,822,160
259,475	Imperial Brands PLC (Food, Beverage & Tobacco)	6,463,818
34,895	Informa PLC (Media & Entertainment)	260,309
270,188	Pearson PLC (Consumer Services)	3,050,914
92,812	Reckitt Benckiser Group PLC (Household & Personal Products)	6,433,391
49,444	Segro PLC REIT (Real Estate)	455,491
233,419	Smiths Group PLC (Capital Goods)	4,479,795
104,953	SSE PLC (Utilities)	2,158,563
995,730	Tesco PLC (Food & Staples Retailing)	2,683,362
285,672	Vodafone Group PLC ADR (Telecommunication Services)(c)	2,891,001

		59,790,454

United States – 6.7%
255,766	Computershare Ltd. (Software & Services)	4,505,586
32,822	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,400,100
229,965	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	8,080,970

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
235,089	Haleon PLC ADR (Household & Personal Products)*	$1,880,712
67,780	Nestle SA (Food, Beverage & Tobacco)	7,829,230
48,690	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	15,300,227
251,100	Samsonite International SA (Consumer Durables & Apparel)*(a)	659,315
224,717	Stellantis NV (Automobiles & Components)*	3,193,312

		47,849,452

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $634,778,847)		$702,523,919

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
828,871	4.159%	$828,871
(Cost $828,871)

TOTAL INVESTMENTS – 98.1%
(Cost $635,607,718)		$703,352,790

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		13,745,791

NET ASSETS – 100.0%		$717,098,581

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	All or a portion of the security has been segregated as collateral for futures contracts.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Allocation as of December 31, 2022
Sector Name	% of Market Value
Financials	20.3%
Industrials	17.2
Health Care	15.8
Consumer Discretionary	12.9
Consumer Staples	8.7
Information Technology	8.7
Materials	5.9
Energy	4.6
Utilities	2.3
Communication Services	2.1
Real Estate	1.4
Securities Lending Reinvestment Vehicle	0.1

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	88	03/17/23	$3,565,457	$(134,170)
FTSE 100 Index	14	03/17/23	1,263,643	2,284
Hang Seng Index	2	01/30/23	255,142	(597)
MSCI Singapore Index	5	01/30/23	108,463	273
SPI 200 Index	4	03/16/23	476,051	(8,524)
TOPIX Index	12	03/09/23	1,729,503	(46,957)

TOTAL FUTURES CONTRACTS				$(187,691)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 98.5%
Automobiles & Components – 1.6%
152,389	Aptiv PLC*	$14,191,988
197,407	Ford Motor Co.	2,295,843
275,539	General Motors Co.	9,269,132
5,064	Gentex Corp.	138,095
91,537	Tesla, Inc.*	11,275,528

		37,170,586

Banks – 1.3%
32,040	BOK Financial Corp.	3,325,432
11,523	Cadence Bank	284,157
70,709	East West Bancorp, Inc.	4,659,723
40,192	First BanCorp. (Puerto Rico)	511,242
26,803	First Hawaiian, Inc.	697,950
19,845	International Bancshares Corp.	908,107
40,827	JPMorgan Chase & Co.	5,474,901
100,794	MGIC Investment Corp.	1,310,322
5,054	PNC Financial Services Group, Inc. (The)	798,229
25,107	Popular, Inc. (Puerto Rico)	1,665,096
20,633	Signature Bank	2,377,334
1,609	SVB Financial Group*	370,296
123,665	Webster Financial Corp.	5,854,301
55,059	Western Alliance Bancorp	3,279,314

		31,516,404

Capital Goods – 9.0%
5,761	AGCO Corp.	798,993
195,946	AMETEK, Inc.	27,377,575
48,397	Atkore, Inc.*	5,489,188
46,100	Carrier Global Corp.	1,901,625
44,716	Emerson Electric Co.	4,295,419
114,566	Encore Wire Corp.	15,759,699
1	Fortive Corp.	64
47,851	General Dynamics Corp.	11,872,312
10,402	H&E Equipment Services, Inc.	472,251
12,658	Hexcel Corp.	744,923
518,511	Howmet Aerospace, Inc.	20,434,518
97,597	Illinois Tool Works, Inc.	21,500,619
406,445	Johnson Controls International PLC	26,012,480
57,344	Lockheed Martin Corp.	27,897,283
307,311	Mueller Industries, Inc.	18,131,349
198,373	nVent Electric PLC	7,631,409
149,820	Raytheon Technologies Corp.	15,119,834
15,142	Snap-on, Inc.	3,459,796
5,515	United Rentals, Inc.*	1,960,141

		210,859,478

Commercial & Professional Services – 0.8%
29,156	Cintas Corp.	13,167,433
71,280	CoStar Group, Inc.*	5,508,518

		18,675,951

Consumer Durables & Apparel – 0.3%
43,716	Whirlpool Corp.	6,184,065

Consumer Services – 2.0%
55,954	Airbnb, Inc., Class A*	4,784,067

Common Stocks – (continued)
Consumer Services – (continued)
18,020	Boyd Gaming Corp.	982,631
18,628	Chipotle Mexican Grill, Inc.*	25,846,164
1,587	Graham Holdings Co., Class B	958,881
117,702	International Game Technology PLC	2,669,481
25,703	Red Rock Resorts, Inc., Class A	1,028,377
38,775	Wyndham Hotels & Resorts, Inc.	2,765,045
90,670	Wynn Resorts Ltd.*	7,477,555
5,222	Yum! Brands, Inc.	668,834

		47,181,035

Diversified Financials – 8.9%
22,357	Ameriprise Financial, Inc.	6,961,299
585,178	Bank of New York Mellon Corp. (The)	26,637,303
152,384	Berkshire Hathaway, Inc., Class B*	47,071,418
100,090	CME Group, Inc.	16,831,134
51,613	Corebridge Financial, Inc.	1,035,357
96,351	Discover Financial Services	9,426,018
200,048	Equitable Holdings, Inc.	5,741,378
35,397	Evercore, Inc., Class A	3,861,105
19,961	Interactive Brokers Group, Inc., Class A	1,444,178
142,443	Jefferies Financial Group, Inc.	4,882,946
23,105	LPL Financial Holdings, Inc.	4,994,608
24,051	MarketAxess Holdings, Inc.	6,707,583
112,434	Morgan Stanley	9,559,139
17,240	MSCI, Inc.	8,019,531
9,390	State Street Corp.	728,382
203,209	Stifel Financial Corp.	11,861,309
691,771	Synchrony Financial	22,731,595
295,760	Voya Financial, Inc.	18,186,282

		206,680,565

Energy – 5.7%
64,709	Antero Resources Corp.*	2,005,332
28,231	Baker Hughes Co.	833,661
8,224	Cactus, Inc., Class A	413,338
10,830	Cheniere Energy, Inc.	1,624,067
61,306	Civitas Resources, Inc.	3,551,457
59,229	Coterra Energy, Inc.	1,455,257
89,256	EOG Resources, Inc.	11,560,437
50,295	Equitrans Midstream Corp.	336,976
33,319	Exxon Mobil Corp.	3,675,086
220,665	Golar LNG Ltd. (Cameroon)*	5,028,955
12,264	Hess Corp.	1,739,280
588,413	Kinder Morgan, Inc.	10,638,507
193,243	Marathon Oil Corp.	5,231,088
77,746	Marathon Petroleum Corp.	9,048,857
8,760	ONEOK, Inc.	575,532
51,560	Ovintiv, Inc.	2,614,608
33,190	Pioneer Natural Resources Co.	7,580,264
94,650	Schlumberger Ltd.	5,059,989
433,503	Scorpio Tankers, Inc. (Monaco)	23,309,456
238,799	SFL Corp. Ltd. (Norway)	2,201,727
9,347	SM Energy Co.	325,556
103,628	Targa Resources Corp.	7,616,658

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
224,238	TechnipFMC PLC (United Kingdom)*	$2,733,461
9,713	Teekay Tankers Ltd., Class A (Canada)*	299,258
8,214	Valero Energy Corp.	1,042,028
679,601	Williams Cos., Inc. (The)	22,358,873

		132,859,708

Food & Staples Retailing – 0.7%
66,730	Casey’s General Stores, Inc.	14,970,876
3,528	Costco Wholesale Corp.	1,610,532
10,652	Sysco Corp.	814,345

		17,395,753

Food, Beverage & Tobacco – 2.5%
80,716	Altria Group, Inc.	3,689,528
11,068	Boston Beer Co., Inc. (The), Class A*	3,647,127
39,594	Darling Ingredients, Inc.*	2,478,189
35,242	Lamb Weston Holdings, Inc.	3,149,225
9,833	Lancaster Colony Corp.	1,940,051
484,935	Mondelez International, Inc., Class A	32,320,918
20,026	PepsiCo, Inc.	3,617,897
65,544	Philip Morris International, Inc.	6,633,708
78,990	Primo Water Corp.	1,227,505

		58,704,148

Health Care Equipment & Services – 8.5%
592,843	Boston Scientific Corp.*	27,430,846
62,227	Centene Corp.*	5,103,236
21,748	Cigna Corp.	7,205,982
39,073	CVS Health Corp.	3,641,213
21,562	DaVita, Inc.*	1,610,035
71,276	Elevance Health, Inc.	36,562,450
43,802	HCA Healthcare, Inc.	10,510,728
34,579	Humana, Inc.	17,711,018
14,459	IDEXX Laboratories, Inc.*	5,898,694
43,991	Intuitive Surgical, Inc.*	11,673,012
19,000	Laboratory Corp. of America Holdings	4,474,120
397,617	Medtronic PLC	30,902,793
27,879	Molina Healthcare, Inc.*	9,206,203
3,886	Shockwave Medical, Inc.*	799,000
1,199	Teleflex, Inc.	299,306
47,957	UnitedHealth Group, Inc.	25,425,842

		198,454,478

Household & Personal Products – 0.4%
52,651	Kimberly-Clark Corp.	7,147,373
8,185	Procter & Gamble Co. (The)	1,240,519

		8,387,892

Insurance – 3.0%
196,463	American Equity Investment Life Holding Co.	8,962,642
69,660	American Financial Group, Inc.	9,562,925
49,985	Arch Capital Group Ltd.*	3,138,058
23,986	Axis Capital Holdings Ltd.	1,299,322

Common Stocks – (continued)
Insurance – (continued)
38,542	Brighthouse Financial, Inc.*	1,976,048
113,046	Chubb Ltd.	24,937,948
216,647	CNO Financial Group, Inc.	4,950,384
27,694	Globe Life, Inc.	3,338,512
58,061	Marsh & McLennan Cos., Inc.	9,607,934
6,559	Reinsurance Group of America, Inc.	931,968
3,410	W R Berkley Corp.	247,464

		68,953,205

Materials – 2.2%
3,481	Alpha Metallurgical Resources, Inc.	509,584
44,191	Axalta Coating Systems Ltd.*	1,125,545
47,477	CF Industries Holdings, Inc.	4,045,040
28,500	Corteva, Inc.	1,675,230
8,601	Dow, Inc.	433,404
32,458	Eagle Materials, Inc.	4,312,045
71,308	Element Solutions, Inc.	1,297,093
224,219	Huntsman Corp.	6,161,538
2,882	International Flavors & Fragrances, Inc.	302,149
5,444	Martin Marietta Materials, Inc.	1,839,909
140,756	Mosaic Co. (The)	6,174,966
8,572	Nucor Corp.	1,129,875
56,853	Olin Corp.	3,009,798
60,677	Sherwin-Williams Co. (The)	14,400,472
8,802	Steel Dynamics, Inc.	859,955
101,858	Summit Materials, Inc., Class A*	2,891,749
35,291	Warrior Met Coal, Inc.	1,222,480

		51,390,832

Media & Entertainment – 4.1%
326,600	Alphabet, Inc., Class A*	28,815,918
315,000	Alphabet, Inc., Class C*	27,949,950
12,395	Charter Communications, Inc., Class A*	4,203,144
90,544	Interpublic Group of Cos., Inc. (The)	3,016,021
117,978	Live Nation Entertainment, Inc.*	8,227,786
17,470	Meta Platforms, Inc., Class A*	2,102,340
17,336	Netflix, Inc.*	5,112,040
647,009	News Corp., Class A	11,775,564
57,664	Trade Desk, Inc. (The), Class A*	2,585,077
80,977	TripAdvisor, Inc.*	1,455,966

		95,243,806

Pharmaceuticals, Biotechnology & Life Sciences – 9.5%
279,233	AbbVie, Inc.	45,126,845
219,556	Avantor, Inc.*	4,630,436
16,828	Biogen, Inc.*	4,660,010
6,061	Bristol-Myers Squibb Co.	436,089
374,402	Elanco Animal Health, Inc.*	4,575,193
180,588	Gilead Sciences, Inc.	15,503,480
178,341	Horizon Therapeutics PLC*	20,295,206
7,809	IQVIA Holdings, Inc.*	1,599,986
15,891	Jazz Pharmaceuticals PLC*	2,531,595
235,200	Johnson & Johnson	41,548,080
64,030	Medpace Holdings, Inc.*	13,600,612

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
26,154	Merck & Co., Inc.	$2,901,786
6,958	Mettler-Toledo International, Inc.*	10,057,441
321,881	Pfizer, Inc.	16,493,182
4,775	Regeneron Pharmaceuticals, Inc.*	3,445,115
71,117	Royalty Pharma PLC, Class A	2,810,544
3,494	Thermo Fisher Scientific, Inc.	1,924,111
93,638	Vertex Pharmaceuticals, Inc.*	27,040,782
6,675	West Pharmaceutical Services, Inc.	1,570,961

		220,751,454

Real Estate – 5.3%
1	Apartment Income REIT Corp. REIT	34
1	Apartment Investment and Management Co., Class A REIT	7
21,275	Brixmor Property Group, Inc. REIT	482,304
92,408	Camden Property Trust REIT	10,338,607
19,313	Crown Castle, Inc. REIT	2,619,615
5,206	CubeSmart REIT	209,541
151,660	EPR Properties REIT	5,720,615
42,893	Equity LifeStyle Properties, Inc. REIT	2,770,888
17,807	Equity Residential REIT	1,050,613
62,315	First Industrial Realty Trust, Inc. REIT	3,007,322
1,080,463	Host Hotels & Resorts, Inc. REIT	17,341,431
20,144	Lamar Advertising Co., Class A REIT	1,901,594
24,620	Life Storage, Inc. REIT	2,425,070
29,850	Mid-America Apartment Communities, Inc. REIT	4,686,152
405,272	National Storage Affiliates Trust REIT	14,638,425
14,912	NexPoint Residential Trust, Inc. REIT	648,970
90,879	Outfront Media, Inc. REIT	1,506,774
315,918	Park Hotels & Resorts, Inc. REIT	3,724,673
84,670	Prologis, Inc. REIT	9,544,849
62,322	Public Storage REIT	17,462,001
83,673	SBA Communications Corp. REIT	23,454,379
2	Simon Property Group, Inc. REIT	235
28,435	Ventas, Inc. REIT	1,280,997
1	Vornado Realty Trust REIT	21

		124,815,117

Retailing – 5.3%
393,336	Amazon.com, Inc.*	33,040,224
1,486	Asbury Automotive Group, Inc.*	266,366
13,147	AutoZone, Inc.*	32,422,868
130,923	Chewy, Inc., Class A*	4,854,625
34,974	eBay, Inc.	1,450,372
48,657	LKQ Corp.	2,598,770
91,859	Lowe’s Cos., Inc.	18,301,987
328,288	Macy’s, Inc.	6,779,147
11,283	MercadoLibre, Inc. (Brazil)*	9,548,126
39,766	Murphy USA, Inc.	11,116,188

Common Stocks – (continued)
Retailing – (continued)
1,394	O’Reilly Automotive, Inc.*	1,176,578
8,426	Penske Automotive Group, Inc.	968,400
41,013	Petco Health & Wellness Co., Inc.*	388,803
8,734	Target Corp.	1,301,715
1	Victoria’s Secret & Co.*	36

		124,214,205

Semiconductors & Semiconductor Equipment – 3.9%
218,165	Applied Materials, Inc.	21,244,908
29,808	Axcelis Technologies, Inc.*	2,365,563
47,943	Broadcom, Inc.	26,806,370
3,264	KLA Corp.	1,230,626
13,711	Lam Research Corp.	5,762,733
14,728	Microchip Technology, Inc.	1,034,642
130,588	NVIDIA Corp.	19,084,130
66,140	ON Semiconductor Corp.*	4,125,152
63,128	Texas Instruments, Inc.	10,430,008

		92,084,132

Software & Services – 13.4%
31,236	Accenture PLC, Class A	8,335,014
108,540	Adobe, Inc.*	36,526,966
162,817	Clear Secure, Inc., Class A	4,466,070
267,799	Cognizant Technology Solutions Corp., Class A	15,315,425
77,471	CommVault Systems, Inc.*	4,868,278
28,169	DXC Technology Co.*	746,479
5,074	EPAM Systems, Inc.*	1,662,953
52,450	Euronet Worldwide, Inc.*	4,950,231
24,933	ExlService Holdings, Inc.*	4,224,398
395,400	Fortinet, Inc.*	19,331,106
52,678	Gartner, Inc.*	17,707,183
11,360	Genpact Ltd.	526,195
20,249	Intuit, Inc.	7,881,316
12,751	Manhattan Associates, Inc.*	1,547,971
20,312	Maximus, Inc.	1,489,479
366,032	Microsoft Corp.(a)	87,781,794
17,447	MongoDB, Inc.*	3,434,268
115,526	NCR Corp.*	2,704,464
18,506	Oracle Corp.	1,512,681
126,882	Palo Alto Networks, Inc.*	17,705,114
26,485	Paycom Software, Inc.*	8,218,560
5,663	Perficient, Inc.*	395,447
24,029	ServiceNow, Inc.*	9,329,740
86,653	Snowflake, Inc., Class A*	12,438,172
13,204	SPS Commerce, Inc.*	1,695,790
29,687	TaskUS, Inc., Class A (Philippines)*	501,710
11,855	Tenable Holdings, Inc.*	452,268
6,431	Tyler Technologies, Inc.*	2,073,419
124,296	VeriSign, Inc.*	25,535,370
58,807	Zoom Video Communications, Inc., Class A*	3,983,586
43,289	Zscaler, Inc.*	4,844,039

		312,185,486

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 6.9%
755,474	Apple, Inc.(a)	$98,158,737
6,480	Arista Networks, Inc.*	786,348
395,329	Cisco Systems, Inc.	18,833,474
314,773	Hewlett Packard Enterprise Co.	5,023,777
94,239	Keysight Technologies, Inc.*	16,121,466
42,942	NetApp, Inc.	2,579,096
135,147	Super Micro Computer, Inc.*	11,095,569
21,541	Teledyne Technologies, Inc.*	8,614,461
1	Vontier Corp.	19

		161,212,947

Telecommunication Services – 0.1%
80,612	Liberty Global PLC, Class C (United Kingdom)*	1,566,291

Transportation – 2.9%
633,903	CSX Corp.	19,638,315
67,627	Knight-Swift Transportation Holdings, Inc.	3,544,331
18,420	Norfolk Southern Corp.	4,539,056
119,266	Ryder System, Inc.	9,967,060
146,956	Union Pacific Corp.	30,430,179

		68,118,941

Utilities – 0.2%
68,737	NRG Energy, Inc.	2,187,211
38,829	ONE Gas, Inc.	2,940,132

		5,127,343

TOTAL COMMON STOCKS
(Cost $1,568,555,406)		$2,299,733,822

Shares	Dividend Rate	Value

Investment Companies – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
151,297	4.159%	$151,297
(Cost $151,297)

TOTAL INVESTMENTS – 98.5%
(Cost $1,568,706,703)		$2,299,885,119

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		34,880,002

NET ASSETS – 100.0%		$2,334,765,121

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of the security has been segregated as collateral for futures contracts.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	15	03/17/23	$1,328,175	$(30,565)
S&P 500 E-Mini Index	67	03/17/23	12,934,350	(361,299)

TOTAL FUTURES CONTRACTS				$(391,864)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2022

	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $634,778,847 and $1,568,555,406, respectively)(a)	$702,523,919	$2,299,733,822
Investments in affiliated issuers, at value (cost $— and $151,297, respectively)	—	151,297
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	828,871	—
Cash	1,787,409	34,536,236
Foreign currency, at value (cost $10,518,077 and $—, respectively)	10,636,473	—
Receivables:
Foreign tax reclaims	3,415,977	2,484
Dividends	679,258	2,518,958
Fund shares sold	28,963	1,178,202
Reimbursement from investment adviser	21,600	—
Securities lending income	6,000	—
Other assets	46,919	19,633
Total assets	719,975,389	2,338,140,632

Liabilities:
Variation margin on futures contracts	62,959	40,663
Payables:
Investments purchased	1,224,176	—
Payable upon return of securities loaned	828,871	—
Management fees	521,258	1,325,787
Fund shares redeemed	152,028	1,079,804
Distribution and Service fees and Transfer Agency fees	20,638	112,780
Accrued expenses	66,878	816,477
Total liabilities	2,876,808	3,375,511

Net Assets:
Paid-in capital	733,707,398	1,610,479,573
Total distributable earnings	(16,608,817)	724,285,548
NET ASSETS	$717,098,581	$2,334,765,121
Net Assets:
Class A	$5,139,121	$90,164,430
Class C	727,750	16,096,462
Institutional	9,933,774	60,342,277
Service	—	2,568,243
Investor	8,698,935	15,644,961
Class R6	630,798,806	1,975,694,455
Class P	61,800,195	174,254,293
Total Net Assets	$717,098,581	$2,334,765,121
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	510,105	2,973,559
Class C	73,717	569,294
Institutional	983,690	1,940,125
Service	—	84,267
Investor	860,879	507,520
Class R6	62,923,807	64,094,250
Class P	6,160,885	5,651,589
Net asset value, offering and redemption price per share:(b)
Class A	$10.07	$30.32
Class C	9.87	28.27
Institutional	10.10	31.10
Service	—	30.48
Investor	10.10	30.83
Class R6	10.02	30.82
Class P	10.03	30.83

(a)	Includes loaned securities having a market value of $752,863 and $–, respectively.
(b)	Maximum public offering price per share for Class A Shares of the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund is $10.66 and $32.08, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,779,254 and $52,133, respectively)	$28,545,674	$31,370,225

Securities lending income — affiliated issuer	29,949	2,784

Dividends — affiliated issuers	5,427	33,180

Total investment income	28,581,050	31,406,189

Expenses:

Management fees	6,133,310	15,355,494

Transfer Agency fees(a)	237,271	876,110

Custody, accounting and administrative services	195,671	381,847

Professional fees	127,759	78,557

Registration fees	92,886	153,259

Trustee fees	25,832	33,110

Distribution and/or Service (12b-1) fees(a)	20,455	371,983

Printing and mailing costs	18,072	13,454

Service fees — Class C	2,014	44,105

Shareholder Administration fees — Service Shares	—	5,818

Other	2,003	73,192

Total expenses	6,855,273	17,386,929

Less — expense reductions	(369,451)	(647,996)

Net expenses	6,485,822	16,738,933

NET INVESTMENT INCOME	22,095,228	14,667,256

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,089,122)	(97,191)

In-kind redemptions	21,852,229	—

Futures contracts	(512,434)	(1,992,802)

Foreign currency transactions	(607,837)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(168,137,767)	(538,731,117)

Futures contracts	(311,115)	(391,864)

Foreign currency translations	(37,368)	—

Net realized and unrealized loss	(148,843,414)	(541,212,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(126,748,186)	$(526,545,718)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
International Tax-Managed Equity Fund	$14,414	$6,041	$—	$9,225	$1,289	$4,037	$—	$13,845	$188,365	$20,510
U.S. Tax-Managed Equity Fund	234,284	132,316	5,383	149,942	28,227	23,293	861	27,735	590,603	55,449

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	International Tax-Managed Equity Fund		U.S. Tax-Managed Equity Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:
Net investment income	$22,095,228	$20,635,904	$14,667,256	$10,712,268
Net realized gain (loss)	19,642,836	48,290,528	(2,089,993)	129,304,964
Net change in unrealized gain (loss)	(168,486,250)	20,055,463	(539,122,981)	433,085,566
Net increase (decrease) in net assets resulting from operations	(126,748,186)	88,981,895	(526,545,718)	573,102,798

Distributions to shareholders:
From distributable earnings:
Class A Shares	(162,210)	(222,523)	(342,379)	(187,075)
Class C Shares	(17,250)	(19,506)	—	—
Institutional Shares	(346,285)	(332,199)	(421,368)	(234,991)
Service Shares	—	—	(7,142)	(215)
Investor Shares	(300,562)	(208,042)	(97,323)	(72,929)
Class R6 Shares	(21,935,527)	(21,530,042)	(14,183,905)	(9,154,253)
Class P Shares	(2,154,500)	(2,422,168)	(1,252,858)	(964,387)
Total distributions to shareholders	(24,916,334)	(24,734,480)	(16,304,975)	(10,613,850)

From share transactions:
Proceeds from sales of shares	81,602,420	100,699,707	423,239,765	354,091,106
Proceeds paid in connection with in-kind transactions	(40,000,055)	(56,160,000)	—	(145,620,000)
Reinvestment of distributions	24,916,127	24,732,502	16,142,013	10,555,178
Cost of shares redeemed	(36,436,968)	(30,644,213)	(107,632,492)	(86,099,028)
Net increase in net assets resulting from share transactions	30,081,524	38,627,996	331,749,286	132,927,256
TOTAL INCREASE (DECREASE)	(121,582,996)	102,875,411	(211,101,407)	695,416,204

Net Assets:
Beginning of year	838,681,577	735,806,166	2,545,866,528	1,850,450,324
End of year	$717,098,581	$838,681,577	$2,334,765,121	$2,545,866,528

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.28	$11.32	$10.43	$8.93	$10.93

Net investment income(a)	0.29	0.28	0.10	0.18	0.18

Net realized and unrealized gain (loss)	(2.18)	1.07	0.92	1.49	(2.03)

Total from investment operations	(1.89)	1.35	1.02	1.67	(1.85)

Distributions to shareholders from net investment income	(0.32)	(0.39)	(0.13)	(0.17)	(0.15)

Net asset value, end of year	$10.07	$12.28	$11.32	$10.43	$8.93

Total Return(b)	(15.36)%	12.02%	9.75%	18.66%	(16.86)%

Net assets, end of year (in 000’s)	$5,139	$7,235	$6,662	$8,419	$8,145

Ratio of net expenses to average net assets	1.22%	1.22%	1.23%	1.25%	1.29%

Ratio of total expenses to average net assets	1.32%	1.33%	1.36%	1.37%	1.37%

Ratio of net investment income to average net assets	2.74%	2.33%	1.07%	1.81%	1.69%

Portfolio turnover rate(c)	226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.03	$11.04	$10.18	$8.68	$10.59

Net investment income(a)	0.21	0.20	0.03	0.12	0.10

Net realized and unrealized gain (loss)	(2.13)	1.03	0.88	1.42	(1.94)

Total from investment operations	(1.92)	1.23	0.91	1.54	(1.84)

Distributions to shareholders from net investment income	(0.24)	(0.24)	(0.05)	(0.04)	(0.07)

Net asset value, end of year	$9.87	$12.03	$11.04	$10.18	$8.68

Total Return(b)	(15.96)%	11.19%	8.89%	17.74%	(17.39)%

Net assets, end of year (in 000’s)	$728	$1,009	$1,060	$1,308	$2,551

Ratio of net expenses to average net assets	1.97%	1.96%	1.98%	2.01%	2.04%

Ratio of total expenses to average net assets	2.07%	2.07%	2.11%	2.12%	2.12%

Ratio of net investment income to average net assets	2.01%	1.59%	0.33%	1.25%	1.01%

Portfolio turnover rate(c)	226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.31	$11.29	$10.40	$8.91	$10.85

Net investment income(a)	0.32	0.32	0.13	0.21	0.31

Net realized and unrealized gain (loss)	(2.17)	1.07	0.92	1.48	(2.10)

Total from investment operations	(1.85)	1.39	1.05	1.69	(1.79)

Distributions to shareholders from net investment income	(0.36)	(0.37)	(0.16)	(0.20)	(0.15)

Net asset value, end of year	$10.10	$12.31	$11.29	$10.40	$8.91

Total Return(b)	(15.02)%	12.42%	10.11%	19.01%	(16.49)%

Net assets, end of year (in 000’s)	$9,934	$11,247	$9,998	$15,783	$16,948

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	0.95%	0.96%	0.99%	0.99%	0.96%

Ratio of net investment income to average net assets	3.01%	2.65%	1.36%	2.11%	2.87%

Portfolio turnover rate(c)	226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.32	$11.30	$10.40	$8.91	$10.91

Net investment income(a)	0.32	0.31	0.13	0.20	0.19

Net realized and unrealized gain (loss)	(2.19)	1.07	0.92	1.48	(2.00)

Total from investment operations	(1.87)	1.38	1.05	1.68	(1.81)

Distributions to shareholders from net investment income	(0.35)	(0.36)	(0.15)	(0.19)	(0.19)

Net asset value, end of year	$10.10	$12.32	$11.30	$10.40	$8.91

Total Return(b)	(15.15)%	12.31%	10.09%	18.90%	(16.66)%

Net assets, end of year (in 000’s)	$8,699	$7,290	$9,085	$18,290	$14,008

Ratio of net expenses to average net assets	0.97%	0.97%	0.98%	1.00%	1.04%

Ratio of total expenses to average net assets	1.08%	1.08%	1.11%	1.12%	1.12%

Ratio of net investment income to average net assets	3.08%	2.58%	1.38%	2.06%	1.82%

Portfolio turnover rate(c)	226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.23	$11.22	$10.33	$8.85	$10.92

Net investment income(b)	0.32	0.32	0.14	0.21	0.08

Net realized and unrealized gain (loss)	(2.17)	1.06	0.92	1.47	(1.95)

Total from investment operations	(1.85)	1.38	1.06	1.68	(1.87)

Distributions to shareholders from net investment income	(0.36)	(0.37)	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$10.02	$12.23	$11.22	$10.33	$8.85

Total Return(c)	(15.11)%	12.43%	10.20%	19.05%	(17.07)%

Net assets, end of period (in 000’s)	$630,799	$730,126	$640,212	$660,555	$530,891

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	0.94%	0.95%	0.97%	0.98%	0.99	%(d)

Ratio of net investment income to average net assets	3.06%	2.66%	1.42%	2.12%	1.14	%(d)

Portfolio turnover rate(e)	226%	162%	177%	231%	177%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.23	$11.22	$10.34	$8.86	$11.07

Net investment income(b)	0.33	0.32	0.14	0.21	0.10

Net realized and unrealized gain (loss)	(2.17)	1.06	0.91	1.47	(2.11)

Total from investment operations	(1.84)	1.38	1.05	1.68	(2.01)

Distributions to shareholders from net investment income	(0.36)	(0.37)	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$10.03	$12.23	$11.22	$10.34	$8.86

Total Return(c)	(15.03)%	12.42%	10.09%	19.02%	(18.09)%

Net assets, end of period (in 000’s)	$61,800	$81,775	$68,788	$67,038	$64,578

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	0.94%	0.95%	0.98%	0.98%	1.00	%(d)

Ratio of net investment income to average net assets	3.10%	2.66%	1.45%	2.15%	1.43	%(d)

Portfolio turnover rate(e)	226%	162%	177%	231%	177%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$38.29	$29.78	$25.54	$20.43	$22.37

Net investment income(a)	0.10	0.05	0.06	0.11	0.10

Net realized and unrealized gain (loss)	(7.95)	8.52	4.31	5.09	(1.93)

Total from investment operations	(7.85)	8.57	4.37	5.20	(1.83)

Distributions to shareholders from net investment income	(0.12)	(0.06)	(0.09)	(0.09)	(0.11)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(0.12)	(0.06)	(0.13)	(0.09)	(0.11)

Net asset value, end of year	$30.32	$38.29	$29.78	$25.54	$20.43

Total Return(b)	(20.51)%	28.80%	17.06%	25.48%	(8.15)%

Net assets, end of year (in 000’s)	$90,164	$111,821	$75,584	$68,427	$57,833

Ratio of net expenses to average net assets	1.03%	1.06%	1.08%	1.10%	1.14%

Ratio of total expenses to average net assets	1.10%	1.11%	1.12%	1.13%	1.14%

Ratio of net investment income to average net assets	0.29%	0.16%	0.24%	0.47%	0.44%

Portfolio turnover rate(c)	246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$35.84	$28.04	$24.11	$19.36	$21.24

Net investment loss(a)	(0.14)	(0.19)	(0.13)	(0.06)	(0.07)

Net realized and unrealized gain (loss)	(7.43)	7.99	4.06	4.81	(1.81)

Total from investment operations	(7.57)	7.80	3.93	4.75	(1.88)

Net asset value, end of year	$28.27	$35.84	$28.04	$24.11	$19.36

Total Return(b)	(21.12)%	27.82%	16.25%	24.54%	(8.85)%

Net assets, end of year (in 000’s)	$16,096	$21,720	$19,502	$18,341	$14,380

Ratio of net expenses to average net assets	1.78%	1.81%	1.83%	1.85%	1.88%

Ratio of total expenses to average net assets	1.85%	1.86%	1.87%	1.88%	1.89%

Ratio of net investment loss to average net assets	(0.46)%	(0.59)%	(0.53)%	(0.28)%	(0.33)%

Portfolio turnover rate(c)	246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$39.28	$30.53	$26.16	$20.91	$22.71

Net investment income(a)	0.21	0.17	0.15	0.20	0.19

Net realized and unrealized gain (loss)	(8.17)	8.74	4.43	5.23	(1.97)

Total from investment operations	(7.96)	8.91	4.58	5.43	(1.78)

Distributions to shareholders from net investment income	(0.22)	(0.16)	(0.17)	(0.18)	(0.02)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(0.22)	(0.16)	(0.21)	(0.18)	(0.02)

Net asset value, end of year	$31.10	$39.28	$30.53	$26.16	$20.91

Total Return(b)	(20.26)%	29.23%	17.48%	25.90%	(7.78)%

Net assets, end of year (in 000’s)	$60,342	$56,035	$47,997	$45,718	$34,812

Ratio of net expenses to average net assets	0.70%	0.74%	0.74%	0.74%	0.74%

Ratio of total expenses to average net assets	0.72%	0.75%	0.75%	0.75%	0.74%

Ratio of net investment income to average net assets	0.64%	0.48%	0.56%	0.83%	0.79%

Portfolio turnover rate(c)	246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$38.52	$29.96	$25.70	$20.57	$22.51

Net investment income(a)	0.04	— (b)	0.02	0.08	0.08

Net realized and unrealized gain (loss)	(7.99)	8.56	4.33	5.13	(1.94)

Total from investment operations	(7.95)	8.56	4.35	5.21	(1.86)

Distributions to shareholders from net investment income	(0.09)	— (b)	(0.05)	(0.08)	(0.08)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(0.09)	— (b)	(0.09)	(0.08)	(0.08)

Net asset value, end of year	$30.48	$38.52	$29.96	$25.70	$20.57

Total Return(c)	(20.65)%	28.58%	16.87%	25.31%	(8.26)%

Net assets, end of year (in 000’s)	$2,568	$2,476	$1,932	$1,649	$732

Ratio of net expenses to average net assets	1.22%	1.23%	1.24%	1.24%	1.25%

Ratio of total expenses to average net assets	1.25%	1.24%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets	0.13%	0.01%	0.08%	0.33%	0.33%

Portfolio turnover rate(d)	246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$38.93	$30.26	$25.93	$20.73	$22.70

Net investment income(a)	0.18	0.14	0.12	0.17	0.16

Net realized and unrealized gain (loss)	(8.09)	8.67	4.40	5.18	(1.97)

Total from investment operations	(7.91)	8.81	4.52	5.35	(1.81)

Distributions to shareholders from net investment income	(0.19)	(0.14)	(0.15)	(0.15)	(0.16)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(0.19)	(0.14)	(0.19)	(0.15)	(0.16)

Net asset value, end of year	$30.83	$38.93	$30.26	$25.93	$20.73

Total Return(b)	(20.31)%	29.13%	17.38%	25.82%	(7.95)%

Net assets, end of year (in 000’s)	$15,645	$20,599	$15,938	$21,591	$17,894

Ratio of net expenses to average net assets	0.78%	0.82%	0.83%	0.85%	0.89%

Ratio of total expenses to average net assets	0.85%	0.87%	0.87%	0.88%	0.89%

Ratio of net investment income to average net assets	0.54%	0.40%	0.46%	0.72%	0.68%

Portfolio turnover rate(c)	246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.93	$30.26	$25.93	$20.73	$22.93

Net investment income(b)	0.21	0.17	0.15	0.20	0.13

Net realized and unrealized gain (loss)	(8.10)	8.67	4.40	5.18	(2.14)

Total from investment operations	(7.89)	8.84	4.55	5.38	(2.01)

Distributions to shareholders from net investment income	(0.22)	(0.17)	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(0.22)	(0.17)	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$30.82	$38.93	$30.26	$25.93	$20.73

Total Return(c)	(20.26)%	29.24%	17.49%	25.96%	(8.72)%

Net assets, end of period (in 000’s)	$1,975,694	$2,111,315	$1,536,722	$1,575,990	$1,263,556

Ratio of net expenses to average net assets	0.69%	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	0.72%	0.74%	0.74%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	0.65%	0.49%	0.57%	0.84%	0.85	%(d)

Portfolio turnover rate(e)	246%	116%	177%	205%	152%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.94	$30.27	$25.94	$20.74	$23.43

Net investment income(b)	0.21	0.17	0.15	0.20	0.16

Net realized and unrealized gain (loss)	(8.10)	8.67	4.40	5.18	(2.66)

Total from investment operations	(7.89)	8.84	4.55	5.38	(2.50)

Distributions to shareholders from net investment income	(0.22)	(0.17)	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(0.22)	(0.17)	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$30.83	$38.94	$30.27	$25.94	$20.74

Total Return(c)	(20.25)%	29.23%	17.48%	25.94%	(10.62)%

Net assets, end of period (in 000’s)	$174,254	$221,902	$152,775	$138,399	$97,892

Ratio of net expenses to average net assets	0.69%	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	0.72%	0.74%	0.74%	0.74%	0.75	%(d)

Ratio of net investment income to average net assets	0.64%	0.49%	0.59%	0.83%	0.95	%(d)

Portfolio turnover rate(e)	246%	116%	177%	205%	152%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Tax-Managed Equity	A, C, Institutional, Investor, R6 and P	Diversified
U.S. Tax-Managed Equity	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Tax-Managed Equity	Annually	Annually
U.S. Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

INTERNATIONAL TAX-MANAGED EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$7,172,604	$—

Asia	306,000	171,123,756	—

Europe	7,139,860	400,125,753	—

North America	9,961,682	40,321,106	—

Oceania	7,974,702	58,398,456	—

Securities Lending Reinvestment Vehicle	828,871	—	—

Total	$26,211,115	$677,141,675	$—

Derivative Type

Assets(b)

Futures Contracts	$2,557	$—	$—

Total	$2,557	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY FUND (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$(190,248)	$—	$—

Total	$(190,248)	$—	$—

U.S. TAX-MANAGED EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$5,028,955	$—	$—

Asia	501,710	—	—

Europe	29,810,935	—	—

North America	2,254,844,096	—	—

South America	9,548,126	—	—

Investment Company	151,297	—	—

Total	$2,299,885,119	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(391,864)	$—	$—

Total	$(391,864)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
International Tax-Managed Equity	Equity	Variation margin on futures contracts	$2,557	(a)	Variation margin on futures contracts	$(190,248)	(a)
U.S. Tax-Managed Equity	Equity	—	—		Variation margin on futures contracts	(391,864)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2022 is reported within the Statements of Assets and Liabilities.

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/ Net change in unrealized gain (loss) on futures contracts	$(512,434)	$(311,115)
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,992,802)	(391,864)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

Average number of Contracts(1)
Fund	Futures Contracts

International Tax-Managed Equity	143
U.S. Tax-Managed Equity	78

(1)	Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Tax-Managed Equity	0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.85%
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.66	0.66

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2022, GSAM waived $635 and $5,242 of the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds’ management fees, respectively.

44

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Tax-Managed Equity	$678	$—
U.S. Tax-Managed Equity	10,829	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to the Class A, Class C and Investor Shares of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively. This arrangement will remain in effect through at least April 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund are 0.014% and 0.044%, respectively. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Transfer Agency Waivers/Credits	Total Expense Reductions
International Tax-Managed Equity	$635	$361,204	$7,612	$369,451
U.S. Tax-Managed Equity	5,242	591,278	51,476	647,996

G.  Line of Credit Facility — As of December 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2022, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
International Tax-Managed Equity	$—	$37,251,335	$(37,251,335)	$—	—	$5,427
U.S. Tax-Managed Equity	—	340,982,224	(340,830,927)	151,297	151,297	33,180

46

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, the Goldman Sachs Global Tax-Aware Equity Portfolio was beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
International Tax-Managed Equity	88%
U.S. Tax-Managed Equity	85%

6. PORTFOLIO SECURITIEST RANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

	Purchases		Sales
Fund	Long Term	In-Kind	Long Term	In-Kind
International Tax-Managed Equity	$1,672,433,283	$—	$1,604,447,987	$38,445,433.00
U.S. Tax-Managed Equity	5,996,975,099	—	5,691,740,605	—

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

7. SECURITIES LENDING (continued)

replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year Ended December 31, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Tax-Managed Equity	$3,364	$30,277	$—
U.S. Tax-Managed Equity	309	2,784	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022
International Tax-Managed Equity	$—	$23,738,721	$(22,909,850)	$828,871
U.S. Tax-Managed Equity	—	12,115,700	(12,115,700)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Distributions paid from:
Ordinary income	$24,916,334	$15,860,542
Net long-term capital gains	—	444,433
Total distributions	$24,916,334	$16,304,975

48

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Distributions paid from:
Ordinary income	$24,734,480	$10,613,850
Total distributions	$24,734,480	$10,613,850

As of December 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Undistributed ordinary income — net	$648,771	$—
Total undistributed earnings	$648,771	$—
Capital loss carryforwards:
Perpetual Long-term	$—	$—
Perpetual Short-term	$(81,138,684)	$—
Total capital loss carryforwards	$(81,138,684)	$—
Timing differences (Qualified Late Year Loss Deferral, Real Estate Investment Trusts, Post October Capital Loss Deferral)	$(608,588)	$(5,735,566)
Unrealized gains — net	64,489,684	730,021,114
Total accumulated gains (losses) — net	$(16,608,817)	$724,285,548

As of December 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Tax cost	$638,745,047	$1,569,472,141
Gross unrealized gain	77,616,177	749,327,722
Gross unrealized loss	(13,126,493)	(19,306,608)
Net unrealized gain (loss)	$64,489,684	$730,021,114

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

The International Tax-Managed Equity and US Tax-Managed Equity Funds reclassified $21,850,913 and $12,844, respectively, from distributable earnings to paid in capital for the year ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the

50

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	79,392	$830,279	82,169	$978,215
Reinvestment of distributions	16,140	162,210	18,720	222,204
Shares redeemed	(174,490)	(1,818,871)	(100,557)	(1,205,539)
	(78,958)	(826,382)	332	(5,120)
Class C Shares
Shares sold	3,667	37,902	11,059	131,494
Reinvestment of distributions	1,751	17,250	1,676	19,506
Shares redeemed	(15,530)	(157,634)	(24,912)	(289,233)
	(10,112)	(102,482)	(12,177)	(138,233)
Institutional Shares
Shares sold	164,985	1,752,311	134,048	1,620,123
Reinvestment of distributions	34,368	346,078	27,898	331,986
Shares redeemed	(128,928)	(1,364,822)	(134,055)	(1,614,884)
	70,425	733,567	27,891	337,225
Investor Shares
Shares sold	626,918	6,852,125	112,645	1,380,415
Reinvestment of distributions	29,817	300,562	17,347	206,596
Shares redeemed	(387,470)	(3,947,483)	(342,650)	(4,283,493)
	269,265	3,205,204	(212,658)	(2,696,482)
Class R6 Shares
Shares sold	6,465,095	65,731,507	7,411,481	89,650,350
Reinvestment of distributions	2,193,553	21,935,527	1,821,493	21,530,042
Shares redeemed	(1,389,237)	(15,547,544)	(1,693,155)	(20,462,337)
Shares redeemed in connection with in-kind transactions	(4,052,691)	(40,000,055)	(4,913,386)	(56,160,000)
	3,216,720	32,119,435	2,626,433	34,558,055
Class P Shares
Shares sold	607,521	6,398,296	580,266	6,939,110
Reinvestment of distributions	215,235	2,154,500	204,748	2,422,168
Shares redeemed	(1,345,989)	(13,600,614)	(231,168)	(2,788,727)
	(523,233)	(5,047,818)	553,846	6,572,551

NET INCREASE	2,944,107	$30,081,524	2,983,667	$38,627,996

52

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	414,966	$13,329,198	561,640	$19,883,314
Reinvestment of distributions	10,768	325,726	4,823	175,710
Shares redeemed	(372,296)	(11,726,564)	(184,155)	(6,276,955)
	53,438	1,928,360	382,308	13,782,069
Class C Shares
Shares sold	85,536	2,572,479	51,099	1,652,501
Shares redeemed	(122,269)	(3,676,334)	(140,687)	(4,315,583)
	(36,733)	(1,103,855)	(89,588)	(2,663,082)
Institutional Shares
Shares sold	931,634	31,212,600	198,502	6,943,237
Reinvestment of distributions	8,880	275,453	5,097	190,438
Shares redeemed	(427,054)	(14,120,423)	(349,173)	(12,553,273)
	513,460	17,367,630	(145,574)	(5,419,598)
Service Shares
Shares sold	30,211	929,113	7,861	270,576
Reinvestment of distributions	235	7,142	5	215
Shares redeemed	(10,452)	(346,170)	(8,075)	(275,024)
	19,994	590,085	(209)	(4,233)
Investor Shares
Shares sold	52,280	1,759,876	37,510	1,318,026
Reinvestment of distributions	3,152	96,929	1,926	71,313
Shares redeemed	(77,086)	(2,497,408)	(36,996)	(1,308,185)
	(21,654)	(640,603)	2,440	81,154
Class R6 Shares
Shares sold	10,664,975	345,473,590	8,763,616	296,622,030
Reinvestment of distributions	461,415	14,183,905	247,212	9,154,253
Shares redeemed	(1,266,443)	(44,311,354)	(1,583,015)	(55,340,703)
Shares redeemed in connection with in-kind transactions	—	—	(3,977,655)	(145,620,000)
	9,859,947	315,346,141	3,450,158	104,815,580
Class P Shares
Shares sold	850,031	27,962,909	791,646	27,401,422
Reinvestment of distributions	40,743	1,252,858	26,006	963,249
Shares redeemed	(937,999)	(30,954,239)	(166,433)	(6,029,305)
	(47,225)	(1,738,472)	651,219	22,335,366

NET INCREASE	10,341,227	$331,749,286	4,250,754	$132,927,256

53

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund (two of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs Funds complex since 2000.

54

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Tax-Managed Equity Fund				U.S. Tax-Managed Equity Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*
Class A
Actual	$1,000.00	$1,047.74		$6.32	$1,000.00	$1,028.58		$5.17
Hypothetical 5% return	1,000.00	1,019.04	+	6.23	1,000.00	1,020.11	+	5.15
Class C
Actual	1,000.00	1,043.38		10.17	1,000.00	1,024.65		8.99
Hypothetical 5% return	1,000.00	1,015.26	+	10.03	1,000.00	1,016.32	+	8.95
Institutional
Actual	1,000.00	1,049.26		4.67	1,000.00	1,030.28		3.49
Hypothetical 5% return	1,000.00	1,020.65	+	4.60	1,000.00	1,021.77	+	3.47
Service
Actual	N/A	N/A		N/A	1,000.00	1,027.79		6.01
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.28	+	5.99
Investor
Actual	1,000.00	1,048.53		5.03	1,000.00	1,029.94		3.90
Hypothetical 5% return	1,000.00	1,020.30	+	4.96	1,000.00	1,021.36	+	3.88
Class R6
Actual	1,000.00	1,048.68		4.62	1,000.00	1,030.32		3.44
Hypothetical 5% return	1,000.00	1,020.70	+	4.55	1,000.00	1,021.82	+	3.42
Class P
Actual	1,000.00	1,049.65		4.62	1,000.00	1,030.29		3.44
Hypothetical 5% return	1,000.00	1,020.70	+	4.55	1,000.00	1,021.82	+	3.42

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class P Shares
International Tax-Managed Equity Fund	1.22%	1.97%	0.90%	N/A	0.97%	0.89%	0.89%
U.S. Tax-Managed Equity Fund	1.01	1.76	0.68	1.18%	0.76	0.67	0.67

55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

56

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Tax-Advantaged Equity Funds I — Tax Information (Unaudited)

For the fiscal year ended December 31, 2022, 100% of the dividends paid from net investment company taxable income by the U.S. Tax-Managed Equity Fund qualifies for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2022, the International Tax-Managed Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Tax-Managed Equity Fund from sources within foreign countries and possessions of the United States was $0.4333 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Tax-Managed Equity Fund during the year from foreign sources was 99.98%. The total amount of taxes paid by the International Tax-Managed Equity Fund to such countries was $0.0371 per share.

For the fiscal year ended December 31, 2022, 100% and 100% of the dividends paid from net investment company taxable income by the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Tax-Managed Equity Fund designates $444,433 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2022.

58

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund
∎	Defensive Equity Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

FinancialSquare FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 307100-OTU-1747572 TAXADVAR-23

Goldman Sachs Tax-Advantaged Equity Funds II

∎ INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎ U.S. EQUITY DIVIDEND AND PREMIUM

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds II

Market Review

During the 12 months ended December 31, 2022 (the “Reporting Period”), the U.S. and international equity markets recorded double-digit declines. The negative performance was driven by central bank monetary policy, including aggressive Federal Reserve (“Fed”) interest rate hikes to combat inflation, as well as by persistent recession worries, supply-chain disruptions, geopolitical tensions and elevated concerns around China’s zero-COVID policy.

U.S. Equities

Representing the U.S. equity market, the S&P 500® Index returned -18.11% during the Reporting Period. U.S. equities fell in each of the first three quarters of 2022 before breaking the streak of losses with a gain in the fourth quarter. Still, it was the worst calendar year for the S&P 500® Index since 2008, when it returned -37.00%, and it was the seventh-worst performance for an annual period since the S&P 500® Index’s inception.

In the first quarter of 2022, the S&P 500® Index declined, marking its first quarterly decline since the first quarter of 2020. Among the major economic and geopolitical developments were the dramatic repricing of the Fed’s interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures. The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggests higher interest rates; opposite of dovish.) COVID-19, and more specifically, the Omicron variant, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages. Tensions arising from geopolitical conflict, most dominantly Russia’s late-February invasion of Ukraine, also brought about concern, as commodity prices became volatile and the global supply chain came into question. Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

The S&P 500® Index fell more dramatically in the second quarter of 2022, as inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends. On the other hand, equity inflows, strength in stock buybacks, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds. In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date low represented the start of a recovery or a bear-market rally. This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500® Index to a new year-to-date low. Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.) At the end of the quarter, investors were looking ahead to the second quarter corporate earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

The S&P 500® Index declined again in the third quarter of 2022, marking its longest losing streak since 2008. Through the third calendar quarter, the S&P 500® Index had its third-worst performance since the 1950s. The noticeable tightening of financial conditions, guided by expectations for a more aggressive global interest rate hike cycle, was the major story for the quarter. The Fed increased its “raise and hold” messaging, and its hawkish policy received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate proof of cooling. Geopolitical tensions remained heightened due to the possible weaponization of energy flows, which, in turn, caused energy prices to stay relatively high. From an equities perspective, there appeared to be a great deal of concern that corporate earnings could be next in line to suffer given the combination of profit margin pressures, demand destruction, higher labor costs, slower economic activity and a stronger U.S. dollar eroding overseas sales.

In the fourth quarter of 2022, the S&P 500® Index solidly increased, attributable primarily to gains in October and November. Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. Positive inflation developments

1

MARKET REVIEW

further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most. Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market. Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector. On the geopolitical front, the most constructive takeaways came from China’s “zero-COVID” pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

For the Reporting Period overall, only two of the 11 sectors in the S&P 500® Index posted positive absolute returns. Energy was by far the best performing sector in the S&P 500® Index, as measured by total return, followed at some distance by utilities. The weakest performing sectors in the S&P 500® Index during the Reporting Period were information technology, consumer discretionary and communication services.

Within the U.S. equity market, all capitalization segments posted double-digit negative returns, with small-cap stocks, as measured by the Russell 2000® Index, the weakest, followed by large-cap stocks, as measured by the Russell 1000 Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International Equities

International equities struggled, but outperformed the U.S. equity market, during the Reporting Period. The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of -14.45%1.

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Fed, rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the quarter. Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario—particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength. Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues. European equities declined in line with other global market equities due to the ongoing geopolitical crisis and the region’s dependence on Russian oil and gas. Japanese equities similarly fell on concerns around rising interest rates and the spread of Omicron but outperformed other developed markets due to limited economic exposure to Russia and Ukraine.

International equities declined more significantly in the second quarter of 2022, with all major regions—Europe, Japan and Asia Pacific ex-Japan—performing roughly in line with each other. Inflationary pressures and concerns persisted throughout the quarter, and odds of a U.S. recession continued to grow. Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its restrictions, therefore mitigating the disruption. In Europe, the geopolitical crisis persisted with the ongoing war in Ukraine and potential gas shortages due to reduced supply from Russia. This was particularly concerning for countries with a high energy dependence, such as Italy, France, Spain and Germany. Japanese equities fell as the yen significantly weakened against the U.S. dollar.

During the third quarter of 2022, international equities continued to decline. As in the prior quarter, all major regions performed similarly, as markets continued to be volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes as the chances of a recession grew. European economies remained depressed by accelerating inflation, rising

1 All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

interest rates and strained supply chains. Europe also continued to battle with the energy crisis and subsequent mobile network blackouts during the quarter. The European Central Bank (“ECB”) raised interest rates in July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. The Bank of Japan revised its economic growth projections lower due to weakened global economies but left its monetary policy unchanged. The sharply widening differential between Japanese and U.S. interest rates during the quarter was a significant factor in the consistent weakening of the yen. Beyond the broader concerns of inflation, China’s “zero-COVID” policy continued to slow its economy and strain global supply chains.

International equities then rallied across the major regions in the fourth quarter of 2022 overall. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, investors began to focus on improving inflationary indicators across the globe, and increased confidence the Fed could pull off a soft economic landing allowed both U.S. and international equities to rally. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In Europe, equities also benefited from resilient third quarter 2022 corporate earnings reports as well as from optimism that the pace of interest rate increases could soon slow. In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of October, and Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low. Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term. But increasing indications that China was prepared to stray from some of its more restrictive COVID-19 procedures resulted in stronger Asia ex-Japan equities in November, even as fears of an economic slowdown within China persisted. In December, inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the Fed and the ECB to maintain their hawkish strategy. In Europe, economic activity showed signs of a rebound following the inflation peak in October. Thus, although Europe remained in a recession, optimism that the recession would not be as deep as initially feared grew during the last weeks of the calendar year. Also in December, China began to relax its “zero-COVID” policies in an ongoing effort to boost its economy through increased domestic spending and international travel. Investors responded positively to this news despite the near-term surge in COVID-19 cases in China caused by the re-opening.

For the Reporting Period overall, only one of the 11 sectors of the MSCI EAFE Index gained, namely energy. Financials, materials and health care posted negative absolute returns but outperformed the MSCI EAFE Index during the Reporting Period. Information technology was the weakest performer on the basis of total return during the Reporting Period, followed by consumer discretionary, real estate and industrials.

From a country perspective, Portugal was the only individual country constituent of the MSCI EAFE Index to post a positive, albeit modest, return during the Reporting Period. Hong Kong, Denmark, the U.K. and Australia posted negative absolute returns but significantly outperformed the MSCI EAFE Index during the Reporting Period. Sweden, the Netherlands, Israel, Austria and Ireland most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

FUND RESULT S

 Goldman Sachs International Equity Dividend and  Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Equity Solutions Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -10.29%, -10.99%, -9.99%, -10.09%, -9.99% and -9.97%, respectively. These returns compare to the -14.45% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned -16.25%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Stock selection bolstered the Fund’s relative performance during the Reporting Period. Specifically, the Fund’s bias toward stocks with higher dividend yields had a positive impact on its returns. On a sector level, stock selection in the industrials, financials and health care sectors added to relative returns. Stock selection in just one sector—real estate—detracted from performance during the Reporting Period.

The sale of call options on the MSCI EAFE Index added to the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.
Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. During the Reporting Period, the MSCI EAFE Index declined, and the Fund’s call writing added to performance.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 20.11% compared to the realized volatility of the MSCI EAFE Index of 18.38%. During the Reporting Period, the realized daily volatility of the Fund was 16.25% compared to the realized volatility of the MSCI EAFE Index of 16.40%.1

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 5.22% compared to 3.37% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

4

FUND RESULTS

income distributions. As of December 31, 2022, the Standardized 30-Day Subsidized Yield was 3.65% and the Standardized 30-Day Unsubsidized Yield was 3.33%.[2]

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its overweight positions versus the MSCI EAFE Index in British arms, security and aerospace company BAE Systems, Anglo-Australian mining company Rio Tinto and Switzerland-based Zurich Insurance Group. We chose to overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance?

A	Compared to the MSCI EAFE Index, the Fund was hampered by overweights in British house building company Persimmon and Danish shipping company A.P. Moller-Maersk as well as by an out-of-benchmark position in Evraz, a U.K.-headquartered steel manufacturing and mining company. The attractive dividend yield and/or risk metrics of these three stocks drove the Fund’s positioning.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

5

FUND BASICS

 International Equity Dividend and Premium Fund

    as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/22‡

Holding	% of Net Assets	Line of Business
Nestle SA	2.9%	Food Products
BHP Group Ltd.	2.4	Metals & Mining
ASML Holding NV	2.0	Semiconductors & Semiconductor Equipment
LVMH Moet Hennessy Louis Vuitton SE	1.9	Textiles, Apparel & Luxury Goods
Novartis AG	1.8	Pharmaceuticals
AP Moller - Maersk A/S	1.7	Marine
Rio Tinto PLC ADR	1.7	Metals & Mining
Bayerische Motoren Werke AG	1.7	Automobiles
Shell PLC	1.6	Oil, Gas & Consumable Fuels
Zurich Insurance Group AG	1.6	Insurance

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCA TION †

As	of December 31, 2022

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

  Performance Summary

    December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013, in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Dividend and Premium Fund’s 10 Year Performance

    Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

j

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-10.29%	-0.44%	2.38%	—
Including sales charges	-15.20%	-1.56%	1.80%	—

Class C
Excluding contingent deferred sales charges	-10.99%	-1.18%	1.60%	—
Including contingent deferred sales charges	-11.88%	-1.18%	1.60%	—

Institutional	-9.99%	-0.09%	2.75%	—

Investor	-10.09%	-0.20%	2.62%	—

Class R6 (Commenced April 30, 2018)	-9.99%	N/A	N/A	-0.12%

Class P (Commenced April 17, 2018)	-9.97%	N/A	N/A	-0.40%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND RESULTS

 Goldman Sachs U.S. Equity Dividend and

 Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Equity Solutions Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -14.84%, -15.48%, -14.53%, -14.60%, -14.53% and -14.59%, respectively. These returns compare to the -18.11% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg U.S. Aggregate Bond Index, the secondary benchmark, returned -13.01%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection contributed positively to the Fund’s relative returns. In particular, the Fund was helped by its bias toward stocks with higher dividend yields. On a sector level, investments in health care, industrials and communication services added to relative performance. The Fund was held back by stock selection in the consumer discretionary, information technology and real estate sectors.

The sale of call options on the S&P 500® Index added to the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.
Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. During the Reporting Period, the S&P 500® Index declined, and the Fund’s call writing added to performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.50% compared to the realized volatility of the S&P 500® Index of 19.88%. During the Reporting Period, the realized daily volatility of the Fund was 17.29% compared to the realized volatility of the S&P 500® Index of 19.34%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.35% compared to 1.76% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

8

FUND RESULTS

income distributions. As of December 31, 2022, the Standardized 30-Day Subsidized Yield was 1.64% and the Standardized 30-Day Unsubsidized Yield was 1.57%.[2]

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	The Fund benefited from its overweight positions versus the S&P 500® Index in aerospace and defense company Lockheed Martin; pharmaceutical firm Merck; and multinational oil and gas company Chevron. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its underweight positions in Devon Energy, an oil and gas exploration and production company; Berkshire Hathaway, a conglomerate holding company; and Pioneer Natural Resources, an independent petroleum, natural gas and natural gas liquids exploration and production company. The Fund was underweight all three stocks largely because of their unattractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

9

FUND BASICS

 U.S. Equity Dividend and Premium Fund

    as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/22 ±

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.9%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.6	Software
Alphabet, Inc.	3.0	Interactive Media & Services
Amazon.com, Inc.	2.4	Internet & Direct Marketing Retail
UnitedHealth Group, Inc.	1.8	Health Care Providers & Services
Exxon Mobil Corp.	1.6	Oil, Gas & Consumable Fuels
Johnson & Johnson	1.5	Pharmaceuticals
The Home Depot, Inc.	1.4	Specialty Retail
The Procter & Gamble Co.	1.3	Household Products
Berkshire Hathaway, Inc.	1.2	Diversified Financial Services

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION †

    As of December 31, 2022

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2022

The following graph shows the value as of December 31, 2022, of a $1,000,000 investment made on January 1, 2013, in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-14.84%	6.63%	9.62%	—
Including sales charges	-19.55%	5.42%	9.00%	—

Class C
Excluding contingent deferred sales charges	-15.48%	5.83%	8.80%	—
Including contingent deferred sales charges	-16.35%	5.83%	8.80%	—

Institutional	-14.53%	7.03%	10.05%	—

Investor	-14.60%	6.91%	9.91%	—

R6 (Commenced April 30, 2018)	-14.53%	N/A	N/A	7.92%

Class P (Commenced April 17, 2018)	-14.59%	N/A	N/A	7.36%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

11

FUND BASICS

  Index Definitions

The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses.

The Bloomberg Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

12

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 95.5%

Australia – 9.0%
2,509	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$48,229
52,370	ANZ Group Holdings Ltd. (Banks)	843,624
38,172	APA Group (Gas Utilities)	279,014
316,854	Aurizon Holdings Ltd. (Road & Rail)	802,730
107,938	BHP Group Ltd. (Metals & Mining)	3,343,589
36,463	Coles Group Ltd. (Food & Staples Retailing)	413,331
10,427	Commonwealth Bank of Australia (Banks)	724,205
729	CSL Ltd. (Biotechnology)	142,151
30,608	Fortescue Metals Group Ltd. (Metals & Mining)	427,813
177,918	Medibank Pvt. Ltd. (Insurance)	354,953
98,273	National Australia Bank Ltd. (Banks)	1,995,296
22,267	Origin Energy Ltd. (Electric Utilities)	116,544
416	Rio Tinto Ltd. (Metals & Mining)	32,833
9,879	Sonic Healthcare Ltd. (Health Care Providers & Services)	201,048
45,550	Transurban Group (Transportation Infrastructure)	400,742
34,759	Wesfarmers Ltd. (Multiline Retail)	1,084,039
57,763	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	1,398,916

		12,609,057

Belgium – 1.0%
7,066	KBC Group NV (Banks)	454,946
84,547	Proximus SADP (Diversified Telecommunication Services)	816,289
4,249	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts (REITs))	121,720

		1,392,955

Cayman Islands – 0.5%
50,600	Budweiser Brewing Co. APAC Ltd.(a) (Beverages)	158,175
90,400	ESR Group Ltd.(a) (Real Estate Management & Development)	188,985
77,600	Sands China Ltd.* (Hotels, Restaurants & Leisure)	254,546
2,866	Sea Ltd. ADR* (Entertainment)	149,118

		750,824

Denmark – 4.0%
534	AP Moller - Maersk A/S Class B (Marine)	1,195,414
552	AP Moller - Maersk A/S Class A (Marine)	1,216,530
7,374	Coloplast A/S Class B (Health Care Equipment & Supplies)	863,883

Shares	Description	Value

Common Stocks (continued)

Denmark (continued)
1	Danske Bank A/S (Banks)	$20
15,498	Novo Nordisk A/S Class B (Pharmaceuticals)	2,104,870
9,064	Vestas Wind Systems A/S (Electrical Equipment)	264,403

		5,645,120

Finland – 3.1%
6,335	Fortum Oyj (Electric Utilities)	105,503
16,216	Kesko Oyj Class B (Food & Staples Retailing)	358,312
7,102	Kone Oyj Class B (Machinery)	367,683
172,766	Nordea Bank Abp (Banks)	1,850,661
4,538	Orion Oyj Class B (Pharmaceuticals)	248,787
23,401	Sampo Oyj Class A (Insurance)	1,222,221
3	Stora Enso Oyj Class R (Paper & Forest Products)	42
6,573	UPM-Kymmene Oyj (Paper & Forest Products)	245,971
2	Valmet Oyj (Machinery)	54

		4,399,234

France –10.7%
801	Air Liquide SA (Chemicals)	113,690
8,762	Amundi SA(a) (Capital Markets)	496,884
11,571	AXA SA (Insurance)	322,316
31,098	BNP Paribas SA (Banks)	1,770,693
21,873	Bouygues SA (Construction & Engineering)	656,010
1,553	Capgemini SE (IT Services)	259,624
159,227	Credit Agricole SA (Banks)	1,674,963
14,453	Danone SA (Food Products)	761,755
3,705	Dassault Systemes SE (Software)	133,231
1,153	Edenred (IT Services)	62,752
2,938	Electricite de France SA (Electric Utilities)	37,719
531	EssilorLuxottica SA (Health Care Equipment & Supplies)	96,075
120	Hermes International (Textiles, Apparel & Luxury Goods)	185,742
974	Kering SA (Textiles, Apparel & Luxury Goods)	495,695
1,669	L’Oreal SA (Personal Products)	597,665
3,617	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,632,063
4,048	Orange SA (Diversified Telecommunication Services)	40,165
3,671	Pernod Ricard SA (Beverages)	722,168
345	Safran SA (Aerospace & Defense)	43,213
12,911	Sanofi (Pharmaceuticals)	1,244,963
548	Sartorius Stedim Biotech (Life Sciences Tools & Services)	178,082

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INTERNAT IONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks (continued)

France (continued)
1,743	Schneider Electric SE (Electrical Equipment)	$244,777
22,893	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,437,065
8,158	Vinci SA (Construction & Engineering)	813,246
1	Vivendi SE (Media)	10

		15,020,566

Germany – 7.1%
1,665	Allianz SE (Insurance)	355,573
28,758	BASF SE (Chemicals)	1,416,003
7,180	Bayer AG (Pharmaceuticals)	369,555
10,054	Bayerische Motoren Werke AG (Automobiles)	890,131
4,413	Bechtle AG (IT Services)	155,991
2,013	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	253,022
6,992	Delivery Hero SE*(a) (Internet & Direct Marketing Retail)	335,544
11,048	Deutsche Post AG (Air Freight & Logistics)	413,489
101	HelloFresh SE* (Food & Staples Retailing)	2,204
783	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	23,797
581	LEG Immobilien SE (Real Estate Management & Development)	37,892
25,876	Mercedes-Benz Group AG (Automobiles)	1,692,158
2	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Insurance)	647
1,426	Nemetschek SE (Software)	72,906
12,630	SAP SE (Software)	1,303,930
10,231	Siemens AG (Industrial Conglomerates)	1,410,356
4,920	Siemens Healthineers AG(a) (Health Care Equipment & Supplies)	245,417
337,545	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	829,015
9,614	Vonovia SE (Real Estate Management & Development)	226,472

		10,034,102

Hong Kong – 2.4%
83,400	AIA Group Ltd. (Insurance)	921,018
28,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	184,090
28,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	54,544

Shares	Description	Value

Common Stocks (continued)

Hong Kong (continued)
98	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	$93
14,596	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	627,193
300	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	15,261
185,084	Link REIT (Equity Real Estate Investment Trusts (REITs))	1,354,322
25,467	Sino Land Co. Ltd. (Real Estate Management & Development)	31,765
500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	6,830
400	Swire Properties Ltd. (Real Estate Management & Development)	1,013
16,500	Techtronic Industries Co. Ltd. (Machinery)	183,263

		3,379,392

Ireland – 0.7%
24,567	CRH PLC (Construction Materials)	977,033

Israel – 0.6%
436	CyberArk Software Ltd.* (Software)	56,527
82,362	ICL Group Ltd. Class G (Chemicals)	595,103
3,205	Teva Pharmaceutical Industries Ltd. ADR* (Pharmaceuticals)	29,230
1,395	Wix.com Ltd.*(b) (IT Services)	107,178
2,585	ZIM Integrated Shipping Services Ltd.(c) (Marine)	44,436

		832,474

Italy – 1.7%
274	Amplifon SpA (Health Care
	Providers & Services)	8,182
1,438	DiaSorin SpA (Health Care
	Equipment & Supplies)	201,213
220,223	Enel SpA (Electric Utilities)	1,184,390
20,152	Eni SpA (Oil, Gas & Consumable
	Fuels)	286,551
62,695	Mediobanca Banca di Credito
	Finanziario SpA (Banks)	602,440
2,098	Moncler SpA (Textiles, Apparel &
	Luxury Goods)	111,481

		2,394,257

Japan – 21.2%
1,200	Advantest Corp. (Semiconductors &
	Semiconductor Equipment)	76,858
14,500	AGC, Inc. (Building Products)	481,193
1,600	Asahi Group Holdings Ltd.
	(Beverages)	49,804
16,600	Asahi Kasei Corp. (Chemicals)	118,168
7,100	Astellas Pharma, Inc.
	(Pharmaceuticals)	107,960

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNAT IONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)
Japan (continued)
22,600	Bridgestone Corp. (Auto Components)	$800,200
17,800	Canon, Inc. (Technology Hardware, Storage & Peripherals)	385,264
11,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	295,878
1,500	Dai-ichi Life Holdings, Inc. (Insurance)	33,875
16,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	537,518
600	Daikin Industries Ltd. (Building Products)	91,028
1,000	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	102,383
178,500	Daiwa Securities Group, Inc. (Capital Markets)	788,756
4,400	Denso Corp. (Auto Components)	215,775
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	427,531
4,800	Eisai Co. Ltd. (Pharmaceuticals)	316,570
4,000	FANUC Corp. (Machinery)	598,586
200	Fast Retailing Co. Ltd. (Specialty Retail)	121,707
2,600	Fuji Electric Co. Ltd. (Electrical Equipment)	98,122
700	GMO Payment Gateway, Inc. (IT Services)	57,889
1,300	Hikari Tsushin, Inc. (Specialty Retail)	182,980
1,916	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	240,307
6,500	Hitachi Construction Machinery Co. Ltd. (Machinery)	144,862
1,400	Hitachi Ltd. (Industrial Conglomerates)	70,443
3,100	Hoya Corp. (Health Care Equipment & Supplies)	296,913
6,800	Iida Group Holdings Co. Ltd. (Household Durables)	103,245
7,700	Isuzu Motors Ltd. (Automobiles)	89,265
39,600	ITOCHU Corp. (Trading Companies & Distributors)	1,242,361
2,000	Japan Exchange Group, Inc. (Capital Markets)	28,826
16,700	Japan Post Insurance Co. Ltd. (Insurance)	293,705
20,500	Japan Tobacco, Inc. (Tobacco)	413,284
15,700	JFE Holdings, Inc. (Metals & Mining)	182,175
6,400	JSR Corp. (Chemicals)	125,320
12,400	Kajima Corp. (Construction & Engineering)	144,303

Shares	Description	Value

Common Stocks (continued)
Japan (continued)
9,300	Kakaku.com, Inc. (Interactive Media & Services)	$149,225
1,700	Kao Corp. (Personal Products)	67,491
600	Keyence Corp. (Electronic Equipment, Instruments & Components)	232,947
900	Kikkoman Corp. (Food Products)	47,373
32,500	Kirin Holdings Co. Ltd. (Beverages)	495,346
12,500	Komatsu Ltd. (Machinery)	270,176
2,100	Kose Corp. (Personal Products)	228,172
30,600	Lixil Corp. (Building Products)	461,329
9,700	M3, Inc. (Health Care Technology)	263,484
2,100	Makita Corp. (Machinery)	48,920
52,200	Marubeni Corp. (Trading Companies & Distributors)	598,000
17,300	Mitsubishi Corp. (Trading Companies & Distributors)	561,641
5,500	Mitsubishi Electric Corp. (Electrical Equipment)	54,499
49,600	Mitsubishi HC Capital, Inc. (Diversified Financial Services)	243,960
162,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,089,587
12,100	Mitsui & Co. Ltd. (Trading Companies & Distributors)	352,421
7,100	Mitsui OSK Lines Ltd. (Marine)	177,414
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	437,987
6,900	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	340,275
400	Nidec Corp. (Electrical Equipment)	20,584
10,400	Nihon M&A Center Holdings, Inc. (Professional Services)	127,969
13,100	Nintendo Co. Ltd. (Entertainment)	550,810
1,100	Nippon Express Holdings, Inc. (Air Freight & Logistics)	62,820
1,000	Nippon Paint Holdings Co. Ltd. (Chemicals)	7,854
19	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	44,547
1	Nippon Steel Corp. (Metals & Mining)	17
7,000	Nippon Yusen KK (Marine)	165,064
3,400	Nisshin Seifun Group, Inc. (Food Products)	42,731
4,000	Nitto Denko Corp. (Chemicals)	230,379
10,000	Nomura Research Institute Ltd. (IT Services)	237,739
1,100	Obic Co. Ltd. (IT Services)	161,490
300	Odakyu Electric Railway Co. Ltd. (Road & Rail)	3,885
5,100	Olympus Corp. (Health Care Equipment & Supplies)	89,952

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks (continued)
Japan (continued)
5,400	Otsuka Corp. (IT Services)	$170,210
34,400	Panasonic Holdings Corp. (Household Durables)	287,894
14,300	Recruit Holdings Co. Ltd. (Professional Services)	447,618
66,300	Resona Holdings, Inc. (Banks)	364,147
13,900	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	202,232
2,400	Sekisui House Ltd. (Household Durables)	42,550
3,700	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	104,747
3,900	Shin-Etsu Chemical Co. Ltd. (Chemicals)	476,237
300	Shiseido Co. Ltd. (Personal Products)	14,704
165,300	SoftBank Corp. (Wireless Telecommunication Services)	1,870,149
1,200	SoftBank Group Corp. (Wireless Telecommunication Services)	50,752
900	Sompo Holdings, Inc. (Insurance)	39,819
7,500	Sony Group Corp. (Household Durables)	571,662
11,800	Sumitomo Corp. (Trading Companies & Distributors)	196,152
5,700	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	200,291
46,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,874,830
300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	10,469
2,700	Sysmex Corp. (Health Care Equipment & Supplies)	163,001
38,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,193,623
3,000	TDK Corp. (Electronic Equipment, Instruments & Components)	97,601
4,800	Tokio Marine Holdings, Inc. (Insurance)	102,539
3,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,116,549
300	Tokyo Gas Co. Ltd. (Gas Utilities)	5,874
3,900	TOTO Ltd. (Building Products)	132,286
131,000	Toyota Motor Corp. (Automobiles)	1,787,173
2,500	Toyota Tsusho Corp. (Trading Companies & Distributors)	91,961
40,500	USS Co. Ltd. (Specialty Retail)	642,616
4,700	West Japan Railway Co. (Road & Rail)	204,071
100	Yamaha Corp. (Leisure Products)	3,711
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	3,169
900	Yaskawa Electric Corp. (Machinery)	28,715

Shares	Description	Value

Common Stocks (continued)
Japan (continued)
3,900	ZOZO, Inc. (Internet & Direct Marketing Retail)	$96,313

		29,722,807

Luxembourg – 0.1%
4,371	Tenaris SA (Energy Equipment & Services)	76,657

Netherlands – 3.6%
466	Adyen NV*(a) (IT Services)	646,924
3,522	Airbus SE (Aerospace & Defense)	418,774
1	Akzo Nobel NV (Chemicals)	67
414	Argenx SE* (Biotechnology)	155,418
600	ASM International NV (Semiconductors & Semiconductor Equipment)	152,241
5,084	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,772,059
2,913	Davide Campari-Milano NV (Beverages)	29,574
42	Heineken NV (Beverages)	3,956
1,298	Just Eat Takeaway.com NV*(a) (Internet & Direct Marketing Retail)	27,627
4,249	NN Group NV (Insurance)	173,751
7,383	Prosus NV* (Internet & Direct Marketing Retail)	509,747
1,214	Randstad NV (Professional Services)	74,178
4,247	Universal Music Group NV (Entertainment)	102,704

		5,067,020

New Zealand – 1.3%
16,592	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	237,400
72,715	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	241,864
382,733	Spark New Zealand Ltd. (Diversified Telecommunication Services)	1,310,389

		1,789,653

Norway – 1.0%
8,910	Aker BP ASA (Oil, Gas & Consumable Fuels)	276,948
12,697	DNB Bank ASA (Banks)	250,767
58	Gjensidige Forsikring ASA (Insurance)	1,138
18,512	Norsk Hydro ASA (Metals & Mining)	138,328
27,368	Telenor ASA (Diversified Telecommunication Services)	255,699

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)
Norway (continued)
11,034	Yara International ASA (Chemicals)	$484,580

		1,407,460

Portugal – 0.3%
14,663	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	197,813
9,319	Jeronimo Martins SGPS SA (Food & Staples Retailing)	201,621

		399,434

Singapore – 1.3%
1,500	City Developments Ltd. (Real Estate Management & Development)	9,221
36,746	DBS Group Holdings Ltd. (Banks)	930,100
5,200	Keppel Corp. Ltd. (Industrial Conglomerates)	28,201
17,600	Singapore Exchange Ltd. (Capital Markets)	117,689
208,400	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	521,482
121,600	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	233,143

		1,839,836

Spain – 2.7%
205	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	5,866
169	Amadeus IT Group SA* (IT Services)	8,767
65,098	Enagas SA (Gas Utilities)	1,082,482
83,526	Endesa SA (Electric Utilities)	1,574,175
24,560	Ferrovial SA (Construction & Engineering)	643,048
11,487	Industria de Diseno Textil SA (Specialty Retail)	305,107
47,120	Telefonica SA (Diversified Telecommunication Services)	170,579

		3,790,024

Sweden – 1.5%
17,280	Atlas Copco AB Class A (Machinery)	204,740
45,108	Atlas Copco AB Class B (Machinery)	481,287
15,569	Electrolux AB Class B (Household Durables)	210,351
2	Embracer Group AB* (Entertainment)	9
14,202	EQT AB (Capital Markets)	301,725
43,039	Nibe Industrier AB Class B (Building Products)	401,716

Shares	Description	Value

Common Stocks (continued)
Sweden (continued)
2,714	Orron Energy AB (Independent Power and Renewable Electricity Producers)	$5,866
1,984	Skandinaviska Enskilda Banken AB Class A (Banks)	22,842
1	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	6
160,198	Telia Co. AB (Diversified Telecommunication Services)	409,349
4,781	Volvo AB Class B (Machinery)	86,362

		2,124,253

Switzerland – 11.0%
4,196	Adecco Group AG (Professional Services)	138,027
2,242	Bachem Holding AG (Life Sciences Tools & Services)	194,539
501	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	64,960
25,578	Coca-Cola HBC AG* (Beverages)	604,633
861	Geberit AG (Building Products)	406,461
33	Givaudan SA (Chemicals)	101,076
12,034	Holcim Ltd.* (Construction Materials)	622,919
34,798	Nestle SA (Food Products)	4,019,494
27,361	Novartis AG (Pharmaceuticals)	2,476,100
672	Partners Group Holding AG (Capital Markets)	595,045
5,448	Roche Holding AG (Pharmaceuticals)	1,711,965
198	SGS SA (Professional Services)	461,209
5,513	SIG Group AG* (Containers & Packaging)	120,466
464	Sika AG (Chemicals)	111,547
918	Sonova Holding AG (Health Care Equipment & Supplies)	218,024
3,062	Straumann Holding AG (Health Care Equipment & Supplies)	351,123
6,580	Swiss Re AG (Insurance)	615,239
1,211	VAT Group AG*(a) (Machinery)	332,440
4,695	Zurich Insurance Group AG (Insurance)	2,244,572

		15,389,839

United Kingdom – 14.7%
997	Anglo American PLC (Metals & Mining)	39,042
1,429	Ashtead Group PLC (Trading Companies & Distributors)	81,174
17,478	AstraZeneca PLC ADR (Pharmaceuticals)	1,185,008
222,844	Aviva PLC (Insurance)	1,182,108

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNAT IONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks (continued)
United Kingdom (continued)
69,100	BAE Systems PLC (Aerospace & Defense)	$713,693
35,012	Barclays PLC (Banks)	66,621
8,476	BP PLC ADR (Oil, Gas & Consumable Fuels)	296,067
18,061	British American Tobacco PLC (Tobacco)	714,460
4,115	Coca-Cola Europacific Partners PLC (Beverages)	227,642
13,945	Diageo PLC (Beverages)	610,399
74,513	Evraz PLC*(d) (Metals & Mining)	—
7,315	Experian PLC (Professional Services)	247,747
39,658	GSK PLC ADR (Pharmaceuticals)	1,393,582
240,798	HSBC Holdings PLC (Banks)	1,492,354
21,602	Imperial Brands PLC (Tobacco)	538,130
327,436	M&G PLC (Diversified Financial Services)	740,417
43,746	National Grid PLC (Multi-Utilities)	524,049
55,810	Persimmon PLC (Household Durables)	818,321
43,583	Phoenix Group Holdings PLC (Insurance)	319,266
1,916	Reckitt Benckiser Group PLC (Household Products)	132,810
17,073	RELX PLC (Professional Services)	472,035
3,482	Rio Tinto PLC (Metals & Mining)	245,077
33,779	Rio Tinto PLC ADR (Metals & Mining)	2,405,065
20	Rolls-Royce Holdings PLC* (Aerospace & Defense)	22
21,186	Segro PLC (Equity Real Estate Investment Trusts (REITs))	195,171
82,070	Shell PLC (Oil, Gas & Consumable Fuels)	2,314,365
43,499	SSE PLC (Electric Utilities)	894,641
9,344	St. James’s Place PLC (Capital Markets)	123,092
14,900	Unilever PLC (Personal Products)	747,633
24,480	Unilever PLC ADR (Personal Products)	1,232,568
75,372	Vodafone Group PLC ADR (Wireless Telecommunication Services)	762,765

		20,715,324

TOTAL COMMON STOCKS
(Cost $127,172,291)		$139,757,321

Shares	Dividend Rate	Value

Preferred Stocks – 1.4%
Germany – 1.4%
Bayerische Motoren Werke AG (Automobiles)
17,427	0.000%	$1,470,685
Sartorius AG (Life Sciences Tools & Services)
1,081	0.000	426,861

TOTAL PREFERRED STOCKS
(Cost $1,602,181)		$1,897,546

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 0.0%
Securities Lending Reinvestment Vehicle – 0.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
44,400	4.159%	$44,400
(Cost $44,400)

TOTAL INVESTMENTS – 100.9%
(Cost $128,818,872)		$141,699,267

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(1,252,992)

NET ASSETS – 100.0%		$140,446,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	All or a portion of security is on loan.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

SECTOR ALLOCATION AS OF DECEMBER 31, 2022

Sector	% of Total Market Value

Financials	20.2%

Industrials	14.4

Health Care	12.7

Consumer Discretionary	11.8

Consumer Staples	9.3

Materials	9.0

Information Technology	7.0

Communication Services	5.4

Energy	4.3

Utilities	4.3

Real Estate	1.6

100.0%

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNAT IONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 50 Index	29	03/17/23	$1,174,979	$(61,507)
FTSE 100 Index	5	03/17/23	451,301	(1,579)
Hang Seng Index	1	01/30/23	127,571	(352)
MSCI Singapore Index	2	01/30/23	43,385	108
SPI 200 Index	2	03/16/23	238,025	(7,050)
Topix Index	4	03/09/23	576,501	(22,564)
TOTAL FUTURES CONTRACTS				$(92,944)

WRITTEN OPTIONS CONTRACTS—At December 31, 2022, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Nikkei 225 Index	$28,000.00	03/10/2023	(62)	$(173,600,000)	$(85,035)	$ (410,568)	$325,533
Euro Stoxx 50 Index	3,900.00	03/17/2023	(723)	(281,970,000)	(628,435)	(756,858)	128,423
FTSE 100 Index	7,500.00	03/17/2023	(102)	(76,500,000)	(204,083)	(176,423)	(27,660)
TOTAL			(887)	$ (70,250)	$(917,553)	$(1,343,849)	$426,296

Investment Abbreviations:
ADR —American Depositary Receipt
AGC —Assured Guaranty Corp.
PLC —Public Limited Company
REIT —Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.            19

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 1.8%
622	Axon Enterprise, Inc.*	$103,209
849	HEICO Corp.	130,440
5,917	HEICO Corp. Class A	709,152
26,897	Hexcel Corp.	1,582,888
35,134	Lockheed Martin Corp.	17,092,340
178,830	Raytheon Technologies Corp.	18,047,524
48,300	The Boeing Co.*	9,200,667

		46,866,220

Air Freight & Logistics – 0.8%
116,398	United Parcel Service, Inc. Class B	20,234,628

Auto Components – 0.1%
12,500	Lear Corp.	1,550,250

Automobiles – 1.3%
665,200	Ford Motor Co.	7,736,276
223,233	Tesla, Inc.*	27,497,841

		35,234,117

Banks – 4.1%
441,079	Bank of America Corp.	14,608,536
4,600	Cullen/Frost Bankers, Inc.	615,020
7,300	First Hawaiian, Inc.	190,092
127,200	FNB Corp.	1,659,960
462,900	Huntington Bancshares, Inc.	6,526,890
217,329	JPMorgan Chase & Co.(a)	29,143,819
77,300	The PNC Financial Services Group, Inc.	12,208,762
406,500	Truist Financial Corp.	17,491,695
242,400	U.S. Bancorp	10,571,064
391,000	Umpqua Holdings Corp.	6,979,350
8,800	Webster Financial Corp.	416,592
202,600	Wells Fargo & Co.	8,365,354

		108,777,134

Beverages – 1.9%
118,282	PepsiCo, Inc.	21,368,826
448,500	The Coca-Cola Co.	28,529,085

		49,897,911

Biotechnology – 2.5%
177,986	AbbVie, Inc.	28,764,317
1,200	Alnylam Pharmaceuticals, Inc.*	285,180
57,402	Amgen, Inc.	15,076,061
2,465	BioMarin Pharmaceutical, Inc.*	255,103
10,307	Exact Sciences Corp.*	510,300
233,594	Gilead Sciences, Inc.	20,054,045
2,541	Ionis Pharmaceuticals, Inc.*	95,974
3,600	Mirati Therapeutics, Inc.*	163,116
3,342	Natera, Inc.*	134,248
1,497	Novavax, Inc.*(b)	15,389
5,374	Sarepta Therapeutics, Inc.*	696,363
5,655	Seagen, Inc.*	726,724

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
2,200	Ultragenyx Pharmaceutical, Inc.*	$101,926
600	United Therapeutics Corp.*	166,854

		67,045,600

Building Products – 0.3%
3,200	Advanced Drainage Systems, Inc.	262,304
30	Carlisle Cos., Inc.	7,070
121,600	Johnson Controls International PLC	7,782,400
900	Lennox International, Inc.	215,307

		8,267,081

Capital Markets – 3.2%
125,600	Ares Management Corp. Class A	8,596,064
19,500	BlackRock, Inc.	13,818,285
307,800	Franklin Resources, Inc.	8,119,764
296,700	Janus Henderson Group PLC	6,978,384
46,200	Jefferies Financial Group, Inc.	1,583,736
1,138	LPL Financial Holdings, Inc.	246,001
317,064	Morgan Stanley	26,956,781
4,125	Robinhood Markets, Inc. Class A*	33,578
22,200	S&P Global, Inc.	7,435,668
23,400	The Carlyle Group, Inc.	698,256
117,700	The Charles Schwab Corp.	9,799,702
52,100	Virtu Financial, Inc. Class A	1,063,361

		85,329,580

Chemicals – 1.8%
27,726	Air Products & Chemicals, Inc.	8,546,817
8,341	Ashland, Inc.	896,908
159,303	Dow, Inc.	8,027,278
69,000	Eastman Chemical Co.	5,619,360
21,220	Element Solutions, Inc.	385,992
160,101	Huntsman Corp.	4,399,575
37,491	Linde PLC	12,228,814
80,900	LyondellBasell Industries NV Class A	6,717,127

		46,821,871

Commerical Services & Supplies – 0.0%
2,674	Tetra Tech, Inc.	388,238
1,675	Waste Connections, Inc.	222,038

		610,276

Communications Equipment – 1.1%
486,948	Cisco Systems, Inc.	23,198,203
191,100	Juniper Networks, Inc.	6,107,556

		29,305,759

Construction & Engineering – 0.1%
50,500	MDU Resources Group, Inc.	1,532,170

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Construction & Engineering – (continued)
1,200	Valmont Industries, Inc.	$ 396,804
5,200	WillScot Mobile Mini Holdings Corp.*	234,884

		2,163,858

Consumer Finance – 0.3%
48,636	American Express Co.	7,185,969
5,600	OneMain Holdings, Inc.	186,536
17,600	SLM Corp.	292,160

		7,664,665

Containers & Packaging – 1.0%
479,700	Amcor PLC	5,713,227
241,799	International Paper Co.	8,373,499
68,000	Packaging Corp. of America	8,697,880
47,800	Sonoco Products Co.	2,901,938

		25,686,544

Diversified Consumer Services – 0.1%
21,174	ADT, Inc.	192,048
24,800	H&R Block, Inc.	905,448
11,183	Mister Car Wash, Inc.*	103,219
6,100	Service Corp. International	421,754

		1,622,469

Diversified Financial Services – 1.6%
55,900	Apollo Global Management, Inc.	3,565,861
105,414	Berkshire Hathaway, Inc. Class B*	32,562,385
195,100	Equitable Holdings, Inc.	5,599,370

		41,727,616

Diversified Telecommunication Services – 1.7%
1,133,928	AT&T, Inc.	20,875,614
594,102	Verizon Communications,
	Inc.(a)	23,407,619

		44,283,233

Electric Utilities – 2.3%
2,100	Avangrid, Inc.	90,258
260,800	Duke Energy Corp.	26,859,792
242,000	OGE Energy Corp.	9,571,100
357,001	The Southern Co.	25,493,442

		62,014,592

Electrical Equipment – 0.7%
8,980	ChargePoint Holdings, Inc.*(b)	85,579
43,162	Eaton Corp. PLC	6,774,276
84,662	Emerson Electric Co.	8,132,632
9,222	Hubbell, Inc.	2,164,219
16,930	Plug Power, Inc.*(b)	209,424
22,103	Sunrun, Inc.*	530,914

		17,897,044

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.4%
55,700	Avnet, Inc.	$ 2,316,006
97,430	National Instruments Corp.	3,595,167
44,664	TE Connectivity Ltd.	5,127,427

		11,038,600

Energy Equipment & Services – 0.0%
63,200	NOV, Inc.	1,320,248

Entertainment* – 0.8%
37,917	Netflix, Inc.	11,180,965
16,028	ROBLOX Corp. Class A	456,157
6,080	Roku, Inc.	247,456
101,599	The Walt Disney Co.	8,826,921

		20,711,499

Equity Real Estate Investment Trusts (REITs) – 2.5%
191,691	American Homes 4 Rent Class A	5,777,567
14,200	Americold Realty Trust, Inc.	402,002
34,900	Apartment Income REIT Corp.	1,197,419
59,987	Camden Property Trust	6,711,346
43,400	Crown Castle, Inc.	5,886,776
17,100	CubeSmart	688,275
15,200	Equinix, Inc.	9,956,456
21,900	Gaming & Leisure Properties, Inc.	1,140,771
6,800	Healthcare Realty Trust, Inc.	131,036
72,100	Invitation Homes, Inc.	2,137,044
3,400	Life Storage, Inc.	334,900
8,300	National Retail Properties, Inc.	379,808
5	Omega Healthcare Investors, Inc.	140
80,700	Prologis, Inc.	9,097,311
22,600	Public Storage	6,332,294
3,100	Rayonier, Inc.	102,176
1	Realty Income Corp.	63
82,100	Rexford Industrial Realty, Inc.	4,485,944
36,100	SBA Communications Corp.	10,119,191
6,400	Spirit Realty Capital, Inc.	255,552
17,200	STORE Capital Corp.	551,432
1,193	Sun Communities, Inc.	170,599

		65,858,102

Food & Staples Retailing – 1.5%
35,161	Costco Wholesale Corp.	16,050,996
285,600	Walgreens Boots Alliance, Inc.	10,670,016
99,045	Walmart, Inc.	14,043,591

		40,764,603

Food Products – 0.7%
1,003	Bunge Ltd.	100,069
158,500	Conagra Brands, Inc.	6,133,950
78,000	Flowers Foods, Inc.	2,241,720
259,100	The Kraft Heinz Co.	10,547,961

		19,023,700

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Gas Utilities – 0.0%
3,895	National Fuel Gas Co.	$ 246,554

Health Care Equipment & Supplies – 2.9%
176,106	Abbott Laboratories	19,334,678
56,046	Dexcom, Inc.*	6,346,649
10,000	Insulet Corp.*	2,943,900
42,602	Intuitive Surgical, Inc.*	11,304,441
309,453	Medtronic PLC	24,050,687
10,738	Novocure Ltd.*	787,632
4,341	Penumbra, Inc.*	965,699
47,640	Stryker Corp.	11,647,503
4,980	Tandem Diabetes Care, Inc.*	223,851

		77,605,040

Health Care Providers & Services – 3.2%
14,631	Acadia Healthcare Co., Inc.*	1,204,424
27,624	agilon health, Inc.*	445,851
36,784	Cigna Corp.	12,188,010
107,578	CVS Health Corp.	10,025,194
22,500	Elevance Health, Inc.	11,541,825
9,428	Guardant Health, Inc.*	256,442
41,323	Oak Street Health, Inc.*	888,858
44,733	Signify Health, Inc. Class A*	1,282,048
89,436	UnitedHealth Group, Inc.	47,417,178

		85,249,830

Health Care Technology* – 0.0%
1,533	Certara, Inc.	24,635
2,609	Definitive Healthcare Corp.	28,673
5,824	Teladoc Health, Inc.	137,738
2,086	Veeva Systems, Inc. Class A	336,639

		527,685

Hotels, Restaurants & Leisure – 1.9%
11,300	Airbnb, Inc. Class A*	966,150
40,971	Aramark	1,693,741
3,230	Booking Holdings, Inc.*	6,509,354
18,300	DraftKings, Inc. Class A*	208,437
22,319	Hyatt Hotels Corp. Class A*	2,018,754
2,700	Marriott Vacations Worldwide Corp.	363,393
80,700	McDonald’s Corp.	21,266,871
11,765	Planet Fitness, Inc. Class A*	927,082
6,000	Six Flags Entertainment Corp.*	139,500
154,496	Starbucks Corp.	15,326,003
22,300	Travel + Leisure Co.	811,720
700	Vail Resorts, Inc.	166,845

		50,397,850

Household Durables – 0.4%
89,000	Leggett & Platt, Inc.	2,868,470
20,827	Lennar Corp. Class B	1,557,443
48,800	Whirlpool Corp.	6,903,248

		11,329,161

Shares	Description	Value

Common Stocks – (continued)
Household Products – 1.8%
84,098	Kimberly-Clark Corp.	$ 11,416,303
14,500	Reynolds Consumer Products, Inc.	434,710
236,198	The Procter & Gamble Co.	35,798,169

		47,649,182

Independent Power and Renewable Electricity Producers – 0.0%
11,262	Brookfield Renewable Corp. Class A	310,156
42,467	Vistra Corp.	985,234

		1,295,390

Industrial Conglomerates – 0.9%
104,568	3M Co.	12,539,795
55,300	Honeywell International, Inc.	11,850,790

		24,390,585

Insurance – 2.0%
10,300	American Financial Group, Inc.	1,413,984
700	Assured Guaranty Ltd.	43,582
11,400	Axis Capital Holdings Ltd.	617,538
32,300	CNA Financial Corp.	1,365,644
5,100	Erie Indemnity Co. Class A	1,268,472
210,100	Fidelity National Financial, Inc.	7,903,962
42,600	First American Financial Corp.	2,229,684
1,200	Kemper Corp.	59,040
532,806	Old Republic International Corp.	12,867,265
224,100	Prudential Financial, Inc.	22,288,986
8,900	Reinsurance Group of America, Inc.	1,264,601
3,300	The Hanover Insurance Group, Inc.	445,929
52,800	Unum Group	2,166,384

		53,935,071

Interactive Media & Services* – 3.8%
249,320	Alphabet, Inc. Class C	22,122,164
644,253	Alphabet, Inc. Class A	56,842,442
1	Match Group, Inc.	41
184,523	Meta Platforms, Inc. Class A	22,205,498
5,900	Pinterest, Inc. Class A	143,252
55,900	Snap, Inc. Class A	500,305
4,000	ZoomInfo Technologies, Inc.	120,440

		101,934,142

Internet & Direct Marketing Retail* – 2.4%
748,368	Amazon.com, Inc.	62,862,912
4,200	Chewy, Inc. Class A	155,736
1,400	DoorDash, Inc. Class A	68,348
1,118	MercadoLibre, Inc.	946,096

		64,033,092

IT Services – 4.9%
58,239	Accenture PLC Class A	15,540,495

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
17,776	Affirm Holdings, Inc.*(b)	$171,894
15,800	Amdocs Ltd.	1,436,220
42,985	Automatic Data Processing, Inc.	10,267,397
10,947	Block, Inc.*	687,910
31,700	Cloudflare, Inc. Class A*	1,433,157
68,500	Fidelity National Information Services, Inc.	4,647,725
179,101	International Business Machines Corp.	25,233,540
3	Kyndryl Holdings, Inc.*	33
47,027	Mastercard, Inc. Class A	16,352,699
5,588	MongoDB, Inc.*	1,099,942
11,826	Okta, Inc.*	808,071
72,300	Paychex, Inc.	8,354,988
84,961	PayPal Holdings, Inc.*	6,050,922
14,600	Snowflake, Inc. Class A*	2,095,684
628,699	The Western Union Co.	8,657,185
14,800	Twilio, Inc. Class A*	724,608
131,041	Visa, Inc. Class A	27,225,078

		130,787,548

Leisure Products – 0.0%
11,100	Brunswick Corp.	800,088

Life Sciences Tools & Services – 1.8%
15,252	10X Genomics, Inc. Class A*	555,783
7,981	Azenta, Inc.	464,654
8,900	Bruker Corp.	608,315
68,725	Danaher Corp.	18,240,989
4,700	Maravai LifeSciences Holdings, Inc. Class A*	67,257
21,400	Repligen Corp.*	3,623,234
43,310	Thermo Fisher Scientific, Inc.	23,850,384

		47,410,616

Machinery – 1.1%
52,805	Caterpillar, Inc.	12,649,966
4,300	Donaldson Co., Inc.	253,141
10,600	Flowserve Corp.	325,208
6,100	Graco, Inc.	410,286
62,550	Illinois Tool Works, Inc.	13,779,765
5,500	Lincoln Electric Holdings, Inc.	794,695
4,400	The Timken Co.	310,948
5,600	The Toro Co.	633,920

		29,157,929

Media – 1.0%
357,419	Comcast Corp. Class A	12,498,943
84,100	Omnicom Group, Inc.	6,860,037
198,301	The Interpublic Group of Cos., Inc.	6,605,406

		25,964,386

Metals & Mining – 0.6%
65,700	Newmont Corp.	3,101,040

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)
213,300	Southern Copper Corp.	$12,881,187

		15,982,227

Multiline Retail – 0.4%
8,000	Nordstrom, Inc.	129,120
64,500	Target Corp.	9,613,080

		9,742,200

Multi-Utilities – 1.2%
117,600	Consolidated Edison, Inc.	11,208,456
159,597	Dominion Energy, Inc.	9,786,488
193,600	Public Service Enterprise Group, Inc.	11,861,872

		32,856,816

Oil, Gas & Consumable Fuels – 5.0%
168,898	Chevron Corp.	30,315,502
217,700	Coterra Energy, Inc.	5,348,889
221,400	Devon Energy Corp.	13,618,314
65,100	Diamondback Energy, Inc.	8,904,378
2,500	DTE Midstream LLC*	138,150
49,528	EOG Resources, Inc.	6,414,866
377,819	Exxon Mobil Corp.(a)	41,673,436
399,800	Kinder Morgan, Inc.	7,228,384
63,700	Pioneer Natural Resources Co.	14,548,443
180,400	The Williams Cos., Inc.	5,935,160

		134,125,522

Paper & Forest Products – 0.0%
7	Sylvamo Corp.	340

Pharmaceuticals – 5.3%
286,201	Bristol-Myers Squibb Co.	20,592,162
65,539	Eli Lilly & Co.	23,976,788
230,334	Johnson & Johnson	40,688,501
257,553	Merck & Co., Inc.	28,575,505
7	Organon & Co.	195
547,899	Pfizer, Inc.	28,074,345
5	Viatris, Inc.	56

		141,907,552

Professional Services – 0.3%
29,433	Booz Allen Hamilton Holding Corp.	3,076,337
13,547	KBR, Inc.	715,282
33,200	ManpowerGroup, Inc.	2,762,572
10,051	TransUnion	570,394

		7,124,585

Real Estate Management & Development* – 0.0%
83	WeWork, Inc. Class A	119

Road & Rail –1.0%
26,846	Norfolk Southern Corp.	6,615,391
10,500	Ryder System, Inc.	877,485

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – (continued)
91,562	Union Pacific Corp.	$18,959,744

		26,452,620

Semiconductors & Semiconductor Equipment – 5.3%
160,393	Advanced Micro Devices, Inc.*	10,388,655
84,300	Analog Devices, Inc.	13,827,729
41,590	Broadcom, Inc.	23,254,217
5,400	First Solar, Inc.*	808,866
511,509	Intel Corp.	13,519,183
17,275	KLA Corp.	6,513,193
13,953	Lam Research Corp.	5,864,446
41,959	Marvell Technology, Inc.	1,554,161
211,525	NVIDIA Corp.	30,912,263
115,597	QUALCOMM, Inc.	12,708,734
140,150	Texas Instruments, Inc.	23,155,583
500	Wolfspeed, Inc.*	34,520

		142,541,550

Software – 8.1%
35,273	Adobe, Inc.*	11,870,423
1,600	AppLovin Corp. Class A*	16,848
4,600	Atlassian Corp. Class A*	591,928
6,500	Bill.com Holdings, Inc.*	708,240
9,333	Confluent, Inc. Class A*	207,566
6,900	Coupa Software, Inc.*	546,273
16,800	Crowdstrike Holdings, Inc. Class A*	1,768,872
31,100	Datadog, Inc. Class A*	2,285,850
22,268	DocuSign, Inc.*	1,234,093
18,400	Dynatrace, Inc.*	704,720
2,000	Elastic NV*	103,000
1,600	Five9, Inc.*	108,576
6,400	HubSpot, Inc.*	1,850,432
35,020	Intuit, Inc.	13,630,484
620,725	Microsoft Corp.	148,862,270
3,000	nCino, Inc.*	79,320
600	New Relic, Inc.*	33,870
120,042	Oracle Corp.	9,812,233
91,000	Palantir Technologies, Inc. Class A*	584,220
6,500	Palo Alto Networks, Inc.*	907,010
800	Paylocity Holding Corp.*	155,408
1,600	RingCentral, Inc. Class A*	56,640
75,236	Salesforce, Inc.*	9,975,541
14,136	SentinelOne, Inc. Class A*	206,244
18,562	ServiceNow, Inc.*	7,207,068
15,600	Smartsheet, Inc. Class A*	614,016
2,300	Splunk, Inc.*	198,007
33,972	Unity Software, Inc.*(b)	971,259
1,526	Zoom Video Communications, Inc. Class A*	103,371
15,700	Zscaler, Inc.*	1,756,830

		217,150,612

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 2.0%
2,900	Carvana Co.*(b)	$13,746
23,700	Dick’s Sporting Goods, Inc.	2,850,873
1,800	Five Below, Inc.*	318,366
2,300	Floor & Decor Holdings, Inc.*	160,149
5,300	GameStop Corp.*(b)	97,838
61,599	Lowe’s Cos., Inc.	12,272,985
10,700	Penske Automotive Group, Inc.	1,229,751
115,776	The Home Depot, Inc.	36,569,007
3,000	Williams-Sonoma, Inc.	344,760

		53,857,475

Technology Hardware, Storage & Peripherals – 6.1%
1,214,159	Apple, Inc.(a)	157,755,679
49,700	Dell Technologies, Inc. Class C	1,998,934
3,494	Pure Storage, Inc. Class A*	93,499
68,000	Seagate Technology Holdings PLC	3,577,480

		163,425,592

Textiles, Apparel & Luxury Goods – 0.7%
2,900	Carter’s, Inc.	216,369
2,100	Deckers Outdoor Corp.*	838,236
3	Kontoor Brands, Inc.	120
2,600	Lululemon Athletica, Inc.*	832,988
96,857	NIKE, Inc. Class B	11,333,238
161,000	VF Corp.	4,445,210

		17,666,161

Tobacco – 0.8%
186,563	Altria Group, Inc.	8,527,795
138,734	Philip Morris International, Inc.	14,041,268

		22,569,063

Trading Companies & Distributors – 0.7%
84,198	Fastenal Co.	3,984,249
95,100	MSC Industrial Direct Co., Inc. Class A	7,769,670
27,499	Watsco, Inc.	6,858,251

		18,612,170

TOTAL COMMON STOCKS
(Cost $2,207,100,639)		$2,618,445,953

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Dividend Rate	Value

Investment Company(c) – 1.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
25,633,271	4.159%	$25,633,271
(Cost $25,633,271)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT – 99.2%
(Cost $2,232,733,910)		$2,644,079,224

Securities Lending Reinvestment Vehicle – 0.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,348,630	4.159%	$1,348,630
(Cost $1,348,630)

TOTAL INVESTMENTS – 99.2%
(Cost $2,234,082,540)		$2,645,427,854

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		20,314,274

NET ASSETS – 100.0%		$2,665,742,128

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	170	03/17/23	$32,818,500	$173,090

WRITTEN OPTIONS CONTRACTS—At December 31, 2022, the Fund had the following written options contracts:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$3,990.000	01/31/2023	(629)	$(250,971,000)	$(1,918,450)	$(8,688,308)	$ 6,769,858
S&P 500 Index	4,160.000	02/28/2023	(743)	(309,088,000)	(1,682,895)	(9,859,796)	8,176,901
S&P 500 Index	3,900.000	03/31/2023	(647)	(252,330,000)	(9,574,306)	(9,574,306)	—
Total written option contracts			(2,019)	$(812,389,000)	$(13,175,651)	$(28,122,410)	$14,946,759

Investment Abbreviations:
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Assets and Liabilities

December 31, 2022

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Assets:

Investments in unaffiliated issuers, at value (cost $128,774,472 and $2,207,100,639, respectively)(a)	$141,654,867	$2,618,445,953

Investments in affiliated issuers, at value (cost $0 and $25,633,271, respectively)	—	25,633,271

Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $44,400 and $1,348,630, respectively)	44,400	1,348,630

Cash	—	6,568,115

Foreign currencies, at value (cost $3,167,302 and $0, respectively)	3,205,581	—

Receivables:

Foreign tax reclaims	1,129,029	—

Collateral on certain derivative contracts(b)	371,233	—

Dividends	138,591	2,116,955

Reimbursement from investment adviser	40,195	47,594

Securities lending income	1,876	50,412

Investments sold	—	9,574,290

Fund shares sold	—	34,003,466

Other assets	36,325	89,944

Total assets	146,622,097	2,697,878,630

Liabilities:

Written option contracts, at value (premium received $1,343,849 and $28,122,410, respectively)	917,553	13,175,651

Variation margin on futures contracts	20,157	91,349

Payables:

Fund shares redeemed	4,246,992	8,238,111

Due to custodian	364,238	—

Management fees	100,173	1,512,473

Payable upon return of securities loaned	44,400	1,348,630

Investments purchased	35,780	6,883,032

Distribution and Service fees and Transfer Agency fees	4,517	226,023

Accrued expenses	442,012	661,233

Total liabilities	6,175,822	32,136,502

Net Assets:

Paid-in capital	207,390,753	2,230,103,262

Total distributable earnings (loss)	(66,944,478)	435,638,866

NET ASSETS	$140,446,275	$2,665,742,128

Net Assets:

Class A	$ 1,576,461	$ 151,972,869

Class C	205,720	72,830,686

Institutional	3,390,518	1,122,306,864

Investor	1,362,411	409,319,165

Class R6	68,863,642	304,083,414

Class P	65,047,523	605,229,130

Total Net Assets	$140,446,275	$2,665,742,128

Shares Outstanding $0.001 par value (unlimited number of shares authorized):

Class A	240,499	11,580,206

Class C	32,637	5,571,138

Institutional	528,617	85,833,477

Investor	213,088	31,279,131

Class R6	10,739,598	23,269,096

Class P	10,128,642	46,296,730

Net asset value, offering and redemption price per share:(c)

Class A	$ 6.55	$ 13.12

Class C	6.30	13.07

Institutional	6.41	13.08

Investor	6.39	13.09

Class R6	6.41	13.07

Class P	6.42	13.07

(a)	Includes loaned securities having a market value of $41,256 and $1,326,749, respectively.
(b)	Segregated for initial margin requirements and/or collateral on futures contracts.
(c)

Maximum public offering price per share for Class A Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds is $6.93 and $13.88, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund
Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $764,696 and $1,184, respectively)	$7,086,551	$61,991,989

Interest	339,218	2,563

Securities lending income — affiliated issuers	3,811	100,708

Dividends — affiliated issuers	2,790	535,451

Total investment income	7,432,370	62,630,711

Expenses:

Management fees	1,260,622	19,582,496

Professional fees	200,097	113,753

Custody, accounting and administrative services	121,682	379,083

Registration fees	78,158	155,937

Transfer Agency fees(a)	52,453	1,850,121

Printing and mailing costs	33,436	238,032

Trustee fees	27,675	32,719

Distribution and Service (12b-1) fees	6,224	1,077,867

Service fees — Class C	631	219,363

Other	104,356	63,646

Total expenses	1,885,334	23,713,017

Less — expense reductions	(498,496)	(1,991,420)

Net expenses	1,386,838	21,721,597

NET INVESTMENT INCOME	6,045,532	40,909,114

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,678,118)	48,071,939

Futures contracts	326,176	(3,076,792)

Written options	3,779,703	104,073,188

Forward foreign currency exchange contracts	3,111	—

Foreign currency transactions	(298,594)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	12,880,395	(671,441,776)

Investments — affiliated issuers	(40,276,458)	—

Futures contracts	(139,101)	21,625

Written options	909,000	24,198,971

Foreign currency translation	(211)	—

Net realized and unrealized loss	(24,494,097)	(498,152,845)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,448,565)	$(457,243,731)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Investor	Class R6	Class P

International Equity Dividend and Premium	$ 4,330	$1,894	$2,771	$404	$1,571	$3,435	$23,284	$20,988

U.S. Equity Dividend and Premium	419,778	658,089	268,659	140,393	474,968	683,345	94,936	187,820

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Changes in Net Assets

	International Equity Dividend and Premium Fund		U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:

Net investment income	$6,045,532	$5,974,522	$40,909,114	$36,810,190

Net realized gain	2,132,278	9,841,480	149,068,335	147,586,957

Net change in unrealized gain (loss)	(26,626,375)	1,174,822	(647,221,180)	414,042,886

Net increase (decrease) in net assets resulting from operations	(18,448,565)	16,990,824	(457,243,731)	598,440,033

Distributions to shareholders:

From distributable earnings:
Class A Shares	(62,268)	(59,547)	(9,916,912)	(9,824,749)
Class C Shares	(6,815)	(7,337)	(4,274,456)	(5,383,356)
Institutional Shares	(148,489)	(146,586)	(76,955,281)	(77,734,244)
Investor Shares	(74,939)	(154,566)	(28,036,804)	(26,472,514)
Class R6 Shares	(2,968,445)	(2,859,038)	(21,283,391)	(19,587,103)
Class P Shares	(2,608,753)	(2,564,990)	(40,415,122)	(40,891,276)
Return of capital:
Class A Shares	(8,180)	—	—	—
Class C Shares	(895)	—	—	—
Institutional Shares	(19,506)	—	—	—
Investor Shares	(9,844)	—	—	—
Class R6 Shares	(389,942)	—	—	—
Class P Shares	(342,692)	—	—	—

Total distributions to shareholders	(6,640,768)	(5,792,064)	(180,881,966)	(179,893,242)

From share transactions:

Proceeds from sales of shares	14,582,923	15,077,004	648,905,775	604,320,258

Reinvestment of distributions	6,561,948	5,716,638	164,922,109	163,634,347

Cost of shares redeemed	(40,689,520)	(47,759,106)	(646,012,765)	(762,104,051)

Net increase (decrease) in net assets resulting from share transactions	(19,544,649)	(26,965,464)	167,815,119	5,850,554

TOTAL INCREASE (DECREASE)	(44,633,982)	(15,766,704)	(470,310,578)	424,397,345

Net assets:

Beginning of year	185,080,257	200,846,961	3,136,052,706	2,711,655,361

End of year	$140,446,275	$185,080,257	$2,665,742,128	$3,136,052,706

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$7.59	$7.16	$7.28	$6.55	$7.76

Net investment income (a)	0.24	0.21	0.15	0.20	0.20

Net realized and unrealized gain (loss)	(1.02)	0.42	(0.11)	0.73	(1.22)

Total from investment operations	(0.78)	0.63	0.04	0.93	(1.02)

Distributions to shareholders from net investment income	(0.23)	(0.20)	(0.16)	(0.20)	(0.19)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.26)	(0.20)	(0.16)	(0.20)	(0.19)

Net asset value, end of year	$6.55	$7.59	$7.16	$7.28	$6.55

Total return(c)	(10.29)%	8.94%	0.93%	14.42%	(13.34)%

Net assets, end of year (in 000s)	$1,576	$2,170	$2,050	$2,424	$2,232

Ratio of total expenses to average net assets	1.58%	1.39%	1.48%	1.44%	1.38%

Ratio of net expenses to average net assets	1.23%	1.23%	1.27%	1.33%	1.34%

Ratio of net investment income to average net assets	3.63%	2.85%	2.39%	2.86%	2.71%

Portfolio turnover rate(d)	26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$7.32	$6.90	$7.02	$6.32	$7.48

Net investment income(a)	0.18	0.14	0.10	0.14	0.16

Net realized and unrealized gain (loss)	(0.98)	0.42	(0.11)	0.71	(1.20)

Total from investment operations	(0.80)	0.56	(0.01)	0.85	(1.04)

Distributions to shareholders from net investment income	(0.20)	(0.14)	(0.11)	(0.15)	(0.12)

Distributions to shareholders from return of capital	(0.02)	—	— (b)	—	—

Total distributions	(0.22)	(0.14)	(0.11)	(0.15)	(0.12)

Net asset value, end of year	$6.30	$7.32	$6.90	$7.02	$6.32

Total return(c)	(10.99)%	8.22%	0.18%	13.54%	(14.01)%

Net assets, end of year (in 000s)	$206	$362	$621	$815	$1,252

Ratio of total expenses to average net assets	2.33%	2.16%	2.23%	2.19%	2.11%

Ratio of net expenses to average net assets	1.98%	1.98%	2.02%	2.08%	2.09%

Ratio of net investment income to average net assets	2.77%	1.91%	1.63%	2.11%	2.24%

Portfolio turnover rate(d)	26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$7.43	$7.01	$7.14	$6.42	$7.62

Net investment income(a)	0.25	0.24	0.16	0.22	0.31

Net realized and unrealized gain (loss)	(1.00)	0.41	(0.10)	0.73	(1.29)

Total from investment operations	(0.75)	0.65	0.06	0.95	(0.98)

Distributions to shareholders from net investment income	(0.24)	(0.23)	(0.19)	(0.23)	(0.22)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.27)	(0.23)	(0.19)	(0.23)	(0.22)

Net asset value, end of year	$6.41	$7.43	$7.01	$7.14	$6.42

Total return(c)	(9.99)%	9.38%	1.18%	14.82%	(12.96)%

Net assets, end of year (in 000s)	$3,391	$4,417	$4,897	$12,005	$15,696

Ratio of total expenses to average net assets	1.21%	1.04%	1.10%	1.06%	0.95%

Ratio of net expenses to average net assets	0.89%	0.89%	0.92%	0.95%	0.95%

Ratio of net investment income to average net assets	3.90%	3.19%	2.51%	3.28%	4.12%

Portfolio turnover rate(d)	26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$7.41	$7.00	$7.12	$6.41	$7.60

Net investment income(a)	0.25	0.23	0.15	0.21	0.20

Net realized and unrealized gain (loss)	(1.00)	0.40	(0.09)	0.72	(1.18)

Total from investment operations	(0.75)	0.63	0.06	0.93	(0.98)

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.18)	(0.22)	(0.21)

Distributions to shareholders from return of capital	(0.03)	—	— (b)	—	—

Total distributions	(0.27)	(0.22)	(0.18)	(0.22)	(0.21)

Net asset value, end of year	$6.39	$7.41	$7.00	$7.12	$6.41

Total return(c)	(10.09)%	9.15%	1.20%	14.71%	(13.10)%

Net assets, end of year (in 000s)	$1,362	$5,313	$4,288	$8,915	$8,207

Ratio of total expenses to average net assets	1.33%	1.14%	1.23%	1.19%	1.14%

Ratio of net expenses to average net assets	0.98%	0.98%	1.03%	1.08%	1.09%

Ratio of net investment income to average net assets	3.81%	3.09%	2.39%	3.14%	2.76%

Portfolio turnover rate(d)	26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class R6 Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.43	$7.01	$7.13	$6.42	$7.60

Net investment income(b)	0.25	0.23	0.17	0.22	0.08

Net realized and unrealized gain (loss)	(1.00)	0.42	(0.10)	0.72	(1.07)

Total from investment operations	(0.75)	0.65	0.07	0.94	(0.99)

Distributions to shareholders from net investment income	(0.24)	(0.23)	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	(0.03)	—	— (c)	—	—

Total distributions	(0.27)	(0.23)	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$6.41	$7.43	$7.01	$7.13	$6.42

Total return(d)	(9.99)%	9.38%	1.34%	14.85%	(13.25)%

Net assets, end of period (in 000s)	$68,864	$91,208	$102,041	$136,241	$125,311

Ratio of total expenses to average net assets	1.20%	1.02%	1.10%	1.05%	1.03%(e)

Ratio of net expenses to average net assets	0.88%	0.88%	0.90%	0.94%	0.93%(e)

Ratio of net investment income to average net assets	3.90%	3.14%	2.70%	3.23%	1.81%(e)

Portfolio turnover rate(f)	26%	17%	34%	9%	14%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.44	$7.02	$7.14	$6.43	$7.71

Net investment income(b)	0.25	0.23	0.17	0.22	0.09

Net realized and unrealized gain (loss)	(1.00)	0.42	(0.10)	0.72	(1.18)

Total from investment operations	(0.75)	0.65	0.07	0.94	(1.09)

Distributions to shareholders from net investment income	(0.24)	(0.23)	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	(0.03)	—	— (c)	—	—

Total distributions	(0.27)	(0.23)	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$6.42	$7.44	$7.02	$7.14	$6.43

Total return(d)	(9.97)%	9.37%	1.33%	14.83%	(14.35)%

Net assets, end of period (in 000s)	$65,048	$81,611	$86,949	$138,381	$162,129

Ratio of total expenses to average net assets	1.20%	1.02%	1.10%	1.05%	1.03%(e)

Ratio of net expenses to average net assets	0.88%	0.88%	0.90%	0.94%	0.93%(e)

Ratio of net investment income to average net assets	3.88%	3.17%	2.67%	3.26%	1.81%(e)

Portfolio turnover rate(f)	26%	17%	34%	9%	14%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class A Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.43	$14.20	$13.38	$11.46	$13.16

Net investment income (a)	0.17	0.15	0.18	0.21	0.21

Net realized and unrealized gain (loss)	(2.59)	3.01	1.61	2.57	(1.05)

Total from investment operations	(2.42)	3.16	1.79	2.78	(0.84)

Distributions to shareholders from net investment income	(0.17)	(0.15)	(0.19)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	—	— (b)	—	—

Total distributions	(0.89)	(0.93)	(0.97)	(0.86)	(0.86)

Net asset value, end of year	$13.12	$16.43	$14.20	$13.38	$11.46

Total return(c)	(14.84)%	22.42%	13.62%	24.62%	(6.63)%

Net assets, end of year (in 000s)	$151,973	$183,895	$135,937	$195,689	$187,524

Ratio of total expenses to average net assets	1.14%	1.13%	1.15%	1.16%	1.15%

Ratio of net expenses to average net assets	1.05%	1.06%	1.09%	1.12%	1.12%

Ratio of net investment income to average net assets	1.18%	0.97%	1.41%	1.65%	1.61%

Portfolio turnover rate(d)	38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class C Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.36	$14.14	$13.33	$11.41	$13.11

Net investment income(a)	0.06	0.04	0.08	0.12	0.11

Net realized and unrealized gain (loss)	(2.57)	2.99	1.60	2.57	(1.05)

Total from investment operations	(2.51)	3.03	1.68	2.69	(0.94)

Distributions to shareholders from net investment income	(0.06)	(0.03)	(0.09)	(0.12)	(0.12)

Distributions to shareholders from net realized gains	(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	—	— (b)	—	—

Total distributions	(0.78)	(0.81)	(0.87)	(0.77)	(0.76)

Net asset value, end of year	$13.07	$16.36	$14.14	$13.33	$11.41

Total return(c)	(15.48)%	21.48%	12.83%	23.72%	(7.38)%

Net assets, end of year (in 000s)	$72,831	$109,023	$118,819	$141,029	$139,580

Ratio of total expenses to average net assets	1.89%	1.88%	1.90%	1.91%	1.90%

Ratio of net expenses to average net assets	1.80%	1.81%	1.84%	1.87%	1.87%

Ratio of net investment income to average net assets	0.42%	0.23%	0.64%	0.90%	0.86%

Portfolio turnover rate(d)	38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.37	$14.16	$13.35	$11.43	$13.13

Net investment income(a)	0.22	0.21	0.23	0.26	0.27

Net realized and unrealized gain (loss)	(2.57)	2.99	1.60	2.57	(1.06)

Total from investment operations	(2.35)	3.20	1.83	2.83	(0.79)

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.24)	(0.26)	(0.27)

Distributions to shareholders from net realized gains	(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	—	— (b)	—	—

Total distributions	(0.94)	(0.99)	(1.02)	(0.91)	(0.91)

Net asset value, end of year	$13.08	$16.37	$14.16	$13.35	$11.43

Total return(c)	(14.53)%	22.82%	14.12%	25.06%	(6.28)%

Net assets, end of year (in 000s)	$1,122,307	$1,329,450	$1,252,383	$1,242,858	$1,106,179

Ratio of total expenses to average net assets	0.77%	0.76%	0.78%	0.77%	0.76%

Ratio of net expenses to average net assets	0.71%	0.71%	0.72%	0.75%	0.74%

Ratio of net investment income to average net assets	1.52%	1.33%	1.73%	2.02%	2.01%

Portfolio turnover rate(d)	38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Investor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.38	$14.17	$13.36	$11.44	$13.14

Net investment income(a)	0.21	0.19	0.21	0.25	0.25

Net realized and unrealized gain (loss)	(2.57)	2.99	1.60	2.57	(1.06)

Total from investment operations	(2.36)	3.18	1.81	2.82	(0.81)

Distributions to shareholders from net investment income	(0.21)	(0.19)	(0.22)	(0.25)	(0.25)

Distributions to shareholders from net realized gains	(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	—	— (b)	—	—

Total distributions	(0.93)	(0.97)	(1.00)	(0.90)	(0.89)

Net asset value, end of year	$13.09	$16.38	$14.17	$13.36	$11.44

Total return(c)	(14.60)%	22.78%	13.90%	25.00%	(6.47)%

Net assets, end of year (in 000s)	$409,319	$473,054	$402,711	$468,254	$432,136

Ratio of total expenses to average net assets	0.89%	0.88%	0.90%	0.91%	0.90%

Ratio of net expenses to average net assets	0.80%	0.81%	0.83%	0.87%	0.87%

Ratio of net investment income to average net assets	1.44%	1.23%	1.64%	1.90%	1.86%

Portfolio turnover rate(d)	38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	R6 Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$16.36	$14.15	$13.34	$11.42	$12.84

Net investment income(b)	0.22	0.21	0.23	0.26	0.17

Net realized and unrealized gain (loss)	(2.57)	2.99	1.60	2.57	(0.75)

Total from investment operations	(2.35)	3.20	1.83	2.83	(0.58)

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	—	— (c)	—	—

Total distributions	(0.94)	(0.99)	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$13.07	$16.36	$14.15	$13.34	$11.42

Total return(d)	(14.53)%	22.85%	14.13%	25.09%	(4.78)%

Net assets, end of period (in 000s)	$304,083	$336,827	$208,584	$275,973	$252,381

Ratio of total expenses to average net assets	0.76%	0.75%	0.77%	0.76%	0.76%(e)

Ratio of net expenses to average net assets	0.70%	0.70%	0.72%	0.74%	0.73%(e)

Ratio of net investment income to average net assets	1.54%	1.33%	1.77%	2.03%	1.91%(e)

Portfolio turnover rate(f)	38%	19%	39%	26%	37%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class P Shares
	Year Ended December 31,				Period Ended December 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$16.37	$14.15	$13.34	$11.43	$13.12

Net investment income(b)	0.22	0.21	0.23	0.26	0.18

Net realized and unrealized gain (loss)	(2.58)	3.00	1.60	2.56	(1.03)

Total from investment operations	(2.36)	3.21	1.83	2.82	(0.85)

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—	—	— (c)	—	—

Total distributions	(0.94)	(0.99)	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$13.07	$16.37	$14.15	$13.34	$11.43

Total return(d)	(14.59)%	22.93%	14.05%	25.07%	(6.73)%

Net assets, end of period (in 000s)	$605,229	$703,803	$593,220	$679,431	$648,424

Ratio of total expenses to average net assets	0.76%	0.75%	0.77%	0.76%	0.76%(e)

Ratio of net expenses to average net assets	0.70%	0.70%	0.72%	0.74%	0.73%(e)

Ratio of net investment income to average net assets	1.53%	1.34%	1.76%	2.03%	1.93%(e)

Portfolio turnover rate(f)	38%	19%	39%	26%	37%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements

December 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

International Equity Dividend and Premium and U.S. Equity Dividend and Premium	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS I I

Notes to Financial Statements (continued)

December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

International Equity Dividend and Premium U.S. Equity Dividend and Premium	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market’s Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS I I

Notes to Financial Statements (continued)

December 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$237,371	$35,537,138	$—

Australia and Oceania	843,624	13,555,086	—

Europe	7,502,697	81,330,581	—

North America	149,118	601,706	—

Preferred Stocks	—	1,897,546	—

Securities Lending Reinvestment Vehicle	44,400	—	—

Total	$8,777,210	$132,922,057	$—

Derivative Type

Assets Futures Contracts(b)	$108	$—	$—

44

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Futures Contracts(b)	$(93,052)	$—	$—

Written Option Contracts	(917,553)	—	—

Total	$(1,010,605)	$—	$—
U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments (a)

Europe	$72,964,121	$—	$—

North America	2,545,481,832	—	—

Securities Lending Reinvestment Vehicle	1,348,630	—	—

Investment Company	25,633,271	—	—

Total	$2,645,427,854	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$173,090	$—	$—

Liabilities

Written Option Contracts	$(13,175,651)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

INTERNATIONAL EQUITY

DIVIDEND AND PREMIUM FUND

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$108(a)	Variation margin on futures contracts; Payable for written options, at value	$(1,010,605)(a)

45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS I I

Notes to Financial Statements (continued)

December 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. EQUITY

DIVIDEND AND PREMIUM FUND

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$173,090(a)	Payable for written options, at value	$(13,175,651)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts	$ 3,111	$ —

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	4,105,879	769,899

Total		$ 4,108,990	$ 769,899

U.S. EQUITY DIVIDEND AND PREMIUM FUND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$100,996,396	$24,220,596

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures contracts	Forward contracts	Written Option

International Equity Dividend and Premium	36	$16,560	8,292

U.S. Equity Dividend and Premium	110	—	198,460

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, or shares/units outstanding for written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2022.

46

GOLDMAN SACHS TAX-ADVANTAGED EQUITY F UNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM and manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate#
International Equity Dividend and Premium	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%
U.S. Equity Dividend and Premium	0.75	0.68	0.65	0.64	0.63	0.70	0.66*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

GSAM has agreed to waive a portion of its management fee in an amount equal to 0.04% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2022, GSAM waived $337 and $51,076 of the management fee for the International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A	Class C
Distribution and/or Service Plan	0.25%	0.75%

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS I I

Notes to Financial Statements (continued)

December 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2022, Goldman Sachs did not retain any of the Class C Shares’ CDSC. During the fiscal year ended December 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
International Equity Dividend and Premium	$ 19
U.S. Equity Dividend and Premium	27,321

D. Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate ser vice organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.03% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity Dividend and Premium and U.S. Equity Dividend Funds, respectively. These arrangements will remain in effect through at least April 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to April 29, 2022, Goldman Sachs waived its transfer agent fee equal to 0.02% of the U.S. Equity Dividend and Premium Fund.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Equity Dividend and Premium and U.S. Equity Dividend Funds are 0.044% and 0.014%, respectively. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

48

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

International Equity Dividend and Premium	$337	$1,240	$496,919	$498,496

U.S. Equity Dividend and Premium	1,176,156	225,859	589,405	1,991,420

G. Line of Credit Facility — As of December 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2022:

Fund	Underlying Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income

International Equity Dividend and Premium	Goldman Sachs Financial Square Government Fund - Institutional Shares	$504,243	$11,279,033	$(11,783,276)	$—	—	$2,790

U.S. Equity Dividend and Premium	Goldman Sachs Financial Square Government Fund - Institutional Shares	4,137,766	484,435,483	(462,939,978)	25,633,271	25,633,271	535,451

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

International Equity Dividend and Premium	$39,825,735	$48,574,466

U.S. Equity Dividend and Premium	1,109,417,902	1,054,017,442

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned

49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

7. SECURITIES LENDING (continued)

securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs

International Equity Dividend and Premium	$ 220	$ 1,984	$ —

U.S. Equity Dividend and Premium	5,708	51,379	171,955

50

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

7. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022

International Equity Dividend and Premium Fund	$—	$2,201,735	$(2,157,335)	$44,400	44,400

U.S. Equity Dividend and Premium Fund	—	25,726,878	(24,378,248)	1,348,630	1,348,630

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Distributions paid from:

Ordinary income	$5,869,709	$51,716,801

Net long-term capital gains	—	129,165,165

Total taxable distributions	$5,869,709	$180,881,966

Tax return of capital	$771,059	$—

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Distributions paid from:

Ordinary income	$5,792,064	$36,715,547
Net long-term capital gains	—	143,177,695

Total taxable distributions	$5,792,064	$179,893,242

51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

8. TAX INFORMATION (continued)

As of December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Undistributed ordinary income — net	$—	$8,322,074

Undistributed long-term capital gains	—	17,732,643

Total Undistributed Earnings	$—	$26,054,717

Capital loss carryforwards(1) :

Perpetual Short-Term	(8,293,249)	—

Perpetual Long-Term	(71,676,594)	—

Total capital loss carryforwards	(79,969,843)	—

Timing differences (Real Estate Investment Trusts/Late Year Loss Deferral and Straddle Loss Deferral)	$(109,866)	$73,825

Unrealized gains (loss) — net	13,135,231	409,510,324

Total accumulated earnings (loss) net	$(66,944,478)	$435,638,866

(1)	The International Equity Dividend and Premium Fund utilized $3,013,662 of capital losses in the current fiscal year.

As of December 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Tax Cost	$128,870,848	$2,251,037,379

Gross unrealized gain	26,192,131	596,020,957

Gross unrealized loss	(13,056,900)	(186,510,633)

Net unrealized gains	$13,135,231	$409,510,324

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that

52

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

9. OTHER RISKS (continued)

involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization

53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

9. OTHER RISKS (continued)

of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

54

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	28,023	$181,941	38,276	$286,919

Reinvestment of distributions	11,228	70,448	7,993	59,547

Shares redeemed	(84,566)	(541,349)	(46,827)	(350,353)

	(45,315)	(288,960)	(558)	(3,887)

Class C Shares

Shares sold	4,220	28,668	4,171	30,400

Reinvestment of distributions	1,278	7,710	1,003	7,221

Shares redeemed	(22,356)	(143,638)	(45,662)	(326,957)

	(16,858)	(107,260)	(40,488)	(289,336)

Institutional Shares

Shares sold	80,986	548,621	81,531	591,238

Reinvestment of distributions	18,737	114,899	12,678	92,444

Shares redeemed	(165,697)	(1,023,925)	(198,016)	(1,459,775)

	(65,974)	(360,405)	(103,807)	(776,093)

Investor Shares

Shares sold	28,803	173,491	275,916	2,021,371

Reinvestment of distributions	13,812	84,783	21,259	154,566

Shares redeemed	(546,494)	(3,781,060)	(193,155)	(1,419,459)

	(503,879)	(3,522,786)	104,020	756,478

Class R6 Shares

Shares sold	1,143,517	7,318,612	1,073,091	7,884,259

Reinvestment of distributions	548,351	3,358,387	392,194	2,859,038

Shares redeemed	(3,233,966)	(20,655,706)	(3,738,617)	(27,034,591)

	(1,542,098)	(9,978,707)	(2,273,332)	(16,291,294)

Class P Shares

Shares sold	1,011,964	6,331,590	576,440	4,262,817

Reinvestment of distributions	476,539	2,925,721	348,446	2,543,822

Shares redeemed	(2,332,834)	(14,543,842)	(2,336,341)	(17,167,971)

	(844,331)	(5,286,531)	(1,411,455)	(10,361,332)

NET DECREASE	(3,018,455)	$(19,544,649)	(3,725,620)	$(26,965,464)

55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued)

December 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,146,086	$45,888,253	3,071,696	$47,934,630

Reinvestment of distributions	632,453	8,655,361	538,836	8,627,242

Shares redeemed	(3,393,740)	(48,285,060)	(1,986,087)	(31,209,475)

	384,799	6,258,554	1,624,445	25,352,397

Class C Shares

Shares sold	493,517	7,179,638	663,493	10,366,879

Reinvestment of distributions	288,119	3,916,606	306,290	4,890,543

Shares redeemed	(1,875,786)	(26,863,382)	(2,707,607)	(41,897,327)

	(1,094,150)	(15,767,138)	(1,737,824)	(26,639,905)

Institutional Shares

Shares sold	22,570,666	323,362,540	15,305,046	239,419,750

Reinvestment of distributions	5,063,940	69,120,715	4,277,140	68,232,724

Shares redeemed	(23,006,678)	(328,725,682)	(26,845,489)	(423,221,873)

	4,627,928	63,757,573	(7,263,303)	(115,569,399)

Investor Shares

Shares sold	9,374,564	134,822,661	6,748,651	106,802,082

Reinvestment of distributions	2,048,961	27,976,575	1,657,720	26,470,639

Shares redeemed	(9,019,169)	(128,964,800)	(7,959,798)	(123,914,679)

	2,404,356	33,834,436	446,573	9,358,042

R6 Shares

Shares sold	4,163,853	58,157,672	8,807,588	141,751,659

Reinvestment of distributions	1,087,932	14,837,730	910,495	14,521,923

Shares redeemed	(2,567,472)	(37,056,923)	(3,874,637)	(60,289,891)

	2,684,313	35,938,479	5,843,446	95,983,691

Class P Shares

Shares sold	5,740,301	79,495,011	3,705,712	58,045,258

Reinvestment of distributions	2,960,687	40,415,122	2,563,555	40,891,276

Shares redeemed	(5,402,384)	(76,116,918)	(5,184,667)	(81,570,806)

	3,298,604	43,793,215	1,084,600	17,365,728

NET INCREASE (DECREASE)	12,305,850	$167,815,119	(2,063)	$5,850,554

56

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs U.S. Equity Dividend and Premium Fund and Goldman Sachs International Equity Dividend and Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs U.S. Equity Dividend and Premium Fund and Goldman Sachs International Equity Dividend and Premium Fund (two of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs Funds complex since 2000.

57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds..

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity Dividend and Premium Fund				U.S. Equity Dividend and Premium Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/22*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/22*
Class A
Actual	$1,000.00	$1,063.90		$6.42	$1,000.00	$1,021.90		$5.30
Hypothetical 5% return	1,000.00	1,019.00	+	6.28	1,000.00	1,020.00	+	5.29
Class C
Actual	1,000.00	1,060.70		10.31	1,000.00	1,018.40		9.10
Hypothetical 5% return	1,000.00	1,015.20	+	10.08	1,000.00	1,016.20	+	9.09
Institutional
Actual	1,000.00	1,066.40		4.66	1,000.00	1,024.60		3.62
Hypothetical 5% return	1,000.00	1,020.70	+	4.55	1,000.00	1,021.60	+	3.61
Investor
Actual	1,000.00	1,066.40		5.12	1,000.00	1,024.10		4.03
Hypothetical 5% return	1,000.00	1,020.20	+	5.01	1,000.00	1,021.20	+	4.02
Class R6
Actual	1,000.00	1,066.50		4.60	1,000.00	1,023.90		3.57
Hypothetical 5% return	1,000.00	1,020.80	+	4.50	1,000.00	1,021.70	+	3.56
Class P
Actual	1,000.00	1,066.40		4.60	1,000.00	1,023.90		3.57
Hypothetical 5% return	1,000.00	1,020.80	+	4.50	1,000.00	1,021.70	+	3.56

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class P
International Equity Dividend and Premium	1.23%	1.98%	0.89%	0.98%	0.88%	0.88%
U.S. Equity Dividend and Premium	1.04	1.79	0.71	0.79	0.70	0.70

58

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion, Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

60

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolio (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

61

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Tax-Advantaged II Funds - Tax Information (Unaudited)

For the year ended December 31, 2022, 96.52% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2022, the International Equity Dividend and Premium has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium Fund from sources within foreign countries and possessions of the United States was $0.2542 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium Fund during the year from foreign sources was 83.48%. The total amount of taxes paid by the International Equity Dividend and Premium Fund to such countries was $0.0290 per share.

For the year ended December 31, 2022, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium designates $129,165,165 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2022.

During the year ended December 31, 2022, the U.S. Equity Dividend and Premium Fund designates $10,670,265 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

62

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market	∎ Short Duration Tax-Free Fund	Equity Insights	Total Portfolio Solutions
Financial Square FundsSM	∎ Municipal Income Completion Fund	∎ Small Cap Equity Insights Fund	∎ Global Managed Beta Fund

∎ Financial Square Treasury Solutions Fund[1]

∎ Financial Square Government Fund[1]

∎ Financial Square Money Market Fund[2]

∎ Financial Square Prime Obligations Fund[2]

∎ Financial Square Treasury Instruments Fund[1]

∎ Financial Square Treasury Obligations Fund[1]

∎ Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎ Investor Money Market Fund[3]

∎ Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎ Enhanced Income Fund

∎ Short-Term Conservative Income Fund

∎ Short Duration Government Fund

∎ Short Duration Income Fund

∎ Government Income Fund

∎ Inflation Protected Securities Fund

Multi-Sector

∎ Bond Fund

∎ Core Fixed Income Fund

∎ Global Core Fixed Income Fund

∎ Strategic Income Fund

∎ Income Fund

Municipal and Tax-Free

∎ High Yield Municipal Fund

∎ Dynamic Municipal Income Fund

Single Sector

∎ Investment Grade Credit Fund

∎ U.S. Mortgages Fund

∎ High Yield Fund

∎ High Yield Floating Rate Fund

∎ Emerging Markets Debt Fund

∎ Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎ Long Short Credit Strategies Fund

Fundamental Equity

∎ Equity Income Fund

∎ Small Cap Growth Fund

∎ Small Cap Value Fund

∎ Small/Mid Cap Value Fund

∎ Mid Cap Value Fund

∎ Large Cap Value Fund

∎ Focused Value Fund

∎ Large Cap Core Fund[4]

∎ Strategic Growth Fund

∎ Small/Mid Cap Growth Fund

∎ Flexible Cap Fund

∎ Concentrated Growth Fund

∎ Technology Opportunities Fund

∎ Mid Cap Growth Fund[5]

∎ Rising Dividend Growth Fund

∎ U.S. Equity ESG Fund

∎ Income Builder Fund

Tax-Advantaged Equity

∎ U.S. Tax-Managed Equity Fund

∎ International Tax-Managed Equity Fund

∎ U.S. Equity  Dividend and Premium Fund

∎ International Equity Dividend and Premium Fund

∎ U.S. Equity Insights Fund

∎ Small Cap Growth Insights Fund

∎ Large Cap Growth Insights Fund

∎ Large Cap Value Insights Fund

∎ Small Cap Value Insights Fund

∎ International Small  Cap Insights Fund

∎ International Equity Insights Fund

∎ Emerging Markets  Equity Insights Fund

Fundamental Equity International

∎ International Equity Income Fund

∎ International Equity ESG Fund

∎ China Equity Fund

∎ Emerging Markets Equity Fund

∎ Emerging Markets Equity ex. China Fund

∎ ESG Emerging Markets Equity Fund

Alternative

∎ Clean Energy Income Fund

∎ Real Estate Securities Fund

∎ Commodity Strategy Fund

∎ Global Real Estate Securities Fund

∎ Absolute Return Tracker Fund

∎ Managed Futures Strategy Fund

∎ MLP Energy Infrastructure Fund

∎ Energy Infrastructure Fund

∎ Multi-Manager Alternatives Fund

∎ Global Infrastructure Fund

∎ Multi-Manager Non-Core Fixed Income Fund

∎ Multi-Manager Global Equity Fund

∎ Multi-Manager International EquityFund

∎ Tactical Tilt Overlay Fund

∎ Balanced Strategy Portfolio

∎ Multi-Manager U.S. Small Cap Equity Fund

∎ Multi-Manager Real Assets Strategy Fund

∎ Growth and Income Strategy Portfolio

∎ Growth Strategy Portfolio

∎ Dynamic Global Equity Fund

∎ Satellite Strategies Portfolio

∎ Enhanced Dividend Global Equity Portfolio

∎ Tax-Advantaged Global Equity Portfolio

∎ Strategic Factor Allocation Fund

∎ Strategic Volatility Premium Fund

∎ GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,132,693	$2,663,780	Financial Statement audits.

Audit-Related Fees:

• PwC	$954,600	$365,908	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $954,600 and $365,908, respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. The figures for these entities are not yet available for twelve months ended December 31, 2022. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 9, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2023